                              [THE HARTFORD LOGO]

         SEMI-ANNUAL REPORT

         April 30, 2002

         -    Manager Discussions

         -    Financials

                                                 THE HARTFORD MUTUAL FUNDS, INC.
                                              THE HARTFORD MUTUAL FUNDS II, INC.

TABLE
OF
CONTENTS
       Manager Discussions                                                     1

       The Hartford Mutual Funds, Inc. Financial Statements

         Statements of Assets and Liabilities as of April 30, 2002:

            The Hartford Global Communications Fund                           32
            The Hartford Global Financial Services Fund                       34
            The Hartford Global Health Fund                                   36
            The Hartford Global Technology Fund                               38
            The Hartford International Small Company Fund                     40
            The Hartford SmallCap Growth Fund                                 42
            The Hartford Small Company Fund                                   45
            The Hartford International Capital Appreciation Fund              47
            The Hartford Capital Appreciation Fund                            50
            The Hartford Growth Opportunities Fund                            53
            The Hartford MidCap Fund                                          55
            The Hartford MidCap Value Fund                                    57
            The Hartford Value Opportunities Fund                             59
            The Hartford International Opportunities Fund                     61
            The Hartford Global Leaders Fund                                  64
            The Hartford Focus Fund                                           67
            The Hartford Growth Fund                                          69
            The Hartford Stock Fund                                           71
            The Hartford Value Fund                                           73
            The Hartford Growth and Income Fund                               75
            The Hartford Dividend and Growth Fund                             77
            The Hartford Advisers Fund                                        80
            The Hartford High Yield Fund                                      87
            The Hartford Bond Income Strategy Fund                            95
            The Hartford U.S. Government Securities Fund                     100
            The Hartford Tax-Free Minnesota Fund                             102
            The Hartford Tax-Free National Fund                              105
            The Hartford Money Market Fund                                   109

         Statements of Operations for the Periods Ended April 30, 2002       112

         Statements of Changes in Net Assets for the Periods Ended April 30,
       2002                                                                  118

         Notes to Financial Statements                                       132

         Financial Highlights                                                158

         Directors and Officers                                              186

         Privacy Policy                                                      190

THE HARTFORD GLOBAL COMMUNICATIONS FUND

PORTFOLIO MANAGEMENT TEAM

MICHAEL TYLER
Senior Vice President, Partner &
Portfolio Coordinator
Wellington Management Company, LLP

ARCHANA BASI, CFA
Vice President
Wellington Management Company, LLP

DAVID NINCIC, CFA
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
10/31/00 - 4/30/02
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

       GLOBAL                              MSCI AC WORLD FREE
    COMMUNICATIONS                         TELECOMMUNICATIONS          S&P 500
        FUND                                SERVICE INDEX               INDEX
        9450                                    10000                   10000
        8883                                    9070                    9586
        6492                                    7821                    8794
        5585                                    6582                    8553
        4319                                    5741                    7513
        4101                                    5271                    8041
        3317                                    4839                    7666


Q.  HOW DID THE FUND PERFORM?

The Hartford Global Communications Fund Class A shares returned -23.2% for the six-month period ending April 30, 2002. The Fund underperformed the MSCI All Country World Free Telecommunication Services Index, which returned -17.3%, and the Lipper Telecommunications Average, which returned -21.7% over the same period.


Q.  WHY DID THE FUND PERFORM THIS WAY?

The period proved to be another very difficult one for telecom investors worldwide. Equities across all industry sub-sectors were driven downwards by continued weakness in demand, excess capacity, and weak pricing. The industry's structural weakness discouraged investors from taking any chances. The wireless sector, in particular, was devastated, as investors reacted very harshly to surprisingly bad year-end demand growth and to another round of effective price reductions. Even the blue-chip defensive names have been hammered. Key holdings (two of the top ten holdings) in the Fund during this time period were Nextel Partners and Vodafone.


Q.  WHAT IS YOUR OUTLOOK?

The industry's current malaise cannot - and will not - go on forever. In the course of the next twelve months, the structural and macroeconomic issues that the industry is struggling with should begin to resolve themselves. The tough economic times that the global economy is showing signs of emerging from have forced many of the weaker telecom companies to exit through sale or bankruptcy, which will inevitably help the survivors. We have built a larger position in the wireless sector, hoping to take advantage of the market's extreme pessimism regarding these stocks. Although the fundamentals are weak, the stock prices reflect scenarios that we consider highly unlikely.

AVERAGE ANNUAL TOTAL RETURNS (Inception 10/31/00)

                         Standardized                     Non-Standardized
                 1 YEAR(1)    SINCE INCEPT.(1)      1 YEAR(2)    SINCE INCEPT.(2)
                 ---------    ----------------      ---------    ----------------
Global Comm. A    - 51.72%             - 52.08%      - 48.91%            - 50.24%
Global Comm.B     - 51.74%             - 51.85%      - 49.20%            - 50.52%
Global Comm. C    - 49.64%             - 50.85%      - 49.12%            - 50.52%

The chart represents a hypothetical investment in The Hartford Global Communications Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 10/31/00 would have been valued at $3,480 on 4/30/02 ($3,341 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 10/31/00 would have been valued at $3,446 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner &
Portfolio Coordinator
Wellington Management Company, LLP

THEODORE SHASTA, CFA
Senior Vice President & Partner
Wellington Management Company, LLP

MARK D. MANDEL, CFA
Vice President
Wellington Management Company, LLP

ERIC HALET
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
10/31/00 - 4/30/02
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]


Global Financial                            MSCI Finance ex                   S&P 500
Services Fund                             Real Estate Index                    INDEX
    9450                                         10000                        10000
    9857                                         10361                         9586
    9715                                          9501                         8794
    9885                                          9166                         8553
    8854                                          8119                         7513
    8949                                          8119                         8041
    9430                                          8119                         7686

Q.  HOW DID THE FUND PERFORM?

The Hartford Global Financial Services Fund Class A shares returned 6.5% for the six-month period ending April 30, 2002. The Fund under-performed the MSCI Finance ex-Real Estate Index, which returned 8.4%, and the Lipper Financial Services Average, which returned 14.0%, over the period.


Q.  WHY DID THE FUND PERFORM THIS WAY?

Financial stocks have risen modestly during this period in part due to the aftermath of the terrorist attacks on the World Trade Center and also due to the realization that the global recession would be short and shallow due to aggressive, coordinated central bank easing around the world. This was a happier outcome than we had expected. However, our overweight in insurance stocks, which aren't very sensitive to the strength of the economy, and our underweight in investment banks, which are extremely sensitive to the strength of the economy, hurt performance during this time period. Over the past several years, our success has been primarily attributable to the individual stock selection rather than sub-sector allocation. Having said that, recent stock picking has been a drag on performance.

Our strategy is changing incrementally. We are willing to take more risk in our bank investments, as it is probable that we've seen the depths of the US corporate credit problems. Our commitment to the US general insurance cycle is unchanged as insurance companies maintain tremendous pricing power now and should have tremendous earnings growth over the next year, despite the flood of new equity being raised in the area. The temptation after a recession is to buy stocks of the weakest companies, as they will benefit most from the reduction in economic pressure. We will inch in that direction, but the difference in prices between good and bad companies really isn't sufficient to cause any material changes.


Q.  WHAT IS YOUR OUTLOOK?

We remain skeptical that consumer or corporate balance sheets will support a robust economic recovery in 2002, however despite this weak recovery, we are not likely to make significant changes in the portfolio, as we believe that the Fund is well positioned. We continue to invest within the portfolio on a stock-by-stock basis in companies that we believe offer good long-term growth prospects despite near-term market volatility.


AVERAGE ANNUAL TOTAL RETURNS (Inception 10/31/00)

                                Standardized                     Non-Standardized
                        1 YEAR(1)    SINCE INCEPT.(1)      1 YEAR(2)    SINCE INCEPT.(2)
                        ---------    ----------------      ---------    ----------------
Global Fin. Ser. A         - 8.27%             - 3.82%        - 2.92%            - 0.13%
Global Fin. Ser. B         - 8.43%             - 3.53%        - 3.61%            - 0.87%
Global Fin. Ser. C         - 4.54%             - 1.52%        - 3.61%            - 0.87%

The chart represents a hypothetical investment in The Hartford Global Financial Services Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 10/31/00 would have been valued at $9,870 on 4/30/02 ($9,475 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 10/31/00 would have been valued at $9,772 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD GLOBAL HEALTH FUND

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President,
Partner & Portfolio Coordinator
Wellington Management Company, LLP

JEAN H. HYNES, CFA
Senior Vice President & Partner
Wellington Management Company, LLP

ANN C. GALLO
Vice President
Wellington Management Company, LLP

KIRK J. MAYER
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/1/00 - 4/30/02
Growth of a $10,000 investment in
Class A which includes Sales Charge

[LINE GRAPH]

   Global Health          Goldman Sachs
      Fund               Health Care Index        S&P 500 Index
      9450                   10000                 10000
     11503                   11007                  9879
     13112                   12194                  9897
     13168                   11631                  9487
     12980                   11004                  8704
     13599                   11263                  8465
     13264                   11033                  7435
     13765                   11033                  7958
     13705                   11033                  7607

Q.  HOW DID THE FUND PERFORM?

The Hartford Global Health Fund Class A shares returned 3.3% for the six-month period ending April 30, 2002. The Fund significantly outperformed the Goldman Sachs Health Care Index, which returned - 5.0% and the Lipper Health and Biotechnology Average, which returned -9.9% over the period.


Q.  WHY DID THE FUND PERFORM THIS WAY?

During this time period, the Fund had an underweight position within health care services stocks, with an emphasis on drug distributors based on three key factors: good core business fundamentals, a focus on enhanced service offerings with higher operating margins, and an increased generic pipeline, with its higher profit margins. The Fund also maintained an underweight position in medical device stocks, taking some profits as recognition increased of the favorable regulatory and reimbursement environments, strong patient census trends and today's scientific renaissance all provide favorable long-term growth prospects for the industry. Near-term, valuations have become less attractive within this sub-sector. The Fund's position in pharmaceutical stocks is now inline with the benchmark based on more attractive valuations. Current valuations of pharmaceutical stocks do not adequately reflect the potential of new product pipelines, which have been building in recent years reflecting technological developments within the biotechnology and genomics arena. Finally, the Fund was overweight biotechnology, genomics, and life science instrumentation stocks relative to the benchmark weighting given the more reasonable recent valuations within these areas. The primary contributor to the Fund's strong outperformance during this time period was strong stock selection across all sub-sectors of health care. The key contributors within the portfolio during this time period included Anthem, AmeriSource Bergen and Immunex.


Q.  WHAT IS YOUR OUTLOOK?

We remain very confident about the growth outlook for the health care sector, believing that earnings visibility remains high both near and long term. Health care remains a stable growth sector, but unlike other sectors of the marketplace, offers tremendous opportunities for growth, given a powerful trend of aging populations and dynamic technological innovation. Also, we remain optimistic about investing in the health care sector, as valuation levels are still reasonable, despite strong prior stock price appreciation.

AVERAGE ANNUAL TOTAL RETURNS (Inception 5/1/00)

                           Standardized                   Non-Standardized
                   1 YEAR(1)    SINCE INCEPT.(1)    1 YEAR(2)    SINCE INCEPT.(2)
                   ---------    ----------------    ---------    ----------------
Global Health A      - 0.23%               17.09%        5.60%             20.44%
Global Health B      - 0.21%               17.85%        4.79%             19.53%
Global Health C        3.79%               18.96%        4.82%             19.55%

The chart represents a hypothetical investment in The Hartford Global Health Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 5/01/00 would have been valued at $14,288 on 4/30/02 ($13,888 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 5/01/00 would have been valued at $14,150 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD GLOBAL TECHNOLOGY FUND

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President,
Partner & Portfolio Coordinator
Wellington Management Company, LLP

JOHN F. AVERILL, CFA
Senior Vice President & Partner
Wellington Management Company, LLP

ERIC STROMQUIST
Senior Vice President & Partner
Wellington Management Company, LLP

BRUCE L. GLAZER
Vice President
Wellington Management Company, LLP

ANITA KILLIAN, CFA
Assistant Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/1/00 - 4/30/02
Growth of a $10,000 investment in
Class A which includes Sales Charge

[HARTFORD GLOBAL TECHNOLOGY FUND PERFORMANCE OVERVIEW LINE GRAPH]

                     9450               10000         10000
                     9180                9400          9879
                     8102                8230          9897
                     6868                6754          9487
                     5479                5006          8704
                     4954                4476          8465
                     3762                3643          7435
                     4544                3643          7958
                     3763                3643          7607


AVERAGE ANNUAL TOTAL RETURNS (Inception 5/1/00)

                           Standardized                    Non-Standardized
                   1 YEAR(1)    SINCE INCEPT.(1)     1 YEAR(2)    SINCE INCEPT.(2)
                   ---------    ----------------     ---------    ----------------
Global Tech A       - 35.11%            - 38.66%      - 31.34%            - 36.90%
Global Tech B       - 35.19%            - 38.63%      - 31.78%            - 37.37%
Global Tech C       - 32.48%            - 37.68%      - 31.78%            - 37.37%


The chart represents a hypothetical investment in The Hartford Global Technology Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 5/01/00 would have been valued at $3,922 on 4/30/02 ($3,767 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 5/01/00 would have been valued at $3,884 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.


Q.  HOW DID THE FUND PERFORM?

The Hartford Global Technology Fund Class A shares returned 0.0% for the six-month period ending April 30, 2002. The Fund outperformed the Goldman Sachs Technology Composite Index, which returned - 6.5% and the Lipper Science and Technology Average, which returned - 5.2%, over the period.


Q.  WHY DID THE FUND PERFORM THIS WAY?

Despite the volatility during the period, the fund slightly exceeded the Goldman Sachs Technology Composite Index. Outperformance was largely attributable to stock selection, our significant overweight within the services sector and the conservative posture of the fund. During the period, while the US economy showed signs of improvement, the short-term fundamental outlook for technology companies deteriorated. Overall, with a handful of exceptions, technology vendors found that business in March was much more challenging to close than they had expected. Nowhere was this more evident than in software where we saw some significant earnings shortfalls. As we progress into the next quarter, visibility is poor as customers continue to spend reluctantly. As a result, we expect short-term earnings expectations will need to be reduced further. The communications equipment and hardware and semiconductor sub-sectors were underweight during this time period due to valuation concerns and a poor outlook for technology spending near-term. Key contributors to performance within the portfolio at the end of the period included Sabre Holdings, OmniVision and Maxtor.

Q.  WHAT IS YOUR OUTLOOK?

As we enter the third quarter, the fund remains defensively positioned. Looking forward, we expect the US economy will show steady improvement. While technology spending will lag any economic recovery, we expect we will see signs of meaningful improvement in the fourth quarter and in 2003. As we get closer to the turn we will likely trim our holdings in services and invest the proceeds in technology stocks with superior growth prospects. However, this process will be driven by bottoms up stock selection and today we simply are not finding enough attractive stocks within the other sub-sectors to merit such as shift.

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO MANAGER

[PHOTO OF EDWARD L. MAKIN]
EDWARD L. MAKIN
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/01 - 4/30/02
Growth of a $10,000 investment in
Class A which includes Sales Charge


[LINE GRAPH]

                     9450               10000
                     9781               10051
                     9205                9730
                     7825                8223
                     8335                8554
                     9346               10762


Q.  HOW DID THE FUND PERFORM?

The Hartford International Small Company Fund Class A shares returned 12.1% for the six-month period ended April 30, 2002. The Fund outperformed its benchmark and peer group for the period. The Salomon Smith Barney Euro Pacific <$2B Index returned 5.7%, while the Lipper International Small Cap Average returned 12.0% for the same period.


Q.  WHY DID THE FUND PERFORM THIS WAY?

During the six-month period ended April 30, 2002, strong stock selection in the Health care and Consumer staples sectors helped drive the Fund's outperformance. Health care stocks that performed particularly well were Fisher & Paykel (New Zealand), and Radiometer (Denmark). The Fund's weakest sector for the period was Technology, which was hurt by the disappointing performance of German software-company Ceyoniq. However, another Technology position, Vtech Holdings (Hong Kong), was the Fund's strongest contributor to performance for the period and helped offset losses elsewhere within the sector.


Q.  WHAT IS YOUR OUTLOOK?

Over the last six months, there has been evidence of a strong inventory rebuild in the global economy, but no sign yet of recovery in capital expenditure or consumer spending. Many companies hope it will come in the second half of this year. Unemployment will be the key indicator to watch, as it will drive the direction of short-term interest rates. More broadly, we are concerned with the escalating Israel/Arab conflict and its direct impact on oil prices, as well as other potential issues such as protectionism, corporate governance, and accounting practices. The weakening US dollar, while benefiting US shareholders in foreign equities in general, will be detrimental to international companies that either generate a large amount of their sales in US dollars, or are big exporters to the US economy. We are closely monitoring this situation to ensure that we are best positioned going forward. There appears to be plenty to be cautious about, but we take the approach of picking one stock at a time and are glad to be fishing in the small-cap pond, where there always seems to be abundant opportunity. We are also comforted by the notion that most times when coming out of a recessive economic period, small caps have tended to perform well for an extended period. We have no reason to believe that this time is any different.


AVERAGE ANNUAL TOTAL RETURNS (Inception 4/30/01)

                           Standardized                  Non-Standardized
                                      SINCE                          SINCE
                     1 YEAR(1)      INCEPT.(1)      1 YEAR(2)      INCEPT.(2)
                     ---------      ----------      ---------      ----------
Int'l Small Co A       - 6.52%         - 6.52%         - 1.10%        - 1.10%
Int'l Small Co B       - 6.42%         - 6.42%         - 1.50%        - 1.50%
Int'l Small Co C       - 2.77%         - 2.77%         - 1.80%        - 1.80%

The chart represents a hypothetical investment in The Hartford International Small Company Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $9,850 on 4/30/02 ($9,358 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 4/30/01 would have been valued at $9,723 on 4/30/02 ($9,626 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD SMALLCAP GROWTH FUND

PORTFOLIO MANAGEMENT TEAM


[PHOTO OF DAVID J. ELLIOTT, CFA]
DAVID J. ELLIOTT, CFA
Vice President
Wellington Management
Company,  LLP


[PHOTO OF JAMES A. RULLO, CFA]
JAMES A. RULLO, CFA
Senior Vice President
& Partner
Wellington Management
Company, LLP


Q.  HOW DID THE FUND PERFORM?

The Hartford SmallCap Growth Fund Class A shares returned 15.8% for the six-month period ending April 30, 2002. The Fund outperformed both its benchmark (Russell 2000 Growth Index) which returned 10.4%, and the Lipper Small Cap Growth Average, which returned 8.2%, for the same time period.


Q.  WHY DID THE FUND PERFORM THIS WAY?

Strong stock selection in Information Technology, Health Care, and Telecommunications Services sectors contributed to the Fund's outperformance during the period. Within Health Care, PolyMedica, a company that provides specialty medical products and services primarily focused on the diabetes and consumer healthcare markets, was a standout performer. Within the technology hardware and equipment industry, shares of hard drive manufacturer Western Digital benefited from the market's view of strong industry fundamentals. Our avoidance of several poor performing names in the telecommunications services industry was also an important relative factor during the period.


Q.  WHAT IS YOUR OUTLOOK?

We continue to believe the outlook for small-cap stocks remains favorable despite the most recent rally. A recovery in global economic growth later this year, driven by policy stimulus, high wealth levels, and lower energy prices, should provide a positive medium-term backdrop for equities in general, and more specifically small-cap stocks. Within the Fund, we will continue to focus on our growth style consistency and our systematic investment process which combines fundamental bottom-up stock selection with a quantitative overlay to help us identify the companies with the most upside potential while maintaining our risk disciplines.

THE HARTFORD SMALLCAP GROWTH FUND

PERFORMANCE OVERVIEW
4/30/92 - 4/30/02
Growth of a $10,000 investment in
Class A which includes Sales Charge*


[LINE GRAPH]


AVERAGE ANNUAL TOTAL RETURNS

                                  Standardized                                                  Non-Standardized
              INCEPTION                                            SINCE                                                  SINCE
                DATE        1 YEAR(1)  5 YEAR(1)   10 YEAR(1)    INCEPT.(1)     1 YEAR(2)   5 YEAR(2)    10 YEAR(2)     INCEPT.(2)
                ----        ---------  ---------   ----------    ----------     ---------   ---------    ----------     ----------
SmallCap A*      1/4/88     - 11.87%     15.36%        11.64%        13.31%       - 6.73%      16.67%        12.27%         13.76%
SmallCap B*    11/14/94     - 11.82%     15.86%          N/A         12.15%       - 7.27%      16.05%          N/A          12.15%
SmallCap C*    11/14/94      - 8.26%     16.02%          N/A         12.14%       - 7.36%      16.02%          N/A          12.14%
SmallCap H     11/14/94     - 10.86%     15.87%          N/A         12.16%       - 7.22%      16.05%          N/A          12.16%
SmallCap L       1/4/88     - 11.16%     15.54%        11.72%        13.37%       - 6.73%      16.67%        12.27%         13.76%
SmallCap M     11/14/94     - 10.91%     15.86%          N/A         12.15%       - 7.27%      16.05%          N/A          12.15%
SmallCap N     11/14/94      - 8.17%     16.04%          N/A         12.15%       - 7.26%      16.04%          N/A          12.15%

The chart represents a hypothetical investment in The Hartford SmallCap Growth Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost.The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A, C and L shares reflects the maximum sales charge and B, H, M, and N shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares on 11/14/94 would have been valued at $23,251on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class C shares (includes sales charge) on 11/14/94 would have been valued at $23,500 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 11/14/94 would have been valued at $23,534 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class L shares (includes sales charge) on 4/30/92 would have been valued at $30,250 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 11/14/94 would have been valued at $23,524 on 04/30/02 ( a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class N shares at the shares inception on 11/14/94 would have been valued at $23,521 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

*New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002, would have been lower if Class A, B and C share expenses were applied during that period.

- The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

THE HARTFORD SMALL COMPANY FUND



PORTFOLIO MANAGER

[PHOTO OF STEVEN C. ANGELI, CFA]

                  STEVEN C. ANGELI, CFA
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


   SMALL COMPANY FUND       RUSSELL 2000 GROWTH INDEX -     RUSSELL 2000 INDEX
           9450                       10000                      10000
          10612                       10766                      10824
          10117                       10939                      10998
          13259                       13924                      13999
          14539                       15576                      15662
          11997                       12273                      12342
          15649                       14134                      14213
          17922                       14096                      14176
          24062                       16735                      16831
          21723                       16550                      16644
          18038                       16270                      16350
          14911                       14460                      14350
          16884                       17356                      17441


Q. HOW DID THE FUND PERFORM?

The Hartford Small Company Fund Class A shares returned 13.3% for the six-month period ending April 30, 2002. The Fund outperformed both its benchmark (Russell 2000 Growth Index) which returned 10.4%, and the Lipper Small Cap Growth Average, which returned 8.2%, for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from an overweight allocation to the Consumer Discretionary sector, and from allocation and stock selection decisions in the Health Care sector. We have been overweight the consumer on the theory that lower interest rates, tax cuts, and relatively low unemployment would result in unprecedented consumption during a recession. Specifically, restaurants such as AFC Enterprises were very strong performers due to stable demand combined with lower energy and labor costs; and electronics retailer Circuit City Stores benefited from consumer demand response to the electronics product cycle. Strong performance by casino companies, such as Argosy Gaming, was driven by consistent demand for gaming, especially in local markets outside Las Vegas.

Q. WHAT IS YOUR OUTLOOK?

There is no doubt that an economic recovery is underway. Resilience in consumer spending continues, orders and backlogs are rising, and even technology spending has perked up. However, we believe an economic and stock market malaise will last through the year as the velocity of this recovery remains in question. We foresee little leadership among sectors, resulting in a "stock-picker's market." This should play right into our core strength: bottom up fundamental analysis. Specifically, we are focused on companies in the media and leisure industries, and in the Industrial and Technology sectors - all of which are leveraged to an economic recovery.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                           Standardized                       Non-Standardized
                                           SINCE                                SINCE
                 1 YEAR(1)   5 YEAR(1)   INCEPT.(1)   1 YEAR(2)   5 YEAR(2)   INCEPT.(2)
                 ----------------------------------   ----------------------------------
Small Co A       - 11.56%      9.55        9.51%       - 6.38%     10.79%       10.59%
Small Co B       - 11.63%      9.75        9.72%       - 6.98%     10.03%        9.83%
Small Co C*       - 7.90%      9.85        9.68%       - 6.98%     10.07%        9.87%


The chart represents a hypothetical investment in The Hartford Small Company Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $17,180 on 4/30/02 ($17,080 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $17,039 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

- The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND



PORTFOLIO MANAGER

[PHOTO OF ANDREW S. OFFIT]

                  ANDREW S. OFFIT
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

4/30/01 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


INTERNATIONAL CAP APP FUND         MSCI EAFE
             9450                   10000
             8411                    9252
             7825                    9084
             6061                    7957
             7201                    8161
             8081                    9498


Q. HOW DID THE FUND PERFORM?

The Hartford International Capital Appreciation Fund Class A shares net return was 12.2% for the six-month period ended April 30, 2002. During this period the Fund outperformed both the MSCI EAFE, which returned 5.7%, and the Lipper International MF Average, which returned 7.1%.

Q. WHY DID THE FUND PERFORM THIS WAY?

This Fund seeks capital appreciation by investing primarily in growth companies. Outperformance during the period was driven mostly by stock picking, with the strongest holdings in Consumer Discretionary, Energy, Financials and Technology. Two of our largest absolute contributors for the quarter, Yukos, a Russian oil company, and Hyundai Motors, the Korean car manufacturer, were identified early as improving situations and had better than expected results.

Q. WHAT IS YOUR OUTLOOK?

Looking forward, we are optimistic about the balance of 2002. While rate cuts are likely a thing of the past, we expect to see strengthening economic growth. The markets have time on their side - as we move through 2002, current business trends should improve and comparisons will become easier. As always, the market environment proves to be both interesting and challenging for global investors. As a broad-based international fund, the majority of the names in the International Capital Appreciation Fund are selected from leading, large cap companies based outside the US. The remainder of the Fund, however, contains a collection of names that we believe have a good chance of being the "next" leaders among the fastest growing companies outside the United States. Over the long term, as long as we continue to identify the winning sectors and companies, the Fund should succeed and outperform.


AVERAGE ANNUAL TOTAL RETURNS (Inception 4/30/01)

                           Standardized                  Non-Standardized
                    1 YEAR(1)   SINCE INCEPT.(1)    1 YEAR(2)   SINCE INCEPT.(2)
                    ----------------------------    ----------------------------
Int'l Cap App A     - 19.19%        - 19.19%        - 14.50%       - 14.50%
Int'l Cap App B     - 19.34%        - 19.34%        - 15.10%       - 15.10%
Int'l Cap App C     - 15.84%        - 15.84%        - 15.00%       - 15.00%

The chart represents a hypothetical investment in The Hartford International Capital Appreciation Fund. Past performance does not guarantee future results. The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $8,490 on 4/30/02 ($8,066 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 4/30/01 would have been valued at $8,416 on 4/30/02 ($8,332 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD CAPITAL APPRECIATION FUND



PORTFOLIO MANAGER

[PHOTO OF SAUL J. PANNELL, CFA]

                  SAUL J. PANNELL, CFA
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


CAPITAL APPRECIATION FUND           S&P 500 INDEX
           9450                         10000
          11671                         11198
          13485                         12845
          20367                         14790
          22432                         18118
          18243                         18044
          24154                         22070
          27022                         22674
          35674                         24304
          38312                         24054
          38735                         20007
          31698                         18087
          32170                         18488



Q. HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation Fund Class A shares returned 1.5% for the six-month period ending April 30, 2002. The Fund's return trailed the 11.6% return for the Composite Index (S&P 500 40%: Russell 2500 60%), and that of the Lipper Multi-Cap Core Average, which returned 5.4% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund's underperformance resulted primarily from poor stock selection concentrated in the Consumer Discretionary and Telecommunication Services sectors. Specifically, our holdings in Adelphia Communications and AOL Time Warner in the media industry and WorldCom Group in telecommunication services detracted heavily from Fund performance. Adelphia shares were punished this year by turmoil surrounding disclosure of off balance sheet debt at related partnerships. With respect to AOL TimeWarner, we believe the value of the stock is under-appreciated by the market and in the advertising market, which is experiencing weakness, will improve with the economic cycle.

Q. WHAT IS YOUR OUTLOOK?

The rally that began in late September did not carry through to the New Year. Extended valuations coupled with a daily reminder of somewhat dubious accounting at large companies raised overall concerns regarding equities. In addition, although the economic recovery has proceeded in much the fashion we forecasted, earnings expectations may prove somewhat high. Indeed, we believe transparent earnings and solid free cash flow will come back into vogue over the next several quarters. We do not expect an upward revaluation of the market overall; however, we do see numerous opportunities in individual stocks. Notwithstanding our under-performance in the trailing six-month period, we believe this environment favors our bottom-up, fundamentally-driven stock picking style.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                           Standardized                      Non-Standardized
                                          SINCE                                SINCE
                 1 YEAR(1)   5 YEAR(1)  INCEPT.(1)   1 YEAR(2)    5 YEAR(2)  INCEPT.(2)
                 ---------------------------------   ----------------------------------
Cap App A        - 21.54%     17.64%      22.45%     - 16.97%      18.99%      23.65%
Cap App B        - 21.71%     17.93%      22.73%     - 17.60%      18.14%      22.79%
Cap App C*       - 18.36%     17.91%      22.60%     - 17.52%      18.15%      22.80%


The chart represents a hypothetical investment in The Hartford Capital Appreciation Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $32,695 on 4/30/02 ($32,595 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $32,400 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD GROWTH OPPORTUNITIES FUND



PORTFOLIO MANAGER

[PHOTO OF MICHAEL CARMEN, CFA]

                  MICHAEL CARMEN, CFA
                  Vice President
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

4/30/92 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge*

[LINE GRAPH]


GROWTH OPPORTUNITIES FUND    RUSSELL 3000 GROWTH INDEX -    S&P MIDCAP 400 INDEX
           9450                         10000                      10000
          10614                         10377                      10431
          12771                         11285                      12677
          11837                         11829                      12979
          14870                         15181                      15732
          17005                         18390                      18462
          19852                         23841                      24493
          19905                         28706                      26136
          26568                         38438                      31643
          41076                         42206                      41658
          24582                         25601                      36470
          26056                         25263                      43778


Q. HOW DID THE FUND PERFORM?

The Hartford Growth Opportunities Fund Class A shares returned 6.0% for the six-month period ended April 30, 2002. The Fund's return exceeded the -1.3% return of the Russell 3000 Growth Index and the 1.1% return of the Lipper Multi-Cap Growth Average.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance versus its market benchmark resulted from a combination of strong sector allocation and stock selection. The Fund's large overweight to the consumer discretionary sector was particularly beneficial, as it was one of the best performing sectors over the six-month period. Stock selection within the industrials and health care sectors was also markedly positive with strong relative performance from stocks such as St. Jude Medical, McKesson Corp., Northrup Grumman Corp. and Alliant Techsystems. The top three contributors to the Fund's overall performance over this six-month period were AnnTaylor Stores Inc., Staples Inc. and Pentair, Inc.

Q. WHAT IS YOUR OUTLOOK?

We believe the outlook for individual equities will now be driven less by the underlying economic backdrop and more specifically by the fundamentals related to that particular company. Accordingly, companies with strong products and services should no longer face a harsh underlying backdrop. Unlike 1999, when valuation measures were suspended, today's investors are taking a closer look at valuation. In this environment we are also paying close attention to valuation in an attempt to ensure that the prices of stocks we own are justified by their growth prospects and competitive position.


AVERAGE ANNUAL TOTAL RETURNS

                                        Standardized                                               Non-Standardized
                    INCEPTION                                           SINCE                                              SINCE
                      DATE      1 YEAR(1)    5 YEAR(1)   10 YEAR(1)   INCEPT.(1)     1 YEAR(2)   5 YEAR(2)   10 YEAR(2)  INCEPT.(2)
                    ------------------------------------------------------------     ----------------------------------------------
GrowthOpp A*         3/31/63    - 19.86%       9.03%       9.43%        13.03%       - 15.20%      10.27%      10.05%     13.19%
GrowthOpp B*        11/14/94    - 19.97%       9.29%        N/A          9.41%       - 15.81%       9.46%        N/A       9.41%
GrowthOpp C*        11/14/94    - 16.64%       9.46%        N/A          9.41%       - 15.81%       9.46%        N/A       9.41%
GrowthOpp H         11/14/94    - 19.16%       9.29%        N/A          9.42%       - 15.83%       9.46%        N/A       9.42%
GrowthOpp L          3/31/63    - 19.19%       9.21%       9.52%        13.05%       - 15.16%      10.28%        N/A      13.19%
GrowthOpp M         11/14/94    - 19.14%       9.29%        N/A          9.41%       - 15.81%       9.46%      10.06%      9.41%
GrowthOpp N         11/14/94    - 16.64%       9.46%        N/A          9.41%       - 15.81%       9.46%        N/A       9.41%
GrowthOpp Z           3/1/96    - 14.99%      10.59%        N/A          9.35%       - 14.99%      10.59%        N/A       9.35%

The chart represents a hypothetical investment in The Hartford Growth Opportunities Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A, C and L shares reflects the maximum sales charge and B,H,M and N shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 11/14/94 would have been valued at $19,566 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the shares inception on 11/14/94 would have been valued at $19,565 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 11/14/94 would have been valued at $19,573 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class L shares (includes sales charge) on 4/30/92 would have been valued at $24,867 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 11/14/94 would have been valued at $19,566 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired)

A $10,000 investment in the fund's Class N shares at the shares inception on 11/14/94 would have been valued at $19,565 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired)

A $10,000 investment in the fund's Class Z shares at the shares inception on 2/28/96 would have been valued at $17,362on 04/30/02. Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* New Class A,B, C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the funds Class L, M, and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B, and C share expenses were applied during that period.

- The Fund has changed its benchmark from the MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.

THE HARTFORD MIDCAP FUND



PORTFOLIO MANAGER

[PHOTO OF PHILLIP H. PERELMUTER]

                  PHILLIP H. PERELMUTER
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

12/31/97 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


       MIDCAP FUND               S&P MIDCAP 400 INDEX
           9450                          10000
          10669                          11369
           9867                          10198
          13280                          12120
          14239                          12349
          20082                          14972
          22778                          16256
          18460                          14232
          21383                          17080


Q. HOW DID THE FUND PERFORM?

The Hartford MidCap Fund Class A shares returned 15.8% for the six-month period ending April 30, 2002. The Fund's return trailed the 20.0% return for the S&P MidCap 400 Index, and exceeded that of the Lipper Mid-Cap Core Average, which returned 14.6% for the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The top three contributors to performance over this six-month period represent a diverse group of companies within several sectors: Williams-Sonoma (Consumer Discretionary), Anthem (Health Care), and Teradyne (Technology). The Fund was hurt by the poor performance of its Telecommunications and Technology holdings. Telecom service providers, Time Warner Telecom and American Tower, were among the largest detractors from performance. Perkin-Elmer and Sanmina, technology hardware companies, were also large detractors as they sold off in response to lower-than-expected earnings projections. During the period, we increased the Fund's weight in Consumer Discretionary and Industrials.

Q. WHAT IS YOUR OUTLOOK?

The various measures of economic stimulus witnessed during the summer and fall of 2001 finally appear to be nurturing a rebound in the US economy. We continue to believe the US economy will recover as we progress through 2002; in fact, we are looking for above-consensus growth in GDP. We fully expect the Federal Reserve to begin tightening monetary policy as the unemployment rate trends lower; however, we continue to believe that inflation will remain in check. Throughout the year we see an upward trend in the trailing 12-month consumer price index (CPI) and a reversal of energy price declines from last year but we believe that the core rate of inflation (excluding food and beverages) will continue to trend lower to a below- consensus level.


AVERAGE ANNUAL TOTAL RETURNS (Inception 12/31/97)

                          Standardized                  Non-Standardized
                   1 YEAR(1)   SINCE INCEPT.(1)    1 YEAR(2)    SINCE INCEPT.(2)
                   ----------------------------    -----------------------------
MidCap A            - 3.18%        19.19%            2.46%          20.75%
MidCap B            - 3.30%        19.65%            1.70%          19.90%
MidCap C*             0.71%        19.67%            1.70%          19.93%

The chart represents a hypothetical investment in The Hartford MidCap Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 12/31/97 would have been valued at $21,942 on 4/30/02 ($21,742 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 12/31/97 would have been valued at $21,758 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD MIDCAP VALUE FUND



PORTFOLIO MANAGER

                  JAMES N. MORDY
                  Senior Vice President & Partner
                  Wellington Management Company, LLP

PORTFOLIO MANAGEMENT TEAM

                  JAMES H. AVERILL
                  Senior Vice President & Partner
                  Wellington Management Company, LLP

                  DAVID R. FASSNACHT, CFA
                  Vice President
                  Wellington Management Company, LLP

                  DAVID W. PALMER, CFA
                  Vice President
                  Wellington Management Company, LLP

                  JUAN C. ESPINOZA
                  Assistant Vice President
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

4/30/01 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


    MIDCAP VALUE FUND              RUSSELL 2500 VALUE INDEX
           9450                              10000
           9375                              10336
           8015                               9305
           9422                              10689
          10123                              11689


Q. HOW DID THE FUND PERFORM?

The Hartford MidCap Value Fund Class A shares returned 26.3% for the six-month period ended April 30, 2002. The Fund outperformed both the Russell 2500 Value Index, which returned 25.6% and the Lipper Mid Cap Value Average, which returned 19.0% during the same time period.

Q. Why Did The Fund Perform This Way?

The sectors which contributed most favorably to the Fund's performance relative to the benchmark were Health Care, Industrials and Consumer Staples. Stock selection in these sectors was the primary driver of outperformance, and our overweight position in Industrials added further value. The Fund's top three individual stocks in terms of absolute performance were Harman International Industries, Rent-A-Center, and Toll Brothers. The largest detractor from performance was Adelphia Communications.

Q. WHAT IS YOUR OUTLOOK?

We are encouraged by strong signs that the US economy is recovering, with real gross domestic product (GDP) having grown at a rate of 1.7% during the fourth quarter of 2001, and forecasted to gain 2.4% in 2002. The industrial sector has resumed growth after an extended decline, and we project double digit earnings growth for corporate America both this year and next. Still, there are a number of reasons to expect a less robust economic recovery than we have typically experienced. Consumer-driven areas such as housing, autos and retail are already relatively healthy. In addition, we believe that much of the fiscal stimulus is now behind us and expect interest rates to move higher from here. Furthermore, energy prices are already up significantly, and the dramatic events in the Middle East represent a threat to global stability. Under this backdrop, it has become more difficult to find obvious bargains with much of the prospective economic recovery now discounted in equity valuations. As always, we will continue to focus on companies with strong business models, trading at discounted valuations, while remaining alert to any new opportunities.


AVERAGE ANNUAL TOTAL RETURNS (Inception 4/30/01)

                             Standardized                 Non-Standardized
                      1 YEAR(1)  SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                      ---------------------------   ----------------------------
MidCap Value A          1.23%        1.23%            7.10%          7.10%
MidCap Value B          1.40%        1.40%            6.40%          6.40%
MidCap Value C          5.35%        5.35%            6.40%          6.40%


The chart represents a hypothetical investment in The Hartford MidCap Value Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01would have been valued at $10,640 on 4/30/02 ($10,140 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 4/30/01would have been valued at $10,535 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD VALUE OPPORTUNITIES FUND



PORTFOLIO MANAGEMENT TEAM

                  JOHN F. AVERILL, CFA
                  Senior Vice President & Partner
                  Wellington Management Company, LLP

                  JAMES N. MORDY
                  Senior Vice President & Partner
                  Wellington Management Company, LLP

                  DAVID R. FASSNACHT, CFA
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

1/2/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


VALUE OPPORTUNITIES FUND    RUSSELL 3000 VALUE INDEX -     S&P BARRA VALUE INDEX
           9450                       10000                        10000
          10697                       11451                        11522
          13302                       15295                        14944
          14053                       17220                        16699
          15824                       19850                        19873
          19213                       21102                        21797
          16879                       18867                        17783
          17704                       20805                        18479


Q. HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2002, The Hartford Value Opportunities Fund Class A shares returned 4.9%. The Fund underperformed the Russell 3000 Value Index which returned 10.3% and the Lipper Multi Cap Value MF average which returned 9.1% over the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Hartford Value Opportunities Fund underperformed the primarily due to returns in the Telecommunication Services and Consumer Discretionary sectors. However, strong stock selection in the Health care, Energy and Financials sectors contributed to the performance of the Funds during this period. Top three contributors to the performance were Oxford Health Plans, TJX and Toll Brothers. Three greatest detractors were WorldCom, Adelphia and Tyco.

Q. WHAT IS YOUR OUTLOOK?

Despite escalating geopolitical risk, we remain optimistic about the economic fundamentals going forward. Signs of economic recovery in the US are accumulating. The job market is stabilizing, the manufacturing sector is growing again, and the consumer keeps spending. We even observe a recovery coming in technology demand. These positive economic forces in the US are spreading to the global economy as well. We believe that economic surprises will likely be on the upside in 2002 and 2003.


AVERAGE ANNUAL TOTAL RETURNS

                                         Standardized                                       Non-Standardized
                     INCEPTION                                   SINCE                                        SINCE
                       DATE         1 YEAR(1)     5 YEAR(1)    INCEPT.(1)        1 YEAR(2)     5 YEAR(2)    INCEPT.(2)
                     ----------------------------------------------------        -------------------------------------
Value Opp A*          1/2/96        - 18.55%        7.16%         9.45%          - 13.80%        8.38%        10.43%
Value Opp B*          1/2/96        - 18.40%        7.29%         9.61%          - 14.41%        7.57%         9.61%
Value Opp C*          1/2/96        - 15.35%        7.54%         9.59%          - 14.55%        7.54%         9.59%
Value Opp H           1/2/96        - 17.59%        7.30%         9.62%          - 14.40%        7.58%         9.62%
Value Opp L           1/2/96        - 17.84%        7.35%         9.59%          - 13.73%        8.39%        10.44%
Value Opp M           1/2/96        - 17.60%        7.29%         9.61%          - 14.41%        7.57%         9.61%
Value Opp N           1/2/96        - 15.20%        7.58%         9.62%          - 14.40%        7.58%         9.62%


The chart represents a hypothetical investment in The Hartford Value Opportunities Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A,C and L shares reflects the maximum sales charge and B, H, M, N shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares on 1/2/96 would have been valued at $17,857 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class C shares (includes sales charge) on 1/2/96 would have been valued at $17,857 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 1/2/96 would have been valued at $17,857 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class L shares (includes sales charge) at the shares inception on 1/2/96 would have been valued at $17,858 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 1/2/96 would have been valued at $17,877 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class N shares at the shares inception on 1/2/96 would have been valued at $17,889 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002, would have been lower if Class A, B and C share expenses were applied during that period.


- The Fund has changed its benchmark from the S & P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND



PORTFOLIO MANAGER

[PHOTO OF TROND SKRAMSTAD]

         TROND SKRAMSTAD
         Senior Vice President,
         Partner & Director of
         International Equities
         Wellington
         Management
         Company, LLP


ASSOCIATE PORTFOLIO MANAGER

[PHOTO OF ANDREW S. OFFIT]

                  ANDREW S. OFFIT
                  Senior Vice President
                  & Partner
                  Wellington Management
                  Company, LLP


PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


INTERNATIONAL OPPORTUNITIES         MSCI AC WORLD            EAFE GDP
                                   FREE EX US INDEX -
           9450                         10000                  10000
           9658                         10221                  10156
          10115                         10629                  11008
          10483                         11077                  13242
          11864                         13326                  12879
          10675                         12961                  14960
          12745                         15054                  16246
          13630                         16350                  17477
          15378                         17590                  15856
          13685                         15958                  14636
          10283                         11821                  11755
          11021                         13565                  12364


Q. HOW DID THE FUND PERFORM?

The Hartford International Opportunities Fund Class A shares returned 7.2% for the six-month period ending April 30, 2002. The Fund trailed the MSCI All-Country World Free Index ex US, which returned 8.4% but slightly outperformed the Lipper International Fund Average, which returned 7.1%.

Q. WHY DID THE FUND PERFORM THIS WAY?

Stock selection was strongest in Materials, helped by holdings such as Anglogold and Korean steel producer Posco, and Financials, helped by holdings such as BNP Paribas and Allied Irish Bank. Although returns for the sector were positive, stock selection relative to the benchmark was modestly negative in Consumer Discretionary. The Fund was also hurt by weakness in the Telecommunications sector. During the period we increased the Fund's weight in Industrials and decreased the weight in Telecommunications.

Q. WHAT IS YOUR OUTLOOK?

Barring an unforeseen shock to the system, a global economic recovery now seems well on its way. The recovery is being led by the Asia Pacific ex-Japan region and the US, while Europe and Japan look poised to turn within the next several months. We have been positioning the Funds for this turn since the beginning of the fourth quarter and the question at this point, now that cyclically sensitive stocks have rallied sharply from their third quarter lows, is whether they have already fully priced in the coming recovery. While we have taken some of our cyclical bet off the table after strong performance in these sectors, we believe that the cyclical move in the market is not yet over and that it is too early to get defensive.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                           Standardized                       Non-Standardized
                                           SINCE                                SINCE
                 1 YEAR(1)   5 YEAR(1)   INCEPT.(1)   1 YEAR(2)   5 YEAR(2)   INCEPT.(2)
                 ----------------------------------   ----------------------------------
Int'l Opp A      - 17.48%      0.58%       1.70%      - 12.65%      1.73%       2.70%
Int'l Opp B      - 17.69%      0.64%       1.81%      - 13.36%      1.00%       1.96%
Int'l Opp C*     - 14.27%      0.77%       1.77%      - 13.42%      0.98%       1.95%


The chart represents a hypothetical investment in The Hartford International Opportunities Fund. Past performance does not guarantee future results. The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.


(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $11,186 on 4/30/02 ($10,438 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $11,064 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

- The Fund has changed its benchmark from the EAFE GDP to the MSCI AC World Free ex US Index because the MSCI AC World Index ex US is better suited for the investment strategy of the fund.

THE HARTFORD GLOBAL LEADERS FUND



PORTFOLIO MANAGER

[PHOTO OF ANDREW S. OFFIT]

                  ANDREW S. OFFIT
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

9/30/98 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


GLOBAL LEADERS FUND            MSCI WORLD INDEX
           9450                    10000
          10697                    10902
          13478                    13037
          14697                    13619
          18472                    14640
          17288                    13767
          12781                    10255
          13347                    10255


Q. HOW DID THE FUND PERFORM?

The Hartford Global Leaders Fund Class A shares returned 4.4% for the six months ending April 30, 2002. For this period, the Fund outperformed its MSCI World benchmark, which returned 3.5%, but slightly underperformed its Lipper Global MF Average peer group, which returned 5.6% over the past six months.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from good stock selection in the Consumer Discretionary area, with holdings such as Marks & Spencer, Staples, and Sony, and in the Technology sector, with holdings such as Samsung and Checkpoint Software. Weakness in the Telecom sector and poor stock selection in Health Care detracted from Fund returns. We have increased the Fund's weight in Consumer Discretionary to an overweight position relative to the MSCI World benchmark. The Consumer Discretionary sector should benefit from the anticipated global economic recovery, as consumers regain confidence and accelerate their spending on non-essential items. We have reduced the Fund's weight in Technology to roughly in line with the benchmark and have reduced the weight in Telecom to well below the benchmark. We have concluded that telecommunications is an industry where there is too much capacity and more economic sensitivity and pricing pressure than we expected.


Q. WHAT IS YOUR OUTLOOK?

Looking forward, we are optimistic about the balance of 2002. While rate cuts are likely a thing of the past, we expect to see strengthening economic growth. The markets have time on their side - as we move through 2002, current business trends should improve and comparisons will become easier. As always, the market environment proves to be both interesting and challenging for global investors. While volatility can cause periods of dislocation, this is good news for the Fund overall. By their very nature, global leaders have superior products, market share, and management, making them desirable investments, especially in turbulent times. Over the long term, as long as we continue to identify the winning sectors and companies, the Fund should succeed and outperform.


AVERAGE ANNUAL TOTAL RETURNS (Inception 9/30/98)

                            Standardized                  Non-Standardized
                     1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                     ----------------------------   ----------------------------
Global Leaders A     - 17.92%         8.41%         - 13.15%        10.13%
Global Leaders B     - 18.09%         8.68%         - 13.79%         9.35%
Global Leaders C     - 14.63%         9.05%         - 13.79%         9.35%


The chart represents a hypothetical investment in The Hartford Global Leaders Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 9/30/98 would have been valued at $13,773 on 4/30/02 ($13,473 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 9/30/98 would have been valued at $13,636 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD FOCUS FUND



PORTFOLIO MANAGER

[PHOTO OF RAND L. ALEXANDER, CFA]

         RAND L. ALEXANDER, CFA
         Senior Vice President,
         Partner & Director of
         U.S. Core Equities
         Wellington Management
         Company, LLP


ASSOCIATE PORTFOLIO MANAGER

                  MAYA K. BITTAR, CFA
                  Vice President
                  Wellington Management
                  Company, LLP


PERFORMANCE OVERVIEW

5/24/01 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


        FOCUS FUND           S&P 500 INDEX
           9450                 10000
           8996                  9386
           8335                  8242
           9176                  8822
           8439                  8433


Q. HOW DID THE FUND PERFORM?

The Hartford Focus Fund Class A shares returned 1.3%, for the period ending April 30, 2002. The Fund slightly underperformed both its benchmark and peer group. The S&P 500 Index returned 2.3% and the Lipper Large Cap Core Average returned 1.6% during the period.

Q. Why Did The Fund Perform This Way?

The Focus fund is a concentrated portfolio, averaging, since its inception, about thirty holdings. As a result of such concentration, individual holdings have a magnified impact on fund performance. Over the last six months, a number of our larger holdings, including Tyco International, AOL Time Warner, and Schering Plough have suffered substantial declines in value because of real or perceived problems with their underlying businesses. In addition, over the last few months we have added a number of large cap, high quality companies such as:
GE, IBM, and AIG to the portfolio in response to their relatively inexpensive valuations. Unfortunately, these companies have continued to fall in value as investors continue to flee large companies no matter how reasonable the valuations appear.

Q. WHAT IS YOUR OUTLOOK?

Our outlook for the market is positive. The US economy is on the mend. Interest rates should remain low. Inflation does not appear to be a serious threat. Corporate profits should regain strength. Other regions of the world should begin to grow again. Large company valuations look reasonable. And finally, the intense scrutiny of corporate America should lead to more accounting transparency, better governance practices and a return of investor confidence in large companies and their management teams.


CUMULATIVE TOTAL RETURNS (Inception 5/24/01)

                        Standardized                  Non-Standardized
                  1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)   SINCE INCEPT.(2)
                  ----------------------------   ----------------------------
Focus A              N/A         - 16.50%           N/A         - 10.70%
Focus B              N/A         - 16.65%           N/A         - 11.30%
Focus C              N/A         - 12.90%           N/A         - 11.30%


The chart represents a hypothetical investment in The Hartford Focus Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 5/24/01 would have been valued at $8,870 on 4/30/02 ($8,427 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 5/24/01 would have been valued at $8,782 on 4/30/02 ($8,695 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD GROWTH FUND



PORTFOLIO MANAGER

[PHOTO OF ANDREW J. SHILLING, CFA]

                  ANDREW J. SHILLING, CFA
                  Vice President
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

4/30/92 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge*

[LINE GRAPH]


       GROWTH FUND         RUSSELL 1000 GROWTH INDEX -         S&P 500 INDEX
           9450                       10000                        10000
          10109                       10407                        10246
          10944                       11168                        11774
          11757                       11772                        12228
          13673                       15214                        15458
          15743                       18566                        19180
          19729                       24222                        25337
          22181                       30189                        30914
          28579                       40528                        38847
          34225                       44308                        41208
          25529                       26611                        30952
          25178                       26046                        31668


Q. HOW DID THE FUND PERFORM?

The Hartford Growth Fund Class A shares returned -1.4% for the six-month period ended April 30, 2002. The Fund's return exceeded the -2.1% return of the Russell 1000 Growth Index and trailed the Lipper Large Cap Growth Average, which returned -0.8% over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund outperformed its market benchmark largely due to positive stock selection. Stock selection was particularly strong in the health care sector and, to a lesser extent, the consumer discretionary sector. Sector allocation was weakest in consumer staples. We have been underweight this sector in favor of more economically sensitive areas such as media and industrial companies. We were also slightly underweight the energy sector, which performed well as Middle East tensions and expectations of economic recovery lifted energy commodity prices. The top performers over this six-month period were USA Interactive, First Data Corp. and Home Depot Inc.


Q. WHAT IS YOUR OUTLOOK?

Bolstered by low interest rates, strong housing prices, tax cuts, and reduced energy prices, the US consumer has shown remarkable resilience during the recent economic slow down. Even though energy prices have moved up in recent weeks and high debt burdens may keep consumption growth in check, the outlook for the consumer remains constructive. Additional positive signs are on the horizon. The industrial sector is growing again after nineteen months of decline. Inventory levels are very low and order activity is picking up. With some top-line help, corporate profits are set to expand nicely, given reduced cost structures and continued strong productivity trends. In the Fund, we continue to tilt our interest toward companies that are likely to experience stronger relative growth in a period of economic recovery.


AVERAGE ANNUAL TOTAL RETURNS

                                          Standardized                                             Non-Standardized
                 INCEPTION                                             SINCE                                                SINCE
                   DATE        1 YEAR(1)    5 YEAR(1)   10 YEAR(1)   INCEPT.(1)     1 YEAR(2)    5 YEAR(2)   10 YEAR(2)   INCEPT.(2)
                 --------------------------------------------------------------     ------------------------------------------------
Growth A*          6/8/49      - 24.14%       8.11%        9.67%       11.29%        - 19.71%      9.34%       10.30%       11.41%
Growth B*        11/14/94      - 24.24%       8.36%         N/A        10.09%        - 20.25%      8.53%         N/A        10.09%
Growth C*        11/14/94      - 21.11%       8.52%         N/A        10.08%        - 20.31%      8.52%         N/A        10.08%
Growth H         11/14/94      - 23.47%       8.35%         N/A        10.10%        - 20.29%      8.53%         N/A        10.10%
Growth L           6/8/49      - 23.52%       8.28%        9.76%       11.32%        - 19.71%      9.34%       10.30%       11.43%
Growth M         11/14/94      - 23.50%       8.34%         N/A        10.08%        - 20.31%      8.52%         N/A        10.08%
Growth N         11/14/94      - 21.11%       8.52%         N/A        10.08%        - 20.31%      8.52%         N/A        10.08%


The chart represents a hypothetical investment in The Hartford Growth Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A,C and L shares reflects the maximum sales charge and B, H M and N shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares on 11/14/94 would have been valued at $20,492 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class C shares (includes sales charge) on 11/14/94 would have been valued at $20,478 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 11/14/94 would have been valued at $20,495 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class L shares (includes sales charge) on 4/30/92 would have been valued at $23,384 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 11/14/94 would have been valued at $20,475 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class N shares at the shares inception on 11/14/94 would have been valued at $20,478 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002, would have been lower if Class A, B and C share expenses were applied during that period.

- The Fund has changed its benchmark from the S & P 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index is better suited for the investment strategy of the fund.

THE HARTFORD STOCK FUND



PORTFOLIO MANAGER

[PHOTO OF RAND L. ALEXANDER, CFA]


         RAND L. ALEXANDER, CFA
         Senior Vice President,
         Partner & Director of
         U.S. Core Equities
         Wellington Management
         Company, LLP


ASSOCIATE PORTFOLIO MANAGER

[PHOTO OF MAYA K. BITTAR, CFA]

                  MAYA K. BITTAR, CFA
                  Vice President
                  Wellington Management
                  Company, LLP


PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]


        STOCK FUND       S&P 500 INDEX
           9450             10000
          10443             11198
          11900             12845
          13675             14790
          16874             18778
          16939             18044
          20975             22070
          21271             22674
          23489             24304
          23075             24054
          17470             18087
          17226             18488


Q. HOW DID THE FUND PERFORM?

The Hartford Stock Fund Class A shares returned -1.4% for the six-month period ending April 30, 2002. The Fund under-performed both its benchmark, the S&P 500 Index, which returned 2.3%, and the Lipper Large-Cap Core Average, which returned 1.6%, over the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Performance of the Fund has been well below average for the past six months for several reasons. First, the Fund has had significant exposure to large cap stocks, which as a group have substantially underperformed the broad market averages over this time period. Secondly, while the Fund's sector weights have been generally correct, our underweights in two sectors, consumer staples and banks, hurt our results. Finally, a small number of individual holdings suffered serious declines as investors reacted negatively to real or perceived threats to each company's business outlook.

Q. WHAT IS YOUR OUTLOOK?

Our outlook for the market is positive. The US economy is on the mend. Interest rates should remain low. Inflation does not appear to be a serious threat. Corporate profits should regain strength. Other regions of the world should begin to grow again. Large company valuations look reasonable. And finally, the intense scrutiny of corporate America should lead to more accounting transparency, better governance practices and a return of investor confidence in large companies and their management teams.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                          Standardized                       Non-Standardized
                                          SINCE                                SINCE
                1 YEAR(1)   5 YEAR(1)   INCEPT.(1)   1 YEAR(2)   5 YEAR(2)   INCEPT.(2)
                ----------------------------------   ----------------------------------
Stock A         - 21.58%      6.47%        9.88%     - 17.00%      7.68%       10.96%
Stock B         - 21.74%      6.61%       10.07%     - 17.63%      6.91%       10.18%
Stock C*        - 18.32%      6.73%       10.01%     - 17.48%      6.94%       10.20%


The chart represents a hypothetical investment in The Hartford Stock Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $17,492 on 4/30/02 ($17,392 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $17,340 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD VALUE FUND



PORTFOLIO MANAGER

                  JOHN R. RYAN, CFA
                  Senior Vice President &
                  Managing Partner
                  Wellington Management
                  Company, LLP


INVESTMENT TEAM

                  KAREN H. GRIMES, CFA
                  Vice President
                  Wellington Management Company, LLP

                  STEVEN T. IRONS, CFA
                  Vice President
                  Wellington Management Company, LLP

                  W. MICHAEL RECKMEYER, CFA
                  Vice President
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

4/30/01 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]

        VALUE FUND    RUSSELL 1000 VALUE INDEX
           9450                10000
           9507                 9971
           8524                 8826
           9158                 9486
           8893                 9609

Q. HOW DID THE FUND PERFORM?

The Hartford Value Fund Class A shares returned 4.3% for the six-month period ending April 30, 2002. The Fund underperformed the Russell 1000 Value Index, which returned 8.9%, and the Lipper Large-Cap Value Average, which returned 5.6% for the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Stock selection in five of ten broad industry sectors was additive to the Fund's benchmark-relative performance. Holdings in Information Technology, Health Care, Energy and Utilities were the largest contributors while holdings in Consumer Discretionary and Telecommunications detracted the most from results. Stocks that contributed the most to relative results were Washington Mutual, CIGNA, Kimberly-Clark, Caterpillar and Well Fargo.

Q. WHAT IS YOUR OUTLOOK?

We believe the economy is in a solid recovery mode. The pace and duration of this recovery remain in question, though, as the factors that support strong consumer spending unwind, most notably low energy prices and interest rates. The recovery nevertheless appears poised to become a self-sustaining condition, particularly as inventories are reduced and production needs to rise to meet consumers' current demand. The big surprise will probably be in the price increase of raw materials. We are already seeing price hikes in various commodities such as oil, gold, styrene, and hot-rolled sheet metal. On the whole, we believe Main Street is in better shape than Wall Street. We expect the recovery to become more self-sustained, but the pace to be more subdued relative to typical cyclical upturns.


AVERAGE ANNUAL TOTAL RETURNS (Inception 4/30/01)

                        Standardized                    Non-Standardized
                 1 YEAR(1)    SINCE INCEPT.(1)    1 YEAR(2)   SINCE INCEPT.(2)
Value A          - 11.07%        - 11.07%          - 5.91%        - 5.91%
Value B          - 11.35%        - 11.35%          - 6.71%        - 6.71%
Value C          - 7.54%          - 7.54%          - 6.61%        - 6.61%


The chart represents a hypothetical investment in The Hartford Value Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/01 would have been valued at $9,329 on 4/30/02 ($8,865 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 4/30/01 would have been valued at $9,246 on 4/30/02 ($9,154 with a redemption at the end of the period.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD GROWTH AND INCOME FUND



PORTFOLIO MANAGER

[PHOTO OF JAMES A. RULLO, CFA]

                  JAMES A. RULLO, CFA
                  Senior Vice President & Partner
                  Wellington Management Company, LLP


PERFORMANCE OVERVIEW

4/30/98 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]

     GROWTH AND INCOME FUND               S&P 500 INDEX
             9450                             10000
             9625                              9959
            11652                             12181
            11861                             12515
            13104                             13414
            13124                             13276
            10380                              9982
            10251                             10205

Q. HOW DID THE FUND PERFORM?

The Hartford Growth and Income Fund Class A shares returned -1.3%, for the period ending April 30, 2002. The Fund underperformed both its benchmark and peer group. The S&P 500 index returned 2.3% and the Lipper Large Cap Core Average returned 1.6% during the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed the benchmark during the period primarily due to returns in the Industrials, Consumer Discretionary, Information Technology, Telecommunication Services and Financials sectors. Conversely, strong stock selection in the Health care, Materials and Energy sectors boosted results during this period. Within Industrials, the overweight position in Tyco International accounted for almost half of the Fund's relative underperformance during the period. Within media, the Fund's exposure to Adelphia Communications and Liberty Media negatively impacted performance. In Materials, holdings in Freeport-McMoRan, Engelhard and Dupont El De Nemours significantly added value. Positive contributors to performance within Health Care were Pharmacia and Becton Dickinson.

Q. WHAT IS YOUR OUTLOOK?

We believe that a key variable to the speed and magnitude of this recovery will be consumer spending, which accounts for almost 2/3 of the economic activity in the US. In the last year, the consumer has benefited from the strong housing market, tax cuts, and lower energy costs. For strong consumer demand to continue, job growth must continue to improve. We believe that corporate profit growth, another important variable in this economic recovery, will be stronger later this year and into 2003 and capital spending should then follow.


AVERAGE ANNUAL TOTAL RETURNS (Inception 4/30/98)

                            Standardized                 Non-Standardized
                    1 YEAR(1)   SINCE INCEPT.(1)   1 YEAR(2)    SINCE INCEPT.(2)
                    ----------------------------   -----------------------------
Growth & Inc A      - 19.76%         0.62%         - 15.10%          2.05%
Growth & Inc B      - 19.89%         0.60%         - 15.68%          1.33%
Growth & Inc C*     - 16.51%         1.10%         - 15.66%          1.36%


The chart represents a hypothetical investment in The Hartford Growth and Income Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 4/30/98 would have been valued at $10,543 on 4/30/02 ($10,244 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 4/30/98 would have been valued at $10,446 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD DIVIDEND AND GROWTH FUND



PORTFOLIO MANAGER

[PHOTO OF EDWARD P. BOUSA, CFA]

                   EDWARD P. BOUSA, CFA
                   Vice President
                   Wellington Management Company, LLP

PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]

   DIVIDEND AND GROWTH FUND           S&P 500 INDEX
            9450                          10000
           10423                          11198
           11504                          12845
           13356                          14790
           15771                          18118
           15434                          18044
           17330                          22070
           16962                          22674
           16960                          24304
           18242                          24054
           16841                          18087
           17970                          18488

Q. HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth Fund Class A shares returned 6.7% for the six-month period ending April 30, 2002. The Fund outperformed its peer group as represented by the Lipper Equity Income MF Average, which returned 6.3% and the S&P 500 Index, which returned 2.3% over the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund outperformed the benchmark due to stock selection rather than sector weights. Holdings in Industrials, Health Care and Utilities were the largest contributors to performance of the Fund while holdings in Consumer Discretionary and Information Technology were the largest detractors. As some cyclicals have reached full valuation, the Fund is now less levered to the economic recovery. The Fund continues to be overweight in the Materials, Industrials and Utilities sectors. Among the stocks, which positively contributed to performance in the Fund were Avery Dennison, Procter & Gamble, Exelon and Wachovia.

Q. WHAT IS YOUR OUTLOOK?

Over the past several quarters, we have found high-quality companies at low valuations, which has led to good investment performance. Our focus on good balance sheets has added value to the Fund, as many valuation discrepancies have now been corrected to our benefit. We are looking for new ideas in some of the out-of-favor industries such as Telecommunications, Technology, and Health Care in order to find stocks that meet our investment criteria.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                             Standardized                        Non-Standardized
                                             SINCE                                 SINCE
                   1 YEAR(1)   5 YEAR(1)   INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   INCEPT.(2)
                   ----------------------------------    ----------------------------------
Div & Grow A        - 8.97%      8.11%       10.70%       - 3.66%      9.33%       11.78%
Div & Grow B        - 9.09%      8.26%       10.88%       - 4.39%      8.55%       10.98%
Div & Grow C*       - 5.26%      8.35%       10.82%       - 4.32%      8.57%       11.00%


The chart represents a hypothetical investment in The Hartford Dividend and Growth Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $18,246 on 4/30/02 ($18,146 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $18,088 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD ADVISERS FUND



PORTFOLIO MANAGEMENT TEAM

[PHOTO OF RAND L. ALEXANDER, CFA]

         RAND L. ALEXANDER, CFA
         Senior Vice President,
         Partner & Director of
         U.S. Core Equities
         Wellington Management
         Company, LLP


                [PHOTO OF PAUL D. KAPLAN]

                  PAUL D. KAPLAN
                  Senior Vice President,
                  Partner & Director
                  of Fixed Income
                  Wellington Management
                  Company, LLP


PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]

      ADVISERS FUND             S&P 500                LEHMAN BROTHERS
                                 INDEX               GOVERNMENT/CORPORATE
                                                          BOND INDEX
           9450                  10000                      10000
          10188                  11198                      10430
          11123                  12845                      10565
          12484                  14790                      11349
          14383                  18118                      11762
          14766                  18044                      12514
          16678                  22070                      12501
          16771                  22674                      12432
          17964                  24054                      12619
          18086                  24054                      13318
          16157                  18087                      15358
          15951                  18488                      15205

Q. HOW DID THE FUND PERFORM?

The Hartford Advisers Fund Class A shares returned -1.3%, for the period ending April 30, 2002. The Fund slightly underperformed the composite index (55% S&P 500 Index: 35% Lehman Government/Corporate Bond Index: 10% T-Bills), which returned 1.2% during the period, and the Lipper Flexible Portfolio Average which returned 2.7% during the period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed the composite benchmark due to underperformance in the equity portion of the Fund, as the fixed income portion outperformed its fixed income benchmark. On the equity side, the Fund has had significant exposure to large cap stocks, which as a group have substantially underperformed the broad market averages over this time period. Secondly, while the Fund's sector weights have been generally correct, our underweights in two sectors, consumer staples and banks, hurt our results. Finally, a small number of individual holdings suffered serious declines as investors reacted negatively to real or perceived threats to each company's business outlook.

Q. WHAT IS YOUR OUTLOOK?

Our outlook for the market is positive. The US economy is on the mend. Interest rates should remain low. Inflation does not appear to be a serious threat. Corporate profits should regain strength. Other regions of the world should begin to grow again. Large company valuations look reasonable. And finally, the intense scrutiny of corporate America should lead to more accounting transparency, better governance practices and a return of investor confidence in large companies and their management teams.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                           Standardized                        Non-Standardized
                                           SINCE                                 SINCE
                 1 YEAR(1)   5 YEAR(1)   INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   INCEPT.(2)
                 ----------------------------------    ----------------------------------
Advisers A        - 13.31%     6.27%       8.43%        - 8.26%      7.48%       9.50%
Advisers B        - 13.41%     6.44%       8.63%        - 8.90%      6.75%       8.74%
Advisers C*        - 9.77%     6.52%       8.54%        - 8.84%      6.74%       8.73%


The chart represents a hypothetical investment in The Hartford Advisers Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $16,219 on 4/30/02 ($16,119 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $16,042 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD HIGH YIELD FUND



PORTFOLIO MANAGER

[PHOTO OF ALISON D. GRANGER, CFA]

                  ALISON D. GRANGER, CFA
                  Senior Vice President
                  Hartford Investment Management Company

ASSOCIATE PORTFOLIO MANAGER

                  CHRISTINE MOZONSKI
                  Vice President
                  Hartford Investment Management Company


PERFORMANCE OVERVIEW

9/30/98 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]

      HIGH YIELD FUND              LEHMAN BROTHERS
                                      HIGH YIELD
                                   CORPORATE INDEX
           9550                         10000
           9529                          9795
          10326                         10603
          10040                         10222
          10049                         10230
          10176                         10057
          10358                         10040
          10314                         10703

Q. How Did the Fund Perform?

The Hartford High Yield Fund Class A shares placed in the 97th percentile of its Lipper peer group for the six months ended April 30, 2002, producing a total return of - 0.4% versus the 5.1% return of the Lipper High Yield Fixed Income Fund average.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweight to wireline communications, technology-related issues, and European cable companies at the expense of the significantly lower-yielding gaming, lodging and homebuilder issuers were the principal sources of underperformance. Portfolio performance was aided by the increased exposure to chemicals, paper, steel and metals and mining issues. Performance of these issues was generally strong as the market anticipates a stronger economic recovery. Also, our overweight positions in the health care and energy sectors performed well as the positions enjoyed upgrades in their debt ratings as their financials positions improved.

Q. WHAT IS YOUR OUTLOOK?

The average yield offered by high yield bonds today exceeds 11%, but this average does not tell the whole story. Valuations in the market are severely bifurcated, as investors have flocked to the perceived credit safety of such industries as gaming, lodging, healthcare, homebuilding and retail. Yields generally offered by issues represented in these industries are significantly below the market average. On the opposite end of the spectrum, the average yield of the index is inflated by credit-challenged issues in the telecommunications, technology, and utility industries. Such discrepancies do not usually last for long, and we believe that investors will increase their risk appetite sometime in 2002, and potentially within the next few months.

Looking forward, we continue to gradually reduce the average quality of the Fund. While our views are admittedly controversial, we believe that many communications-related issuers are drastically oversold and that asset valuations have hit a low. Apart from communications, we have overweighted a variety of cyclical industries and select issuers. Yields and prices offered in high yield basic industry cyclicals were enticing at the beginning of the year, and bond performance has been above average since then. We believe that these issues will continue to perform in the near term. The Treasury yield curve is forecasting the resumption of robust economic growth which will buoy these companies. We remain under weighted in consumer-cyclical industries such as retail, gaming, lodging, and homebuilding. These issues are low yielding relative to other alternatives. We believe that investors have flocked to them as a safe haven in these very volatile credit markets.


AVERAGE ANNUAL TOTAL RETURNS (Inception 9/30/98)

                          Standardized                   Non-Standardized
                    1 YEAR(1)   SINCE INCEPT.(1)    1 YEAR(2)   SINCE INCEPT.(2)
                    ----------------------------    ----------------------------
High Yield A         - 7.31%         0.87%           - 2.91%         2.18%
High Yield B         - 7.94%         0.81%           - 3.50%         1.46%
High Yield C         - 4.51%         1.21%           - 3.56%         1.49%


The chart represents a hypothetical investment in The Hartford High Yield Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 9/30/98 would have been valued at $10,533 on 4/30/02 ($10,292 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 9/30/98 would have been valued at $10,438 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

THE HARTFORD BOND INCOME STRATEGY FUND



PORTFOLIO MANAGER

[PHOTO OF ALISON D. GRANGER, CFA]

                  ALISON D. GRANGER, CFA
                  Senior Vice President
                  Hartford Investment
                  Management Company


PERFORMANCE OVERVIEW

7/22/96 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge

[LINE GRAPH]

       BOND INCOME        LEHMAN BROTHERS -       LEHMAN BROTHERS
      STRATEGY FUND        U.S. AGGREGATE         GOV'T/CORP BOND
                             BOND INDEX                INDEX
           9550                 10000                  10000
           9958                 10430                  10429
          10205                 10565                  10564
          10960                 11349                  11348
          11419                 11762                  12514
          11871                 12408                  12500
          11940                 12492                  12431
          11766                 12472                  12619
          11951                 12468                  13317
          12537                 13382                  14147
          14162                 15334                  15357
          14178                 15332                  15205

Q. HOW DID THE FUND PERFORM?

The Hartford Bond Income Strategy Fund Class A shares placed in the 36th percentile of its Lipper peer group for the six months ended April 30 2002, producing a total return of 0.1% versus the -0.3% return of the Lipper Corporate Debt "BBB" rated Mutual Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from its overweight to investment grade corporate bonds, as these issues performed well relative to Treasuries in anticipation of further economic recovery. The Fund's underweight to US Treasuries combined with the inclusion of some Treasury-Inflation-Protected Securities (TIPS) also contributed positively to returns. TIPS have performed well of late due to investor anticipation of a slight rise in inflation. The Fund's small percentage exposure to high yield telecommunications issues was the principal source of drag on portfolio performance.

Q. WHAT IS YOUR OUTLOOK?

In spite of the recent negative headlines questioning the accounting integrity of several high profile US corporations and of the continued high corporate bond default rate, we are seeing signs that corporations are becoming more focused on reducing leverage and improving their financial flexibility. This, combined with the fact that the Fed has aggressively eased monetary policy and that a global economic recovery is emerging, leads us to overweight corporate bonds. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals such as chemicals and metals and mining. BBB rated investment grade issues offer particular value. We are de-emphasizing finance and consumer-related securities, as we do not expect the consumer to lead the way toward higher economic growth. While the portfolio is slightly underweighted to mortgages relative to its benchmark index, we have increased the portfolio weighting to passthrough issues over the course of the quarter, having sold lower-yielding Treasuries to do so.


AVERAGE ANNUAL TOTAL RETURNS (Inception 7/22/96)

                           Standardized                       Non-Standardized
                                          SINCE                                 SINCE
                1 YEAR(1)   5 YEAR(1)   INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   INCEPT.(2)
                ----------------------------------    ----------------------------------
Bond A            1.18%       5.81%       6.24%         5.99%       6.79%       7.09%
Bond B            0.25%       5.74%       6.20%         5.25%       6.06%       6.33%
Bond C*           4.19%       5.84%       6.14%         5.28%       6.05%       6.33%


The chart represents a hypothetical investment in The Hartford Bond Income Strategy Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and B shares reflect a CDSC.

(2)  Performance results do not reflect sales charge.

* Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

A $10,000 investment in the fund's Class B shares at the Fund's inception on 7/22/96 would have been valued at $14,253 on 4/30/02 ($14,153 with a redemption at the end of the period.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the Fund's inception on 7/22/96 would have been valued at $14,104 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

- The Fund has changed its benchmark from the Lehman Brothers Government / Corporate Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


PORTFOLIO MANAGER

[PHOTO OF PETER PERROTTI, CFA]

                  Peter Perrotti, CFA
                  Senior Vice President
                  Hartford Investment Management Company, LLP


Q. HOW DID THE FUND PERFORM?

The Hartford US Government Securities Fund Class A shares for the six months ended April 30, 2002, produced a total return of 0.7% versus the -0.7% return of the Lipper US Intermediate Government Funds Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

The beginning of 2002 has come in with many economic indicators signaling a recovery. The Manufacturing Sector, as measured by the Institute of Supply Management (formerly known as the National Association of Purchasing Managers) Index is showing expansion. Consumer Confidence has also returned to pre-September 11th levels and the housing market continues to remain robust. The Federal Open Market Committee has moved to a neutral bias after the easing 4.75% in 2001, leaving the Fed Funds target rate at 1.75%. The Treasury Rates have responded by moving higher across the curve. This has been a favorable environment for Agencies and Mortgages versus Treasuries. As the risks of a more significant economic downturn wane, risk premiums over treasuries have declined. Agencies have outperformed treasuries by about a half percent for the first quarter of the year. With mortgage rates almost 1/2 of 1% above the lows seen last fall, refinancing activity has slowed. The resulting slower speeds and drop in supply has made mortgages more attractive on both a fundamental and technical basis. Mortgages outperformed comparable duration treasuries by over one and a quarter percent for the first quarter.

The Fund benefited from having a large position in Mortgage Backed Securities versus an underweight in U.S. Treasuries. Also, an allocation to Treasury Inflation Protected Securities, has added strong performance to the Fund, as the economic pickup has created investor demand for inflation protection.

Q. WHAT IS YOUR OUTLOOK?

Although the economy appears to be on much better footing, the power and sustainability of growth remains in question. Consumer spending has remained robust as strong discounting in autos and low mortgage rates have increased spending through the economic downturn. Manufacturing has turned up, but much of it is driven by the draw down in inventory, rather than a strong pickup in final demand. The vitality of the economic upturn remains the focus of investors. The market is watching economic indicators carefully, and pricing is the likely response by the FOMC.

We believe rates will move higher over the course of the year, much of which is already priced in the market. The Fund will maintain mortgage exposure, as slower refinancing activity, lower supply, and attractive yields will continue to support strong returns in the sector. Agencies look relatively fair versus Treasuries so the Fund will look to take advantage of opportunities along the curve in both sectors, as short rates rise throughout the year.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


PERFORMANCE OVERVIEW

4/30/92 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge*

[LINE GRAPH]

     U.S. GOVERNMENT                 LEHMAN BROTHERS
     SECURITIES FUND             INTERMEDIATE GOV'T INDEX
           9550                           10000
          10546                           10617
          10564                           11595
          10865                           11396
          12334                           12741
          12977                           13463
          14060                           14449
          15337                           15825
          15208                           15954
          16249                           17027
          18519                           19385
          18543                           19367

AVERAGE ANNUAL TOTAL RETURNS

                                       Standardized                                           Non-Standardized
                 INCEPTION                                          SINCE                                              SINCE
                    DATE     1 YEAR(1)   5 YEAR(1)   10 YEAR(1)   INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   10 YEAR(2)   INCEPT.(2)
                 -----------------------------------------------------------    -----------------------------------------------
U.S. Gov A*        2/28/73     2.72%       6.09%       5.88%        7.88%         7.61%       7.07%       6.37%        8.05%
U.S. Gov B*       11/14/94     1.42%       5.69%         N/A        6.41%         6.42%       6.01%         N/A        6.41%
U.S. Gov C*       11/14/94     5.42%       6.01%         N/A        6.42%         6.42%       6.01%         N/A        6.42%
U.S. Gov H        11/14/94     2.55%       5.69%         N/A        6.43%         6.55%       6.01%         N/A        6.43%
U.S. Gov E         2/28/73     2.71%       6.09%       5.88%        7.88%         7.59%       7.07%       6.37%        8.05%
U.S. Gov L        11/14/94     2.46%       5.81%         N/A        6.54%         7.33%       6.79%         N/A        7.21%
U.S. Gov M        11/14/94     2.55%       5.72%         N/A        6.43%         6.55%       6.04%         N/A        6.43%
U.S. Gov N        11/14/94     5.55%       6.04%         N/A        6.43%         6.55%       6.04%         N/A        6.43%

The chart represents a hypothetical investment in The Hartford U.S. Government Securities Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M, and N shares reflect a CDSC.

(2) Performance results do not reflect sales charge. A $10,000 investment in the fund's Class B shares on 11/14/94 would have been valued at $15,899 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.).)

A $10,000 investment in the fund's Class C shares (includes sales charge) on 11/14/94 would have been valued at $15,902 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 11/14/94 would have been valued at $15,916 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.).)

A $10,000 investment in the fund's Class L shares (includes sales charge) at the shares inception on 11/14/94 would have been valued at $16,046 on 04/30/02.

A $10,000 investment in the fund's Class E shares (includes sales charge) on 4/30/92 would have been valued at $17,673 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 11/14/94 would have been valued at $15,919 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class N shares at the shares inception on 11/14/94 would have been valued at $15,922 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

* New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class E, M and N shares, respectively, which would have been lower if Class A, B, and C share expenses were applied during that period.

THE HARTFORD TAX-FREE MINNESOTA FUND


PORTFOLIO MANAGER

[PHOTO OF CHARLES GRANDE, CFA]

                  Charles Grande, CFA
                  Vice President
                  Hartford Investment Management Company, LLP


Q. HOW DID THE FUND PERFORM?

The Hartford Tax-Free Minnesota Fund Class A shares for the six-months ended April 30, 2002, produced a total return of 0.3% versus the 0.8% return of the Lipper Minnesota Municipal Debt Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

At the close of 2001, the municipal market was suffering from a year end glut of supply caused by the general belief that the Federal Reserve had finished easing for this cycle. Municipal issuers rushed to market to lock-in low rates and complete debt financings prior to the holidays. The Fund's total return performance suffered during this period of rising rates, primarily because of its long duration. At the beginning of 2002, the Fund, with longer average duration relative to the peer group and benchmark, benefited from the seasonal rally in municipals commonly known as the "January Effect". The surprise this January was that issuance was up 64% over last year. Because reinvestment demand from maturities and coupon payments was extremely strong, the seasonal municipal rally still occurred. In anticipation of volatility in the following quarter, we reduced the Fund's overall duration through the turnover of approximately 9% of the Fund. We specifically focused on reducing exposure to zero coupon bonds, where the Fund had a pronounced overweight. Proceeds were reinvested in more defensive higher coupon bearing bonds in the short intermediate part of the curve. Performance during the month of March was enhanced by our defensive move. Further benefit was gained in April, as the portion of the curve we were actively buying, the short intermediate part of the curve, was the best performing part of the curve during that month April.

Q. WHAT IS YOUR OUTLOOK?

We expect the remainder of the year to be challenging for the municipal market. We are neutral on our market until the June/July issuance period ends. Overall, we are currently on track for record municipal issuance, which would typically hold the market back. Credits continue to suffer from poor financial performance and debt issuance will continue for pay-as-you-go projects so that cash use is minimized. Needless to say, ratings are under pressure. Thus far, strong retail demand, possibly influenced by poor performing alternative investments, has provided very good support. The Minnesota State's budget difficulties and state level politics continue to pressure all credits within the state. We are expecting some deterioration to trickle down to local credits, especially as the state cuts local funding in favor of solving its own budget problems. Fortunately, property values, a primary source of revenue through property taxes, have been fairly stable. We currently favor County credits because of their reliance on property taxes. We expect issuance within the state to remain sporadic thus making it more difficult to execute relative value trades.

THE HARTFORD TAX-FREE MINNESOTA FUND


PERFORMANCE OVERVIEW

4/30/92 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge*

[LINE GRAPH]

        TAX-FREE              LEHMAN BROTHERS
     MINNESOTA FUND         MUNICIPAL BOND INDEX
          10000                    10000
          10346                    10457
          11839                    11930
          11383                    11410
          12739                    13104
          13297                    13850
          14211                    15027
          15223                    16231
          14861                    15944
          15940                    17301
          17501                    19118
          17459                    19325

AVERAGE ANNUAL TOTAL RETURNS

                                        Standardized                                           Non-Standardized
                  INCEPTION                                          SINCE                                              SINCE
                     DATE     1 YEAR(1)   5 YEAR(1)   10 YEAR(1)   INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   10 YEAR(2)   INCEPT.(2)
                  -----------------------------------------------------------    -----------------------------------------------
Tax-Free Minn A*     6/2/86     0.69%       4.34%       5.24%        5.92%         5.46%       5.30%       5.73%        6.23%
Tax-Free Minn B*   11/14/94     0.03%       4.07%         N/A        5.31%         5.03%       4.40%         N/A        5.31%
Tax-Free Minn C*   11/14/94     3.92%       4.38%         N/A        5.31%         4.92%       4.38%         N/A        5.31%
Tax-Free Minn H    11/14/94     1.12%       4.07%         N/A        5.34%         5.12%       4.41%         N/A        5.34%
Tax-Free Minn E     6/2/86      1.35%       4.47%       5.31%        5.97%         6.16%       5.44%       5.80%        6.27%
Tax-Free Minn L    11/14/94     1.18%       4.22%         N/A        5.48%         5.90%       5.18%         N/A        6.13%
Tax-Free Minn M    11/14/94     1.03%       4.07%         N/A        5.31%         5.03%       4.41%         N/A        5.31%
Tax-Free Minn N    11/14/94     4.33%       4.46%         N/A        5.34%         5.33%       4.46%         N/A        5.34%

The chart represents a hypothetical investment in The Hartford Tax-Free Minnesota Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M, N shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares at the shares inception on 11/14/94 would have been valued at $14,705 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class C shares (includes sales charge) at the shares inception on 11/14/94 would have been valued at $14,712 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 11/14/94 would have been valued at $14,737 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class L shares (includes sales charge) at the shares inception on 11/14/94 would have been valued at $14,884 on 04/30/02.

A $10,000 investment in the fund's Class E shares (includes sales charge) on 4/30/92 would have been valued at $17,030 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 11/14/94 would have been valued at $14,705 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class N shares at the shares inception on 11/14/94 would have been valued at $14,740 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

* New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class E, M and N shares, respectively, which would have been lower if Class A, B, and C share expenses were applied during that period.

THE HARTFORD TAX-FREE NATIONAL FUND


PORTFOLIO MANAGER

[PHOTO OF CHARLES GRANDE, CFA]

                  Charles Grande, CFA
                  Vice President
                  Hartford Investment Management Company, LLP


Q. HOW DID THE FUND PERFORM?

The Hartford Tax-Free National Fund Class A shares for the six-months ended April 30, 2002, produced a total return of 0.32% versus the 0.39% return of the Lipper General Municipal Debt Funds Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

At the close of 2001, the municipal market was suffering from a year-end glut of supply caused by the general belief that the Federal Reserve had finished easing for this cycle. Municipal issuers rushed to market to lock-in low rates and complete debt financings prior to the holidays. The Fund's total return performance suffered during this period of rising rates, primarily because of its long duration. At the beginning of 2002, the Fund, with longer average duration relative to the peer group and benchmark, benefited from the seasonal rally in municipals commonly known as the "January Effect". The surprise this January was that issuance was up 64% over last year. Because reinvestment demand from maturities and coupon payments was extremely strong, the seasonal municipal rally still occurred. The Fund performed very well during this period. In anticipation of volatility in the following quarter, we reduced the Fund's overall duration through the turnover of approximately 18% of the Fund. We specifically focused on reducing exposure to zero coupon bonds, where the Fund had a pronounced overweight. We also substantially reduced our exposure to New York related credits. Proceeds were reinvested in more defensive higher coupon bearing bonds in the short intermediate part of the curve. Poor performance during the month of March was mitigated by our defensive move. Further benefit was gained in April, as the portion of the curve we were actively buying, the short intermediate part of the curve, was the best performing part of the curve during that month April.

Q. WHAT IS YOUR OUTLOOK?

We expect the remainder of the year to be challenging for the municipal market. We are neutral on our market until the June/July issuance period ends. Overall, we are currently on track for record municipal issuance, which would typically hold the market back. Credits continue to suffer from poor financial performance and debt issuance will continue for pay-as-you-go projects so that cash use is minimized. Needless to say, ratings are under pressure. Thus far, strong retail demand, possibly influenced by poor performing alternative investments, has provided very good support. New York and California will be major issuers in the coming months and their combined effect on the market will be greatly influenced by retail support. Late last year, we reduced our exposure to New York credits at very attractive levels and will be looking to reinvest at wider spreads with this expected glut of supply. Credit spreads will widen in the coming months and we expect to increase our exposure where appropriate. We will continue to manage duration and curve exposure, while focusing on full coupon bonds that hold their value during volatile markets.

THE HARTFORD TAX-FREE NATIONAL FUND


PERFORMANCE OVERVIEW

4/30/92 - 4/30/02
Growth of a $10,000 investment in Class A which includes Sales Charge*

[LINE GRAPH]

          TAX-FREE            LEHMAN BROTHERS
        NATIONAL FUND       MUNICIPAL BOND INDEX
             9550                  10000
            10346                  10457
            11839                  11930
            11383                  11410
            12739                  13104
            13297                  13850
            14211                  15027
            15223                  16231
            14861                  15944
            15940                  17301
            17501                  19118
            17459                  19325

AVERAGE ANNUAL TOTAL RETURNS

                                        Standardized                                           Non-Standardized
                  INCEPTION                                          SINCE                                              SINCE
                     DATE     1 YEAR(1)   5 YEAR(1)   10 YEAR(1)   INCEPT.(1)    1 YEAR(2)   5 YEAR(2)   10 YEAR(2)   INCEPT.(2)
                  -----------------------------------------------------------    -----------------------------------------------
TAX-FREE MINN A*     6/2/86     1.57%       4.53%       5.53%        6.35%         6.40%       5.49%       6.01%        6.66%
Tax-Free Minn B*    11/14/94    0.45%       4.13%         N/A        5.69%         5.45%       4.47%         N/A        5.69%
Tax-Free Minn C*    11/14/94    4.74%       4.53%         N/A        5.72%         5.74%       4.53%         N/A        5.72%
Tax-Free Minn H     11/14/94    1.64%       4.14%         N/A        5.71%         5.64%       4.48%         N/A        5.71%
Tax-Free Minn E       6/2/86    1.81%       4.58%       5.56%        6.37%         6.65%       5.53%       6.04%        6.67%
Tax-Free Minn L     11/14/94    1.56%       4.34%         N/A        5.87%         6.38%       5.30%         N/A        6.52%
Tax-Free Minn M     11/14/94    1.64%       4.17%         N/A        5.72%         5.64%       4.50%         N/A        5.72%
Tax-Free Minn N     11/14/94    4.55%       4.49%         N/A        5.69%         5.55%       4.49%         N/A        5.69%

The chart represents a hypothetical investment in The Hartford Tax-Free National Fund. Past performance does not guarantee future results.

The value of shares will fluctuate so that when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M and N shares reflect a CDSC.

(2) Performance results do not reflect sales charge.

A $10,000 investment in the fund's Class B shares on 11/14/94 would have been valued at $15,111 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class C shares (includes sales charge) on 11/14/94 would have been valued at $15,143 on 4/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class H shares at the shares inception on 11/14/94 would have been valued at $15,136 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class L shares (includes sales charge) at the shares inception on 11/14/94 would have been valued at $15,303 on 04/30/02.

A $10,000 investment in the fund's Class E shares (includes sales charge) on 4/30/92 would have been valued at $17,143 on 04/30/02.

A $10,000 investment in the fund's Class M shares at the shares inception on 11/14/94 would have been valued at $15,138 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

A $10,000 investment in the fund's Class N shares at the shares inception on 11/14/94 would have been valued at $15,115 on 04/30/02 (a redemption at the end of the period would result in the same value because the CDSC period expired.)

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower.

For information on current expense waivers/reimbursements, please see the prospectus.

* New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class E, M and N shares, respectively, which would have been lower if Class A, B, and C share expenses were applied during that period.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                      MARKET
 SHARES                                              VALUE(C)
---------                                            --------
COMMON STOCK -- 91.6%
            AUSTRIA -- 6.2%
    42      Telekom Austria AG(a) (Technology)....   $    351
                                                     --------
            CANADA -- 2.2%
     4      AT&T Canada, Inc.(a) (Technology).....        122
                                                     --------
            FRANCE -- 5.1%
    50      Orange S.A.(a) (Technology)...........        291
                                                     --------
            ITALY -- 12.8%
   165      Olivetti S.p.A. (Technology)..........        189
    40      Telecom Italia Mobile S.p.A.
             (Technology).........................        174
    68      Telecom Italia S.p.A. (Technology)....        363
                                                     --------
                                                          726
                                                     --------
            JAPAN -- 3.3%
     #      NTT DoCoMo, Inc. (Technology).........        190
                                                     --------
            MEXICO -- 3.0%
     4      Telefonos de Mexico S.A. ADR Class L
             (Technology).........................        170
                                                     --------
            NETHERLANDS -- 0.9%
    11      Koninklijke (Royal) KPN N.V.
             (Technology).........................         51
                                                     --------
            SOUTH KOREA -- 2.0%
     4      KT Freetel(a) (Technology)............        112
                                                     --------
            SPAIN -- 2.9%
     5      Telefonica S.A. ADR(a) (Technology)...        165
                                                     --------
            UNITED KINGDOM -- 10.7%
    62      BT Group plc (Technology).............        234
    30      Cable & Wireless plc (Technology).....         80
   183      Vodafone Group plc (Technology).......        295
                                                     --------
                                                          609
                                                     --------
            UNITED STATES -- 42.5%
    10      Adelphia Communications Corp. Class
             A(a) (Services)......................         61
     3      ALLTEL Corp. (Technology).............        168
    16      AT&T Corp. (Technology)...............        214
    35      AT&T Wireless Services, Inc.(a)
             (Technology).........................        309
     8      BellSouth Corp. (with rights)
             (Technology).........................        240
    18      Citizens Communications Co.(a)
             (Technology).........................        167
    50      Nextel Partners, Inc. Class A(a)
             (Technology).........................        252
    22      Qwest Communications International,
             Inc. (Technology)....................        111
     8      SBC Communications, Inc.
             (Technology).........................        245
    28      Sprint Corp. (PCS Group)(a)
             (Technology).........................        317
     6      Verizon Communications, Inc.
             (Technology).........................        261
    28      WorldCom, Inc. -- WorldCom Group (with
             rights)(a) (Technology)..............         70
                                                     --------
                                                        2,415
                                                     --------
            Total common stock (cost $7,137)......   $  5,202
                                                     ========
PRINCIPAL                                            MARKET
AMOUNT                                               VALUE(C)
---------                                            --------
SHORT-TERM INVESTMENTS -- 8.3%
  $473      Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Finance) (Note 2f).........   $    473
                                                     --------
            Total short-term investments
             (cost $473)..........................   $    473
                                                     ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $7,610)(B).....................   $  5,675
                                                     ========
STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities, at value.............   $ 5,675
Cash............................................         1
Receivables:
  Fund shares sold..............................        27
  Dividends and interest........................         9
Other assets....................................         9
                                                   -------
Total assets....................................     5,721
                                                   -------
LIABILITIES
Payables:
  Investment securities purchased...............        21
  Fund shares redeemed..........................        22
  Dividend Payable..............................         #
                                                   -------
Total liabilities...............................        43
                                                   -------
Net assets, at value............................   $ 5,678
                                                   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 1,621 shares
  outstanding..................................   $ 13,263
Accumulated undistributed net investment
  loss.........................................        (14)
Accumulated net realized loss on investments
  and foreign currency transactions............     (5,636)
Unrealized depreciation of investments in
  securities and the translation of assets and
  liabilities denominated in foreign
  currency.....................................     (1,935)
                                                  --------
Net assets.....................................   $  5,678
                                                  ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
---------------------------------------------------------------------


Class A
  Net assets value per share ($3,651 / 1,039
    shares outstanding)..........................  $   3.51
                                                   ========
  Maximum offering price per share
    ($3.51 / 94.5%)..............................  $   3.71
                                                   ========
Class B
  Net assets value per share ($817 / 235 shares
    outstanding).................................  $   3.48
                                                   ========
Class C
  Net assets value per share ($856 / 246 shares
    outstanding).................................  $   3.48
                                                   ========
  Maximum offering price per share
    ($3.48 / 99.0%)..............................  $   3.52
                                                   ========
Class Y
  Net assets value per share ($354 / 100 shares
    outstanding).................................  $   3.54
                                                   ========

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes was $7,610.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 96.2%
            AUSTRALIA -- 2.4%
     46     Australia & New Zealand Banking Group
             Ltd. (Finance)......................   $    465
                                                    --------
            BERMUDA -- 14.0%
     19     ACE Ltd. ADR (with rights)
             (Finance)...........................        827
     40     Annuity & Life Re (Holdings) Ltd.
             (Finance)...........................        763
     23     Bank of Bermuda Ltd. (Finance).......      1,139
                                                    --------
                                                       2,729
                                                    --------
            FRANCE -- 5.5%
     15     BNP Paribas S.A. (Finance)...........        789
     13     Credit Agricole S.A. (Finance).......        275
                                                    --------
                                                       1,064
                                                    --------
            IRELAND -- 1.2%
     17     Allied Irish Banks plc (Finance).....        227
                                                    --------
            ITALY -- 3.5%
    146     UniCredito Italiano S.p.A.
             (Finance)...........................        678
                                                    --------
            JAPAN -- 4.8%
      #     Mitsubishi Tokyo Financial Group,
             Inc. (Finance)......................        233
     37     Sumitomo Mitsui Banking Corp.
             (Finance)...........................        165
      7     Takefuji Corp. (Finance).............        539
                                                    --------
                                                         937
                                                    --------
            NETHERLANDS -- 1.8%
     15     Aegon N.V. (Finance).................        342
                                                    --------
            PANAMA -- 0.7%
      7     Banco Latinoamericano de
             Exportaciones S.A. Class E -- Banks
             ADR (Finance).......................        134
                                                    --------
            SPAIN -- 1.3%
      6     Banco Popular Espanol S.A.
             (Finance)...........................        250
                                                    --------
            SWITZERLAND -- 3.1%
     17     Credit Suisse Group (Finance)........        610
                                                    --------
            UNITED KINGDOM -- 9.9%
     32     CGNU plc (Finance)...................        326
     70     Lloyds TSB Group plc (Finance).......        803
     28     Royal Bank of Scotland Group plc
             (Finance)...........................        800
                                                    --------
                                                       1,929
                                                    --------
            UNITED STATES -- 48.0%
      8     Ambac Financial Group, Inc.
             (Finance)...........................        528
     11     American International Group, Inc.
             (Finance)...........................        733
     31     Bank of Hawaii Corp. (Finance).......        883
      1     BlackRock, Inc.(a) (Finance).........         32

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            UNITED STATES -- (CONTINUED)
     16     Cincinnati Financial Corp.
             (Finance)...........................   $    764
     18     Citigroup, Inc. (Finance)............        779
     26     Clark/Bardes, Inc.(a) (Finance)......        607
      6     Fannie Mae (Finance).................        489
      5     Freddie Mac (Finance)................        346
      5     Goldman Sachs Group, Inc.
             (Finance)...........................        370
     10     Investment Technology Group, Inc.(a)
             (Finance)...........................        467
     20     KeyCorp (Finance)....................        551
      7     Marsh & McLennan Companies, Inc.
             (with rights) (Finance).............        687
      8     MBIA, Inc. (Finance).................        405
     16     Merrill Lynch & Co., Inc.
             (Finance)...........................        688
     12     Reinsurance Group of America, Inc.
             (Finance)...........................        401
     16     Wachovia Corp. (with rights)
             (Finance)...........................        601
                                                    --------
                                                       9,331
                                                    --------
            Total common stock (cost $18,008)....   $ 18,696
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 5.4%
 $1,044     Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Finance) (Note 2f)........   $  1,044
                                                    --------
            Total short-term investments
             (cost $1,044).......................   $  1,044
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $19,052)(B)...................   $ 19,740
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............
                                                  $ 19,740
Cash...........................................
                                                         1
Receivables:
  Investment securities sold...................
                                                       119
  Fund shares sold.............................
                                                        41
  Dividends and interest.......................
                                                        59
Other assets...................................
                                                        18
                                                  --------
Total assets...................................
                                                    19,978
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............
                                                       533
  Fund shares redeemed.........................
                                                         2
  Accrued Expenses.............................
                                                         1
                                                  --------
Total liabilities..............................
                                                       536
                                                  --------
Net assets, at value...........................
                                                  $ 19,442
                                                  ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 1,956 shares
  outstanding..................................   $ 19,516
Accumulated undistributed net investment
  income.......................................          7
Accumulated net realized loss on investments
  and foreign currency transactions............       (770)
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.....................................        689
                                                  --------
Net assets.....................................   $ 19,442
                                                  ========

Class A
  Net assets value per share ($11,897 / 1,193
    shares outstanding)..........................  $   9.98
                                                   ========
  Maximum offering price per share
    ($9.98 / 94.5%)..............................  $  10.56
                                                   ========
Class B
  Net assets value per share ($3,194 / 324 shares
    outstanding).................................  $   9.87
                                                   ========
Class C
  Net assets value per share ($3,340 / 338 shares
    outstanding).................................  $   9.87
                                                   ========
  Maximum offering price per share
    ($9.87 / 99.0%)..............................  $   9.97
                                                   ========
Class Y
  Net assets value per share ($1,011 / 101 shares
    outstanding).................................  $  10.04
                                                   ========

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $19,125.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2002

                                                                 UNREALIZED
                                        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION              MARKET VALUE    AMOUNT       DATE     (DEPRECIATION)
-----------              ------------   --------   ----------  --------------
Australian Dollar (Buy)      $13          $13      05/02/2002      $  --
British Pounds (Buy)          54           54      05/02/2002         --
EURO (Buy)                     7            7      05/02/2002         --
EURO (Buy)                    57           57      05/03/2002         --
EURO (Buy)                     8            8      05/06/2002         --
Japanese Yen (Buy)            20           20      05/07/2002         --
Swiss Francs (Buy)            17           17      05/03/2002         --
                                                                   -----
                                                                   $  --
                                                                   =====

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GLOBAL HEALTH FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 98.1%
            CHEMICAL MANUFACTURING -- 1.3%
     71     Bayer AG.............................   $  2,338
     70     Connetics Corp.(a)...................        842
                                                    --------
                                                       3,180
                                                    --------
            COMPUTER MANUFACTURING -- 2.1%
    108     Beckman Coulter, Inc. (with
             rights).............................      5,183
                                                    --------
            FINANCE -- INSURANCE CARRIERS -- 3.0%
    112     Anthem, Inc.(a)......................      7,652
                                                    --------
            HEALTH CARE -- ELECTROMEDICAL -- 0.9%
     79     Waters Corp.(a)......................      2,132
                                                    --------
            HEALTH CARE -- MEDICAL AND DIAGNOSTIC -- 1.0%
     26     Laboratory Corporation of America
             Holdings (with rights)(a)...........      2,589
                                                    --------
            HEALTH CARE -- MEDICAL EQUIPMENT &
             SUPPLIES -- 12.1%
     58     Amersham plc ADR.....................      2,786
     68     Bard (C.R.), Inc. (with rights)......      3,747
     97     Baxter International, Inc. (with
             rights).............................      5,519
    150     Becton, Dickinson & Co. (with
             rights).............................      5,561
    800     Gambro AB Class B....................      5,140
     54     Respironics, Inc.(a).................      1,754
     38     St. Jude Medical, Inc. (with
             rights)(a)..........................      3,145
    135     Viasys Healthcare, Inc. (with
             rights)(a)..........................      2,719
                                                    --------
                                                      30,371
                                                    --------
            HEALTH CARE -- PHARMACEUTICAL &
             MEDICINE -- 51.5%
    284     Abbott Laboratories (with rights)....     15,322
    122     Abgenix, Inc. (with rights)(a).......      1,716
    348     Amylin Pharmaceuticals, Inc.(a)......      3,304
    251     AstraZeneca plc ADR..................     11,693
     90     Aventis S.A. ADR.....................      6,337
     98     Banyu Pharmaceutical Co. Ltd.........      1,311
    161     Chugai Pharmaceutical Co. Ltd........      1,923
    207     Eisai Co. Ltd........................      5,320
     35     Forest Laboratories, Inc.(a).........      2,723
     16     Fujisawa Pharmaceutical Co.(e).......        391
    201     Fujisawa Pharmaceutical Co. Ltd......      4,915
    205     Genzyme Corp. -- General
             Division(a).........................      8,401
    139     Gilead Sciences, Inc.(a).............      4,326
     42     ILEX Oncology, Inc. (with
             rights)(a)..........................        680
    144     Lilly (Eli) & Co. (with rights)......      9,505
    145     Novartis AG..........................      6,094
    360     Pharmacia Corp. (with rights)........     14,855
     71     Roche Holding AG.....................      5,389
     83     SangStat Medical Corp.(a)............      1,929
    334     Schering-Phough Corp. (with
             rights).............................      9,127
    166     Shionogi & Co. Ltd...................      2,428

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            HEALTH CARE -- PHARMACEUTICAL &
             MEDICINE -- (CONTINUED)
    165     Tanabe Seiyaku Co., Ltd..............   $  1,560
     94     Vertex Pharmaceuticals, Inc.(a)......      1,993
    154     ViroPharma, Inc.(a)..................        539
     84     Watson Pharmaceuticals, Inc.(a)......      2,067
     96     Wyeth (with rights)..................      5,461
                                                    --------
                                                     129,309
                                                    --------
            HEALTH CARE -- DRUGS & DRUGGISTS
             SUNDRIES -- 8.1%
    108     AmerisourceBergen Corp. (with
             rights).............................      8,339
    192     McKesson Corp........................      7,751
      6     Serono S.A. Class B..................      4,318
                                                    --------
                                                      20,408
                                                    --------
            HEALTH CARE -- GENERAL MEDICAL AND
             SURGICAL -- 4.5%
    109     HCA, Inc.............................      5,190
     44     Tenet Healthcare Corp.(a)............      3,258
     68     Triad Hospitals, Inc.(a).............      2,877
                                                    --------
                                                      11,325
                                                    --------
            HEALTH CARE -- SCIENTIFIC RESEARCH &
             DEVELOPMENT -- 12.0%
    150     Applera Corp. -- Celera Genomics
             Group(a)............................      2,352
     70     Cephalon, Inc.(a)....................      4,099
    210     Ciphergen Biosystems, Inc.(a)........      1,293
    132     CV Therapeutics, Inc. (with
             rights)(a)..........................      3,829
    130     Elan Corp. plc ADR(a)................      1,543
    426     Genaera Corp.(a).....................        933
    239     Immunex Corp.(a).....................      6,486
    154     Midicines Co.(a).....................      1,512
     61     Monsanto Co..........................      1,885
    339     Orchid Biosciences, Inc.(a)..........        782
    105     Regeneron Pharmaceutical, Inc.(a)....      2,168
    181     Ribapharm, Inc.(a)...................      1,861
    198     Rigel Pharmaceuticals, Inc.(a).......        921
     55     Telik, Inc.(a).......................        575
                                                    --------
                                                      30,239
                                                    --------
            PROFESSIONAL, SCIENTIFIC, AND
             TECHNICAL SERVICES -- 1.6%
    113     Exelixis, Inc.(a)....................      1,123
    154     Molecular Devices Corp. (with
             rights)(a)..........................      2,751
                                                    --------
                                                       3,874
                                                    --------
            Total common stock (cost $236,524)...   $246,264
                                                    ========


The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                           MARKET
AMOUNT                                              VALUE(C)
---------                                           --------
SHORT-TERM INVESTMENTS -- 3.6%
            FINANCE -- 3.6%
 $9,126     Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $  9,126
                                                    --------
            Total short-term investments
             (cost $9,126).......................   $  9,126
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $245,650)(B)..................   $255,390
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $255,390
Cash...........................................          #
Receivables:
  Investment securities sold...................        289
  Fund shares sold.............................        852
  Dividends and interest.......................        356
Other assets...................................         71
                                                  --------
Total assets...................................    256,958
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............      5,655
  Fund shares redeemed.........................        223
  Accrued Expenses.............................          6
                                                  --------
Total liabilities..............................      5,884
                                                  --------
Net assets, at value...........................   $251,074
                                                  ========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 18,546 shares
  outstanding..................................   $238,538
Accumulated undistributed net investment
  loss.........................................     (1,024)
Accumulated net realized gain on investments
  and foreign currency transactions............      3,817
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.....................................      9,743
                                                  --------
Net assets.....................................   $251,074
                                                  ========

Class A
  Net assets value per share ($136,215 / 9,995
    shares outstanding)...........................  $13.63
                                                    ======
  Maximum offering price per share
    ($13.63 / 94.5%)..............................  $14.42
                                                    ======
Class B
  Net assets value per share ($56,768 / 4,229
    shares outstanding)...........................  $13.42
                                                    ======
Class C
  Net assets value per share ($57,191 / 4,257
    shares outstanding)...........................  $13.43
                                                    ======
  Maximum offering price per share
    ($13.43 / 99.0%)..............................  $13.57
                                                    ======
Class Y
  Net assets value per share ($900 / 65 shares
    outstanding)..................................  $13.81
                                                    ======

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $246,407.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 25.26% of total net assets as of April 30, 2002.

(e) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security at April 30, 2002, was $391, which represents .16% of total net assets.

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 THE HARTFORD GLOBAL TECHNOLOGY FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 96.7%
            CAPITAL GOODS -- 1.7%
    114     SpeedFam-IPEC, Inc.(a)...............   $    320
                                                    --------
            SERVICES -- 26.5%
     47     Accenture Ltd. Class A(a)............      1,016
     46     AOL Time Warner, Inc. (with
             rights)(a)..........................        873
     61     BISYS Group, Inc.(a).................      2,079
    108     Cendant Corp.(a).....................      1,948
     38     First Data Corp. ....................      3,060
    101     i2 Technologies, Inc. (with
             rights)(a)..........................        319
     29     Resources Connection, Inc.(a)........        767
     60     Sabre Holdings Corp.(a)..............      2,797
    181     Sun Microsystems, Inc. (with
             rights)(a)..........................      1,483
                                                    --------
                                                      14,342
                                                    --------
            TECHNOLOGY -- 68.4%
     56     Agile Software Corp. (with
             rights)(a)..........................        510
     13     ASML Holding N.V.(a).................        284
    333     Cisco Systems, Inc. (with
             rights)(a)..........................      4,876
    127     Compaq Computer Corp. (with
             rights).............................      1,293
     52     Credence Systems Corp.(a)............      1,063
     61     Dell Computer Corp. (with
             rights)(a)..........................      1,617
     40     Fairchild Semiconductor Corp. Class
             A(a)................................      1,088
     67     Intel Corp. .........................      1,911
     46     International Business Machines
             Corp. ..............................      3,861
     27     Jabil Circuit, Inc. (with
             warrants)(a)........................        557
     37     Lexmark International, Inc. (with
             rights)(a)..........................      2,212
     31     Macromedia, Inc. (with rights)(a)....        703
    357     Maxtor Corp.(a)......................      2,472
     96     Microsoft Corp.(a)...................      5,017
      3     Nokia Oyj Corp. ADR..................         44
     84     OmniVision Technologies, Inc.(a).....      1,000
    182     Oracle Corp. (with rights)(a)........      1,828
    562     Palm, Inc. (with rights)(a)..........      1,781
     74     Peregrine Systems, Inc.(a)...........        504
     12     QUALCOMM, Inc.(a)....................        356
     90     Rational Software Corp.(a)...........      1,306
     16     Scientific-Atlanta, Inc. (with
             rights).............................        320
    108     Silicon Storage Technology,
             Inc.(a).............................      1,069
    109     Sonus Networks, Inc.(a)..............        300
     37     Ultratech Stepper, Inc.(a)...........        625
     48     VeriSign, Inc.(a)....................        448
     97     Vignette Corp.(a)....................        249
     10     Xilinx, Inc.(a)......................        366
                                                    --------
                                                      37,660
                                                    --------
            Total common stock (cost $62,515)....   $ 52,322
                                                    ========
PRINCIPAL                                           MARKET
AMOUNT                                              VALUE(C)
---------                                           --------
 SHORT-TERM INVESTMENTS -- 2.2%
            FINANCE -- 2.2%
 $1,169     Joint Repurchase Agreement
             1.87% 5-1-2002 (Note 2f)............   $  1,169
                                                    --------
            Total short-term investments (cost
             $1,169).............................   $  1,169
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $63,684)(B).........................   $ 53,491
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $ 53,491
Cash...........................................          1
Receivables:
  Investment securities sold...................        794
  Fund shares sold.............................         73
  Dividends and interest.......................          3
Other assets...................................         50
                                                  --------
Total assets...................................     54,412
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............        217
  Fund shares redeemed.........................         63
  Accrued Expenses.............................          2
                                                  --------
Total liabilities..............................        282
                                                  --------
Net assets, at value...........................   $ 54,130
                                                  ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 13,590 shares
  outstanding..................................   $118,107
Accumulated undistributed net investment
  loss.........................................       (555)
Accumulated net realized loss on investments...    (53,229)
Unrealized depreciation of investments.........    (10,193)
                                                  --------
Net assets.....................................   $ 54,130
                                                  ========

Class A
  Net assets value per share ($26,906 / 6,701
    shares outstanding)..........................  $   4.01
                                                   ========
  Maximum offering price per share
    ($4.01 / 94.5%)..............................  $   4.24
                                                   ========
Class B
  Net assets value per share ($11,612 / 2,940
    shares outstanding)..........................  $   3.95
                                                   ========
Class C
  Net assets value per share ($15,606 / 3,947
    shares outstanding)..........................  $   3.95
                                                   ========
  Maximum offering price per share
    ($3.95 / 99.0%)..............................  $   3.99
                                                   ========
Class Y
  Net assets value per share ($6 / 2 shares
    outstanding).................................  $   4.05
                                                   ========

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $74,775.

(c) See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.48% of total net assets as of April 30, 2002.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 107.4%
            AUSTRALIA -- 2.0%
    71      Computershare Ltd. (Technology)......   $    100
                                                    --------

            AUSTRIA -- 0.5%
    27      Village Roadshow Ltd. (Services).....         26
                                                    --------

            DENMARK -- 5.7%
     4      Novozymes A/S Class B (Health Care)..         86
     3      Radiometer A/S Class B Shares (Health
             Care)...............................         83
     4      Topdanmark A/S(a) (Finance)..........        118
                                                    --------
                                                         287
                                                    --------
            FINLAND -- 2.7%
     8      Pohjola Group Plc (Finance)..........        138
                                                    --------

            FRANCE -- 12.8%
     1      Cegedim SA (Services)................         73
     1      Cegid (Technology)...................         55
     4      Devoteam SA(a) (Technology)..........         64
     1      Eiffage SA (Consumer Cyclical).......         59
     8      Generale de Sante(a) (Health Care)...        123
     3      Remy Cointreau SA (Consumer
             Staples)............................        102
     2      Risc Technology Europe(a)
             (Technology)........................         14
     2      Societe Bic S.A. (Consumer
             Cyclical)...........................         90
     1      Societe Virbac SA (Consumer
             Staples)............................         72
                                                    --------
                                                         652
                                                    --------
            GERMANY -- 7.8%
     5      AWD Holding AG (Finance).............        132
     3      GFK AG (Services)....................         54
     1      Hornbach Holding AG (Consumer
             Cyclical)...........................         44
     6      Jungheinrich AG (Capital Goods)......         60
    13      MWG-Biotech AG(a) (Health Care)......         14
     8      PSI AG fuer Produkte und Systeme der
             Informationstechnologie(a)
             (Technology)........................         28
     3      Vossloh AG (Technology)..............         65
                                                    --------
                                                         397
                                                    --------
            HONG KONG -- 4.5%
   204      Bejing Capital Int'l. Airport Co.
             Ltd. (Transportation)...............         49
    88      Cosco Pacific Ltd.
             (Transportation)....................         69
   169      MediaNation Inc. (Technology)........         43
   324      Tingyi Holding Corp. (Consumer
             Staples)............................         69
                                                    --------
                                                         230
                                                    --------
            ITALY -- 4.8%
    26      Banca Popolare di Milano Scrl
             (Finance)...........................        113
     3      Ericsson S.p.A. (Technology).........         72
    16      Esaote S.p.A. (Health Care)..........         58
                                                    --------
                                                         243
                                                    --------
            JAPAN -- 33.7%
     2      ASATSU-DK, Inc. (Services)...........         37
     4      Asia Securities Printing Co.
             (Services)..........................         24
     2      FUJIMI, Inc. (Basic Materials).......         43
     4      Hutech Norin Co. Ltd.
             (Transportation)....................         47

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            JAPAN -- (CONTINUED)
    16      Iwasaki Electric Co. Ltd. (Consumer
             Cyclical)...........................   $     37
     4      JSR Corp. (Basic Materials)..........         31
    19      Kikkoman Corp. (Consumer Staples)....        105
     3      Kirin Beverage Corp. (Consumer
             Staples)............................         55
     5      Kissei Pharmaceutical Co. Ltd.
             (Health Care).......................         69
     2      Kyorin Pharmaceutical Co. Ltd.
             (Health Care).......................         45
    21      Meiji Seika Kaisha, Ltd. (Consumer
             Staples)............................         75
    30      Mitsui-Soko Co. Ltd.
             (Transportation)....................         54
    15      N.I.C. Corp. (Services)..............        147
     3      Nagaileben Co., Ltd. (Consumer
             Cyclical)...........................         67
    20      Nippon Shinyaku Co. Ltd. (Health
             Care)...............................        103
     5      Santen Pharmaceutucal Co. Ltd.
             (Health Care).......................         58
    29      Shinko Securities Co. Ltd.
             (Finance)...........................         52
     #      SKY Perfect Communications, Inc.(a)
             (Technology)........................         64
     7      SRL, Inc. (Health Care)..............         64
     9      Sumitomo Bakelite Co. Ltd. (Basic
             Materials)..........................         69
     4      Suzuken Co., Ltd. (Health Care)......         74
    16      Takuma Co., Ltd. (Services)..........        104
     6      Terumo Corp. (Health Care)...........         86
     7      Towa Pharmaceutical Co. Ltd. (Health
             Care)...............................         80
     4      Tsuruha Co. Ltd. (Consumer
             Cyclical)...........................         78
     1      USS Co. Ltd. (Consumer Cyclical).....         37
                                                    --------
                                                       1,705
                                                    --------
            NETHERLANDS -- 9.6%
     5      Arcadis N.V. (Services)..............         51
    27      Getronics N.V. (Services)............         76
     2      IHC Caland N.V. (Energy).............        102
     4      Randstad Holding N.V. (Services).....         51
     9      SNT Group N.V. (Services)............        113
     4      Volker Wessels Stevin N.V. (Consumer
             Cyclical)...........................         95
                                                    --------
                                                         488
                                                    --------
            NEW ZEALAND -- 0.8%
    19      Tower Ltd. (Finance).................         42
                                                    --------

            SPAIN -- 2.5%
     4      Aguas de Barcelona (Services)........         48
     2      Compania De Distribucion Integral
             Logista, S.A. (Consumer Cyclical)...         28
    12      Telefonica Publicidad e Informacion
             S.A. TPI (Services).................         49
                                                    --------
                                                         125
                                                    --------
            SWEDEN -- 0.8%
     6      Esselte AB Class B (Consumer
             Cyclical)...........................         38
                                                    --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- 19.2%
    22      Charter plc (Capital Goods)..........   $     62
     5      Cobham Plc (Capital Goods)...........         89
    21      Croda International plc (Basic
             Materials)..........................         87
   158      Express Dairies plc(a) (Consumer
             Staples)............................         56
     1      French Connection Group plc (Consumer
             Cyclical)...........................         15
    16      Laird Group plc (Technology).........         42
    85      Parthus Technologies plc(a)
             (Technology)........................         33
   131      Premier Oil plc(a) (Energy)..........         45
    54      RM plc (Services)....................         58
    32      Securicor plc (Services).............         58
    34      Shanks Group plc (Services)..........         84
    88      Somerfield plc (Consumer Cyclical)...        173
    18      UMECO plc (Capital Goods)............         71
     6      Volex Group plc (Technology).........         20
    16      Volex Group plc (Capital Goods)......         34
    28      Whatman plc (Basic Materials)........         44
                                                    --------
                                                         972
                                                    --------
            Total common stock (cost $5,193).....   $  5,443
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 3.9%
  $200      Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Finance) (Note 2f)........   $    200
                                                    --------
            Total short-term investments (cost
             $200)...............................   $    200
                                                    ========
            TOTAL INVESTMENT IN SECURITIES
             (COST $5.393)(B)....................   $  5,643
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $  5,643
Cash...........................................          #
Collateral for securities lending transactions
  (Note 2).....................................        435
Receivables:
  Investment securities sold...................        214
  Fund shares sold.............................         42
  Dividends and interest.......................         25
Other assets...................................         34
                                                  --------
Total assets...................................      6,393
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)...................................        435
  Investment securities purchased..............        880
  Accrued Expenses.............................          9
                                                  --------
Total liabilities..............................      1,324
                                                  --------
Net assets, at value...........................   $  5,069
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share; 300,000
  shares authorized; 513 shares outstanding........  $4,976
Accumulated undistributed net investment loss......      (3)
Accumulated net realized loss on investments.......    (156)
Unrealized appreciation of investments.............     252
                                                     ------
Net assets.........................................  $5,069
                                                     ======

Class A
  Net assets value per share ($3,241 / 328 shares
    outstanding)..................................  $ 9.89
                                                    ======
  Maximum offering price per share
    ($9.89 / 94.5%)...............................  $10.47
                                                    ======
Class B
  Net assets value per share ($437 / 44 shares
    outstanding)..................................  $ 9.85
                                                    ======
Class C
  Net assets value per share ($618 / 63 shares
    outstanding)..................................  $ 9.82
                                                    ------
  Maximum offering price per share
    ($9.82 / 99.0%)...............................  $ 9.92
                                                    ======
Class Y
  Net assets value per share ($773 / 78 shares
    outstanding)..................................  $ 9.93
                                                    ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $5,424.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD SMALL CAP GROWTH FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 97.7%
            BASIC MATERIALS -- 2.6%
     4      Alliant Techsystems, Inc. (with
             rights)(a)..........................   $    398
    19      Cabot Microelectronics Corp.(a)......        924
    96      Crompton Corp. (with rights).........      1,151
    35      Shaw Group, Inc. (with rights)(a)....      1,078
    76      Stillwater Mining Co. (with
             rights)(a)..........................      1,334
                                                    --------
                                                       4,885
                                                    --------
            CAPITAL GOODS -- 3.2%
    46      Axcelis Technologies, Inc.(a)........        658
    24      DuPont Photomasks, Inc. (with
             rights)(a)..........................        951
   152      Mattson Technology, Inc.(a)..........      1,303
   230      SpeedFam-IPEC, Inc.(a)...............        645
    63      Ultratech Stepper, Inc.(a)...........      1,083
    28      Varian Semiconductor Equipment
             Associates, Inc.(a).................      1,294
                                                    --------
                                                       5,934
                                                    --------
            CONSUMER CYCLICAL -- 15.0%
    69      AFC Enterprises, Inc.(a).............      2,310
    17      CEC Entertainment, Inc.(a)...........        786
    53      Chico's FAS, Inc.(a).................      1,903
    32      Columbia Sportswear Co.(a)...........      1,213
    57      Furniture Brands International, Inc.
             (with rights)(a)....................      2,323
    49      Genesco, Inc. (with rights)(a).......      1,365
    93      Hot Topic, Inc.(a)...................      2,089
    68      J. Jill Group, Inc.(a)...............      2,151
    19      O'Reilly Automotive, Inc.(a).........        602
    66      Owens & Minor, Inc. .................      1,366
    59      Pacific Sunwear of California,
             Inc.(a).............................      1,476
    51      PolyMedica Corp.(a)..................      1,987
    36      RARE Hospitality International,
             Inc.(a).............................      1,005
    58      Reebok International Ltd. (with
             rights)(a)..........................      1,595
   348      SONICblue, Inc.(a)...................        678
    47      Too, Inc. (with rights)(a)...........      1,411
    78      Tweeter Home Entertainment Group,
             Inc.(a).............................      1,285
    58      Ultimate Electronics, Inc.(a)........      1,671
    76      Vans, Inc.(a)........................        923
                                                    --------
                                                      28,139
                                                    --------
            CONSUMER STAPLES -- 2.1%
    32      Constellation Brands, Inc. Class
             A(a)................................      1,957
    32      Hain Celestial Group, Inc.(a)........        585
    55      Sensient Technologies Corp. .........      1,374
                                                    --------
                                                       3,916
                                                    --------
            ENERGY -- 4.8%
    70      Cabot Oil & Gas Corp. Class A (with
             rights).............................      1,767
   114      Chesapeake Energy Corp. (with
             rights)(a)..........................        970
   130      Global Power Equipment Group,
             Inc.(a).............................      1,503
    44      Patina Oil & Gas Corp. (with
             rights).............................      1,578

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            ENERGY -- (CONTINUED)
    78      Unit Corp.(a)........................   $  1,532
    79      XTO Energy, Inc. (with rights).......      1,603
                                                    --------
                                                       8,953
                                                    --------
            FINANCE -- 7.3%
    27      Arden Realty, Inc....................        771
    35      Citizens Banking Corp. (with
             rights).............................      1,149
    38      Clark/Bardes, Inc.(a)................        906
     5      Columbia Banking Systems, Inc.(a)....         59
    16      Downey Financial Corp. ..............        866
    25      FNB Corp. ...........................        768
    65      Investment Technology Group, Inc.
             (with rights)(a)....................      2,988
    50      Metris Companies, Inc................        653
    55      NetBank, Inc. (with rights)(a).......        884
    28      People's Bank........................        742
    30      Reckson Associates Realty Corp.......        737
    50      Reinsurance Group of America,
             Inc. ...............................      1,625
    63      Sky Financial Group, Inc. ...........      1,478
                                                    --------
                                                      13,626
                                                    --------
            HEALTH CARE -- 16.2%
   114      Amylin Pharmaceuticals, Inc.(a)......      1,083
    15      Cephalon, Inc.(a)....................        903
   198      Ciphergen Biosystems, Inc.(a)........      1,220
    84      Corvas International, Inc.(a)........        262
    56      Coventry Health Care, Inc. (with
             rights)(a)..........................      1,780
    63      Cubist Pharmaceuticals, Inc. (with
             rights)(a)..........................        875
    48      CV Therapeutics, Inc. (with
             rights)(a)..........................      1,378
    41      Edwards Lifesciences Corp.(a)........      1,025
    29      Gene Logic, Inc.(a)..................        457
   156      Genzyme Corp.-Genzyme Biosurgery
             Division(a).........................        859
   129      Genzyme Molecular Oncology(a)........        498
   111      Guilford Pharmaceuticals, Inc.(a)....        852
    34      ILEX Oncology, Inc. (with
             rights)(a)..........................        565
    53      ImmunoGen, Inc.(a)...................        437
   121      Incyte Genomics, Inc.(a).............        992
    48      MedCath Corp.(a).....................        868
     8      Neurocrine Biosciences, Inc.(a)......        280
    33      Neurogen Corp.(a)....................        385
    47      NPS Pharmaceuticals, Inc.(a).........      1,404
    25      Ocular Sciences, Inc.(a).............        755
    33      OSI Pharmaceuticals, Inc. (with
             rights)(a)..........................      1,065
   105      Perrigo Co.(a).......................      1,315
    60      Pharmacopeia, Inc.(a)................        698
   150      PRAECIS Pharmaceuticals, Inc. (with
             rights)(a)..........................        539
    59      Regeneron Pharmaceutical, Inc.(a)....      1,216
    25      Renal Care Group, Inc. (with
             rights)(a)..........................        877

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
    54      Respironics, Inc.(a).................   $  1,777
    60      SangStat Medical Corp.(a)............      1,410
   137      Sequenom, Inc. (with rights)(a)......        806
   280      Triangle Pharmaceuticals, Inc. (with
             rights)(a)..........................      1,369
    62      Vertex Pharmaceuticals, Inc.(a)......      1,314
    42      Viasys Healthcare, Inc. (with
             rights)(a)..........................        850
    32      ViroPharma, Inc.(a)..................        110
                                                    --------
                                                      30,224
                                                    --------
            SERVICES -- 17.6%
    90      Adelphia Communications Corp. Class
             A(a)................................        542
    47      AirGate PCS, Inc.(a).................        676
    74      Argosy Gaming Co.(a).................      2,671
    40      Beasley Broadcast Group, Inc. Class
             A(a)................................        661
    26      Black Box Corp.(a)...................      1,221
    21      Boron, LePore & Associates,
             Inc.(a).............................        251
    82      CheckFree Corp.(a)...................      1,676
    28      CSG Systems International, Inc.(a)...        747
   126      Digital River, Inc.(a)...............        621
    73      Edison Schools, Inc.(a)..............        374
    51      eFunds Corp.(a)......................        811
   108      Gartner, Inc. Class A(a).............      1,264
   222      Hollywood Media Corp.(a).............        930
   118      IDX Systems Corp.(a).................      2,045
    36      ITT Educational Services, Inc.(a)....      1,813
    26      Jacobs Engineering Group, Inc.(a)....      1,042
    18      Kronos, Inc.(a)......................        740
    14      Lee Enterprises, Inc. (with
             rights).............................        557
    18      MAXIMUS, Inc.(a).....................        564
    50      Mentor Graphics Corp. (with
             rights)(a)..........................        957
    70      Molecular Devices Corp. (with
             rights)(a)..........................      1,242
    28      Pre-Paid Legal Services, Inc.(a).....        828
    60      PRG-Schultz International, Inc.(a)...        823
    64      Radiant Systems, Inc.(a).............        706
    56      Right Management Consultants,
             Inc.(a).............................      1,490
   120      RSA Security, Inc.(a)................        731
   197      Stratos Lightwave, Inc. (with
             rights)(a)..........................        544
   123      Tellium, Inc.(a).....................        276
   232      UnitedGlobalCom, Inc. Class A(a).....      1,251
    83      Veritas DGC, Inc.(a).................      1,510
    34      Viad Corp. ..........................      1,046
    36      Waste Connections, Inc.(a)...........      1,285
    43      Watson Wyatt & Co. Holdings,
             Inc.(a).............................      1,139
                                                    --------
                                                      33,034
                                                    --------
            TECHNOLOGY -- 25.2%
   207      Aclara BioSciences, Inc. (with
             rights)(a)..........................        514
    53      Actel Corp.(a).......................      1,290
    68      Activision, Inc. (a).................      2,128
   120      Actuate Corp.(a).....................        676
    67      Aeroflex, Inc. (with rights)(a)......        941
    73      Agile Software Corp. (with
             rights)(a)..........................        666

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            TECHNOLOGY -- (CONTINUED)
   294      Akamai Technologies, Inc.(a).........   $    674
    22      Beckman Coulter, Inc. (with
             rights).............................      1,075
    20      Benchmark Electronics, Inc. (with
             rights)(a)..........................        623
    46      C&D Technologies, Inc. (with
             rights).............................      1,060
    98      Cirrus Logic, Inc.(a)................      1,188
    50      Credence Systems Corp.(a)............      1,012
    32      Cymer, Inc.(a).......................      1,508
    63      Documentum, Inc.(a)..................      1,225
    69      Electronics for Imaging, Inc.(a).....      1,239
   113      Extreme Networks, Inc. (with
             rights)(a)..........................      1,018
    57      FileNET Corp.(a).....................        976
    83      General Cable Corp. .................        951
    50      Harmonic, Inc.(a)....................        407
    34      Helix Technology Corp. ..............        934
    52      IDT Corp.(a).........................      1,042
    52      IDT Corp. Class B(a).................        912
    36      Intrado, Inc.(a).....................        669
    76      Macromedia, Inc. (with rights)(a)....      1,693
   184      Manufacturers' Services Ltd.(a)......        990
   217      Maxtor Corp.(a)......................      1,505
    46      Measurement Specialties,
             Inc.(a)(f)..........................         97
   100      MIPS Technologies, Inc. Class A(a)...        611
   329      MRV Communications, Inc.(a)..........        671
   300      Palm, Inc. (with rights)(a)..........        952
    88      Peregrine Systems, Inc.(a)...........        606
    55      Powerwave Technologies, Inc. (with
             rights)(a)..........................        661
   165      Quovadx, Inc.(a).....................      1,369
    47      REMEC, Inc. (with rights)(a).........        374
    26      Roper Industries, Inc................      1,196
    42      SanDisk Corp.(a).....................        679
    35      SkillSoft Corp.(a)...................        665
   313      Sycamore Networks, Inc.(a)...........      1,057
    58      Tekelec(a)...........................        618
   155      TeleCommunication Systems, Inc. Class
             A(a)................................        442
    54      Therma-Wave, Inc.(a).................        771
    75      Transaction Systems Architects,
             Inc.(a).............................        871
   109      Trizetto Group, Inc. (with
             rights)(a)..........................      1,281
   131      US Unwired, Inc. Class A(a)..........        837
    61      Varian, Inc. (with rights)(a)........      2,068
    55      Veeco Instruments, Inc.(a)...........      1,642
    49      Verity, Inc.(a)......................        659
   164      Vignette Corp.(a)....................        422
   307      Visual Networks, Inc.(a).............        403
   219      Western Digital Corp. (with
             rights)(a)..........................      1,356
                                                    --------
                                                      47,224
                                                    --------
            TRANSPORTATION -- 3.7%
   104      Atlantic Coast Airlines Holdings,
             Inc. (with rights)(a)...............      2,264
     8      ExpressJet Holdings, Inc.(a).........        115

 THE HARTFORD SMALL CAP GROWTH FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
    38      Kansas City Southern(a)..............   $    603
    13      Landstar System, Inc.(a).............      1,253
    17      Polaris Industries, Inc. (with
             rights).............................      1,257
    18      USFreightways Corp. .................        619
    43      Werner Enterprises, Inc. ............        765
                                                    --------
                                                       6,876
                                                    --------
            Total common stock (cost $182,731)...   $182,811
                                                    ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.0%
            FINANCE -- 2.0%
 $3,433     Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $  3,433
      5     U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current rate --
             1.56%...............................          5
    300     U.S. Treasury Bill, 1.71%,
             7-11-2002(e)........................        299
                                                    --------
                                                       3,737
                                                    --------
            Total short-term investments
             (cost $3,737).......................   $  3,737
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $186,468)(B)..................   $186,548
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $186,548
Cash...........................................        121
Receivables:
  Investment securities sold...................      1,875
  Fund shares sold.............................        115
  Dividends and interest.......................         25
Other assets...................................         11
                                                  --------
Total assets...................................    188,695
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............   $  1,246
  Fund shares redeemed.........................         34
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        161
  Accrued Expenses.............................         47
                                                  --------
Total liabilities..............................      1,488
                                                  --------
Net assets, at value...........................   $187,207
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000 shares authorized; 8,832 shares
  outstanding..................................   $256,982
Accumulated undistributed net investment
  loss.........................................     (1,232)
Accumulated net realized loss on investments...    (68,734)
Unrealized appreciation of investments.........        191
                                                  --------
Net assets.....................................   $187,207
                                                  ========

Class A
  Net assets value per share ($1,715 / 79 shares
    outstanding)..................................  $21.69
                                                    ======
  Maximum offering price per share
    ($21.69 / 94.5%)..............................  $22.95
                                                    ======
Class B
  Net assets value per share ($487 / 24 shares
    outstanding)..................................  $20.07
                                                    ======
Class C
  Net assets value per share ($532 / 27 shares
    outstanding)..................................  $20.07
                                                    ======
  Maximum offering price per share
    ($20.07 / 99.0%)..............................  $20.27
                                                    ======
Class H
  Net assets value per share ($25,565 / 1,272
    shares outstanding)...........................  $20.10
                                                    ======
Class L
  Net assets value per share ($131,304 / 6,055
    shares outstanding)...........................  $21.69
                                                    ======
  Maximum offering price per share
    ($21.69 / 95.25%).............................  $22.77
                                                    ======
Class M
  Net assets value per share ($20,518 / 1,022
    shares outstanding)...........................  $20.07
                                                    ======

Class N
  Net assets value per share ($7,085 / 353 shares
    outstanding)..................................  $20.09
                                                    ======
Class Y
  Net assets value per share ($1 / # shares
    outstanding)..................................  $21.70
                                                    ======

(a)  Presently not paying dividend income.
(b) At April 30, 2002, the cost of securities for federal income tax purposes is $186,868.
(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
(e)  Security pledged as initial margin deposit for 10 open Russell 2000
     Index June 2002 Futures contracts. As of April 30, 2002, these contracts had a value of $2,566 with unrealized appreciation of $111.
(f) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security at April 30, 2002, was $97, which represents .05% of total net assets.
 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD SMALL COMPANY FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 92.8%
            BASIC MATERIALS -- 5.6%
      23    Alliant Techsystems, Inc. (with
             rights)(a)..........................   $  2,524
     235    Crompton Corp. (with rights).........      2,836
      79    Mobile Mini, Inc. (with rights)(a)...      2,591
     230    PolyOne Corp. .......................      2,793
     226    Serologicals Corp.(a)................      4,635
                                                    --------
                                                      15,379
                                                    --------
            CAPITAL GOODS -- 4.6%
     137    Entegris, Inc.(a)....................      2,164
      85    Flowserve Corp.(a)...................      2,946
     101    Multimedia Games, Inc.(a)............      2,842
      50    Rudolph Technologies, Inc.(a)........      1,529
     206    Scientific Games Corp.(a)............      2,058
      64    Ultratech Stepper, Inc.(a)...........      1,098
                                                    --------
                                                      12,637
                                                    --------
            CONSUMER CYCLICAL -- 15.0%
      62    A.C. Moore Arts & Crafts, Inc.(a)....      2,851
      82    AFC Enterprises, Inc.(a).............      2,752
      47    Barnes & Noble, Inc.(a)..............      1,418
     145    Dillard's, Inc. Class A (with
             rights).............................      3,556
     120    Freemarkets, Inc.(a).................      2,128
     675    Game Group plc.......................      1,377
     139    GameStop Corp.(a)....................      2,647
     116    Granite Construction, Inc. ..........      2,682
     111    Hughes Supply, Inc. (with rights)....      4,620
     199    Ingram Micro, Inc. Class A(a)........      2,960
      64    Navistar International Corp. ........      2,543
     120    O'Reilly Automotive, Inc.(a).........      3,886
     495    OfficeMax, Inc. (with rights)(a).....      3,107
     118    United Stationers, Inc.(a)...........      4,588
                                                    --------
                                                      41,115
                                                    --------
            CONSUMER STAPLES -- 4.5%
     186    Bunge Ltd. ..........................      4,115
      57    Constellation Brands, Inc. Class
             A(a)................................      3,442
     610    Swedish Match AB.....................      4,811
                                                    --------
                                                      12,368
                                                    --------
            ENERGY -- 4.7%
     373    Chesapeake Energy Corp. (with
             rights)(a)..........................      3,191
      68    Helmerich & Payne, Inc. .............      2,819
      93    Patina Oil & Gas Corp. (with
             rights).............................      3,365
     174    XTO Energy, Inc. (with rights).......      3,543
                                                    --------
                                                      12,918
                                                    --------
            FINANCE -- 6.5%
      81    AMERIGROUP Corp.(a)..................      2,469
     103    Arch Capital Group Ltd.(a)...........      2,994
      11    Federal Agricultural Mortgage
             Corp.(a)............................        430
      87    Federated Investors, Inc. Class B....      2,786
     302    HealthExtras, Inc.(a)................      1,391
     155    Hollywood Entertainment Corp.(a).....      3,189

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            FINANCE -- (CONTINUED)
      44    Investment Technology Group, Inc.
             (with rights)(a)....................   $  2,018
     104    Van der Moolen Holding N.V. .........      2,348
                                                    --------
                                                      17,625
                                                    --------
            HEALTH CARE -- 11.1%
      95    Abgenix, Inc. (with rights)(a).......      1,342
      77    AmSurg Corp. (with rights)(a)........      2,240
     155    Armor Holdings, Inc.(a)..............      3,937
     133    ArQule, Inc.(a)......................      1,264
     148    Array BioPharma, Inc. (with
             rights)(a)..........................      1,451
      32    Cooper Companies, Inc. ..............      1,675
      75    Coventry Health Care, Inc. (with
             rights)(a)..........................      2,372
      54    CV Therapeutics, Inc. (with
             rights)(a)..........................      1,574
      94    ImmunoGen, Inc.(a)...................        778
      56    NPS Pharmaceuticals, Inc.(a).........      1,655
     153    Option Care, Inc.(a).................      2,869
     136    SangStat Medical Corp.(a)............      3,157
     115    Triad Hospitals, Inc.(a).............      4,813
      60    Vertex Pharmaceuticals, Inc.(a)......      1,272
                                                    --------
                                                      30,399
                                                    --------
            SERVICES -- 12.1%
     180    AMC Entertainment, Inc.(a)...........      2,604
      84    Argosy Gaming Co.(a).................      3,042
     156    Cablevision Systems Corp. -- Rainbow
             Media Group(a)......................      3,440
      89    Fairmont Hotels & Resorts, Inc. .....      2,549
      94    G & K Services, Inc. (with rights)...      3,883
     218    Gartner, Inc. Class B................      2,546
      90    Iron Mountain, Inc.(a)...............      2,786
     186    Moore Corp. Ltd.(a)..................      2,576
     157    Six Flags, Inc.(a)...................      2,869
       #    Station Casinos, Inc.(a).............          9
      77    Ticketmaster Class B(a)..............      1,815
     101    Titan Corp. (with rights)(a).........      2,306
     133    ValueVision International, Inc. Class
             A(a)................................      2,511
                                                    --------
                                                      32,936
                                                    --------
            TECHNOLOGY -- 20.2%
     700    Acclaim Entertainment Inc.,(e).......      3,375
     331    Acclaim Entertainment, Inc. (with
             rights)(a)..........................      1,772
     495    Actuate Corp.(a).....................      2,798
      25    Analogic Corp. ......................      1,251
     126    Arrow Electronics, Inc.(a)...........      3,332
     254    ASE Test Ltd. ADR....................      3,469
      85    ASM International N.V.(a)............      1,948
      70    ATMI, Inc. (with rights)(a)..........      2,123
      62    Beckman Coulter, Inc. (with
             rights).............................      2,956
     185    Borland Software Corp. (with
             rights)(a)..........................      2,020
      92    DENTSPLY International, Inc. ........      3,646
     110    Fairchild Semiconductor Corp. Class
             A(a)................................      2,958

 THE HARTFORD SMALL COMPANY FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     106    Harman International Industries, Inc.
             (with rights).......................   $  6,259
     112    Hyperion Solutions Corp.(a)..........      2,625
      68    Logitech International S.A.(a).......      3,151
     108    Macromedia, Inc. (with rights)(a)....      2,413
     184    OraSure Technologies, Inc. (with
             rights)(a)..........................      1,350
     228    Pericom Semiconductor Corp.(a).......      3,251
     138    RMH Teleservices, Inc.(a)............      1,760
     580    Siliconware Precision Industries Co.
             ADR(a)..............................      2,760
                                                    --------
                                                      55,217
                                                    --------
            TRANSPORTATION -- 8.5%
     103    Airborne, Inc. ......................      2,128
     161    Brunswick Corp. (with rights)........      4,532
     103    CNF, Inc. ...........................      3,245
     194    EGL, Inc.(a).........................      3,328
     194    Frontier Airlines, Inc.(a)...........      2,992
       2    JetBlue Airways Corp.(a).............         80
      79    Ryanair Holdings plc ADR(a)..........      2,450
      78    SkyWest, Inc. .......................      1,780
     104    Yellow Corp.(a)......................      2,790
                                                    --------
                                                      23,325
                                                    --------
            Total common stock (cost $238,505)...   $253,919
                                                    ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 7.1%
            FINANCE -- 7.1%
 $19,365    Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f)...........   $ 19,365
                                                    --------
            Total short-term investments (cost
             $19,365)............................   $ 19,365
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $257,870)(B)........................   $273,284
                                                    ========

                                                   MARKET
                                                   VALUE
                                                  --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $273,284
Receivables:
  Investment securities sold...................      1,551
  Fund shares sold.............................        756
  Dividends and interest.......................        167
Other assets...................................         80
                                                  --------
Total assets...................................    275,838
                                                  --------

LIABILITIES
Payables:
  Investment securities purchased..............   $  1,956
  Fund shares redeemed.........................        160
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        217
  Accrued Expenses.............................          9
                                                  --------
Total liabilities..............................      2,342
                                                  --------
Net assets, at value...........................   $273,496
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 20,486 shares
  outstanding..................................   $348,969
Accumulated undistributed net investment
  loss.........................................     (1,629)
Accumulated net realized loss on investments...    (89,258)
Unrealized appreciation of investments.........     15,414
                                                  --------
Net assets.....................................   $273,496
                                                  ========

Class A
  Net assets value per share ($139,329 / 10,251
    shares outstanding)...........................  $13.59
                                                    ======
  Maximum offering price per share
    ($13.59 / 94.5%)..............................  $14.38
                                                    ======
Class B
  Net assets value per share ($60,048 / 4,620
    shares outstanding)...........................  $13.00
                                                    ======
Class C
  Net assets value per share ($59,604 / 4,580
    shares outstanding)...........................  $13.01
                                                    ======
  Maximum offering price per share
    ($13.01 / 99.0%)..............................  $13.14
                                                    ======
Class Y
  Net assets value per share ($14,515 / 1,035
    shares outstanding)...........................  $14.02
                                                    ======

(a)  Presently not paying dividend income.
(b) At April 30, 2002, the cost of securities for federal income tax purposes is $263,166.
(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.03% of total net assets as of April 30, 2002.
(e) Restricted securities held (excluding 144A). These investments have been identified by portfolio management as illiquid securities:

     PERIOD ACQUIRED  SHARES         SECURITY         COST BASIS
     ---------------  ------   ---------------------  ----------
          2001         700     Acclaim                  $2,390
                               Entertainment, Inc.

     The value of this security at April 30, 2002, is $3,375 which represents 1.23% of net assets.
 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 96.2%
            AUSTRALIA -- 1.0%
     8      Woolworths Ltd. (Consumer
             Cyclical)...........................   $     59
                                                    --------
            BRAZIL -- 2.0%
     3      Aracruz Celulose S.A. ADR (Basic
             Materials)..........................         70
     2      Petroleo Brasileiro S.A. ADR
             (Consumer Cyclical).................         47
                                                    --------
                                                         117
                                                    --------
            CANADA -- 2.4%
     6      Bombardier, Inc. (Capital Goods).....         52
     2      Canadian National Railway Co.
             (Transportation)....................         91
                                                    --------
                                                         143
                                                    --------
            FINLAND -- 1.2%
     4      Nokia Oyj (Technology)...............         70
                                                    --------
            FRANCE -- 19.5%
     3      Air France (Transportation)..........         60
     6      Alstom (Capital Goods)...............         79
     2      Altran Technologies S.A. (Consumer
             Cyclical)...........................        125
     3      BNP Paribas S.A. (Finance)...........        136
     1      Club Mediterranee S.A.(a)
             (Services)..........................         57
     2      Essilor International S.A. (Basic
             Materials)..........................         94
     1      PSA Peugeot Citroen S.A. (Consumer
             Cyclical)...........................         60
     2      Publicis Groupe (Services)...........         76
     1      Rodriguez Group (Transportation).....         54
     3      Societe Television Francaise 1
             (Services)..........................         91
     1      Thales S.A. (Capital Goods)..........         42
     1      TotalFinaElf S.A. (Energy)...........        136
     1      Union du Credit-Bail Immobilier
             (Finance)...........................         65
    18      Wanadoo(a) (Technology)..............         95
                                                    --------
                                                       1,170
                                                    --------
            GERMANY -- 5.0%
     1      Adidas-Salomon AG (Consumer
             Cyclical)...........................         82
     3      Bayerische Hypo-und Vereinsbank AG
             (Finance)...........................        109
     #      Porsche AG (Consumer Cyclical).......         44
     1      Schering AG (Health Care)............         67
                                                    --------
                                                         302
                                                    --------
            HONG KONG -- 3.9%
    52      CNOOC Ltd. (Energy)..................         69
    19      Johnson Electric Holdings Ltd.
             (Technology)........................         28
   118      Legend Holdings Ltd. (Technology)....         48
    10      Sun Hung Kai Properties Ltd.
             (Consumer Cyclical).................         87
                                                    --------
                                                         232
                                                    --------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            INDONESIA -- 0.6%
    90      PT Ramayana Lestari Sentosa Tbk
             (Consumer Cyclical).................   $     35
                                                    --------
            IRELAND -- 2.2%
     2      Elan Corp. plc ADR(a) (Health
             Care)...............................         22
     4      Ryanair Holdings plc ADR(a)
             (Transportation)....................        112
                                                    --------
                                                         134
                                                    --------
            ITALY -- 5.7%
    42      Banca Monte dei Paschi di Siena
             S.p.A. (Finance)....................        137
     7      Benetton Group S.p.A. (Consumer
             Cyclical)...........................        104
    12      Mediaset S.p.A. (Services)...........        102
                                                    --------
                                                         343
                                                    --------
            JAPAN -- 10.7%
     7      Fujitsu Ltd. (Technology)............         56
     1      Ito-Yokado Co. Ltd. (Consumer
             Cyclical)...........................         49
     3      Matsushita Electric Industrial Co.
             Ltd. (Technology)...................         40
    25      Nikko Cordial Corp. (Finance)........        113
    16      Nissan Motor Co. Ltd. (Consumer
             Cyclical)...........................        123
    19      Seiyu Ltd.(a) (Consumer Cyclical)....         87
     #      SKY Perfect Communications, Inc.(a)
             (Technology)........................         32
     1      Sony Corp. (Technology)..............         59
     1      Trend Micro, Inc.(a) (Technology)....         27
     4      Ushio, Inc. (Technology).............         54
                                                    --------
                                                         640
                                                    --------
            KOREA (REPUBLIC OF) -- 1.0%
     2      Hyundai Motor Co. Ltd. (Consumer
             Cyclical)...........................         60
                                                    --------
            LUXEMBOURGH -- 1.2%
     5      Arcelor(a) (Basic Materials).........         70
                                                    --------
            MEXICO -- 0.7%
    42      Grupo Financiero BBVA Bancomer S.A.
             de C.V.(a) (Finance)................         42
                                                    --------
            NETHERLANDS -- 1.5%
     1      Gucci Group N.V. (Consumer
             Cyclical)...........................         87
                                                    --------
            NORWAY -- 2.5%
    12      Tandberg ASA(a) (Technology).........        150
                                                    --------
            RUSSIA -- 3.1%
     3      Mining and Metallurgical Co. Norilsk
             Nickel(a) (Basic Materials).........         68
     3      Surgutneftegaz ADR (Energy)..........         59
     #      YUKOS ADR (Energy)...................         59
                                                    --------
                                                         186
                                                    --------

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

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
                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            SOUTH KOREA -- 2.2%
     1      Samsung Electronics Co. Ltd. GDR(e)
             (Technology)........................   $    133
                                                    --------
            SPAIN -- 1.3%
     8      Promotora de Informaciones S.A.
             (Prisa) (Services)..................         80
                                                    --------
            SWEDEN -- 1.8%
     3      SKF AB Class B (Consumer Cyclical)...         77
     4      Swedish Match AB (Consumer Staples)..         33
                                                    --------
                                                         110
                                                    --------
            SWITZERLAND -- 4.6%
     1      Credit Suisse Group (Finance)........         24
     2      Logitech International S.A.(a)
             (Technology)........................        106
     1      Roche Holding AG (Health Care).......         69
     #      Serono S.A. Class B (Health Care)....         76
                                                    --------
                                                         275
                                                    --------
            UNITED KINGDOM -- 22.1%
     4      Amersham International plc (Health
             Care)...............................         42
     3      AstraZeneca plc (Health Care)........        127
     9      BAE Systems plc (Capital Goods)......         44
     5      BP plc (Energy)......................         44
    42      British Airways plc
             (Transportation)....................        146
    17      Capita Group plc (Services)..........         96
    17      Invensys plc (Capital Goods).........         26
    24      Marks & Spencer Group plc (Consumer
             Cyclical)...........................        141
    23      P & O Princess Cruises plc (Consumer
             Cyclical)...........................        156
     3      Pearson plc (Services)...............         40
    14      Rentokil Initial plc (Services)......         56
     5      Royal Bank of Scotland Group plc
             (Finance)...........................        138
    16      Scottish & Newcastle plc (Consumer
             Staples)............................        149
     5      Shire Pharmaceuticals Group PLC
             (Health Care).......................         40
    49      Vodafone Group plc (Technology)......         79
                                                    --------
                                                       1,324
                                                    --------
            Total common stock (Cost $5,400).....   $  5,762
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.3%
  $ 76      Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Finance) (Notes 2f)
             (cost $76)..........................   $     76
                                                    --------
            TOTAL INVESTMENT IN SECURITIES (COST
              $5,476)(B).........................   $  5,838
                                                    ========




STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value..............   $5,838
Cash.............................................        1
Receivables:
  Investment securities sold.....................      192
  Fund shares sold...............................       98
  Dividends and interest.........................       20
Other assets.....................................       25
                                                    ------
Total assets.....................................    6,174
                                                    ------
LIABILITIES
Payables:
  Investment securities purchased................   $  181
Accrued Expenses.................................        1
                                                    ------
Total liabilities................................      182
                                                    ------
Net assets, at value.............................   $5,992
                                                    ======


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 702 shares
  outstanding....................................   $6,376
Accumulated undistributed net investment loss....       (8)
Accumulated net realized loss on investments and
  foreign currency transactions..................     (737)
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign currency....      361
                                                    ------
Net assets.......................................   $5,992
                                                    ======

Class A
  Net assets value per share ($4,363 / 511 shares
    outstanding)...................................  $ 8.55
                                                     ======
  Maximum offering price per share
    ($8.55 / 94.5%)................................  $ 9.05
                                                     ======
Class B
  Net assets value per share ($690 / 81 shares
    outstanding)...................................  $ 8.49
                                                     ======
Class C
  Net assets value per share ($681 / 80 shares
    outstanding)...................................  $ 8.50
                                                     ======
  Maximum offering price per share
    ($8.50 / 99.0%)................................  $ 8.59
                                                     ======
Class Y
  Net assets value per share ($258 / 30 shares
    outstanding)...................................  $ 8.59
                                                     ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes was $5,596.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(e) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security at April 30, 2002, was $133, which represents 2.22% of total net assets.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2002

                                                                     CONTRACT            DELIVERY             APPRECIATION
                                             MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
                DESCRIPTION                  ------------            --------            --------            --------------
                -----------
Japanese Yen (Buy)                               $68                   $68               05/01/2002             $    --
Japanese Yen (Buy)                                28                    28               05/02/2002                  --
British Pounds (Sell)                             28                    28               05/02/2002                  --
British Pounds (Buy)                              61                    61               05/03/2002                  --
Euro (Sell)                                       19                    19               05/03/2002                  --
Euro (Buy)                                        24                    24               05/06/2002                  --
                                                                                                                -------
                                                                                                                $    --
                                                                                                                =======

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD CAPITAL APPRECIATION FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCK -- 89.2%
            BASIC MATERIALS -- 7.8%
     791    3M Co. ............................   $   99,508
   1,500    AK Steel Holding Corp. ............       18,387
   1,000    Engelhard Corp. (with rights)......       30,420
   2,321    Gold Fields Ltd. ADR...............       28,084
   5,563    Imperial Chemical Industries plc...       25,821
     859    Imperial Chemical Industries plc
             ADR...............................       16,403
   1,000    Newmont Mining Corp. (Holding Co.)
             (with rights).....................       28,510
     600    Precision Castparts Corp. .........       21,222
     300    Rohm & Haas Co. (with rights)......       11,133
   2,408    Smurfit-Stone Container Corp.(a)...       39,099
                                                  ----------
                                                     318,587
                                                  ----------
            CAPITAL GOODS -- 10.4%
   2,096    AGCO Corp.(a)......................       47,626
   2,213    Callaway Golf Co. .................       38,945
     627    Cummins, Inc. .....................       26,666
   1,063    Deere & Co. (with rights)..........       47,567
   1,599    Empresa Brasileira de Aeronautica
             S.A. ADR .........................       36,824
   1,900    Joy Global, Inc.(a)................       30,590
   1,500    Northrop Grumman Corp. (with
             rights)...........................      180,990
     170    Optical Switch Private
             Placement(e)......................        1,938
   1,205    Sensable Technology, Inc. Private
             Placement(e)......................        4,000
   1,030    Xerox Corp. (with rights)(a).......        9,119
                                                  ----------
                                                     424,265
                                                  ----------
            CONSUMER CYCLICAL -- 12.7%
     584    Advance Auto Parts, Inc.(a)........       34,596
   1,524    Borders Group, Inc.(a).............       35,520
     850    Cheesecake Factory, Inc. (with
             rights)(a)........................       35,385
     750    Chicago Bridge & Iron Co. N.V. ....       22,125
   1,094    Circuit City Stores, Inc. -- CarMax
             Group(a)..........................       32,288
   1,700    Delphi Corp. ......................       26,435
   1,500    Dollar General Corp. (with
             rights)...........................       23,625
   2,753    Foster Wheeler Ltd.(a).............        4,240
   2,000    Freemarkets, Inc.(a)...............       35,520
     925    Navistar International Corp. ......       36,908
     841    Neiman Marcus Group, Inc. Class
             A(a)..............................       30,774
   1,000    Newell Rubbermaid, Inc. (with
             rights)...........................       31,400
   1,168    Pathmark Stores, Inc.(a)...........       26,042
   1,131    Petroleo Brasileiro S.A. ADR.......       27,823
   3,035    PetsMart, Inc.(a)..................       45,583
     589    Staples, Inc.(a)...................       11,758
     537    Target Corp. (with rights).........       23,423
   1,300    Toyota Motor Corp. ................       35,436
                                                  ----------
                                                     518,881
                                                  ----------
            CONSUMER STAPLES -- 5.4%
   2,718    Archer-Daniels-Midland Co. ........       36,072
   1,200    Bunge Ltd. ........................       26,544
   2,225    Coca-Cola Enterprises, Inc. .......       43,655

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
            CONSUMER STAPLES -- (CONTINUED)
   1,200    Dean Foods Co.(a)..................   $   44,424
   1,300    Philip Morris Companies, Inc. .....       70,759
                                                  ----------
                                                     221,454
                                                  ----------
            ENERGY -- 6.0%
   2,000    Halliburton Co. (with rights)......       33,980
   2,057    Newpark Resources, Inc.(a).........       17,216
      19    OAO LUKoil Holdings................        1,392
   6,200    Sasol Ltd. ADR.....................       67,636
   1,314    Valero Energy Corp. ...............       56,725
     600    XTO Energy, Inc. (with rights).....       12,240
     380    YUKOS ADR..........................       55,807
                                                  ----------
                                                     244,996
                                                  ----------
            FINANCE -- 13.5%
   2,500    ACE Ltd. ADR (with rights).........      108,800
     291    Ambac Financial Group, Inc. .......       18,305
     557    American International Group,
             Inc. .............................       38,469
     650    Bank of America Corp. .............       47,112
   1,050    Citigroup, Inc. ...................       45,465
   2,000    Converium Holding AG ADR(a)........       54,800
   1,200    Credit Suisse Group................       42,775
     600    Golden West Financial Corp. .......       41,034
     700    MBIA, Inc. ........................       37,751
     755    Merrill Lynch & Co., Inc. .........       31,656
   1,054    Metris Companies, Inc. ............       13,739
     290    United Rentals, Inc. (with
             rights)(a)........................        7,403
   1,796    Washington Mutual, Inc. (with
             rights)...........................       67,770
                                                  ----------
                                                     555,079
                                                  ----------
            HEALTH CARE -- 12.4%
      82    Abbott Laboratories (with
             rights)...........................        4,413
     850    Becton, Dickinson & Co. (with
             rights)...........................       31,594
     900    Bright Horizons Family Solutions,
             Inc.(a)...........................       26,973
   1,000    Cubist Pharmaceuticals, Inc. (with
             rights)(a)........................       13,980
   1,498    Elan Corp. plc ADR(a)..............       17,800
     547    Genentech, Inc.(a).................       19,408
   2,000    Incyte Genomics, Inc.(a)...........       16,420
     600    Lilly (Eli) & Co. (with rights)....       39,630
   2,287    McKesson Corp. ....................       92,360
     550    NPS Pharmaceuticals, Inc.(a).......       16,396
   1,500    Pharmacia Corp. (with rights)......       61,845
   1,000    Quintiles Transnational Corp. (with
             rights)(a)........................       14,200
   1,000    Regeneron Pharmaceutical,
             Inc.(a)...........................       20,650
     786    Ribapharm, Inc.(a).................        8,091
   1,200    Schering-Plough Corp. (with
             rights)...........................       32,760
     605    Teva Pharmaceutical Industries Ltd.
             ADR...............................       33,908
     900    Variagenics, Inc.(a)...............        1,665
   1,049    Vertex Pharmaceuticals, Inc.(a)....       22,312
   1,378    Watson Pharmaceuticals, Inc.(a)....       33,896
                                                  ----------
                                                     508,301
                                                  ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------


     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCK -- (CONTINUED)
            SERVICES -- 6.1%
   2,200    Adelphia Communications Corp. Class
             A(a)..............................   $   13,244
   2,875    AOL Time Warner, Inc. (with
             rights)(a)........................       54,690
      48    Avant! Corp.(a)....................          796
     750    Bally Total Fitness Holding
             Corp.(a)..........................       16,388
   1,550    Comcast Corp. Special Class A(a)...       41,463
   1,000    First Health Group Corp. (with
             rights)(a)........................       29,000
   3,400    i2 Technologies, Inc. (with
             rights)(a)........................       10,710
   1,459    Liberty Media Corp. Class A(a).....       15,613
     550    Manpower, Inc. ....................       22,138
     918    Molecular Devices Corp. (with
             rights)(a)........................       16,393
   1,110    Waste Management, Inc. ............       29,237
                                                  ----------
                                                     249,672
                                                  ----------
            TECHNOLOGY -- 12.9%
     750    Agere Systems, Inc. Class A(a).....        3,180
   2,300    Agile Software Corp. (with
             rights)(a)........................       21,068
     950    ASML Holding N.V.(a)...............       21,213
   2,850    AT&T Corp. ........................       37,392
   1,700    Borland Software Corp. (with
             rights)(a)........................       18,530
     123    Cognex Corp.(a)....................        3,025
   1,003    Harris Corp. ......................       36,319
  13,100    Interland, Inc.(a)(e)..............       21,788
     468    Logitech International S.A.(a).....       21,787
     581    Oracle Corp. (with rights)(a)......        5,831
   1,535    Pegasystems, Inc.(a)...............       12,682
   1,560    Peregrine Systems, Inc.(a).........       10,683
     916    Qwest Communications International,
             Inc. .............................        4,607
   1,000    Rational Software Corp.(a).........       14,570
     131    Samsung Electronics................       38,697
   1,000    Sanmina-SCI Corp. (with
             rights)(a)........................       10,400
   5,000    Solectron Corp. (with rights)(a)...       36,500
  13,000    Taiwan Semiconductor Manufacturing
             Co. Ltd.(a).......................       32,766
     893    Thermo Electron Corp. (with
             rights)(a)........................       16,878
   2,018    Time Warner Telecom, Inc. Class
             A(a)..............................        7,607
   2,264    Tyco International Ltd. (with
             rights)...........................       41,763
   2,402    UTStarcom, Inc.(a).................       58,849
   1,300    VeriSign, Inc.(a)..................       12,025
   3,500    Western Digital Corp. (with
             rights)(a)........................       21,665
   7,650    WorldCom, Inc. -- WorldCom Group
             (with rights)(a)..................       18,964
                                                  ----------
                                                     528,789
                                                  ----------
            TRANSPORTATION -- 0.8%
   1,300    AirTran Holdings, Inc.(a)..........        7,267
     934    Brunswick Corp. (with rights)......       26,318
                                                  ----------
                                                      33,585
                                                  ----------

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
            UTILITIES -- 1.2%
   1,915    Calpine Corp. (with rights)(a).....   $   21,068
   1,500    CMS Energy Corp. ..................       29,040
                                                  ----------
                                                      50,108
                                                  ----------
            Total common stock (cost
             $3,765,832).......................   $3,653,717
                                                  ==========
PREFERRED STOCKS -- 0.7%
            ENERGY -- 0.7%
   1,300    Petroleo Brasileiro S.A. ADR.......       30,420
                                                  ----------
            Total preferred stocks (cost
             $30,036)..........................   $   30,420
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 8.9%
            FINANCE -- 8.9%
$365,011    Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f).........   $  365,011
                                                  ----------
            Total short-term investments (cost
             $365,011).........................   $  365,011
                                                  ==========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $4,160,879)(B)..............   $4,049,148
                                                  ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...........   $4,049,148
Cash..........................................          181
Collateral for securities lending transactions
  (Note 2)....................................      282,619
Receivables:
  Investment securities sold..................       41,706
  Fund shares sold............................       19,837
  Dividends and interest......................        2,273
Other assets..................................          820
                                                 ----------
Total assets..................................    4,396,584
                                                 ----------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)..................................      282,619
  Investment securities purchased.............       12,499
  Fund shares redeemed........................        3,210
  Payable for distribution, investment
    advisory and management fees (Note 3).....        2,745
  Accrued Expenses............................          143
Other liabilities.............................          737
                                                 ----------
Total liabilities.............................      301,953
                                                 ----------
Net assets, at value..........................   $4,094,631
                                                 ==========

 THE HARTFORD CAPITAL APPRECIATION FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 171,416 shares
  outstanding.................................   $4,509,869
Accumulated undistributed net investment
  loss........................................      (23,705)
Accumulated net realized loss on investments
  and foreign currency transactions...........     (279,069)
Unrealized depreciation of investments in
  securities and the translations of assets
  and liabilities denominated in foreign
  currency....................................     (112,464)
                                                 ----------
Net assets....................................   $4,094,631
                                                 ==========

Class A
  Net assets value per share ($2,067,480 / 84,497
    shares outstanding)..........................   $24.47
                                                    ======
  Maximum offering price per share
    ($24.47 / 94.5%).............................   $25.89
                                                    ======
Class B
  Net assets value per share ($1,091,235 / 46,808
    shares outstanding)..........................   $23.31
                                                    ======
Class C
  Net assets value per share ($917,202 / 39,371
    shares outstanding)..........................   $23.30
                                                    ======
  Maximum offering price per share
    ($23.30 / 99.0%).............................   $23.54
                                                    ======
Class Y
  Net assets value per share ($18,714 / 740
    shares outstanding)..........................   $25.29
                                                    ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $4,180,106.

(c) See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.61% of total net assets as of April 30, 2002.

(e) Restricted securities held (excluding 144A). These investments have been identified by portfolio management as illiquid securities:

   PERIOD ACQUIRED  SHARES          SECURITY         COST BASIS
   ---------------  ------   ----------------------  ----------
        2002        13,100   Interland, Inc.          $16,375
        2000           170   Optical Switch Private
                             Placement                $ 7,750
        2000         1,205   Sensable Technology,
                             Inc. Private Placement   $ 4,000

    The aggregate of these securities at April 30, 2002, is $27,726 which represents 0.68% of net assets.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD GROWTH OPPORTUNITIES FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 100.4%
            BASIC MATERIALS -- 5.5%
     60     Alliant Techsystems, Inc.(a).........   $  6,419
    275     Cambrex Corp. .......................     11,308
    266     Masco Corp. (with rights)............      7,489
    300     Pentair, Inc. .......................     14,548
                                                    --------
                                                      39,764
                                                    --------
            CAPITAL GOODS -- 5.4%
     72     American Standard Companies,
             Inc.(a).............................      5,348
    168     Lam Research Corp.(a)................      4,308
    150     Northrop Grumman Corp. (with
             rights).............................     18,063
    108     Teradyne, Inc. (with rights)(a)......      3,572
    332     Terex Corp.(a).......................      8,327
                                                    --------
                                                      39,618
                                                    --------
            CONSUMER CYCLICAL -- 13.1%
    236     Abercrombie & Fitch Co. Class A (with
             rights)(a)..........................      7,092
    476     Adaptec, Inc.(a).....................      7,005
    327     AnnTaylor Stores Corp. (with
             rights)(a)..........................     14,210
    308     Electronics Boutique Holdings
             Corp.(a)............................      8,771
    450     Foot Locker, Inc.(a).................      7,089
    282     Freemarkets, Inc.(a).................      5,001
    383     GameStop Corp.(a)....................      7,298
    132     Newell Rubbermaid, Inc. (with
             rights).............................      4,142
  1,128     Staples, Inc.(a).....................     22,534
    158     Starbucks Corp.(a)...................      3,612
    221     United Stationers, Inc.(a)...........      8,625
                                                    --------
                                                      95,379
                                                    --------
            CONSUMER STAPLES -- 2.4%
    122     Constellation Brands, Inc. Class
             A(a)................................      7,399
    140     R.J. Reynolds Tobacco Holdings, Inc.
             (with rights).......................      9,667
                                                    --------
                                                      17,066
                                                    --------
            FINANCE -- 10.3%
    122     Ambac Financial Group, Inc. .........      7,656
    176     American Express Co. ................      7,201
    111     Anthem, Inc.(a)......................      7,563
    134     Certegy, Inc.(a).....................      5,180
    129     Countrywide Credit Industries,
             Inc. ...............................      6,025
    191     Fannie Mae...........................     15,076
    182     Federated Investors, Inc. Class B....      5,832
     89     Goldman Sachs Group, Inc. ...........      7,017
    140     Merrill Lynch & Co., Inc. ...........      5,855
    236     Prudential Financial, Inc.(a)........      7,569
                                                    --------
                                                      74,974
                                                    --------
            HEALTH CARE -- 18.5%
    197     Abbott Laboratories (with rights)....     10,628
    168     AmerisourceBergen Corp. (with
             rights).............................     13,012
    466     Applera Corp. -- Celera Genomics
             Group(a)............................      7,284
    179     AstraZeneca plc ADR..................      8,332
    109     Cardinal Health, Inc. ...............      7,541

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            HEALTH CARE -- (CONTINUED)
    236     Cubist Pharmaceuticals, Inc. (with
             rights)(a)..........................   $  3,305
    444     Edwards Lifesciences Corp.(a)........     11,148
    271     Genzyme Corp. -- General
             Division(a).........................     11,083
    372     Gilead Sciences, Inc.(a).............     11,567
    263     McKesson Corp. ......................     10,631
     98     Neurocrine Biosciences, Inc.(a)......      3,210
     76     OSI Pharmaceuticals, Inc. (with
             rights)(a)..........................      2,439
    241     Pharmacia Corp. (with rights)........      9,949
    194     Schering-Plough Corp. (with
             rights).............................      5,307
     70     St. Jude Medical, Inc. (with
             rights)(a)..........................      5,783
    357     Viasys Healthcare, Inc. (with
             rights)(a)..........................      7,207
    265     Watson Pharmaceuticals, Inc.(a)......      6,517
                                                    --------
                                                     134,943
                                                    --------
            SERVICES -- 16.9%
    310     Accenture Ltd. Class A(a)............      6,657
    237     Argosy Gaming Co.(a).................      8,518
    232     BISYS Group, Inc.(a).................      7,917
    374     Cablevision Systems Corp. -- Rainbow
             Media Group Class A(a)..............      8,272
  1,275     Cendant Corp.(a).....................     22,932
    224     Clear Channel Communications,
             Inc.(a).............................     10,493
    650     Gartner, Inc. Class A(a).............      7,606
    228     Hilton Hotels Corp. (with rights)....      3,730
    177     Lamar Advertising Co.(a).............      7,616
    188     Manpower, Inc. ......................      7,583
     74     Resources Connection, Inc.(a)........      1,964
    167     Sabre Holdings Corp.(a)..............      7,775
    638     TeleTech Holdings, Inc.(a)...........      7,813
    623     Walt Disney Co. .....................     14,439
                                                    --------
                                                     123,315
                                                    --------
            TECHNOLOGY -- 23.8%
    474     Apple Computer, Inc.(a)..............     11,492
    225     AT&T Wireless Services, Inc.(a)......      2,012
    291     Beckman Coulter, Inc. (with
             rights).............................     13,882
    481     Cisco Systems, Inc. (with
             rights)(a)..........................      7,047
    707     Compaq Computer Corp. (with
             rights).............................      7,174
    132     Cooper Industries, Inc. Class A (with
             rights).............................      5,799
    575     EchoStar Communications Corp. Class
             A(a)................................     15,629
    161     Electronic Arts, Inc.(a).............      9,489
    301     Fairchild Semiconductor Corp. Class
             A(a)................................      8,109
    394     Intuit, Inc. (with rights)(a)........     15,457
    610     Openwave Systems, Inc. (with
             rights)(a)..........................      3,488
    384     Recoton Corp.(a).....................      1,696
    792     Sanmina-SCI Corp. (with rights)(a)...      8,240
    184     Sprint Corp. (PCS Group)(a)..........      2,060
    456     Taiwan Semiconductor Manufacturing
             Co. Ltd. ADR(a).....................      8,070

 THE HARTFORD GROWTH OPPORTUNITIES FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
    702     Thermo Electron Corp. (with
             rights)(a)..........................   $ 13,273
    373     THQ, Inc. (with rights)(a)...........     13,076
    600     United Microelectronics Corp.
             ADR(a)..............................      6,061
    335     UTStarcom, Inc.(a)...................      8,203
    176     Varian, Inc. (with rights)(a)........      5,928
    643     Wind River Systems, Inc.(a)..........      7,003
                                                    --------
                                                     173,188
                                                    --------
            TRANSPORTATION -- 4.5%
    152     Carnival Corp. ......................      5,053
    283     Continental Airlines, Inc. Class B
             (with rights)(a)....................      7,366
     56     JetBlue Airways Corp.(a).............      2,817
    430     Royal Caribbean Cruises Ltd. ........     10,144
    281     Yellow Corp.(a)......................      7,587
                                                    --------
                                                      32,967
                                                    --------
            Total common stock (cost $703,481)...   $731,214
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.2%
            FINANCE -- 0.2%
 $1,520     Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f)...........   $  1,520
     18     U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current rate --
             1.56%...............................         18
                                                    --------
                                                       1,538
                                                    --------
            Total short-term investments
             (cost $1,538).......................   $  1,538
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $705,019)(B)..................   $732,752
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $732,752
Receivables:
  Investment securities sold...................     28,501
  Dividends and interest.......................        235
Other assets...................................        176
                                                  --------
Total assets...................................    761,664
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............     32,677
  Fund shares redeemed.........................        189
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        508
Accrued Expenses...............................        147
                                                  --------
Total liabilities..............................     33,521
                                                  --------
Net assets, at value...........................   $728,143
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000,000 shares authorized; 36,575 shares
  outstanding..................................   $794,171
Accumulated undistributed net investment
  loss.........................................     (3,024)
Accumulated net realized loss on investments...    (90,737)
Unrealized appreciation of investments.........     27,733
                                                  --------
Net assets.....................................   $728,143
                                                  ========

Class A
  Net assets value per share ($1,551 / 77 shares
    outstanding).................................  $  20.15
                                                   ========
  Maximum offering price per share
    ($20.15 / 94.5%).............................  $  21.32
                                                   ========
Class B
  Net assets value per share ($490 / 27 shares
    outstanding).................................  $  18.10
                                                   ========
Class C
  Net assets value per share ($317 / 18 shares
    outstanding).................................  $  18.10
                                                   ========
  Maximum offering price per share
    ($18.10 / 99.0%).............................  $  18.28
                                                   ========
Class H
  Net assets value per share ($55,995 / 3,090
    shares outstanding)..........................  $  18.12
                                                   ========
Class L
  Net assets value per share ($593,941 / 29,466
    shares outstanding)..........................  $  20.16
                                                   ========
  Maximum offering price per share
    ($20.16 / 95.25%)............................  $  21.17
                                                   ========
Class M
  Net assets value per share ($28,558 / 1,578
    shares outstanding)..........................  $  18.10
                                                   ========
Class N
  Net assets value per share ($6,084 / 336 shares
    outstanding).................................  $  18.10
                                                   ========
Class Y
  Net assets value per share ($1 / # shares
    outstanding).................................  $  20.17
                                                   ========
Class Z
  Net assets value per share ($41,206 / 1,983
    shares outstanding)..........................  $  20.78
                                                   ========

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $705,098.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.00% of total net assets as of April 30, 2002.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD MIDCAP FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCK -- 96.7%
            BASIC MATERIALS -- 5.0%
   2,000    Abitibi-Consolidated, Inc. ........   $   17,996
     439    Bowater, Inc. .....................       20,912
     597    Goodyear Tire & Rubber Co. (with
             rights)...........................       13,274
     142    Rohm & Haas Co. (with rights)......        5,253
     212    Sealed Air Corp.(a)................        9,492
                                                  ----------
                                                      66,927
                                                  ----------
            CAPITAL GOODS -- 10.2%
     232    American Standard Companies,
             Inc.(a)...........................       17,293
     834    Callaway Golf Co. .................       14,687
     471    Ingersoll-Rand Co. Class A (with
             rights)...........................       23,547
     709    Lam Research Corp.(a)..............       18,184
     197    Northrop Grumman Corp. (with
             rights)...........................       23,724
     391    Parker-Hannifin Corp. (with
             rights)...........................       19,506
      58    SPX Corp.(a).......................        7,840
     378    Teradyne, Inc. (with rights)(a)....       12,461
                                                  ----------
                                                     137,242
                                                  ----------
            CONSUMER CYCLICAL -- 12.8%
     392    Abercrombie & Fitch Co. Class A
             (with rights)(a)..................       11,745
   1,947    American Tower Corp. Class A(a)....        9,717
     305    BJ's Wholesale Club, Inc.(a).......       13,593
     383    Dillard's, Inc. Class A (with
             rights)...........................        9,380
     109    Herman Miller, Inc. ...............        2,664
     120    Lennar Corp. ......................        6,687
      19    Liz Claiborne, Inc. (with
             rights)...........................          582
   1,637    Mattel, Inc. (with rights).........       33,791
     140    Mohawk Industries, Inc.(a).........        9,013
     422    Newell Rubbermaid, Inc. (with
             rights)...........................       13,265
     299    NIKE, Inc. Class B.................       15,934
     979    Staples, Inc.(a)...................       19,556
     463    Williams-Sonoma, Inc.(a)...........       26,697
                                                  ----------
                                                     172,624
                                                  ----------
            CONSUMER STAPLES -- 2.5%
     303    Kellogg Co. .......................       10,879
     779    Pepsi Bottling Group, Inc. ........       22,322
                                                  ----------
                                                      33,201
                                                  ----------
            ENERGY -- 7.8%
     330    BJ Services Co.(a).................       12,135
     419    EOG Resources, Inc. (with
             rights)...........................       17,832
     256    GlobalSantaFe Corp. ...............        8,994
     574    KeySpan Corp. (with rights)........       20,268
     247    Nabors Industries, Inc.(a).........       11,239
     449    Noble Drilling Corp. (with
             rights)(a)........................       19,472
     301    Weatherford International,
             Inc.(a)...........................       14,990
                                                  ----------
                                                     104,930
                                                  ----------
            FINANCE -- 21.5%
     406    ACE Ltd. ADR (with rights).........       17,659
     187    Ambac Financial Group, Inc. .......       11,728
     415    Anthem, Inc.(a)....................       28,292

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
            FINANCE -- (CONTINUED)
     245    Arch Capital Group Ltd.(a).........   $    7,152
     478    Astoria Financial Corp. ...........       15,351
     368    Bank of Hawaii Corp. ..............       10,495
     407    Certegy, Inc.(a)...................       15,788
      83    Countrywide Credit Industries,
             Inc. .............................        3,886
     261    Franklin Resources, Inc. ..........       10,919
     206    Golden West Financial Corp. .......       14,095
     186    Hibernia Corp. Class A.............        3,705
   2,044    Host Marriott Corp.(a).............       24,343
     312    Investment Technology Group,
             Inc.(a)...........................       14,370
     414    Legg Mason, Inc. ..................       20,776
     228    M&T Bank Corp. ....................       19,450
     188    MBIA, Inc. ........................       10,163
     463    Principal Financial Group,
             Inc.(a)...........................       12,860
   1,179    Sovereign Bancorp, Inc. (with
             rights)...........................       17,017
     462    UnionBanCal Corp. .................       22,361
     344    Waddell and Reed Financial,
             Inc. .............................        8,866
                                                  ----------
                                                     289,276
                                                  ----------
            HEALTH CARE -- 12.2%
     510    Applera Corp. -- Celera Genomics
             Group(a)..........................        7,972
     364    Becton, Dickinson & Co. (with
             rights)...........................       13,548
     390    Boston Scientific Corp.(a).........        9,726
     267    Cephalon, Inc.(a)..................       15,653
     408    Gilead Sciences, Inc.(a)...........       12,685
     909    Health Management Associates, Inc.
             Class A(a)........................       19,392
     692    McKesson Corp. ....................       27,932
      61    Quest Diagnostics, Inc.(a).........        5,615
     261    Regeneron Pharmaceutical,
             Inc.(a)...........................        5,392
     137    St. Jude Medical, Inc. (with
             rights)(a)........................       11,424
     470    Vertex Pharmaceuticals, Inc.(a)....        9,987
     363    Waters Corp.(a)....................        9,796
     596    Watson Pharmaceuticals, Inc.(a)....       14,658
                                                  ----------
                                                     163,780
                                                  ----------
            SERVICES -- 12.7%
     422    Aramark Corp. Class B(a)...........       11,678
     366    BISYS Group, Inc.(a)...............       12,518
     884    Cadence Design Systems, Inc.(a)....       18,095
   1,111    Gartner, Inc. Class A(a)...........       13,001
     144    Hilton Hotels Corp. (with
             rights)...........................        2,358
     209    Iron Mountain, Inc.(a).............        6,431
     310    Knight-Ridder, Inc. (with
             rights)...........................       20,782
     485    Lamar Advertising Co.(a)...........       20,809
     726    Manpower, Inc. ....................       29,228
     479    Robert Half International, Inc.
             (with rights)(a)..................       12,569
     181    Scripps (E.W.) Co. Class A.........       14,451
     330    USA Networks, Inc.(a)..............        9,872
                                                  ----------
                                                     171,792
                                                  ----------
            TECHNOLOGY -- 8.0%
     307    Beckman Coulter, Inc. (with
             rights)...........................       14,662
     214    International Rectifier Corp.(a)...        9,847
     708    Intuit, Inc. (with rights)(a)......       27,742

 THE HARTFORD MIDCAP FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,535    Sanmina-SCI Corp. (with
             rights)(a)........................   $   15,965
     522    Sprint Corp. (PCS Group)(a)........        5,854
     291    Symantec Corp.(a)..................       10,297
     568    Symbol Technologies, Inc. (with
             rights)...........................        4,801
     402    Tektronix, Inc. (with rights)(a)...        8,837
     420    Vishay Intertechnology, Inc.(a)....        9,225
                                                  ----------
                                                     107,230
                                                  ----------
            TRANSPORTATION -- 2.5%
     213    CNF, Inc. .........................        6,718
     263    CSX Corp. (with rights)............        9,506
     480    Ryanair Holdings plc ADR(a)........       14,869
     166    Southwest Airlines Co. (with
             rights)...........................        3,022
                                                  ----------
                                                      34,115
                                                  ----------
            UTILITIES -- 1.5%
     786    DPL, Inc. (with rights)............       20,443
                                                  ----------
            Total common stock
             (cost $1,174,034).................   $1,301,560
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 3.4%
            FINANCE -- 3.4%
 $45,409    Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f).........   $   45,409
                                                  ----------
            Total short-term investments
             (cost $45,409)....................   $   45,409
                                                  ==========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $1,219,443)(B)..............   $1,346,969
                                                  ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...........   $1,346,969
Cash..........................................            4
Receivables:
  Investment securities sold..................       23,080
  Fund shares sold............................          797
  Dividends and interest......................          377
Other assets..................................          222
                                                 ----------
Total assets..................................    1,371,449
                                                 ----------
LIABILITIES
Payables:
  Investment securities purchased.............   $   23,648
  Fund shares redeemed........................          750
  Payable for distribution, investment
    advisory and management fees (Note 3e)....          996
  Accrued Expenses............................           53
                                                 ----------
Total liabilities.............................       25,447
                                                 ----------
Net assets, at value..........................   $1,346,002
                                                 ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 71,222 shares
  outstanding.................................   $1,330,220
Accumulated undistributed net investment
  loss........................................       (5,728)
Accumulated net realized loss on
  investments.................................     (106,016)
Unrealized appreciation of investments........      127,526
                                                 ----------
Net assets....................................   $1,346,002
                                                 ==========

Class A
  Net assets value per share ($704,356 / 36,710
    shares outstanding)..........................  $  19.19
                                                   ========
  Maximum offering price per share
    ($19.19 / 94.5%).............................  $  20.31
                                                   ========
Class B
  Net assets value per share ($302,484 / 16,308
    shares outstanding)..........................  $  18.55
                                                   ========
Class C
  Net assets value per share ($316,302 / 17,038
    shares outstanding)..........................  $  18.56
                                                   ========
  Maximum offering price per share
    ($18.56 / 99.0%).............................  $  18.75
                                                   ========
Class Y
  Net assets value per share ($22,860 / 1,166
    shares outstanding)..........................  $  19.61
                                                   ========

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $1,250,769.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.50% of total net assets as of April 30, 2002.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD MIDCAP VALUE FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 95.7%
            BASIC MATERIALS -- 9.2%
     238    Abitibi-Consolidated, Inc. ..........   $  2,138
      40    Albemarle Corp. .....................      1,174
      16    Ashland, Inc. (with rights)..........        670
      51    Cambrex Corp. .......................      2,100
      84    Engelhard Corp. (with rights)........      2,544
      53    Grupo IMSA S.A. de C.V. ADR..........        681
      22    Lafarge North America, Inc. .........        954
      15    Michelin (C.G.D.E.) Class B..........        593
      96    Packaging Corp. of America(a)........      1,888
      56    Pactiv Corp.(a)......................      1,149
                                                    --------
                                                      13,891
                                                    --------
            CAPITAL GOODS -- 8.5%
     122    Axcelis Technologies, Inc.(a)........      1,754
      45    Black & Decker Corp. ................      2,210
      94    Callaway Golf Co. ...................      1,656
      73    Flowserve Corp.(a)...................      2,515
      26    ITT Industries, Inc. ................      1,851
      32    Rockwell Automation, Inc. ...........        696
      65    Teradyne, Inc. (with rights)(a)......      2,135
                                                    --------
                                                      12,817
                                                    --------
            CONSUMER CYCLICAL -- 4.7%
       5    BorgWarner, Inc. ....................        331
      76    Granite Construction, Inc. ..........      1,745
     427    SONICblue, Inc.(a)...................        832
      24    Textron, Inc. (with rights)..........      1,166
      14    Toll Brothers, Inc.(a)...............        402
      68    United Stationers, Inc.(a)...........      2,645
                                                    --------
                                                       7,121
                                                    --------
            CONSUMER STAPLES -- 6.6%
     100    Bunge Ltd. ..........................      2,208
      33    Constellation Brands, Inc. Class
             A(a)................................      2,017
      91    Dean Foods Co.(a)....................      3,361
      97    Sensient Technologies Corp. .........      2,429
                                                    --------
                                                      10,015
                                                    --------
            ENERGY -- 8.9%
      29    Devon Energy Corp. ..................      1,425
      34    IHC Caland N.V. .....................      1,923
      56    Noble Drilling Corp. (with
             rights)(a)..........................      2,410
     134    Ocean Energy, Inc. ..................      2,859
      70    Petro-Canada.........................      1,883
      34    Progress Energy, Inc. ...............      1,754
      32    Unocal Corp. (with rights)...........      1,186
                                                    --------
                                                      13,440
                                                    --------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            FINANCE -- 26.5%
      70    Ambac Financial Group, Inc. .........   $  4,406
      38    Astoria Financial Corp. .............      1,216
      12    Bank of Hawaii Corp. ................        336
      55    Charter One Financial, Inc. (with
             rights).............................      1,952
      69    Converium Holding AG ADR(a)..........      1,882
      53    Golden State Bancorp, Inc. ..........      1,752
     116    Hibernia Corp. Class A...............      2,308
      24    Legg Mason, Inc. ....................      1,231
      46    Liberty Property Trust (with
             rights).............................      1,479
      55    Oxford Health Plans, Inc.(a).........      2,553
      52    Reckson Associates Realty Corp. .....      1,261
     128    Reinsurance Group of America,
             Inc. ...............................      4,141
      16    RenaissanceRe Holdings Ltd. ADR......      1,899
      36    Rent-A-Center, Inc.(a)...............      2,177
      54    Rouse Co. ...........................      1,741
      70    UnionBanCal Corp. ...................      3,388
     118    United Rentals, Inc. (with
             rights)(a)..........................      3,012
      80    Webster Financial Corp. .............      3,166
                                                    --------
                                                      39,900
                                                    --------
            HEALTH CARE -- 2.2%
      24    Bard (C.R.), Inc. (with rights)......      1,308
      12    Coventry Health Care, Inc. (with
             rights)(a)..........................        375
      53    Health Net, Inc. (with rights)(a)....      1,577
                                                    --------
                                                       3,260
                                                    --------
            SERVICES -- 8.3%
     201    Adelphia Communications Corp. Class
             A(a)................................      1,211
     100    Bally Total Fitness Holding
             Corp.(a)............................      2,194
     137    KPMG Consulting, Inc. (with
             rights)(a)..........................      2,396
      38    Parametric Technology Corp. (with
             rights)(a)..........................        152
      67    Reader's Digest Association, Inc.
             Class A.............................      1,595
     129    Republic Services, Inc.(a)...........      2,558
      76    Six Flags, Inc.(a)...................      1,387
     180    UnitedGlobalCom, Inc. Class A(a).....        975
                                                    --------
                                                      12,468
                                                    --------
            TECHNOLOGY -- 13.7%
      44    AMETEK, Inc. ........................      1,704
     131    Arrow Electronics, Inc.(a)...........      3,464
     132    Cirrus Logic, Inc.(a)................      1,599
      51    DENTSPLY International, Inc. ........      2,031
      74    Harman International Industries, Inc.
             (with rights).......................      4,346
     404    McLeodUSA, Inc. Class A(a)...........         16
     116    Palm, Inc. (with rights)(a)..........        369
     244    Solectron Corp. (with rights)(a).....      1,785
     136    Sybase, Inc. (with rights)(a)........      1,909
     153    Vishay Intertechnology, Inc.(a)......      3,368
                                                    --------
                                                      20,591
                                                    --------

 THE HARTFORD MIDCAP VALUE FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCKS -- (CONTINUED)
            0-TRANSPORTATION -- 3.7%
      54    Canadian National Railway Co. .......   $  2,574
      22    CNF, Inc. ...........................        689
      36    Continental Airlines, Inc. Class B
             (with rights)(a)....................        936
      65    ExpressJet Holdings, Inc.(a).........        933
      21    Werner Enterprises, Inc. ............        366
                                                    --------
                                                       5,498
                                                    --------
            UTILITIES -- 3.4%
      29    CMS Energy Corp. ....................        556
      27    FirstEnergy Corp. (with rights)......        892
      19    FPL Group, Inc. (with rights)........      1,232
      63    PPL Corp. ...........................      2,401
                                                    --------
                                                       5,081
                                                    --------
            Total common stock (cost $133,220)...   $144,082
                                                    ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 5.3%
            FINANCE -- 5.3%
   7,988    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $  7,988
                                                    --------
            Total short-term investments
             (cost $7,988).......................   $  7,988
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $141,208)(B)..................   $152,070
                                                    ========
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value..............   $152,070
Cash.............................................        103
Receivables:
  Investment securities sold.....................      1,836
  Fund shares sold...............................      2,075
  Dividends and interest.........................         44
Other assets.....................................         33
                                                    --------
Total assets.....................................    156,161
                                                    --------
LIABILITIES
Payables:
  Investment securities purchased................   $  5,410
  Fund shares redeemed...........................         16
  Payable for distribution, investment advisory
    and management fees (Note 3).................        109
Accrued Expenses.................................         15
                                                    --------
Total liabilities................................      5,550
                                                    ========
Net assets, at value.............................   $150,611
                                                    ========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 14,099 shares
  outstanding....................................   $138,023
Accumulated undistributed net investment
  loss...........................................       (260)
Accumulated net realized gain on investments
  and foreign currency transactions..............      1,986
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.......................................     10,862
                                                    --------
Net assets.......................................   $150,611
                                                    ========
Class A
  Net assets value per share ($94,372 / 8,813
    shares outstanding)...........................  $  10.71
                                                    ========
  Maximum offering price per share
    ($10.71 / 94.5%)..............................  $  11.33
                                                    ========
Class B
  Net assets value per share ($25,008 / 2,351
    shares outstanding)...........................  $  10.64
                                                    ========
Class C
  Net assets value per share ($30,908 / 2,905
    shares outstanding)...........................  $  10.64
                                                    ========
  Maximum offering price per share
    ($10.64 / 99.0%)..............................  $  10.75
                                                    ========
Class Y
  Net assets value per share ($323 / 30 shares
    outstanding)..................................  $  10.76
                                                    ========

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $141,289.

(c) See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.01% of total net assets as of April 30, 2002.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD VALUE OPPORTUNITIES FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 98.0%
            BASIC MATERIALS -- 7.7%
     113    Abitibi-Consolidated, Inc............   $  1,018
       6    Air Products and Chemicals, Inc.
             (with rights).......................        307
      51    Alcoa, Inc. .........................      1,749
       6    Engelhard Corp. (with rights)........        198
      10    Lafarge North America, Inc. .........        416
       6    Rohm & Haas Co. (with rights)........        230
                                                    --------
                                                       3,918
                                                    --------
            CAPITAL GOODS -- 4.2%
      42    Axcelis Technologies, Inc.(a)........        599
       7    Eaton Corp. (with rights)............        626
       9    Flowserve Corp.(a)...................        317
      13    Rockwell Automation, Inc. ...........        286
       9    Teradyne, Inc. (with rights)(a)......        287
                                                    --------
                                                       2,115
                                                    --------
            CONSUMER CYCLICAL -- 14.6%
      33    Granite Construction, Inc. ..........        771
      45    Petroleo Brasileiro S.A. ADR.........      1,114
      24    Ross Stores, Inc. ...................        979
      30    Safeway, Inc.(a).....................      1,246
      41    SONICblue, Inc.(a)...................         80
      53    TJX Companies, Inc. .................      2,292
      31    Toll Brothers, Inc.(a)...............        910
                                                    --------
                                                       7,392
                                                    --------
            CONSUMER STAPLES -- 3.3%
       8    Constellation Brands, Inc. Class
             A(a)................................        501
      37    EnCana Corp. ........................      1,166
                                                    --------
                                                       1,667
                                                    --------
            ENERGY -- 6.2%
      22    Cabot Oil & Gas Corp. Class A (with
             rights).............................        540
      22    Devon Energy Corp. ..................      1,075
      12    IHC Caland N.V. .....................        674
      16    Progress Energy, Inc. ...............        846
                                                    --------
                                                       3,135
                                                    --------
            FINANCE -- 31.6%
      21    ACE Ltd. ADR (with rights)...........        897
      23    Arch Capital Group Ltd.(a)...........        680
      32    Astoria Financial Corp. .............      1,017
       6    CIGNA Corp. (with rights)............        654
      57    Citigroup, Inc. .....................      2,471
       4    Fannie Mae...........................        308
      10    Freddie Mac..........................        634
      47    Hibernia Corp. Class A...............        934
      14    J.P. Morgan Chase & Co. .............        498
      27    Metris Companies, Inc. ..............        351
      30    Oxford Health Plans, Inc.(a).........      1,408
      18    RenaissanceRe Holdings Ltd. ADR......      2,156

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            FINANCE -- (CONTINUED)
      20    U.S. Bancorp (with rights)...........   $    481
      28    UnionBanCal Corp. ...................      1,375
      57    Washington Mutual, Inc. (with
             rights).............................      2,150
                                                    --------
                                                      16,014
                                                    --------
            HEALTH CARE -- 7.0%
      10    Aventis S.A. ADR.....................        671
      30    Health Net, Inc. (with rights)(a)....        899
       2    Monsanto Co. ........................         74
      33    Pharmacia Corp. (with rights)........      1,377
      19    Schering-Plough Corp. (with
             rights).............................        524
                                                    --------
                                                       3,545
                                                    --------
            SERVICES -- 6.3%
     104    Adelphia Communications Corp. Class
             A(a)................................        623
      61    AOL Time Warner, Inc. (with
             rights)(a)..........................      1,164
       4    Comcast Corp. Special Class A(a).....        107
       6    Gannett Co., Inc. (with rights)......        462
      30    KPMG Consulting, Inc. (with
             rights)(a)..........................        527
      52    UnitedGlobalCom, Inc. Class A(a).....        278
                                                    --------
                                                       3,161
                                                    --------
            TECHNOLOGY -- 12.4%
      32    Arrow Electronics, Inc.(a)...........        850
      27    Cirrus Logic, Inc.(a)................        323
      21    Dell Computer Corp. (with
             rights)(a)..........................        556
      12    International Business Machines
             Corp. ..............................      1,013
     894    McLeodUSA, Inc. Class A(a)(d)........         36
      25    Oracle Corp. (with rights)(a)........        255
      15    Palm, Inc. (with rights)(a)..........         48
      48    Solectron Corp. (with rights)(a).....        349
      20    Sybase, Inc. (with rights)(a)........        274
      55    Tyco International Ltd. (with
             rights).............................      1,020
      29    Vishay Intertechnology, Inc.(a)......        648
     364    WorldCom, Inc. -- WorldCom Group
             (with rights)(a)....................        903
                                                    --------
                                                       6,275
                                                    --------
            TRANSPORTATION -- 1.7%
       7    Canadian National Railway Co. .......        354
      18    Continental Airlines, Inc. Class B
             (with rights)(a)....................        478
       2    ExpressJet Holdings, Inc.(a).........         32
                                                    --------
                                                         864
                                                    --------
            UTILITIES -- 3.1%
      30    FirstEnergy Corp. (with rights)......      1,016
      14    PPL Corp. ...........................        522
                                                    --------
                                                       1,538
                                                    --------
            Total common stock (cost $52,229)....   $ 49,624
                                                    ========

 THE HARTFORD VALUE OPPORTUNITIES FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE(C)
---------                                           --------
SHORT-TERM INVESTMENTS -- 0.9%
            FINANCE -- 0.9%
 $   432    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $    432
       1    U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current rate --
             1.56%...............................          1
                                                    --------
            Total short-term investments (cost
             $433)...............................   $    433
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $52,662)(B).........................   $ 50,057
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $ 50,057
Receivables:
  Investment securities sold...................        571
  Fund shares sold.............................         71
  Dividends and interest.......................         75
Other assets...................................         38
                                                  --------
Total assets...................................     50,812
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............         99
  Fund shares redeemed.........................          1
  Payable for distribution, investment advisory
    and management fees (Note 3)...............         48
Accrued Expenses...............................         13
                                                  --------
Total liabilities..............................        161
                                                  --------
Net assets, at value...........................   $ 50,651
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000 shares authorized; 4,381 shares
  outstanding..................................   $ 54,513
Accumulated undistributed net investment
  loss.........................................       (118)
Accumulated net realized loss on investments...     (1,139)
Unrealized depreciation of investments.........     (2,605)
                                                  --------
Net assets.....................................   $ 50,651
                                                  ========

Class A
  Net assets value per share ($1,284 / 109 shares
    outstanding).................................  $  11.75
                                                   ========
  Maximum offering price per share
    ($11.75 / 94.5%).............................  $  12.43
                                                   ========
Class B
  Net assets value per share ($199 / 18 shares
    outstanding).................................  $  11.27
                                                   ========


Class C
  Net assets value per share ($117 / 10 shares
    outstanding).................................  $  11.26
                                                   ========
  Maximum offering price per share
    ($11.26 / 99.0%).............................  $  11.37
                                                   ========
Class H
  Net assets value per share ($7,913 / 701 shares
    outstanding).................................  $  11.28
                                                   ========
Class L
  Net assets value per share ($29,135 / 2,478
    shares outstanding)..........................  $  11.76
                                                   ========
  Maximum offering price per share
    ($11.76 / 95.25%)............................  $  12.35
                                                   ========
Class M
  Net assets value per share ($9,498 / 843 shares
    outstanding).................................  $  11.27
                                                   ========
Class N
  Net assets value per share ($2,503 / 222 shares
    outstanding).................................  $  11.28
                                                   ========
Class Y
  Net assets value per share ($2 / # shares
    outstanding).................................  $  11.76
                                                   ========

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $53,618.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Security sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, this issue is deemed to be liquid. The aggregate value of this security at April 30, 2002, was $36, which represents .07% of total net assets.

(e) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.91% of total net assets as of April 30, 2002.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 92.3%
            AUSTRALIA -- 2.4%
    135     Brambles Industries Ltd.
             (Transportation)....................   $    730
    378     News Corp. Ltd (Services)............      2,469
                                                    --------
                                                       3,199
                                                    --------
            BRAZIL -- 2.5%
     42     Cia Vale do Rio Doce Preferred A
             (Basic Materials)...................      1,126
     25     Companhia de Bebidas das Americas ADR
             (Consumer Staples)..................        526
      4     Companhia Vale do Rio Doce ADR (Basic
             Materials)..........................        105
     10     Companhia Vale do Rio Doce ADR(a)
             (Basic Materials)...................        281
     36     Petroleo Brasileiro S.A. ADR
             (Consumer Cyclical).................        884
     19     Uniao de Bancos Brasileiros S.A. GDR
             (Finance)...........................        473
                                                    --------
                                                       3,395
                                                    --------
            CANADA -- 2.5%
     95     Abitibi-Consolidated, Inc. (Basic
             Materials)..........................        858
      8     Alcan, Inc. (Basic Materials)........        299
     83     Bombardier, Inc. (Capital Goods).....        714
     30     Canadian National Railway Co
             (Transportation)....................      1,411
                                                    --------
                                                       3,282
                                                    --------
            CHINA -- 0.3%
     20     PetroChina Co. Ltd. ADR (Energy).....        411
                                                    --------
            FINLAND -- 1.4%
     86     Nokia Oyj (Technology)...............      1,388
     14     UPM-Kymmene Oyj (Basic Materials)....        487
                                                    --------
                                                       1,875
                                                    --------
            FRANCE -- 12.7%
     33     Aventis S.A. (Basic Materials).......      2,352
     53     Axa S.A. (Finance)...................      1,124
     57     BNP Paribas S.A. (Finance)...........      2,967
     39     CNP Assurances (Finance).............      1,430
     21     L'Oreal S.A. (Consumer Cyclical).....      1,667
     39     Orange S.A. (Technology).............        225
     62     Orange S.A.(a) (Technology)..........        359
     26     PSA Peugeot Citroen S.A. (Consumer
             Cyclical)...........................      1,278
     20     Publicis Groupe (Services)...........        608
     10     Schneider Electric S.A. (Consumer
             Cyclical)...........................        473
     14     Societe Television Francaise 1
             (Services)..........................        406
     23     TotalFinaElf S.A. (Energy)...........      3,487
     85     Wanadoo(a) (Technology)..............        451
                                                    --------
                                                      16,827
                                                    --------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            GERMANY -- 4.5%
     13     Adidas-Salomon AG (Consumer
             Cyclical)...........................   $    877
     49     Bayerische Hypo-und Vereinsbank AG
             (Finance)...........................      1,713
     11     DaimlerChrysler AG (Consumer
             Cyclical)...........................        518
     53     Infineon Technologies AG
             (Technology)........................        964
     34     Metro AG (Consumer Cyclical).........      1,103
      2     SAP AG (Technology)..................        297
     29     ThyssenKrupp AG (Basic Materials)....        437
                                                    --------
                                                       5,909
                                                    --------
            HONG KONG -- 1.4%
    501     Johnson Electric Holdings Ltd.
             (Technology)........................        758
      6     New World Development Co. Ltd.
             (Consumer Cyclical).................          5
    122     Sun Hung Kai Properties Ltd.
             (Consumer Cyclical).................      1,063
                                                    --------
                                                       1,826
                                                    --------
            IRELAND -- 2.0%
     89     Allied Irish Banks plc (Finance).....      1,178
     15     Elan Corp. plc ADR(a) (Health
             Care)...............................        183
    174     Ryanair Holdings plc(a)
             (Transportation)....................        948
    147     Smurfit (Jefferson) Group (Basic
             Materials)..........................        353
                                                    --------
                                                       2,662
                                                    --------
            ITALY -- 2.3%
     67     Alleanza Assicurazioni S.p.A.
             (Finance)...........................        653
    382     Banca Monte dei Paschi di Siena
             S.p.A. (Finance)....................      1,249
    136     Mediaset S.p.A. (Services)...........      1,136
                                                    --------
                                                       3,038
                                                    --------
            JAPAN -- 19.5%
     12     AEON Co. Ltd. (Consumer Cyclical)....        310
    122     Asahi Glass Co. Ltd. (Basic
             Materials)..........................        866
     55     Banyu Pharmaceutical Co. Ltd. (Health
             Care)...............................        733
     42     Eisai Co. Ltd. (Health Care).........      1,069
      6     Fujisawa Pharmaceutical Co. (Health
             Care)...............................        157
     39     Fujisawa Pharmaceutical Co. Ltd.
             (Health Care).......................        946
     80     Fujitsu Ltd. (Technology)............        636
    117     Hitachi Ltd. (Technology)............        867
     11     Hoya Corp. (Health Care).............        838
      #     Japan Telecom Co. Ltd.
             (Technology)........................        278
    214     Komatsu Ltd. (Capital Goods).........        775
     95     Matsushita Electric Industrial Co.
             Ltd. (Technology)...................      1,273
    119     Mitsubishi Corp. (Consumer
             Cyclical)...........................        892
     59     Mitsubishi Estate Co. Ltd.
             (Finance)...........................        427
    209     Nikko Cordial Corp. (Finance)........        943
    593     Nippon Steel Corp. (Basic
             Materials)..........................        905

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      #     Nippon Unipac Holding (Consumer
             Cyclical)...........................   $  1,023
    175     Nissan Motor Co. Ltd. (Consumer
             Cyclical)...........................      1,347
      #     NTT DoCoMo, Inc. (Technology)........        972
     49     Pioneer Corp. (Technology)...........        967
     22     Promise Co. Ltd. (Finance)...........      1,135
      4     Rohm Co. Ltd. (Technology)...........        639
     14     Seven-Eleven Japan Co. Ltd. (Consumer
             Cyclical)...........................        524
     53     Shionogi & Co. Ltd. (Health Care)....        775
      1     SKY Perfect Communications, Inc.(a)
             (Technology)........................        824
     25     Sony Corp. (Technology)..............      1,369
    159     Sumitomo Mitsui Banking Corp.
             (Finance)...........................        707
     10     Takefuji Corp. (Finance).............        721
     56     Tokyo Style Co. Ltd. (Consumer
             Cyclical)...........................        503
    169     Toshiba Corp. (Technology)...........        788
     30     Trend Micro, Inc.(a) (Technology)....        822
     33     Ushio, Inc. (Technology).............        442
     25     Yamato Transport Co. Ltd.
             (Services)..........................        424
                                                    --------
                                                      25,897
                                                    --------
            KOREA (REPUBLIC OF) -- 1.6%
     30     KT Corp. ADR (Technology)............        684
      5     Posco Ltd. (Basic Materials).........        465
      3     Samsung Electronics (Technology).....      1,024
                                                    --------
                                                       2,173
                                                    --------
            LUXEMBOURGH -- 1.0%
     99     Arcelor(a) (Basic Materials).........      1,358
                                                    --------
            MALAYSIA -- 0.4%
    203     Resorts World Berhad (Services)......        561
                                                    --------
            MEXICO -- 0.4%
    488     Grupo Financiero BBVA Bancomer S.A.
             de C.V.(a) (Finance)................        485
                                                    --------
            NETHERLANDS -- 3.1%
     50     Fortis Banks N.A. (Finance)..........      1,160
    315     Koninklijke (Royal) KPN N.V.
             (Technology)........................      1,429
     18     Koninklijke (Royal) Philips
             Electronics N.V. (Technology).......        562
     14     Royal Dutch Petroleum Co. (Energy)...        759
      8     TPG N.V. (Services)..................        172
                                                    --------
                                                       4,082
                                                    --------
            RUSSIA -- 0.6%
      5     YUKOS ADR (Energy)...................        764
                                                    --------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            SINGAPORE -- 1.0%
    123     DBS Group Holdings Ltd. (Finance)....   $    949
     56     DBS Group Holdings Ltd. (Finance)....        429
                                                    --------
                                                       1,378
                                                    --------
            SOUTH AFRICA -- 1.0%
     23     AngloGold Ltd. (Basic Materials).....      1,261
                                                    --------
            SPAIN -- 3.1%
     20     Banco Popular Espanol S.A.
             (Finance)...........................        820
     77     Endesa S.A. (Utilities)..............      1,178
     86     Iberdrola S.A. (Utilities)...........      1,180
     46     Industria de Diseno Textil S.A.(a)
             (Consumer Cyclical).................        945
      0     Telefonica S.A. ADR(a)
             (Technology)........................         12
                                                    --------
                                                       4,135
                                                    --------
            SWEDEN -- 2.3%
     78     ForeningsSparbanken AB (Swedbank)
             (Finance)...........................        978
    128     Gambro AB Class A (Health Care)......        822
    110     Swedish Match AB (Consumer
             Staples)............................        864
     23     Volvo AB Class B (Consumer
             Cyclical)...........................        444
                                                    --------
                                                       3,108
                                                    --------
            SWITZERLAND -- 5.1%
     21     Converium Holding AG ADR(a)
             (Finance)...........................        564
     40     Credit Suisse Group (Finance)........      1,434
      7     Nestle S.A. (Consumer Staples).......      1,713
     15     Roche Holding AG (Health Care).......      1,155
      2     Serono S.A. Class B (Health Care)....      1,218
     11     Syngenta AG (Consumer Staples).......        655
                                                    --------
                                                       6,739
                                                    --------
            TAIWAN -- 1.1%
    506     Chinatrust Commercial Bank
             (Finance)...........................        447
    368     Formosa Chemicals & Fibre Corp.
             (Consumer Cyclical).................        331
      8     United Microelectronics Corp. ADR(a)
             (Technology)........................         78
    350     United Microelecttonics Corp.
             (Technology)........................        534
                                                    --------
                                                       1,390
                                                    --------
            THAILAND -- 0.5%
    508     Siam Commercial Bank Public Co.
             Ltd.(a) (Finance)...................        292
    530     Thai Farmers Bank Public Co. Ltd.
             (Finance)...........................        374
                                                    --------
                                                         666
                                                    --------
            UNITED KINGDOM -- 19.0%
    122     Amersham International plc (Health
             Care)...............................      1,179
     66     AstraZeneca plc (Health Care)........      3,105
    277     BAE Systems plc. (Capital Goods).....      1,408
    262     BP plc (Energy)......................      2,239
    543     British Airways plc.
             (Transportation)....................      1,870

The accompanying notes are an integral part of this financial statement.

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
                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     57     CGNU plc (Finance)...................   $    582
    631     Invensys plc (Capital Goods).........        988
    106     Lloyds TSB Group plc (Finance).......      1,221
    340     Marks & Spencer Group plc (Consumer
             Cyclical)...........................      1,968
    187     P & O Princess Cruises plc (Consumer
             Cyclical)...........................      1,260
    159     Pearson plc (Services)...............      1,911
     75     Reckitt Benckiser plc (Consumer
             Staples)............................      1,322
     74     Royal Bank of Scotland Group plc
             (Finance)...........................      2,120
    184     Scottish & Newcastle plc (Consumer
             Staples)............................      1,689
  1,453     Vodafone Group plc (Technology)......      2,346
                                                    --------
                                                      25,208
                                                    --------
            UNITED STATES -- 0.6%
     15     Schlumberger Ltd. (Energy)...........        813
                                                    --------
            Total common stock (cost $118,508)...   $122,442
                                                    ========
PREFERRED STOCKS -- 0.3%
            BRAZIL -- 0.3%
     14     Telecomunicacoes Brasileiras S.A. ADR
             Preferred (Technology)..............   $    422
                                                    --------
            Total preferred stocks (cost $463)...   $    422
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 4.9%
 $6,512     Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Finance) (Note 2f)........   $  6,512
      #     U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current rate --
             1.56% (Finance).....................          #
                                                    --------
            Total short-term investments (cost
            $6,512)..............................   $  6,512
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $125,483)(B)........................   $129,376
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $129,376
Cash...........................................         62
Unrealized appreciation in forward foreign
  currency contracts...........................          1
Collateral for securities lending transactions
  (Note 2).....................................     12,708
Receivables:
  Investment securities sold...................      7,564
  Fund shares sold.............................        206
  Dividends and interest.......................        649
Other assets...................................         59
                                                  --------
Total assets...................................    150,625
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)...................................   $ 12,708
  Unrealized depreciation on forward foreign
    currency contracts.........................          3
  Investment securities purchased..............      5,027
  Fund shares redeemed.........................         45
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        113
  Accrued Expenses.............................         22
                                                  --------
Total liabilities..............................     17,918
                                                  --------
Net assets, at value...........................   $132,707
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  400,000 shares authorized; 13,429 shares
  outstanding..................................   $176,239
Accumulated undistributed net investment
  loss.........................................       (379)
Accumulated net realized loss on investments
  and foreign currency transactions............    (47,060)
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.....................................      3,907
                                                  --------
Net assets.....................................   $132,707
                                                  ========

Class A
  Net assets value per share ($82,983 / 8,298
    shares outstanding)...........................  $10.00
                                                    ======
  Maximum offering price per share
    ($10.00 / 94.5%)..............................  $10.58
                                                    ======
Class B
  Net assets value per share ($25,194 / 2,611
    shares outstanding)...........................  $ 9.65
                                                    ======
Class C
  Net assets value per share ($18,908 / 1,969
    shares outstanding)...........................  $ 9.60
                                                    ======
  Maximum offering price per share
    ($9.60 / 99.0%)...............................  $ 9.70
                                                    ======
Class Y
  Net assets value per share ($5,622 / 551 shares
    outstanding)..................................  $10.20
                                                    ======

(a) Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes was $128,944.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 # Due to the presentation of the financial statements in thousands, the shares and/or dollars value round to zero.

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 THE HARTFORD GLOBAL LEADERS FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 97.8%
            AUSTRALIA -- 0.6%
    124     News Corp. Ltd. ADR (Services).......   $  3,282
                                                    --------
            BRAZIL -- 0.7%
    147     Petroleo Brasileiro S.A. ADR
             (Consumer Cyclical).................      3,616
                                                    --------
            CANADA -- 0.6%
     70     Canadian National Railway Co.
             (Transportation)....................      3,340
                                                    --------
            FINLAND -- 1.4%
    299     Nokia Oyj (Technology)...............      4,832
     84     UPM-Kymmene Oyj (Basic Materials)....      2,926
                                                    --------
                                                       7,758
                                                    --------
            FRANCE -- 8.3%
    358     Alstom (Capital Goods)...............      4,645
    236     BNP Paribas S.A. (Finance)...........     12,322
     32     LVMH (Louis Vuitton Moet Hennessy)
             S.A. (Consumer Cyclical)............      1,695
     79     PSA Peugeot Citroen S.A. (Consumer
             Cyclical)...........................      3,939
    124     Societe Television Francaise 1
             (Services)..........................      3,539
     97     Thales S.A. (Capital Goods)..........      3,698
     73     TotalFinaElf S.A. (Energy)...........     11,034
    822     Wanadoo(a) (Technology)..............      4,368
                                                    --------
                                                      45,240
                                                    --------
            GERMANY -- 4.7%
     70     Adidas-Salomon AG (Consumer
             Cyclical)...........................      4,754
    300     Bayerische Hypo-und Vereinsbank AG
             (Finance)...........................     10,539
     35     Bayerische Motoren Werke AG (Consumer
             Cyclical)...........................      1,397
     43     DaimlerChrysler AG (Consumer
             Cyclical)...........................      1,974
     97     Linde AG (Capital Goods).............      4,766
     91     MAN AG (Capital Goods)...............      2,156
                                                    --------
                                                      25,586
                                                    --------
            HONG KONG -- 0.8%
  3,036     CNOOC Ltd. (Energy)..................      4,009
                                                    --------
            IRELAND -- 0.5%
    237     Elan Corp. plc ADR(a) (Health
             Care)...............................      2,812
                                                    --------
            ITALY -- 2.6%
  2,716     Banca Monte dei Paschi di Siena
             S.p.A. (Finance)....................      8,884
    620     Mediaset S.p.A. (Services)...........      5,197
                                                    --------
                                                      14,081
                                                    --------
            JAPAN -- 8.5%
    171     Fujisawa Pharmaceutical Co. Ltd.
             (Health Care).......................      4,182
    615     Fujitsu Ltd. (Technology)............      4,886

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            JAPAN -- (CONTINUED)
    152     Ito-Yokado Co. Ltd. (Consumer
             Cyclical)...........................   $  7,493
    226     Kirin Brewery Co. Ltd.( )............      1,713
    218     Matsushita Electric Industrial Co.
             Ltd. (Technology)...................      2,920
  1,601     Nikko Cordial Corp. (Finance)........      7,232
    571     Seiyu Ltd.(a) (Consumer Cyclical)....      2,619
    134     Sony Corp. (Technology)..............      7,222
    642     Toshiba Corp. (Technology)...........      2,995
    109     Toyota Motor Corp. (Consumer
             Cyclical)...........................      2,966
     78     Trend Micro, Inc.(a) (Technology)....      2,115
                                                    --------
                                                      46,343
                                                    --------
            LUXEMBOURGH -- 0.4%
    146     Arcelor(a) (Basic Materials).........      2,009
                                                    --------
            NETHERLANDS -- 1.3%
     37     Gucci Group N.V. (Consumer
             Cyclical)...........................      3,584
    107     Koninklijke (Royal) Philips
             Electronics N.V. (Technology).......      3,313
                                                    --------
                                                       6,897
                                                    --------
            NORWAY -- 1.1%
    480     Tandberg ASA(a) (Technology).........      5,794
                                                    --------
            RUSSIA -- 0.6%
     22     YUKOS ADR (Energy)...................      3,172
                                                    --------
            SOUTH KOREA -- 1.4%
     52     Samsung Electronics Co. Ltd. GDR(e)
             (Technology)........................      7,690
                                                    --------
            SPAIN -- 1.4%
     97     Banco Popular Espanol S.A.
             (Finance)...........................      3,968
    182     Banco Santander Central Hispano S.A.
             (Finance)...........................      1,682
    224     Promotora de Informaciones S.A.
             (Prisa) (Services)..................      2,174
                                                    --------
                                                       7,824
                                                    --------
            SWEDEN -- 0.5%
    108     SKF AB B Shares (Consumer
             Cyclical)...........................      2,657
                                                    --------
            SWITZERLAND -- 2.7%
     62     Credit Suisse Group (Finance)........      2,226
     40     Logitech International S.A.(a)
             (Technology)........................      1,883
     74     Roche Holding AG (Health Care).......      5,595
      6     Serono S.A. Class B (Health Care)....      4,843
                                                    --------
                                                      14,547
                                                    --------
            UNITED KINGDOM -- 15.8%
    405     Amersham International plc (Health
             Care)...............................      3,902
    243     AstraZeneca plc (Health Care)........     11,404
    418     BAE Systems plc (Capital Goods)......      2,125
  2,953     British Airways plc
             (Transportation)....................     10,166
  1,115     Capita Group plc (Services)..........      6,204

The accompanying notes are an integral part of this financial statement.

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
                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
  1,589     Invensys plc (Capital Goods).........   $  2,489
    146     Lloyds TSB Group plc (Finance).......      1,683
  1,845     Marks & Spencer Group plc (Consumer
             Cyclical)...........................     10,675
    989     P & O Princess Cruises plc (Consumer
             Cyclical)...........................      6,659
    131     Pearson plc (Services)...............      1,577
  1,142     Rentokil Initial plc (Services)......      4,503
    357     Royal Bank of Scotland Group plc
             (Finance)...........................     10,236
    936     Scottish & Newcastle plc (Consumer
             Staples)............................      8,563
  3,443     Vodafone Group plc (Technology)......      5,557
                                                    --------
                                                      85,743
                                                    --------
            UNITED STATES -- 43.9%
     73     Abbott Laboratories (with rights)
             (Health Care).......................      3,928
     65     American Express Co. (Finance).......      2,662
     38     American International Group, Inc.
             (Finance)...........................      2,640
     75     American Standard Companies, Inc.(a)
             (Capital Goods).....................      5,625
    128     Bank of America Corp. (Finance)......      9,285
    199     Bank One Corp. (Finance).............      8,129
    160     Boston Scientific Corp.(a) (Health
             Care)...............................      3,987
    258     Cadence Design Systems, Inc.(a)
             (Services)..........................      5,274
     40     Cardinal Health, Inc. (Health
             Care)...............................      2,735
     73     Chubb Corp. (with rights)
             (Finance)...........................      5,568
    178     Citigroup, Inc. (Finance)............      7,696
     29     Coca-Cola Co. (Consumer Staples).....      1,626
  1,311     Compaq Computer Corp. (with rights)
             (Technology)........................     13,309
     50     Cummins, Inc. (Capital Goods)........      2,123
    105     Deere & Co. (with rights) (Capital
             Goods)..............................      4,700
    207     Dell Computer Corp. (with rights)(a)
             (Technology)........................      5,460
    164     Du Pont (E.I.) de Nemours & Co.
             (Basic Materials)...................      7,285
     26     eBay, Inc.(a) (Consumer Cyclical)....      1,407
     38     EchoStar Communications Corp. Class
             A(a) (Technology)...................      1,028
    178     Exxon Mobil Corp. (Energy)...........      7,130
    298     Freeport-McMoRan Copper & Gold, Inc.
             Class B (with rights)(a) (Basic
             Materials)..........................      5,294
    105     General Electric Co. (Technology)....      3,306
    282     Gillette Co. (with rights) (Basic
             Materials)..........................     10,016
     18     Goldman Sachs Group, Inc.
             (Finance)...........................      1,378

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            UNITED STATES -- (CONTINUED)
    464     Halliburton Co. (with rights)
             (Energy)............................   $  7,875
    353     Hewlett-Packard Co. (Technology).....      6,036
    135     Intel Corp. (Technology).............      3,854
     69     International Paper Co. (Basic
             Materials)..........................      2,859
     21     Marsh & McLennan Companies, Inc.
             (with rights) (Finance).............      2,113
    241     Mattel, Inc. (with rights) (Consumer
             Cyclical)...........................      4,968
    119     McDonald's Corp. (Consumer
             Cyclical)...........................      3,385
     52     McKesson Corp. (Health Care).........      2,120
     32     Merrill Lynch & Co., Inc.
             (Finance)...........................      1,338
     51     Microsoft Corp.(a) (Technology)......      2,644
     62     Northrop Grumman Corp. (with rights)
             (Capital Goods).....................      7,529
    133     PepsiCo, Inc. (Consumer Staples).....      6,913
    318     Pharmacia Corp. (with rights) (Health
             Care)...............................     13,095
     92     Procter & Gamble Co. (Consumer
             Staples)............................      8,331
    119     R.J. Reynolds Tobacco Holdings, Inc.
             (with rights) (Consumer Staples)....      8,235
    108     Royal Caribbean Cruises Ltd.
             (Transportation)....................      2,545
     32     Schlumberger Ltd. (Energy)...........      1,725
    356     Staples, Inc.(a) (Consumer
             Cyclical)...........................      7,105
     69     Texas Instruments, Inc. (with rights)
             (Technology)........................      2,143
    157     USA Networks, Inc.(a) (Services).....      4,699
    115     Wachovia Corp. (with rights)
             (Finance)...........................      4,386
     43     Wal-Mart Stores, Inc. (Consumer
             Cyclical)...........................      2,424
     91     Walt Disney Co. (Services)...........      2,114
    149     Wyeth (with rights) (Health Care)....      8,473
                                                    --------
                                                     238,500
                                                    --------
            Total common stock (cost $510,695)...   $530,900
                                                    ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.7%
 $3,757     Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Finance)(Note 2f).........   $  3,757
      2     U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current rate --
             1.56% (Finance).....................          2
                                                    --------
            Total short-term investments (cost
             $3,759).............................   $  3,759
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $514,454)(B)..................   $534,659
                                                    ========

 THE HARTFORD GLOBAL LEADERS FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...........   $ 534,659
Cash..........................................         135
Collateral for securities lending transactions
  (Note 2)....................................      81,690
Receivables:
  Unrealized appreciation on forward foreign
    currency contracts........................           3
  Investment securities sold..................      20,633
  Fund shares sold............................         680
  Dividends and interest......................       1,269
Other assets..................................          64
                                                 ---------
Total assets..................................     639,133
                                                 ---------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)..................................      81,690
  Investment securities purchased.............      13,410
  Fund shares redeemed........................         593
  Payable for distribution, investment
    advisory and management fees (Note 3).....         434
  Accrued Expenses............................          55
                                                 ---------
Total liabilities.............................      96,182
                                                 ---------
Net assets, at value..........................   $ 542,951
                                                 =========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 40,898 shares
  outstanding.................................   $ 672,296
Accumulated undistributed net investment
  income......................................      (1,151)
Accumulated net realized loss on investments
  and foreign currency transactions...........    (148,415)
Unrealized appreciation of investments in
  securities and the translations of assets
  and liabilities denominated in foreign
  currency....................................      20,221
                                                 ---------
Net assets....................................   $ 542,951
                                                 =========

Class A
  Net assets value per share ($344,680 / 25,722
    shares outstanding)............................  $13.40
                                                     ======
  Maximum offering price per share
    ($13.40 / 94.5%)...............................  $14.18
                                                     ======
Class B
  Net assets value per share ($91,493 / 7,008
    shares outstanding)............................  $13.06
                                                     ======
Class C
  Net assets value per share ($105,297 / 8,059
    shares outstanding)............................  $13.06
                                                     ======
  Maximum offering price per share
    ($13.06 / 99.0%)...............................  $13.19
                                                     ======
Class Y
  Net assets value per share ($1,481 / 109 shares
    outstanding)...................................  $13.63
                                                     ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $524,634.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2002, was $7,690, which represents 1.42% of total net assets.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2002

                                                     UNREALIZED
                            CONTRACT   DELIVERY     APPRECIATION
             MARKET VALUE    AMOUNT      DATE      (DEPRECIATION)
DESCRIPTION  ------------   --------   ---------   --------------
-----------
EURO (Sell)     $1,536       $1,533    05/03/2002      $   3
GBP (Buy)        1,336        1,336    05/03/2002         --
GBP (Sell)       1,573        1,573    05/02/2002         --
                                                       -----
                                                       $   3
                                                       =====

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD FOCUS FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
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--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 96.0%
            BASIC MATERIALS -- 3.0%
     130    Alcoa, Inc. .........................   $  4,424
                                                    --------
            CAPITAL GOODS -- 4.2%
     140    Boeing Co. ..........................      6,244
                                                    --------
            CONSUMER CYCLICAL -- 6.1%
      90    NIKE, Inc. Class B...................      4,800
     100    Safeway, Inc.(a).....................      4,195
                                                    --------
                                                       8,995
                                                    --------
            CONSUMER STAPLES -- 2.3%
      78    General Mills, Inc. .................      3,440
                                                    --------
            ENERGY -- 5.9%
     270    Halliburton Co. (with rights)........      4,587
      75    Schlumberger Ltd. ...................      4,106
                                                    --------
                                                       8,693
                                                    --------
            FINANCE -- 18.3%
      90    American International Group,
             Inc. ...............................      6,221
     150    Citigroup, Inc. .....................      6,495
     100    Franklin Resources, Inc. ............      4,190
      55    Goldman Sachs Group, Inc. ...........      4,331
     136    Merrill Lynch & Co., Inc. ...........      5,721
                                                    --------
                                                      26,958
                                                    --------
            HEALTH CARE -- 20.1%
     120    CVS Corp. ...........................      4,018
     130    Genzyme Corp. -- General
             Division(a).........................      5,322
     100    HCA, Inc. ...........................      4,779
     150    Pfizer, Inc. (with rights)...........      5,452
     200    Schering-Plough Corp. (with
             rights).............................      5,460
      80    Wyeth (with rights)..................      4,560
                                                    --------
                                                      29,591
                                                    --------
            SERVICES -- 7.3%
     210    Accenture Ltd. Class A(a)............      4,502
     330    AOL Time Warner, Inc. (with
             rights)(a)..........................      6,277
                                                    --------
                                                      10,779
                                                    --------
            TECHNOLOGY -- 26.1%
     250    AT&T Corp. ..........................      3,280
     540    Compaq Computer Corp. (with
             rights).............................      5,481
     230    General Electric Co. ................      7,256
     190    Intel Corp. .........................      5,436
      50    International Business Machines
             Corp. ..............................      4,188
     110    Microsoft Corp.(a)...................      5,749
     339    Oracle Corp. (with rights)(a)........      3,407
     200    Tyco International Ltd. (with
             rights).............................      3,690
                                                    --------
                                                      38,487
                                                    --------
            UTILITIES -- 2.7%
     100    El Paso Corp. (with rights)..........      4,000
                                                    --------
            Total common stock (cost $159,523)...   $141,611
                                                    ========

PRINCIPAL                                            MARKET
 AMOUNT                                             VALUE(C)
---------                                           --------
SHORT-TERM INVESTMENTS -- 13.7%
            FINANCE -- 13.7%
 $20,176    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $ 20,176
                                                    --------
            Total short-term investments
             (cost $20,176)......................   $ 20,176
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $179,699)(B)........................   $161,787
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $161,787
Receivables:
  Investment securities sold...................      5,366
  Fund shares sold.............................        515
  Dividends and interest.......................         52
Other assets...................................         13
                                                  --------
Total assets...................................    167,733
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............     19,892
  Fund shares redeemed.........................        189
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        140
  Accrued Expenses.............................         51
                                                  --------
Total liabilities..............................     20,272
                                                  --------
Net assets, at value...........................   $147,461
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 16,555 shares
  outstanding..................................   $164,008
Accumulated undistributed net investment
  loss.........................................       (774)
Accumulated net realized gain on investments...      2,139
Unrealized depreciation of investments.........    (17,912)
                                                  --------
Net assets.....................................   $147,461
                                                  ========

Class A
  Net assets value per share ($88,800 / 9,942
    shares outstanding)............................  $ 8.93
                                                     ======
  Maximum offering price per share
    ($8.93 / 94.5%)................................  $ 9.45
                                                     ======
Class B
  Net assets value per share ($24,748 / 2,789
    shares outstanding)............................  $ 8.87
                                                     ======

 THE HARTFORD FOCUS FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


Class C
  Net assets value per share ($33,449 / 3,772
    shares outstanding)............................  $ 8.87
                                                     ======
  Maximum offering price per share
    ($8.87 / 99.0%)................................  $ 8.96
                                                     ======
Class Y
  Net assets value per share ($464 / 52 shares
    outstanding)...................................  $ 8.97
                                                     ======

(a)  Presently not paying dividend income.
(b) At April 30, 2002, the cost of securities for federal income tax purposes is $179,718.
(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.56% of total net assets as of April 30, 2002.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD GROWTH FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 98.0%
            CAPITAL GOODS -- 2.5%
     34     General Dynamics Corp. ..............   $  3,340
     34     ITT Industries, Inc. ................      2,396
    154     Teradyne, Inc. (with rights)(a)......      5,087
                                                    --------
                                                      10,823
                                                    --------
            CONSUMER CYCLICAL -- 6.8%
     38     Bed Bath & Beyond, Inc.(a)...........      1,424
    275     Home Depot, Inc. ....................     12,733
     79     Newell Rubbermaid, Inc. (with
             rights).............................      2,487
    158     Target Corp. (with rights)...........      6,879
    103     Wal-Mart Stores, Inc. ...............      5,754
                                                    --------
                                                      29,277
                                                    --------
            CONSUMER STAPLES -- 2.3%
    127     PepsiCo, Inc. .......................      6,596
     62     Philip Morris Companies, Inc. .......      3,391
                                                    --------
                                                       9,987
                                                    --------
            ENERGY -- 0.6%
     73     GlobalSantaFe Corp. .................      2,551
                                                    --------
            FINANCE -- 13.1%
    256     ACE Ltd. ADR (with rights)...........     11,132
    210     American International Group,
             Inc. ...............................     14,487
    207     Citigroup, Inc. .....................      8,950
     33     Freddie Mac..........................      2,183
     82     Goldman Sachs Group, Inc. ...........      6,434
     84     Merrill Lynch & Co., Inc. ...........      3,544
    143     St. Paul Companies, Inc. ............      7,108
     32     UnitedHealth Group, Inc. ............      2,775
                                                    --------
                                                      56,613
                                                    --------
            HEALTH CARE -- 25.0%
    164     Abbott Laboratories (with rights)....      8,848
     31     AmerisourceBergen Corp. (with
             rights).............................      2,410
    308     AstraZeneca plc ADR..................     14,328
    208     Becton, Dickinson & Co. (with
             rights).............................      7,746
     98     Boston Scientific Corp.(a)...........      2,445
    141     CVS Corp. ...........................      4,714
    110     Genzyme Corp. -- General
             Division(a).........................      4,495
     83     Gilead Sciences, Inc.(a).............      2,574
     48     HCA, Inc. ...........................      2,313
     33     Laboratory Corporation of America
             Holdings (with rights)(a)...........      3,234
    116     Lilly (Eli) & Co. (with rights)......      7,635
    119     McKesson Corp. ......................      4,802
    556     Pharmacia Corp. (with rights)........     22,911
    208     Schering-Plough Corp. (with
             rights).............................      5,687
    197     Serono S.A. ADR(a)...................      3,906
    123     Waters Corp.(a)......................      3,315
    118     Wyeth (with rights)..................      6,698
                                                    --------
                                                     108,061
                                                    --------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            SERVICES -- 16.9%
    115     Accenture Ltd. Class A(a)............   $  2,470
    483     AOL Time Warner, Inc. (with
             rights)(a)..........................      9,183
    156     Cendant Corp.(a).....................      2,799
    156     Clear Channel Communications,
             Inc.(a).............................      7,305
    144     FedEx Corp.(a).......................      7,435
    182     First Data Corp. ....................     14,427
     58     Knight-Ridder, Inc. (with rights)....      3,879
    580     Liberty Media Corp. Class A(a).......      6,201
     77     Sabre Holdings Corp.(a)..............      3,590
     56     Scripps (E.W.) Co. Class A...........      4,463
    238     USA Networks, Inc.(a)................      7,128
     89     Viacom, Inc. Class B(a)..............      4,211
                                                    --------
                                                      73,091
                                                    --------
            TECHNOLOGY -- 30.3%
     89     Applied Materials, Inc.(a)...........      2,174
    795     Cisco Systems, Inc. (with
             rights)(a)..........................     11,653
    639     Dell Computer Corp. (with
             rights)(a)..........................     16,829
    417     EchoStar Communications Corp. Class
             A(a)................................     11,342
    593     General Electric Co. ................     18,719
    604     Intel Corp. .........................     17,275
    130     Intuit, Inc. (with rights)(a)........      5,089
    100     Lexmark International, Inc. (with
             rights)(a)..........................      6,008
    445     Microsoft Corp.(a)...................     23,256
    456     Oracle Corp. (with rights)(a)........      4,576
    320     Sanmina-SCI Corp. (with rights)(a)...      3,331
    344     Tyco International Ltd. (with
             rights).............................      6,338
    436     United Microelectronics Corp.
             ADR(a)..............................      4,399
                                                    --------
                                                     130,989
                                                    --------
            UTILITIES -- 0.5%
     53     El Paso Corp. (with rights)..........      2,104
                                                    --------
            Total common stock (cost $439,955)...   $423,496
                                                    ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.0%
            FINANCE -- 1.0%
 $4,472     Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f)...........   $  4,472
      8     U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current
             rate -- 1.56%.......................          8
                                                    --------
                                                       4,480
                                                    --------
            Total short-term investments (cost
             $4,480).............................   $  4,480
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $444,435)(B)..................   $427,976
                                                    ========

 THE HARTFORD GROWTH FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $427,976
Cash...........................................          5
Receivables:
  Investment securities sold...................      4,180
  Fund shares sold.............................        152
  Dividends and interest.......................        149
Other assets...................................        152
                                                  --------
Total assets...................................    432,614
                                                  --------
LIABILITIES
Payables:
  Fund shares redeemed.........................        214
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        326
Accrued Expenses...............................         87
                                                  --------
Total liabilities..............................        627
                                                  --------
Net assets, at value...........................   $431,987
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000 shares authorized; 31,285 shares
  outstanding..................................   $481,180
Accumulated undistributed net investment
  loss.........................................     (1,099)
Accumulated net realized loss on investments...    (31,635)
Unrealized depreciation of investments.........    (16,459)
                                                  --------
Net assets.....................................   $431,987
                                                  ========

Class A
  Net assets value per share ($2,306 / 164 shares
    outstanding)..................................  $14.03
                                                    ======
  Maximum offering price per share
    ($14.03 / 94.5%)..............................  $14.85
                                                    ======
Class B
  Net assets value per share ($456 / 36 shares
    outstanding)..................................  $12.78
                                                    ======
Class C
  Net assets value per share ($492 / 39 shares
    outstanding)..................................  $12.77
                                                    ======
  Maximum offering price per share
    ($12.77 / 99.0%)..............................  $12.90
                                                    ======
Class H
  Net assets value per share ($35,578 / 2,782
    shares outstanding)...........................  $12.79
                                                    ======
Class L
  Net assets value per share ($359,224 / 25,606
    shares outstanding)...........................  $14.03
                                                    ======
  Maximum offering price per share
    ($14.03 / 95.25%).............................  $14.73
                                                    ======
Class M
  Net assets value per share ($27,489 / 2,153
    shares outstanding)...........................  $12.77
                                                    ======
Class N
  Net assets value per share ($6,441 / 505 shares
    outstanding)..................................  $12.77
                                                    ======
Class Y
  Net assets value per share ($1 / # shares
    outstanding)..................................  $14.04
                                                    ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $445,748.

(c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.86% of total net assets as of April 30, 2002.

 # Due to the presentation of the financial statements in thousands, the shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD STOCK FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                           VALUE(C)
--------                                         ----------
COMMON STOCK -- 94.1%
           BASIC MATERIALS -- 6.3%
      98   3M Co. ............................   $   12,291
     900   Alcoa, Inc. .......................       30,627
     248   Caterpillar, Inc. (with rights)....       13,551
     822   Dow Chemical Co. ..................       26,140
     250   Gillette Co. (with rights).........        8,870
     300   International Paper Co. ...........       12,429
     400   Kimberly-Clark Corp. ..............       26,048
                                                 ----------
                                                    129,956
                                                 ----------
           CAPITAL GOODS -- 4.2%
     760   Boeing Co. ........................       33,878
     250   Illinois Tool Works, Inc. .........       18,025
     138   Northrop Grumman Corp. (with
            rights)...........................       16,627
     275   United Technologies Corp. .........       19,304
                                                 ----------
                                                     87,834
                                                 ----------
           CONSUMER CYCLICAL -- 7.3%
     560   Costco Wholesale Corp.(a)..........       22,516
     522   Home Depot, Inc. ..................       24,201
     436   NIKE, Inc. Class B.................       23,231
   1,069   Safeway, Inc.(a)...................       44,849
     653   Wal-Mart Stores, Inc. .............       36,477
                                                 ----------
                                                    151,274
                                                 ----------
           CONSUMER STAPLES -- 1.6%
     412   PepsiCo, Inc. .....................       21,357
     200   Weyerhaeuser Co....................       11,922
                                                 ----------
                                                     33,279
                                                 ----------
           ENERGY -- 6.9%
     334   Anadarko Petroleum Corp. (with
            rights)...........................       17,997
     284   Chevron Texaco Corp. (with
            rights)...........................       24,666
   1,550   Exxon Mobil Corp. .................       62,247
     761   Halliburton Co. (with rights)......       12,933
     450   Schlumberger Ltd. .................       24,638
                                                 ----------
                                                    142,481
                                                 ----------
           FINANCE -- 18.0%
     637   American Express Co. ..............       26,107
     720   American International Group,
            Inc. .............................       49,777
     600   Bank One Corp. ....................       24,522
   1,572   Citigroup, Inc. ...................       68,059
     760   FleetBoston Financial Corp. (with
            rights)...........................       26,828
     618   Franklin Resources, Inc. ..........       25,915
     300   Goldman Sachs Group, Inc. .........       23,625
     136   Household International, Inc. (with
            rights)...........................        7,957
     390   Marsh & McLennan Companies, Inc.
            (with rights).....................       39,421
     753   Merrill Lynch & Co., Inc. .........       31,572
     703   State Street Corp. (with rights)...       35,951
     500   U.S. Bancorp (with rights).........       11,850
                                                 ----------
                                                    371,584
                                                 ----------

                                                   MARKET
 SHARES                                           VALUE(C)
--------                                         ----------
           HEALTH CARE -- 15.0%
     600   Abbott Laboratories (with
            rights)...........................   $   32,370
     400   Amgen, Inc. (with rights)(a).......       21,152
     880   CVS Corp. .........................       29,462
     520   Genzyme Corp. -- General
            Division(a).......................       21,289
     600   HCA, Inc. .........................       28,674
     370   Johnson & Johnson..................       23,628
     300   Lilly (Eli) & Co. (with rights)....       19,815
   1,400   Pfizer, Inc. (with rights).........       50,890
     616   Pharmacia Corp. (with rights)......       25,389
   1,124   Schering-Plough Corp. (with
            rights)...........................       30,688
     175   Waters Corp.(a)....................        4,716
     400   Wyeth (with rights)................       22,800
                                                 ----------
                                                    310,873
                                                 ----------
           SERVICES -- 9.8%
     536   Accenture Ltd. Class A(a)..........       11,500
   2,661   AOL Time Warner, Inc. (with
            rights)(a)........................       50,612
     400   Automatic Data Processing, Inc. ...       20,336
     296   Computer Sciences Corp.(a).........       13,298
     400   Estee Lauder Companies, Inc. Class
            A.................................       14,460
     407   FedEx Corp.(a).....................       21,014
     670   Gannett Co., Inc. (with rights)....       49,111
   1,500   Liberty Media Corp. Class A(a).....       16,050
     218   Waste Management, Inc. ............        5,745
                                                 ----------
                                                    202,126
                                                 ----------
           TECHNOLOGY -- 21.9%
   2,097   Cisco Systems, Inc. (with
            rights)(a)........................       30,718
   3,261   Compaq Computer Corp. (with
            rights)...........................       33,101
     560   EMC Corp.(a).......................        5,123
     300   Emerson Electric Co. (with
            rights)...........................       16,017
   2,690   General Electric Co. ..............       84,857
     853   General Motors Corp. Class H --
            Hughes Electronics Corp.(a).......       12,782
   1,750   Intel Corp. .......................       50,076
     497   International Business Machines
            Corp. ............................       41,637
     355   Micron Technology, Inc.(a).........        8,411
   1,469   Microsoft Corp.(a).................       76,791
   2,466   Oracle Corp. (with rights)(a)......       24,762
     600   SBC Communications, Inc. ..........       18,636
     804   Solectron Corp. (with rights)(a)...        5,868
     650   Texas Instruments, Inc. (with
            rights)...........................       20,104
   1,055   Tyco International Ltd. (with
            rights)...........................       19,465
   2,180   WorldCom, Inc. -- WorldCom Group
            (with rights)(a)..................        5,405
                                                 ----------
                                                    453,753
                                                 ----------
           UTILITIES 3.1%
     475   El Paso Corp. (with rights)........       19,000
     465   Exelon Corp. ......................       25,244
     318   FPL Group, Inc. (with rights)......       20,209
                                                 ----------
                                                     64,453
                                                 ----------
           Total common stock (cost
            $2,277,259).......................   $1,947,613
                                                 ==========

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 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                           MARKET
 AMOUNT                                            VALUE(C)
---------                                         ----------
SHORT-TERM INVESTMENTS -- 6.6%
            FINANCE -- 6.6%
$136,133    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)................   $  136,133
                                                  ----------
            Total short-term investments (cost
             $136,133).........................   $  136,133
                                                  ==========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $2,413,392)(B)..............   $2,083,746
                                                  ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...........   $2,083,746
Receivables:
  Investment securities sold..................       42,552
  Fund shares sold............................        5,568
  Dividends and interest......................        1,139
                                                 ----------
Total assets..................................    2,133,005
                                                 ----------
LIABILITIES
Payables:
  Investment securities purchased.............       59,472
  Fund shares redeemed........................        2,261
  Payable for distribution, investment
    advisory and management fees (Note 3).....        1,444
Accrued Expenses..............................           93
                                                 ----------
Total liabilities.............................       63,270
                                                 ----------
Net assets, at value..........................   $2,069,735
                                                 ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 126,642 shares
  outstanding.................................   $2,579,675
Accumulated undistributed net investment
  loss........................................       (3,927)
Accumulated net realized loss on
  investments.................................     (176,367)
Unrealized depreciation of investments........     (329,646)
                                                 ----------
Net assets....................................   $2,069,735
                                                 ==========

Class A
  Net assets value per share ($1,129,014 / 67,812
    shares outstanding)..........................  $  16.65
                                                   ========
  Maximum offering price per share
    ($16.65 / 94.5%).............................  $  17.62
                                                   ========
Class B
  Net assets value per share ($476,484 / 29,888
    shares outstanding)..........................  $  15.94
                                                   ========
Class C
  Net assets value per share ($434,227 / 27,189
    shares outstanding)..........................  $  15.97
                                                   ========
  Maximum offering price per share
    ($15.97 / 99.0%).............................  $  16.13
                                                   ========
Class Y
  Net assets value per share ($30,010 / 1,753
    shares outstanding)..........................  $  17.12
                                                   ========

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $2,421,644.

(c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.50% of total net assets as of April 30, 2002.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


 THE HARTFORD VALUE FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 96.2%
            BASIC MATERIALS -- 18.9%
    55      Alcoa, Inc. .........................   $  1,858
     7      Ashland, Inc. (with rights)..........        302
    20      Caterpillar, Inc. (with rights)......      1,109
    15      Dow Chemical Co. ....................        483
    26      Du Pont (E.I.) de Nemours & Co. .....      1,157
    30      Goodyear Tire & Rubber Co. (with
             rights).............................        657
    32      Kimberly-Clark Corp. ................      2,077
     9      Nucor Corp. (with rights)............        503
    24      Stanley Works........................      1,106
                                                    --------
                                                       9,252
                                                    --------
            CAPITAL GOODS -- 1.3%
     4      Illinois Tool Works, Inc. ...........        274
    12      Teradyne, Inc. (with rights)(a)......        386
                                                    --------
                                                         660
                                                    --------
            CONSUMER CYCLICAL -- 5.1%
    39      Dollar General Corp. (with rights)...        619
    12      Family Dollar Stores, Inc. ..........        419
    12      May Department Stores Co. ...........        434
    19      NIKE, Inc. Class B...................      1,013
                                                    --------
                                                       2,485
                                                    --------
            CONSUMER STAPLES -- 4.8%
    18      Kellogg Co. .........................        636
    19      PepsiCo, Inc. .......................      1,002
    12      Weyerhaeuser Co. ....................        697
                                                    --------
                                                       2,335
                                                    --------
            ENERGY -- 9.8%
    10      Chevron Texaco Corp. (with rights)...        884
    58      Exxon Mobil Corp. ...................      2,322
    16      GlobalSantaFe Corp. .................        554
    21      National Fuel Gas Co. ...............        500
    10      Progress Energy, Inc. ...............        514
                                                    --------
                                                       4,774
                                                    --------
            FINANCE -- 30.8%
    28      ACE Ltd. ADR (with rights)...........      1,201
    15      Archstone-Smith Trust................        412
    14      Bank of America Corp. ...............        978
    10      Chubb Corp. (with rights)............        798
    10      CIGNA Corp. (with rights)............      1,134
    48      Citigroup, Inc. .....................      2,078
    10      Fannie Mae...........................        805
     8      Goldman Sachs Group (The), Inc. .....        622
    11      J.P. Morgan Chase & Co., Inc. .......        383
     6      Marsh & McLennan Companies, Inc.
             (with rights).......................        627
    40      National City Corp. .................      1,245
     8      PNC Financial Services Group, Inc.
             (with rights).......................        425
    14      St. Paul Companies, Inc. ............        687
     9      StanCorp Financial Group, Inc. ......        509

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            FINANCE -- (CONTINUED)
    53      Washington Mutual, Inc. (with
             rights).............................   $  2,002
    23      Wells Fargo & Co. (with rights)......      1,182
                                                    --------
                                                      15,088
                                                    --------
            HEALTH CARE -- 5.6%
     9      Abbott Laboratories (with rights)....        486
     9      Bard (C.R.), Inc. (with rights)......        500
    16      CVS Corp. ...........................        549
    21      Pharmacia Corp. (with rights)........        853
    12      Schering-Plough Corp. (with
             rights).............................        333
                                                    --------
                                                       2,721
                                                    --------
            SERVICES -- 3.3%
    29      Adelphia Communications Corp. Class
             A(a)................................        176
     9      Aramark Corp. Class B(a).............        241
    22      Comcast Corp. Special Class A(a).....        583
     #      Gannett Co., Inc. (with rights)......         22
    12      KPMG Consulting, Inc. (with
             rights)(a)..........................        214
    20      Republic Services, Inc.(a)...........        398
                                                    --------
                                                       1,634
                                                    --------
            TECHNOLOGY -- 12.0%
    15      Agere Systems, Inc. Class A(a).......         64
    42      AT&T Corp............................        552
     3      AT&T Wireless Services, Inc. (a).....         28
    11      Beckman Coulter, Inc. (with
             rights).............................        511
    35      BellSouth Corp. (with rights)........      1,074
    52      Compaq Computer Corp. (with
             rights).............................        532
    23      Dell Computer Corp. (with
             rights)(a)..........................        606
    12      Emerson Electric Co. (with rights)...        614
    35      Hewlett-Packard Co. .................        597
    38      Motorola, Inc. (with rights).........        585
    18      Tyco International Ltd. (with
             rights).............................        336
     9      Verizon Communications, Inc. ........        377
                                                    --------
                                                       5,876
                                                    --------
            TRANSPORTATION -- 2.5%
    13      Canadian National Railway Co. .......        627
    14      Shell Transport & Trading Co. plc
             ADR.................................        621
                                                    --------
                                                       1,248
                                                    --------
            UTILITIES -- 2.1%
     9      Exelon Corp. ........................        489
     7      FirstEnergy Corp. (with rights)......        246
     9      Scana Corp. .........................        297
                                                    --------
                                                       1,032
                                                    --------
            Total common stock (Cost $47,366)....   $ 47,105
                                                    ========
PREFERRED STOCKS -- 0.9%
            ENERGY -- 0.9%
    19      Petroleo Brasileiro S.A. ADR.........   $    435
                                                    --------
            Total preferred stocks (Cost $393)...   $    435
                                                    ========

 THE HARTFORD VALUE FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


PRINCIPAL                                           MARKET
AMOUNT                                              VALUE(C)
---------                                           --------
SHORT-TERM INVESTMENTS -- 1.4%
            FINANCE -- 1.4%
  $698      Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $    698
                                                    --------
            Total short-term investments
             (Cost $698).........................   $    698
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $48,457)(B).........................   $ 48,238
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value.............   $48,238
Cash............................................        16
Receivables:
  Investment securities sold....................       296
  Fund shares sold..............................       423
  Dividends and interest........................        74
                                                   -------
Total assets....................................    49,047
                                                   =======
LIABILITIES
Payables:
  Investment securities purchased...............        53
  Payable for distribution, investment advisory
    and management fees (Note 3)................        36
Accrued Expenses................................         2
                                                   -------
Total liabilities...............................        91
                                                   =======
Net assets, at value............................   $48,956
                                                   =======
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 5,245 shares
  outstanding...................................   $50,516
Accumulated undistributed net investment
  income........................................        68
Accumulated net realized loss on investments....    (1,409)
Unrealized depreciation of investments..........      (219)
                                                   =======
Net assets......................................   $48,956
                                                   =======

Class A
  Net assets value per share ($33,322 / 3,561
    shares outstanding)............................  $ 9.36
                                                     ======
  Maximum offering price per share
    ($9.36 / 94.5%)................................  $ 9.90
                                                     ======
Class B
  Net assets value per share ($5,588 / 602 shares
    outstanding)...................................  $ 9.28
                                                     ======
Class C
  Net assets value per share ($9,763 / 1,052 shares
    outstanding)...................................  $ 9.29
                                                     ======
  Maximum offering price per share
    ($9.29 / 99.0%)................................  $ 9.38
                                                     ======
Class Y
  Net assets value per share ($283 / 30 shares
    outstanding)...................................  $ 9.40
                                                     ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $48,457.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.58% of total net assets as of April 30, 2002.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars rounds to zero.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- 96.6%
            BASIC MATERIALS -- 5.6%
      39    Alcoa, Inc...........................   $  1,334
      68    Cambrex Corp.........................      2,802
     113    Du Pont (E.I.) de Nemours & Co.......      5,029
      78    Engelhard Corp. (with rights)........      2,376
     102    Freeport-McMoRan Copper & Gold, Inc.
             Class A (with rights)(a)............      1,819
      25    Gillette Co. (with rights)...........        876
      43    Kimberly-Clark Corp..................      2,794
      72    Precision Castparts Corp.............      2,543
      75    Sealed Air Corp.(a)..................      3,368
                                                    --------
                                                      22,941
                                                    --------
            CAPITAL GOODS -- 1.1%
      29    International Game Technology(a).....      1,844
      39    United Technologies Corp.............      2,709
                                                    --------
                                                       4,553
                                                    --------
            CONSUMER CYCLICAL -- 11.6%
      72    Bed Bath & Beyond, Inc.(a)...........      2,684
     105    Dillard's, Inc. Class A (with
             rights).............................      2,562
      72    Home Depot, Inc......................      3,339
      80    Kroger Co. (with rights)(a)..........      1,824
      97    Lowe's Companies, Inc. (with
             rights).............................      4,119
      95    McDonald's Corp......................      2,701
      89    Newell Rubbermaid, Inc. (with
             rights).............................      2,782
      58    NIKE, Inc. Class B...................      3,114
     179    Safeway, Inc.(a).....................      7,501
     119    Staples, Inc.(a).....................      2,378
     123    Target Corp. (with rights)...........      5,373
     163    Wal-Mart Stores, Inc.................      9,127
                                                    --------
                                                      47,504
                                                    --------
            CONSUMER STAPLES -- 6.0%
     118    Pepsi Bottling Group, Inc............      3,394
     112    PepsiCo, Inc.........................      5,792
     139    Philip Morris Companies, Inc.........      7,549
      42    Procter & Gamble Co..................      3,764
      59    R.J. Reynolds Tobacco Holdings, Inc.
             (with rights).......................      4,090
                                                    --------
                                                      24,589
                                                    --------
            ENERGY -- 5.8%
     139    Burlington Resources, Inc. (with
             rights).............................      6,185
      81    Chevron Texaco Corp. (with rights)...      7,014
     198    Exxon Mobil Corp.....................      7,958
     150    Halliburton Co. (with rights)........      2,545
                                                    --------
                                                      23,702
                                                    --------
            FINANCE -- 20.5%
     128    Ambac Financial Group, Inc...........      8,027
      73    American International Group, Inc....      5,064
      36    Anthem, Inc.(a)......................      2,442
     105    Bank of America Corp.................      7,589
      63    Bank of Hawaii Corp..................      1,791
     345    Citigroup, Inc.......................     14,941
     108    Fannie Mae...........................      8,493
      46    Golden West Financial Corp...........      3,132
      63    Investment Technology Group,
             Inc.(a).............................      2,877
      55    KeyCorp..............................      1,546

                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
            FINANCE -- (CONTINUED)
      54    Marsh & McLennan Companies, Inc.
             (with rights).......................   $  5,499
     114    Merrill Lynch & Co., Inc.............      4,798
      80    Morgan Stanley Dean Witter & Co.
             (with rights).......................      3,818
     140    UnionBanCal Corp.....................      6,795
     189    Wachovia Corp. (with rights).........      7,178
                                                    --------
                                                      83,990
                                                    --------
            HEALTH CARE -- 14.6%
     156    Abbott Laboratories (with rights)....      8,427
      34    AmerisourceBergen Corp. (with
             rights)(a)..........................      2,612
     122    Becton, Dickinson & Co. (with
             rights).............................      4,516
      30    Cephalon, Inc.(a)....................      1,788
     123    Genzyme Corp. -- General
             Division(a).........................      5,036
      43    HCA, Inc.............................      2,060
      27    Immunex Corp.(a).....................        725
      66    Lilly (Eli) & Co. (with rights)......      4,359
     119    McKesson Corp........................      4,823
      51    Merck & Co., Inc.....................      2,771
      75    Pfizer, Inc. (with rights)...........      2,713
     228    Pharmacia Corp. (with rights)........      9,390
     206    Schering-Plough Corp. (with
             rights).............................      5,632
      54    Watson Pharmaceuticals, Inc.(a)......      1,338
      60    Wyeth (with rights)..................      3,414
                                                    --------
                                                      59,604
                                                    --------
            SERVICES -- 6.7%
      86    Adelphia Communications Corp. Class
             A(a)................................        518
     251    AOL Time Warner, Inc. (with
             rights)(a)..........................      4,782
     100    First Data Corp......................      7,989
      47    Knight-Ridder, Inc. (with rights)....      3,136
     221    Liberty Media Corp. Class A(a).......      2,365
     390    Sun Microsystems, Inc. (with
             rights)(a)..........................      3,188
      94    USA Networks, Inc.(a)................      2,805
      98    Waste Management, Inc................      2,589
                                                    --------
                                                      27,372
                                                    --------
            TECHNOLOGY -- 21.0%
      29    Applied Materials, Inc.(a)...........        715
     431    AT&T Corp............................      5,660
     616    Cisco Systems, Inc. (with
             rights)(a)..........................      9,021
     360    Compaq Computer Corp. (with
             rights).............................      3,654
      85    Dell Computer Corp. (with
             rights)(a)..........................      2,242
     319    General Electric Co..................     10,071
     252    Intel Corp...........................      7,198
      68    International Business Machines
             Corp................................      5,721
      36    Lexmark International, Inc. (with
             rights)(a)..........................      2,164
      55    Lockheed Martin Corp.................      3,447
      74    Micron Technology, Inc.(a)...........      1,747
     249    Microsoft Corp.(a)...................     13,013
     235    Oracle Corp. (with rights)(a)........      2,359
     368    Palm, Inc. (with rights)(a)..........      1,166
     123    Rational Software Corp.(a)...........      1,791
     166    Sanmina-SCI Corp. (with rights)(a)...      1,728

 THE HARTFORD GROWTH AND INCOME FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


                                                     MARKET
 SHARES                                             VALUE(C)
---------                                           --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     159    Solectron Corp. (with rights)(a).....   $  1,159
     146    Sprint Corp. (PCS Group)(a)..........      1,638
     314    Sycamore Networks, Inc.(a)...........      1,060
     182    Tyco International Ltd. (with
             rights).............................      3,363
      52    VeriSign, Inc.(a)....................        486
     112    Verizon Communications, Inc..........      4,508
      73    Vitesse Semiconductor Corp.(a).......        435
     575    WorldCom, Inc. -- WorldCom Group
             (with rights)(a)....................      1,425
                                                    --------
                                                      85,771
                                                    --------
            TRANSPORTATION -- 1.0%
      62    Continental Airlines, Inc. Class B
             (with rights)(a)....................      1,609
      69    USFreightways Corp...................      2,298
                                                    --------
                                                       3,907
                                                    --------
            UTILITIES -- 2.7%
      48    Dominion Resources, Inc..............      3,188
      90    Dynegy, Inc. Class A.................      1,624
     115    Exelon Corp..........................      6,240
                                                    --------
                                                      11,052
                                                    --------
            Total common stock (cost $433,580)...   $394,985
                                                    ========

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 3.4%
            FINANCE -- 3.4%
 $13,682    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)..................   $ 13,682
       #    U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current
             rate -- 1.56%.......................          #
     165    U.S. Treasury Bill, 1.75%,
             6-20-2002(e)........................        165
                                                    --------
                                                      13,847
                                                    --------
            Total short-term investments (cost
             $13,847)............................     13,847
                                                    --------
            TOTAL INVESTMENTS IN SECURITIES (COST
             $447,427)(B)........................   $408,832
                                                    ========
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value..............    408,832
Cash.............................................        741
Receivables:
  Investment securities sold.....................      7,365
  Fund shares sold...............................        996
  Dividends and interest.........................        375
Other assets.....................................         94
                                                    --------
Total assets.....................................    418,403
                                                    --------
LIABILITIES
Payables:
  Investment securities purchased................   $  8,803
  Fund shares redeemed...........................        355
  Payable for distribution, investment advisory
    and management fees (Note 3).................        313
  Accrued Expenses...............................         57
                                                    --------
Total liabilities................................      9,528
                                                    --------
Net assets, at value.............................   $408,875
                                                    ========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 40,284 shares
  outstanding....................................   $496,893
Accumulated undistributed net investment
  loss...........................................       (815)
Accumulated net realized loss on investments.....    (47,803)
Unrealized depreciation of investments...........    (39,400)
                                                    --------
Net assets.......................................   $408,875
                                                    ========
Class A
  Net assets value per share ($288,201 / 28,164
    shares outstanding).............................  $10.23
                                                      ======
  Maximum offering price per share
    ($10.23 / 94.5%)................................  $10.83
                                                      ======
Class B
  Net assets value per share ($57,463 / 5,776
    shares outstanding).............................  $ 9.95
                                                      ======
Class C
  Net assets value per share ($62,692 / 6,294
    shares outstanding).............................  $ 9.96
                                                      ======
  Maximum offering price per share
    ($9.96 / 99.0%).................................  $10.06
                                                      ======
Class Y
  Net assets value per share ($519 / 50 shares
    outstanding)....................................  $10.44
                                                      ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes was $507,366.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents .89% of total net assets as of April 30, 2002.

(e)  Cash of $741 is pledged as initial margin deposit for 47 open
     Standard & Poor's 500 June 2002 Futures contracts. As of April 30, 2002, these contracts had a value of $12,657 with unrealized depreciation of $805.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


 THE HARTFORD DIVIDEND AND GROWTH FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCKS -- 94.1%
            BASIC MATERIALS -- 11.6%
    264     Abitibi-Consolidated, Inc. ........   $    2,376
    140     Alcan, Inc. .......................        5,121
    592     Alcoa, Inc. .......................       20,132
     93     Bowater, Inc. .....................        4,444
    287     Caterpillar, Inc. (with rights)....       15,660
    248     Dow Chemical Co. ..................        7,870
    576     Du Pont (E.I.) de Nemours & Co. ...       25,626
    310     Gillette Co. (with rights).........       10,999
    249     Goodyear Tire & Rubber Co. (with
             rights)...........................        5,549
    343     Imperial Chemical Industries plc
             ADR...............................        6,557
    261     Kimberly-Clark Corp. ..............       16,996
    244     Rohm & Haas Co. (with rights)......        9,062
    109     Temple-Inland, Inc. (with
             rights)...........................        5,776
                                                  ----------
                                                     136,168
                                                  ----------
            CAPITAL GOODS -- 4.2%
    292     Boeing Co. ........................       13,046
    229     Ingersoll-Rand Co. Class A (with
             rights)...........................       11,429
    255     Parker-Hannifin Corp. (with
             rights)...........................       12,727
    279     Pitney Bowes, Inc. (with rights)...       11,733
                                                  ----------
                                                      48,935
                                                  ----------
            CONSUMER CYCLICAL -- 7.9%
    179     Avery Dennison Corp. (with
             rights)...........................       11,478
    503     Delphi Corp. ......................        7,815
    287     Family Dollar Stores, Inc. ........        9,941
    552     Ford Motor Co. ....................        8,835
    606     McDonald's Corp. ..................       17,199
    253     Newell Rubbermaid, Inc. (with
             rights)...........................        7,941
    256     Petroleo Brasileiro S.A. ADR.......        6,310
    386     Safeway, Inc.(a)...................       16,197
    117     Wal-Mart Stores, Inc. .............        6,541
                                                  ----------
                                                      92,257
                                                  ----------
            CONSUMER STAPLES -- 7.5%
    449     EnCana Corp. ......................       14,130
    136     General Mills, Inc. ...............        5,995
    428     Philip Morris Companies, Inc. .....       23,302
    215     Procter & Gamble Co. ..............       19,433
    133     R.J. Reynolds Tobacco Holdings,
             Inc. (with rights) ...............        9,190
    272     Weyerhaeuser Co. ..................       16,184
                                                  ----------
                                                      88,234
                                                  ----------
            ENERGY -- 8.5%
    266     Chevron Texaco Corp. (with
             rights)...........................       23,082
    896     Exxon Mobil Corp. .................       35,986
    352     Halliburton Co. (with rights)......        5,980
    246     Royal Dutch Petroleum Co. NY
             Shares............................       12,877
    188     Schlumberger Ltd. .................       10,298
    155     Total Fina Elf S.A. ADR............       11,705
                                                  ----------
                                                      99,928
                                                  ----------
            FINANCE -- 18.7%
    133     ACE Ltd. ADR (with rights).........        5,779
    220     AFLAC, Inc. .......................        6,575

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
            FINANCE -- (CONTINUED)
    207     American International Group,
             Inc. .............................   $   14,329
    265     Bank of Hawaii Corp. ..............        7,550
    193     BB&T Corp. (with rights)...........        7,349
     99     CIGNA Corp. (with rights)..........       10,835
    626     Citigroup, Inc. ...................       27,101
    282     FleetBoston Financial Corp. (with
             rights)...........................        9,969
    377     Franklin Resources, Inc. ..........       15,805
    194     Freddie Mac........................       12,704
    203     J.P. Morgan Chase & Co.............        7,115
    128     Kimco Realty Corp. ................        4,093
     67     Marsh & McLennan Companies, Inc.
             (with rights).....................        6,782
    178     MBIA, Inc. ........................        9,618
    289     Merrill Lynch & Co., Inc. .........       12,129
     71     People's Bank......................        1,879
    121     PNC Financial Services Group, Inc.
             (with rights).....................        6,695
    338     Synovus Financial Corp. (with
             rights)...........................        9,140
    391     U.S. Bancorp (with rights).........        9,262
     72     UnionBanCal Corp. .................        3,499
    457     Wachovia Corp. (with rights).......       17,384
    141     XL Capital Ltd. Class A (with
             rights)...........................       13,341
                                                  ----------
                                                     218,933
                                                  ----------
            HEALTH CARE -- 9.1%
    342     Abbott Laboratories (with
             rights)...........................       18,446
    186     AstraZeneca plc ADR................        8,658
    217     Becton, Dickinson & Co. (with
             rights)...........................        8,066
    303     CVS Corp. .........................       10,148
    166     HCA, Inc. .........................        7,919
    196     McKesson Corp. ....................        7,904
    145     Merck & Co., Inc. .................        7,885
    538     Pharmacia Corp. (with rights)......       22,197
    573     Schering-Plough Corp. (with
             rights)...........................       15,637
                                                  ----------
                                                     106,860
                                                  ----------
            SERVICES -- 4.3%
    223     Comcast Corp. Special Class A(a)...        5,965
    147     FedEx Corp.(a).....................        7,601
    221     Gannett Co., Inc. (with rights)....       16,221
    121     Knight-Ridder, Inc. (with
             rights)...........................        8,107
    490     Waste Management, Inc. ............       12,904
                                                  ----------
                                                      50,798
                                                  ----------
            TECHNOLOGY -- 12.6%
    396     AOL Time Warner, Inc. (with
             rights)(a)........................        7,522
    550     AT&T Corp. ........................        7,219
  1,078     AT&T Wireless Services, Inc.(a)....        9,653
    526     BellSouth Corp. (with rights)......       15,952
    173     Emerson Electric Co. (with
             rights)...........................        9,220
    194     General Electric Co. ..............        6,136
    947     Hewlett-Packard Co. ...............       16,190

 THE HARTFORD DIVIDEND AND GROWTH FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
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
                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
    273     International Business Machines
             Corp. ............................   $   22,893
     63     Lockheed Martin Corp. .............        3,969
    130     Microsoft Corp.(a).................        6,789
    723     Motorola, Inc. (with rights).......       11,128
    789     Solectron Corp. (with rights)(a)...        5,762
    129     Tyco International Ltd. (with
             rights)...........................        2,376
    584     Verizon Communications, Inc. ......       23,438
                                                  ----------
                                                     148,247
                                                  ----------
            TRANSPORTATION -- 3.3%
    279     CP Railway Ltd. ADR................        5,819
    142     CSX Corp. (with rights)............        5,136
    374     Delta Air Lines, Inc. (with
             rights)...........................       10,358
    255     Union Pacific Corp. ...............       14,502
    104     USFreightways Corp. ...............        3,485
                                                  ----------
                                                      39,300
                                                  ----------
            UTILITIES -- 6.4%
    240     Constellation Energy Group,
             Inc. .............................        7,645
     89     Dominion Resources, Inc. ..........        5,931
    353     Exelon Corp. ......................       19,159
    363     FirstEnergy Corp. (with rights)....       12,081
    284     FPL Group, Inc. (with rights)......       18,031
    280     Pinnacle West Capital Corp. (with
             rights)...........................       12,261
                                                  ----------
                                                      75,108
                                                  ----------
            Total common stock (cost
             $1,092,796).......................   $1,104,768
                                                  ==========
PREFERRED STOCKS -- 0.4%
            ENERGY -- 0.3%
      1     KeySpan Corp., Conv. 8.75%.........   $    3,700
                                                  ----------
            FINANCE -- 0.1%
     20     Ford Motor Co. Capital Trust II,
             Conv. 6.50%.......................        1,126
                                                  ----------
            Total preferred stocks (cost
             $4,700)...........................   $    4,826
                                                  ==========

                                        STANDARD
PRINCIPAL                              AND POOR'S    MARKET
 AMOUNT                                  RATING     VALUE(C)
---------                              ----------   --------
 CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            SERVICES -- 0.2%
   3,760    Tribune Co., 2.00% Conv.       A-       $  2,613
             (PHONES -- America
             Online) 5-15-2029(e)....
                                                    --------
                                                    $  2,613
            Total corporate bonds:
             investment grade (cost
             $5,430).................
                                                    ========

PRINCIPAL                                           MARKET
 AMOUNT                                            VALUE(C)
---------                                         ----------
SHORT-TERM INVESTMENTS -- 5.8%
            FINANCE -- 5.8%
 $68,545    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f)................   $   68,545
                                                  ----------
            Total short-term investments (cost
             $68,545)..........................   $   68,545
                                                  ==========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $1,171,471)(B)..............   $1,180,752
                                                  ==========

STATEMENTS OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value...........   $1,180,752
Cash..........................................            4
Receivables:
  Investment securities sold..................        3,215
  Fund shares sold............................        7,182
  Dividends and interest......................        1,094
Other assets..................................          136
                                                 ----------
Total assets..................................    1,192,383
                                                 ----------
LIABILITIES
Payables:
  Investment securities purchased.............       16,553
  Fund shares redeemed........................          504
  Payable for investment advisory and
    management fees (Note 3)..................          755
Accrued Expenses..............................           40
                                                 ----------
Total liabilities.............................       17,852
                                                 ----------
Net assets, at value..........................   $1,174,531
                                                 ==========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 72,552 shares
  outstanding.................................   $1,171,235
Accumulated undistributed net investment
  loss........................................         (960)
Accumulated net realized loss on
  investments.................................       (5,025)
Unrealized appreciation of investments........        9,281
                                                 ----------
Net assets....................................   $1,174,531
                                                 ==========

The accompanying notes are an integral part of this financial statement.

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
Class A
  Net assets value per share ($795,077 / 48,926
    shares outstanding)...........................  $16.25
                                                    ======
  Maximum offering price per share
    ($16.25 / 94.5%)..............................  $17.20
                                                    ======
Class B
  Net assets value per share ($200,965 / 12,504
    shares outstanding)...........................  $16.07
                                                    ======
Class C
  Net assets value per share ($170,425 / 10,631
    shares outstanding)...........................  $16.03
                                                    ======
  Maximum offering price per share
    ($16.03 / 99.0%)..............................  $16.19
                                                    ======
Class Y
  Net assets value per share ($8,064 / 491 shares
    outstanding)..................................  $16.44
                                                    ======

(a)  Presently not paying dividend income.

(b) At April 30, 2002, the cost of securities for federal income tax purposes was $1,175,690.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.07% of total net assets as of April 30, 2002.

(e)  PHONES (Participation Hybrid Option Note Exchangeable
     Securities) are debt securities which entitle the holder to the principal value or an amount based upon the market value of the referenced security.

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 THE HARTFORD ADVISERS FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
COMMON STOCK -- 60.3%
            BASIC MATERIALS -- 4.2%
      79    3M Co. ............................   $    9,951
     687    Alcoa, Inc. .......................       23,375
      71    Caterpillar, Inc. (with rights)....        3,873
     657    Dow Chemical Co. ..................       20,891
     340    Gillette Co. (with rights).........       12,063
     246    International Paper Co. ...........       10,179
     428    Kimberly-Clark Corp. ..............       27,845
                                                  ----------
                                                     108,177
                                                  ----------
            CAPITAL GOODS -- 3.1%
     600    Boeing Co. ........................       26,765
     250    Illinois Tool Works, Inc. .........       18,025
     112    Northrop Grumman Corp. (with
             rights)...........................       13,514
     301    United Technologies Corp. .........       21,114
                                                  ----------
                                                      79,418
                                                  ----------
            CONSUMER CYCLICAL -- 4.6%
     443    Costco Wholesale Corp.(a)..........       17,817
     399    Home Depot, Inc. ..................       18,492
     344    NIKE, Inc. Class B.................       18,351
     867    Safeway, Inc.(a)...................       36,379
     499    Wal-Mart Stores, Inc. .............       27,874
                                                  ----------
                                                     118,913
                                                  ----------
            CONSUMER STAPLES -- 1.0%
     326    PepsiCo, Inc. .....................       16,899
     160    Weyerhaeuser Co. ..................        9,537
                                                  ----------
                                                      26,436
                                                  ----------
            ENERGY -- 4.6%
     316    Anadarko Petroleum Corp. (with
             rights)...........................       16,996
     250    Chevron Texaco Corp. (with
             rights)...........................       21,678
   1,184    Exxon Mobil Corp. .................       47,565
     613    Halliburton Co. (with rights)......       10,410
     389    Schlumberger Ltd. .................       21,276
                                                  ----------
                                                     117,925
                                                  ----------
            FINANCE -- 10.8%
     500    American Express Co. ..............       20,484
     542    American International Group,
             Inc. .............................       37,489
     470    Bank One Corp. ....................       19,213
   1,137    Citigroup, Inc. ...................       49,242
      24    Dime Bancorp, Inc. (Warrants)(a)...            4
     627    FleetBoston Financial Corp. (with
             rights)...........................       22,130
     579    Franklin Resources, Inc. ..........       24,252
     200    Goldman Sachs Group, Inc. .........       15,750
      28    Household International, Inc. (with
             rights)...........................        1,638
     309    Marsh & McLennan Companies, Inc.
             (with rights).....................       31,254
     580    Merrill Lynch & Co., Inc. .........       24,317
     510    State Street Corp. (with rights)...       26,086
     326    U.S. Bancorp (with rights).........        7,726
                                                  ----------
                                                     279,585
                                                  ----------

                                                    MARKET
 SHARES                                            VALUE(C)
---------                                         ----------
            HEALTH CARE -- 9.9%
     481    Abbott Laboratories (with
             rights)...........................   $   25,955
     298    Amgen, Inc. (with rights)(a).......       15,758
     800    CVS Corp...........................       26,784
     420    Genzyme Corp. -- General
             Division(a).......................       17,195
     554    HCA, Inc. .........................       26,452
     293    Johnson & Johnson..................       18,692
     248    Lilly (Eli) & Co. (with rights)....       16,380
   1,080    Pfizer, Inc. (with rights).........       39,276
     502    Pharmacia Corp. (with rights)......       20,681
     906    Schering-Plough Corp. (with
             rights)...........................       24,723
     200    Waters Corp.(a)....................        5,390
     316    Wyeth (with rights)................       18,018
                                                  ----------
                                                     255,304
                                                  ----------
            SERVICES -- 6.4%
     790    Accenture Ltd. Class A(a)..........       16,938
   1,982    AOL Time Warner, Inc. (with
             rights)(a)........................       37,694
     332    Automatic Data Processing, Inc. ...       16,879
     283    Computer Sciences Corp.(a).........       12,688
     320    Estee Lauder Companies, Inc. Class
             A.................................       11,568
     374    FedEx Corp.(a).....................       19,299
     474    Gannett Co., Inc. (with rights)....       34,744
   1,130    Liberty Media Corp. Class A(a).....       12,096
     189    Waste Management, Inc. ............        4,973
                                                  ----------
                                                     166,879
                                                  ----------
            TECHNOLOGY -- 13.7%
       #    @Track Communications, Inc.
             (Warrants)(a)(f)..................            #
   1,766    Cisco Systems, Inc. (with
             rights)(a)........................       25,866
   2,609    Compaq Computer Corp. (with
             rights)...........................       26,479
     363    EMC Corp.(a).......................        3,315
     281    Emerson Electric Co. (with
             rights)...........................       15,024
   1,946    General Electric Co. ..............       61,409
     677    General Motors Corp. Class H --
             Hughes Electronics Corp.(a).......       10,141
   1,385    Intel Corp. .......................       39,625
     392    International Business Machines
             Corp. ............................       32,876
     278    Micron Technology, Inc.(a).........        6,598
   1,170    Microsoft Corp.(a).................       61,144
   1,995    Oracle Corp. (with rights)(a)......       20,034
     498    SBC Communications, Inc. ..........       15,456
     583    Solectron Corp. (with rights)(a)...        4,254
     497    Texas Instruments, Inc. (with
             rights)...........................       15,369
     767    Tyco International Ltd. (with
             rights)...........................       14,151
   1,327    WorldCom, Inc. -- WorldCom Group
             (with rights)(a)..................        3,290
                                                  ----------
                                                     355,031
                                                  ----------
            UTILITIES -- 2.0%
     394    El Paso Corp. (with rights)........       15,746
     350    Exelon Corp........................       19,005
     258    FPL Group, Inc. (with rights)......       16,349
                                                  ----------
                                                      51,100
                                                  ----------
            Total common stock
             (cost $1,735,782).................   $1,558,768
                                                  ==========

The accompanying notes are an integral part of this financial statement.

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
                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
 ASSET BACKED SECURITIES -- 0.1%
            FINANCE -- 0.1%
 $   438    Money Store Home Improvement
             Trust,
             7.41%, Ser 1999-1
             Class M1 5-15-2017.........  AA               453
   1,500    Standard Credit Card Master
             Trust,
             8.45%, Ser 1995-1 Class B
             1-7-2007...................  A              1,633
                                                      --------
            Total asset backed
             securities
             (cost $2,003)..............
                                                         2,086
                                                      --------

PRINCIPAL
 AMOUNT
---------
CORPORATE BONDS: INVESTMENT GRADE -- 13.6%
            BASIC MATERIALS -- 1.2%
 $ 2,000    Alcan, Inc.,
             7.25%, 11-1-2028...........  A-          $  2,122
   7,000    Alcoa, Inc.,
             7.375%, 8-1-2010...........  A+             7,589
     600    Georgia-Pacific Corp.,
             9.625%, 3-15-2022..........  BBB-             581
     500    ICI Wilmington, Inc.,
             6.95%, 9-15-2004...........  BBB              513
   1,000    Praxiar, Inc.,
             6.15%, 4-15-2003...........  BBB+           1,030
   7,000    Rohm & Haas Co.,
             7.40%, 7-15-2009...........  A-             7,652
   4,000    Vulcan Materials, Inc.,
             5.75%, 4-1-2004............  A+             4,123
   7,000    Westvaco Corp.,
             7.95%, 2-15-2031...........  BBB            7,410
                                                      --------
                                                        31,020
                                                      --------
            CAPITAL GOODS -- 0.6%
   5,000    Eaton Corp.,
             6.95%, 11-15-2004..........  A-             5,329
   2,000    Parker-Hannifin Corp.,
             5.65%, 9-15-2003...........  A              2,060
   2,000    Pitney Bowes, Inc.,
             5.50%, 4-15-2004...........  AA             2,070
   7,000    United Technologies Corp.,
             7.125%, 11-15-2010.........  A+             7,526
                                                      --------
                                                        16,985
                                                      --------
            CONSUMER CYCLICAL -- 1.2%
   4,000    Albertson's, Inc.,
             6.55%, 8-1-2004............  BBB+           4,187
   5,000    DaimlerChrysler N.A. Holding
             Corp.,
             7.125%, 4-10-2003..........  BBB+           5,140

                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
            CONSUMER CYCLICAL -- (CONTINUED)
 $   500    DaimlerChrysler N.A. Holding
             Corp.,
             7.40%, 1-20-2005...........  BBB+        $    524
     250    DaimlerChrysler N.A. Holding
             Corp.,
             7.75%, 1-18-2011...........  BBB+             267
   1,345    Dayton Hudson Corp.,
             5.875%, 11-1-2008..........  A+             1,358
     250    Federated Department Stores,
             Inc.,
             6.30%, 4-1-2009............  BBB+             249
     500    Ford Motor Co.,
             6.375%, 2-1-2029...........  BBB+             415
   7,000    Ford Motor Co.,
             6.625%, 10-1-2028..........  BBB+           5,892
   5,000    Home Depot, Inc.,
             6.50%, 9-15-2004...........  AA             5,280
     250    Safeway, Inc.,
             7.25%, 2-1-2031............  BBB              258
     250    Sysco Corp.,
             6.50%, 8-1-2028............  AA-              244
   6,000    Wal-Mart Stores, Inc.,
             6.875%, 8-10-2009..........  AA             6,430
                                                      --------
                                                        30,244
                                                      --------
            CONSUMER STAPLES -- 1.8%
   2,500    Alberto-Culver Co.,
             8.25%, 11-1-2005...........  BBB+           2,698
     250    Anheuser-Busch Companies,
             Inc.,
             7.55%, 10-1-2030...........  A+               285
   2,000    Archer-Daniels-Midland Co.,
             8.125%, 6-1-2012...........  A+             2,282
   5,000    Archer-Daniels-Midland Co.,
             7.00%, 2-1-2031............  A+             5,122
   7,000    Clorox Co.,
             6.125%, 2-1-2011...........  A+             6,864
     250    Coca-Cola Bottling Co.,
             6.375%, 5-1-2009...........  BBB              250
     250    Coca-Cola Enterprises, Inc.,
             8.50%, 2-1-2022............  A                297
   2,000    Colgate-Palmolive Co.,
             5.58%, 11-6-2008...........  AA-            2,031
   4,906    Conagra Foods, Inc.,
             6.70%, 8-1-2027............  BBB+           5,003
   2,000    Hershey Foods Corp.,
             7.20%, 8-15-2027...........  A+             2,172
     500    Pepsi Bottling Group, Inc.,
             7.00%, Ser B 3-1-2029......  A-               525
   7,000    PepsiAmericas, Inc.,
             5.95%, 2-15-2006...........  A-             7,155
   3,000    PepsiAmericas, Inc.,
             6.375%, 5-1-2009...........  A-             2,965
     250    Proctor & Gamble Co.,
             6.875%, 9-15-2009..........  AA-              271

 THE HARTFORD ADVISERS FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
 $ 7,000    Proctor & Gamble Corp.,
             9.36%, Ser A 1-1-2021......  AA-         $  8,857
                                                      --------
                                                        46,777
                                                      --------
            ENERGY -- 0.3%
   7,000    BP Amoco plc,
             5.90%, 4-15-2009...........  AA+            7,132
     500    Conoco, Inc.,
             6.95%, 4-15-2029...........  BBB+             509
     250    Valero Energy Corp.,
             8.375%, 6-15-2005..........  BBB              273
     300    Williams Companies, Inc.,
             7.50%, Ser A 1-15-2031.....  BBB              273
                                                      --------
                                                         8,187
                                                      --------
            FINANCE -- 4.4%
   3,000    ACE INA Holdings Corp.,
             8.30%, 8-15-2006...........  A-             3,320
   2,000    Allmerica Financial Corp.,
             7.625%, 10-15-2025.........  A-             1,931
   2,000    Allstate Corp.,
             6.75%, 5-15-2018...........  A+             1,972
   1,900    Allstate Corp.,
             6.75%, 6-15-2003...........  A+             1,979
   2,005    American Express Co.,
             6.875%, 11-1-2005..........  A+             2,130
     250    American General Corp.,
             6.625%, 2-15-2029..........  AAA              247
   7,000    American Reinsurance Corp.,
             7.45%, Ser B 12-15-2026....  AA             7,429
   1,420    Amerus Group Inc.,
             6.95%, 6-15-2005...........  BBB+           1,447
   7,000    Apache Finance Corp.,
             7.00%, 3-15-2009...........  A-             7,344
     500    Aristar, Inc.,
             7.25%, 6-15-2006...........  A-               530
   2,000    Associates Corp. N.A.,
             6.00%, 7-15-2005...........  AA-            2,095
   2,000    AXA Financial, Inc.,
             7.00%, 4-1-2028............  A+             1,991
   3,000    Bank One Corp.,
             6.50%, 2-1-2006............  A              3,142
   3,000    Bank One Corp.,
             6.875%, 8-1-2006...........  A              3,186
     500    BankAmerica Corp.,
             6.20%, 2-15-2006...........  A                519
   2,000    Bayerische Landesbank NY,
             5.65%, 2-1-2009............  AAA            1,976
     250    Boeing Capital Corp.,
             6.10%, 3-1-2011............  A+               249
     500    BSCH Issuance Ltd.,
             7.625%, 11-3-2009..........  A                538
     250    Capital One Bank,
             6.875%, 2-1-2006...........  BBB-             250

                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
            FINANCE -- (CONTINUED)
 $ 1,000    Cigna Corp.,
             6.375%, 1-15-2006..........  A+          $  1,032
   1,260    Cigna Corp.,
             7.40%, 5-15-2007...........  A+             1,345
     750    CIT Group, Inc.,
             7.375%, 3-15-2003..........  A-               744
   1,000    Citibank Credit Card
             Master Trust I,
             6.90%, Ser 1999-7
             Class B 11-15-2006.........  A              1,060
     500    Citigroup, Inc.,
             6.50%, 1-18-2011...........  AA-              512
   2,725    ERAC USA Finance Co.,
             7.35%, 6-15-2008(g)........  BBB+           2,842
  10,000    Financing Corp.,
             9.80%, 4-6-2018............  Aaa*          13,610
     545    First Union National Bank,
             5.80%, 12-1-2008...........  A                544
     500    General Motors Acceptance
             Corp.,
             6.15%, 4-5-2007............  BBB+             503
   7,000    General Motors Acceptance
             Corp.,
             8.00%, 11-1-2031...........  BBB+           7,339
     500    Goldman Sachs Group, Inc.,
             6.65%, 5-15-2009...........  A+               511
     250    Heller Financial, Inc.,
             6.375%, 3-15-2006..........  AAA              261
     500    Household Finance Corp.,
             6.00%, 5-1-2004............  A                508
     500    J.P. Morgan Chase & Co.,
             6.75%, 2-1-2011............  A+               506
   2,000    Jackson National Life
             Insurance Co.,
             8.15%, 3-15-2027(g)........  AA             2,146
   2,000    John Hancock Financial
             Services Inc.,
             7.375%, 2-15-2024(g).......  AA-            1,995
   2,755    Key Bank NA, Inc.,
             5.80%, 4-1-2004............  A              2,828
     250    KeyCorp Capital II,
             6.875%, 3-17-2029..........  BBB              227
     250    Korea Development Bank,
             7.125%, 4-22-2004..........  BBB+             264
     500    Lehman Brothers Holdings,
             Inc.,
             7.875%, 11-1-2009..........  A                540
   5,000    Liberty Mutual Insurance,
             8.20%, 5-4-2007(g).........  A-             5,237
   1,000    MBIA, Inc.,
             7.00%, 12-15-2025..........  AA               986
     500    Mellon Financial Corp.,
             6.375%, 2-15-2010..........  A                507
     250    Morgan Stanley Dean Witter &
             Co., 7.75%, 6-15-2005......  AA-              271

The accompanying notes are an integral part of this financial statement.

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
                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   250    National City Corp.,
             6.875%, 5-15-2019..........  A-          $    249
     500    NBD Bancorp,
             7.125%, 5-15-2007..........  A-               533
   2,000    New England Mutual Life In-
             surance Co.,
             7.875%, 2-15-2024(g).......  A+             2,080
   7,000    Provident Companies, Inc.,
             7.00%, 7-15-2018...........  A-             6,615
   2,000    Prudential Funding LLC,
             6.75%, 9-15-2023(g)........  A2*            1,782
     500    Prudential Insurance Co. of
             America,
             6.375%, 7-23-2006(f).......  A+               515
     500    ReliaStar Financial Corp.,
             8.00%, 10-30-2006..........  AA-              544
     250    Republic New York Capital I,
             7.75%, 11-15-2026..........  A-               247
     500    Salomon Smith Barney Hold-
             ings, Inc.,
             5.875%, 3-15-2006..........  AA-              514
     500    St. Paul Bancorp, Inc.,
             7.125%, 2-15-2004..........  BBB+             525
     200    State Street Corp.,
             7.65%, 6-15-2010...........  A+               222
     500    Texaco Capital, Inc.,
             8.625%, 6-30-2010..........  AA               584
     500    Textron Financial Corp.,
             7.125%, 12-9-2004..........  A-               515
   2,000    Torchmark Corp.,
             8.25%, 8-15-2009...........  A              2,082
   2,000    Toyota Motor Credit Corp.,
             5.50%, 12-15-2008..........  AAA            1,992
   1,000    UnitedHealth Group, Inc.,
             6.60%, 12-1-2003...........  A              1,044
     250    Verizon Global Funding
             Corp.,
             7.25%, 12-1-2010             A+               251
     250    Verizon Global Funding
             Corp.,
             7.75%, 12-1-2030...........  A+               247
   3,000    Wachovia Corp.,
             5.625%, 12-15-2008.........  A-             2,943
     500    Wells Fargo Bank N.A.,
             6.45%, 2-1-2011............  A+               512
   2,165    XL Capital Europe plc,
             6.50%, 1-15-2012...........  A+             2,184
                                                      --------
                                                       114,773
                                                      --------
            HEALTH CARE -- 0.3%
   2,000    American Home Products
             Corp.,
             7.25%, 3-1-2023............  A              2,077
   2,000    Becton Dickinson & Co.,
             6.70%, 8-1-2028............  A+             1,970
     375    Bristol-Myers Squibb Co.,
             6.80%, 11-15-2026..........  AAA              387

                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
            HEALTH CARE -- (CONTINUED)
 $   150    Cardinal Health, Inc.,
             6.75%, 2-15-2011...........  A           $    157
   3,000    Pharmacia Corp.,
             6.60%, 12-1-2028...........  AA-            2,999
                                                      --------
                                                         7,590
                                                      --------
            SERVICES -- 0.8%
     250    Clear Channel Communica-
             tions, Inc.,
             7.65%, 9-15-2010...........  BBB-             252
   7,000    Comcast Cable Communica-
             tions, Inc.,
             6.875%, 6-15-2009..........  BBB            6,829
     500    Comcast Cable Communica-
             tions, Inc.,
             8.50%, 5-1-2027............  BBB              552
     250    Liberty Media Corp.,
             8.25%, 2-1-2030............  BBB-             237
     500    Park Place Entertainment
             Corp.,
             8.50%, 11-15-2006..........  BBB-             526
     500    Viacom, Inc.,
             7.625%, 1-15-2016..........  A-               546
   7,000    Viacom, Inc.,
             7.70%, 7-30-2010...........  A-             7,466
   3,000    Washington Post Co.,
             5.50%, 2-15-2009...........  A+             2,948
     250    Waste Management, Inc.,
             7.375%, 8-1-2010...........  BBB              257
                                                      --------
                                                        19,613
                                                      --------
            TECHNOLOGY -- 1.8%
     250    AirTouch Communications,
             Inc.,
             6.65%, 5-1-2008............  A                258
     500    ALLTEL Corp.,
             6.80%, 5-1-2029............  A                429
     750    AT&T Corp.,
             7.30%, 11-15-2011(g).......  BBB+             688
   2,545    AT&T Corp.,
             8.00%, 11-15-2031(g).......  BBB+           2,237
     250    AT&T Wireless Services,
             Inc.,
             8.75%, 3-1-2031............  BBB              245
   1,000    Computer Associates Interna-
             tional, Inc.,
             6.50%, Ser B 4-15-2008.....  BBB+             854
     500    Cox Communications, Inc.,
             6.40%, 8-1-2008............  BBB              482
   2,000    Danaher Corp.,
             6.00%, 10-15-2008..........  A+             1,988
     250    Deutsche Telekom
             International Financial
             B.V.,
             8.25%, 6-15-2030...........  BBB+             261
     250    France Telecom S.A.,
             8.25%, 3-1-2011............  BBB+             254

 THE HARTFORD ADVISERS FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
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
                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
 $   250    GTE Corp.,
             7.51%, 4-1-2009............  A+          $    258
   5,000    Hewlett-Packard Co.,
             7.15%, 6-15-2005...........  A-             5,252
     250    Koninklijke KPN N.V.,
             8.375%, 10-1-2030..........  BBB-             256
     500    Lockheed Martin Corp.,
             7.65%, 5-1-2016............  BBB              552
   1,580    Motorola, Inc.,
             7.60%, 1-1-2007............  BBB+           1,570
   1,000    New York Telephone Co.,
             6.00%, 4-15-2008...........  A+               977
     400    Raytheon Co.,
             7.20%, 8-15-2027...........  BBB-             401
   2,000    Rockwell International
             Corp.,
             6.70%, 1-15-2028...........  A              1,848
   7,055    Sprint Capital Corp.,
             6.125%, 11-15-2008.........  BBB+           6,359
     250    Sprint Capital Corp.,
             6.875%, 11-15-2028.........  BBB+             194
     250    Sprint Capital Corp.,
             7.625%, 1-30-2011..........  BBB+             235
     250    Telecomunicaciones de Pu-
             erto Rico, Inc.,
             6.65%, 5-15-2006...........  BBB              252
     500    Telefonica Europe B.V.,
             7.35%, 9-15-2005...........  A                533
     500    Time Warner, Inc.,
             6.875%, 6-15-2018..........  BBB+             447
     750    US West Communications,
             7.20%, 11-1-2004...........  BBB              707
   7,000    USA Networks, Inc.,
             6.75%, 11-15-2005..........  BBB            7,139
     500    Vodafone Group plc,
             7.875%, Ser B 2-15-2030....  A                540
   7,000    Walt Disney Co.,
             6.375%, 3-1-2012...........  A-             6,923
   7,000    WorldCom, Inc. -- WorldCom
             Group,
             6.40%, 8-15-2005...........  BBB            3,500
                                                      --------
                                                        45,639
                                                      --------
            TRANSPORTATION -- 0.3%
   6,000    Burlington Northern
             Sante Fe Co.,
             7.875%, 4-15-2007..........  BBB+           6,553
     750    CSX Corp.,
             7.90%, 5-1-2017............  BBB              823
     250    Norfolk Southern Corp.,
             6.75%, 2-15-2011...........  BBB              255
                                                      --------
                                                         7,631
                                                      --------

                                           STANDARD
PRINCIPAL                                 AND POOR'S   MARKET
 AMOUNT                                     RATING    VALUE(C)
---------                                 ----------  --------
            UTILITIES -- 0.9%
 $ 4,000    Alabama Power Co.,
             7.125%, Ser K 8-15-2004....  A           $  4,245
     500    Alabama Power Co.,
             7.125%, Ser L 10-1-2007....  A                535
     200    Allegheny Energy Supply,
             7.80%, 3-15-2011(g)........  BBB+             199
     255    Chilquinta Energia Finance
             Co., 6.62%, 4-1-2011(g)....  AAA              259
     500    CMS Panhandle Holding Co.,
             7.00%, 7-15-2029...........  BBB-             452
     250    Dominion Fiber Ventures LLC,
             7.05%, 3-15-2005(g)........  BBB              243
   4,000    Duke Energy Corp.,
             5.375%, Ser B 1-1-2009.....  A+             3,840
     500    Duke Energy Corp.,
             6.00%, Ser A 12-1-2028.....  A+               446
     250    El Paso Corp.,
             8.05%, 10-15-2030..........  BBB              256
   2,000    Kansas City Power & Light
             Co., 7.125%, 12-15-2005....  BBB            2,103
     500    Madison Gas & Electric Co.,
             6.02%, 9-15-2008...........  AA-              488
   4,000    National Fuel Gas Co.,
             6.00%, 3-1-2009............  A-             3,852
     189    Niagara Mohawk Power Co.,
             7.625%, Ser F 10-1-2005....  A-               200
   1,150    Northern Border Pipeline,
             Inc.,
             7.75%, Ser A 9-1-2009......  A-             1,174
     250    Tennessee Gas Pipeline Co.,
             7.50%, 4-1-2017............  BBB+             252
     250    TransCanada Pipelines Ltd.,
             6.49%, 1-21-2009...........  A-               250
   4,000    TXU Eastern Funding Co.,
             6.45%, 5-15-2005...........  BBB+           4,096
                                                      --------
                                                        22,890
                                                      --------
            Total corporate bonds:
             investment grade
             (cost $348,045)............              $351,349
                                                      ========

PRINCIPAL
 AMOUNT
---------
U.S. GOVERNMENT SECURITIES -- 17.3%
            FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 0.0%
$    261    6.30% 2008.........................          273
      44    9.00% 2016-2021....................           48
                                                  ----------
                                                         321
                                                  ----------
            GOVERNMENT NATIONAL MORTGAGE --4.1%
  26,551    6.00% 2023-2031....................       26,317
  25,791    6.50% 2026-2029....................       26,233
  45,105    7.00% 2023-2032....................       46,665
     120    7.50% 2030.........................          126

The accompanying notes are an integral part of this financial statement.

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
PRINCIPAL                                           MARKET
 AMOUNT                                            VALUE(C)
---------                                         ----------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE --
             (CONTINUED)
$  6,489    8.00% 2029-2031....................   $    6,875
     429    9.00% 2023.........................          471
      15    9.50% 2019.........................           17
                                                  ----------
                                                     106,704
                                                  ----------
            U.S. TREASURY NOTES: -- 13.2%
  50,000    3.25% 2003.........................       50,236
   3,000    5.00% 2011.........................        2,984
  10,000    5.50% 2009.........................       10,364
   4,000    5.63% 2006.........................        4,204
  60,000    5.75% 2003.........................       62,044
  44,750    5.88% 2005.........................       47,402
   5,000    6.00% 2004.........................        5,283
   3,900    6.03% 2021(e)......................        1,222
  14,000    6.13% 2007.........................       14,989
  80,000    6.25% 2023.........................       84,938
  50,000    6.50% 2005.........................       53,902
   2,000    10.38% 2012........................        2,537
                                                  ----------
                                                     340,105
                                                  ----------
            Total U.S. government securities
             (cost $431,688)...................   $  447,130
                                                  ==========
            Total long-term investments (cost
             $2,517,517).......................   $2,359,333
                                                  ==========
SHORT-TERM INVESTMENTS -- 7.5%
            FINANCE -- 7.5%
$193,737    Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f).........   $  193,737
       3    U.S. Bank N.A. Money Market
             Variable Rate Time Deposit,
             1.56%.............................            3
                                                  ----------
            Total short-term investments (cost
             $193,740).........................   $  193,740
                                                  ==========
            TOTAL INVESTMENTS IN SECURITIES
             (COST $2,711,257)(B)..............   $2,553,073
                                                  ==========
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $2,553,073
Collateral for securities lending transactions
  (Note 2).....................................       97,752
Receivables:
  Investment securities sold...................       35,470
  Fund shares sold.............................        6,342
  Dividends and interest.......................       12,008
Other assets...................................          395
                                                  ----------
Total assets...................................    2,705,040
                                                  ----------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)...................................       97,752
  Investment securities purchased..............       18,098
  Fund shares redeemed.........................        1,652
  Payable for distribution, investment
    advisory and management fees (Note 3)......        1,657
Accrued Expenses...............................          312
                                                  ----------
Total liabilities..............................      119,471
                                                  ----------
Net assets, at value...........................   $2,585,569
                                                  ==========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  400,000 shares authorized; 184,033 shares
  outstanding..................................   $2,854,598
Accumulated undistributed net investment
  income.......................................        2,662
Accumulated net realized loss on
  investments..................................     (113,507)
Unrealized depreciation of investments.........     (158,184)
                                                  ----------
Net assets.....................................   $2,585,569
                                                  ==========
Class A
  Net assets value per share ($1,369,164 / 97,170
    shares outstanding)...........................  $  14.09
                                                    ========
  Maximum offering price per share
    ($14.09 / 94.5%)..............................  $  14.91
                                                    ========
Class B
  Net assets value per share ($696,781 / 49,958
    shares outstanding)...........................  $  13.95
                                                    ========
Class C
  Net assets value per share ($517,437 / 36,751
    shares outstanding)...........................  $  14.08
                                                    ========
  Maximum offering price per
    share($14.08 / 99.0%).........................  $  14.22
                                                    ========
Class Y
  Net assets value per share ($2,187 / 154 shares
    outstanding)..................................  $  14.24
                                                    ========

(a)  Presently non-incoming producing.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $2,711,257.

(c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.69% of total net assets as of April 30, 2002.

(e) The interest rate for this security represents the effective yield on the date of acquisition.

(f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors."

 THE HARTFORD ADVISERS FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
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     These investments have been identified by portfolio management as illiquid securities:

   PERIOD
   ACQUIRED  SHARES/PAR              SECURITY
   --------  ----------   -------------------------------
   1997           #       @Track Communications, Inc.
                          (Warrants) -- 144A
   1998         500       Prudential Insurance Co. of
                          America due 2006 -- 144A

     The aggregate value of these securities at April 30, 2002, was $515, which represents .02% of total net assets.

(g) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors." Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at April 30, 2002, was $19,708, which represents .76% of total net assets.

 # Due to presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

  *  Moody's Rating

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD HIGH YIELD FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- 12.1%
            BASIC MATERIALS -- 5.9%
 $  210     Cypress Amax Minerals Co.,
             8.375%, 2-1-2023.............  BBB-         $    176
    485     Domtar, Inc., 7.875%,
             10-15-2011...................  BBB-              516
    950     Ferro Corp., 9.125%,
             1-1-2009.....................  BBB-            1,005
    335     Georgia-Pacific Corp., 8.875%,
             5-15-2031....................  BBB-              324
    520     Georgia-Pacific Corp., 9.875%,
             11-1-2021....................  BBB-              504
    600     Inco Ltd., 9.60%, 6-15-2022...  BBB-              598
    280     Newmont Mining Corp. Holding
             Co., 8.625%, 5-15-2011.......  BBB               304
  1,045     Nova Chemicals Corp., 7.00%,
             5-15-2006....................  BBB-            1,030
  1,200     Olin Corp., 9.125%,
             12-15-2011...................  BBB             1,282
    507     Pactiv Corp., 8.125%
             6-15-2017....................  BBB-              560
  1,045     Phelps Dodge Corp., 8.75%,
             6-1-2011.....................  BBB-            1,055
  2,180     Phelps Dodge Corp., 9.50%,
             6-1-2031.....................  BBB-            2,127
    100     Placer Dome, Inc., 7.125%,
             6-15-2007....................  BBB+              102
  1,000     PolyOne Corp., 8.875%, 5-1-
             2012(g)......................  BBB-            1,025
    650     Potlatch Corp., 9.425%, 12-1-
             2009.........................  BBB-              732
    590     Santa Fe Pacific Gold Corp.,
             8.375%, 7-1-2005.............  BBB               616
                                                         --------
                                                           11,956
                                                         --------
            CONSUMER STAPLES -- 0.4%
    813     French Treasury Note (Euro),
             4.50%, 7-12-2003.............  AAA               738
                                                         --------
            ENERGY -- 0.3%
    150     Transocean Sedco Forex, Inc.,
             6.50%, 4-15-2003.............  A-                154
    100     Transocean Sedco Forex, Inc.,
             7.375%, 4-15-2018............  A-                100
    400     Varco International, Inc.,
             7.50%, 2-15-2008.............  BBB+              413
                                                         --------
                                                              667
                                                         --------
            FINANCE -- 1.9%
  2,150     Netherlands Government (Euro),
             5.75%, 9-15-2002.............  AAA             1,953
  1,300     United Kingdom Treasury
             (British Pound), 8.00%,
             6-10-2003....................  AAA             1,965
                                                         --------
                                                            3,918
                                                         --------
            SERVICES -- 1.4%
    890     Petroleum Geo Services ASA,
             8.15%, 7-15-2029.............  BBB-              712
  2,360     Petroleum Geo-Services ASA,
             7.125%, 3-30-2028............  BBB-            1,817

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            SERVICES -- (CONTINUED)
 $  175     Quebecor World (USA), Inc.,
             7.75%, 2-15-2009.............  BBB          $    176
                                                         --------
                                                            2,705
                                                         --------
            TECHNOLOGY -- 2.1%
    260     Apogent Technologies, Inc.,
             8.00%, 4-1-2011..............  BBB               279
     75     Koninklijke KPN N.V., 8.00%,
             10-1-2010....................  BBB-               77
    125     Lenfest Communications, Inc.,
             10.50%, 6-15-2006............  BBB               143
  2,050     Motorola, Inc., 5.22%,
             10-1-2097....................  BBB+            1,183
  1,800     Sprint Capital Corp., 7.90%,
             3-15-2005(g).................  BBB+            1,786
      1     Voicestream Wireless Corp.,
             10.375%, 11-15-2009..........  BBB+                2
  1,575     WorldCom, Inc. -- WorldCom
             Group, 7.50%, 5-15-2011......  BBB               740
                                                         --------
                                                            4,210
                                                         --------
            UTILITIES -- 0.1%
    125     El Paso Electric Co., 9.40%,
             Ser E 5-1-2011...............  BBB-              141
                                                         --------
            Total corporate bonds:
             investment
             grade (cost $23,393).........               $ 24,335
                                                         ========
CORPORATE BONDS: NON-INVESTMENT GRADE -- 78.1%
            BASIC MATERIALS -- 13.9%
    735     Acetex Corp., 10.875%,
             8-1-2009.....................  B+                764
    310     Airgas, Inc., 9.125%,
             10-1-2011....................  B+                331
  2,345     AK Steel Corp., 7.875%,
             2-15-2009....................  BB              2,366
    500     Arco Chemical Co., 9.80%,
             2-1-2020.....................  BB                465
    350     Boise Cascade Corp., 7.35%,
             2-1-2016.....................  Baa3*             322
  1,375     Boise Cascade Corp., 7.50%,
             2-1-2008.....................  Baa3*           1,372
    175     Compass Minerals Group, Inc.,
             10.00%, 8-15-2011(g).........  B                 186
    490     Crown Cork & Seal Co., Inc.,
             6.75%, 4-15-2003.............  CCC               446
    505     Crown Cork & Seal Co., Inc.,
             8.00%, 4-15-2023.............  CCC               338
  3,955     Equistar Chemicals L.P.,
             7.55%, 2-15-2026.............  B1*             3,068

 THE HARTFORD HIGH YIELD FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
 $  250     Foamex L.P. Capital Corp.,
             10.75%, 4-1-2009(g)..........  B            $    264
    855     General Chemical Industrial
             Products, Inc., 10.625%,
             5-1-2009.....................  B                 705
    170     Georgia Gulf Corp., 7.625%,
             11-15-2005...................  Ba2*              176
    600     Hercules, Inc., 11.125%,
             11-15-2007...................  B+                668
    260     Hercules, Inc., 6.60%,
             8-1-2027.....................  BB-               255
    150     Huntsman ICI Chemicals, Inc.,
             10.125%, 7-1-2009............  B-                135
  1,120     IMC Global, Inc., 11.25%, Ser
             B 6-1-2011...................  BB              1,254
    415     Kappa Beheer B.V. (Euro),
             10.625%, 7-15-2019...........  B2*               411
    720     Longview Fibre Co., 10.00%,
             1-15-2009(g).................  B+                754
  1,005     Louisiana-Pacific Corp.,
             8.50%, 8-15-2005.............  BB-             1,052
    100     Lukens, Inc., 7.625%,
             8-1-2004(a)(e)...............  NR                  8
    480     Lyondell Chemical Co., 9.625%,
             Ser A 5-1-2007...............  BB                475
  1,000     Lyondell Chemical Co., 9.875%,
             Ser B 5-1-2007...............  BB                990
  1,200     Millennium America, Inc.,
             7.625%, 11-15-2026...........  Ba1*              972
  1,050     Messer Griesheim Holdings AG
             (Euro), 10.375%, 6-1-2011....  B+              1,022
  1,920     Owens-Brockway Glass Container
             Co., 8.875%, 2-15-2009(g)....  BB              1,982
    161     Peabody Energy Corp., 9.625%,
             Ser B 5-15-2008..............  B+                171
    905     Plastipak Holdings, Inc.,
             10.75%, 9-1-2011.............  B+                990
  1,360     Potlatch Corp., 10.00%,
             7-15-2011....................  BB+             1,469
    140     Silgan Holdings, Inc., 9.00%
             Ser B 6-1-2009(g)............  B                 145
  1,875     Solutia, Inc., 7.375%,
             10-15-2027...................  Ba1*            1,268
  1,200     Stone Container Corp., 9.75%,
             2-1-2011.....................  B               1,290
  1,945     U.S. Steel L.L.C., 10.75%,
             8-1-2008(g)..................  BB              2,008
                                                         --------
                                                           28,122
                                                         --------
            CAPITAL GOODS -- 2.1%
    325     Briggs & Stratton Corp.,
             8.875%, 3-15-2011............  Ba1*              340

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            CAPITAL GOODS -- (CONTINUED)
 $  520     Fox Sports Networks LLC,
             8.20%, 8-15-2007 (Zero coupon
             through 8-15-2002, thereafter
             9.75%)(f)....................  Ba1*         $    530
    254     Flowserve Finance B.V., Inc.
             (Euro), 12.25%, 8-15-2010....  B                 257
    200     Joy Global, Inc., 8.75%,
             3-15-2012(g).................  B+                208
    735     Sequa Corp., 9.00%,
             8-1-2009.....................  BB                757
    690     Terex Corp., 10.375%, Ser B
             4-1-2011.....................  B                 756
    400     Xerox Corp., 5.25%, Ser E
             12-15-2003...................  BB                366
  1,055     Xerox Corp., 9.75%,
             1-15-2009(g).................  BB                992
                                                         --------
                                                            4,206
                                                         --------
            CONSUMER CYCLICAL -- 2.4%
    520     American Greetings Corp.,
             6.10%, 8-1-2028..............  Ba1*              453
    155     B&G Foods, Inc., 9.625%,
             8-1-2007(g)..................  B-                160
    260     Collins & Aikman Floor Cover,
             9.75%, 2-15-2010(g)..........  B                 272
    350     Dillard's, Inc., 6.625%,
             1-15-2018....................  BB+               285
    255     Dillard's, Inc., 7.13%,
             8-1-2018.....................  BB+               217
    420     Integrated Electrical
             Services, Inc., 9.375%, Ser C
             2-1-2009.....................  B+                401
    220     Kaufman & Broad Home Corp.,
             7.75%, 10-15-2004............  BB+               224
    100     MDC Holdings, Inc., 8.375%,
             2-1-2008.....................  BB+               102
    100     Millennium America, Inc.,
             7.00%, 11-15-2006............  Ba1*               95
    200     Owens & Minor, Inc., 8.50%,
             7-15-2011....................  B+                211
  1,230     Penney (JC) Co., Inc., 8.25%,
             8-15-2022....................  Ba2*            1,058
    260     Russell Corp., 9.25%,
             5-1-2010(g)..................  BB                268
    125     Toll Corp., 7.75%,
             9-15-2007....................  BB+               124
    880     United Rentals, Inc., 10.75%,
             Ser B 4-15-2008..............  BB                968
                                                         --------
                                                            4,838
                                                         --------
            CONSUMER STAPLES -- 2.4%
    275     Constellation Brands, Inc.,
             8.125%, Ser B 1-15-2012......  B+                282
    950     Dole Foods Co., Inc., 7.25%,
             5-1-2009(g)..................  Ba1*              946

The accompanying notes are an integral part of this financial statement.

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CONSUMER
             STAPLES -- (CONTINUED)
 $  750     Johnsondiversey, Inc., 9.625%,
             5-15-2012(g).................  B            $    779
  1,120     Land O'Lakes, Inc., 8.75%,
             11-15-2011(g)................  BB              1,047
    565     Tembec Industries, Inc.,
             7.75%, 3-15-2012(g)..........  BB+               564
    950     Tembec Industries, Inc.,
             8.50%, 2-1-2011..............  BB+               988
    250     Tembec Industries, Inc.,
             8.625%, 6-30-2009............  BB+               260
                                                         --------
                                                            4,866
                                                         --------
            ENERGY -- 8.2%
    150     Belco Oil & Gas Corp., 8.875%,
             Ser B 9-15-2007..............  BB-               155
     75     Clark R&M Inc., 8.625%,
             8-15-2008....................  BB-                74
  1,530     Enron Corp., 6.95%,
             7-15-2028(a).................  D                 172
    765     Georgia Gulf Corp., 10.375%,
             11-1-2007....................  BB-               830
    600     Kansas Gas & Electric Co.,
             6.50%, 8-1-2005..............  BB+               586
    300     Key Energy Services, Inc.,
             8.375%, Ser B 3-1-2008.......  BB-               309
    845     Magnum Hunter Resources, Inc.,
             9.60%, 3-15-2012(g)..........  B+                887
  1,060     Newpark Resources, Inc.,
             8.625%, 12-15-2007...........  B+              1,018
    625     Nuevo Energy Co., 9.375%, Ser
             B 10-1-2010..................  B+                622
    403     Nuevo Energy Co., 9.50%, Ser B
             6-1-2008.....................  B+                403
  1,475     Pioneer Natural Resources Co.,
             6.50%, 1-15-2008.............  BB+             1,412
    500     Pioneer Natural Resources Co.,
             7.20%, 1-15-2028.............  BB+               465
  1,000     Pioneer Natural Resources Co.,
             9.625%, 4-1-2010.............  BB+             1,109
    450     Plains Resources, Inc.,
             10.25%, Ser F 3-15-2005......  B+                465
    650     Pogo Producing Co., 10.375%,
             Ser B 2-15-2009..............  BB                705
    540     Pogo Producing Co., 8.25%, Ser
             B 4-15-2011..................  BB                562
  1,805     Swift Energy Co., 10.25%,
             8-1-2009.....................  B               1,861
    500     Snyder Oil Corp., 8.75%,
             6-15-2007....................  Ba1*              519
    280     Tesoro Escrow Corp., 9.625%,
             4-1-2012(g)..................  B+                286

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            ENERGY -- (CONTINUED)
 $  575     Tesoro Petroleum Corp., 9.00%,
             Ser B 7-1-2008...............  B+           $    576
    500     Tesoro Petroleum Corp.,
             9.625%, Ser B 11-1-2008......  B+                511
  2,000     Vintage Petroleum, Inc.,
             8.25%, 5-1-2012(g)...........  BB-             1,995
    125     Vintage Petroleum, Inc.,
             9.75%, 6-30-2009.............  B                 128
    950     XTO Energy, Inc., 7.50%,
             4-15-2012....................  BB                957
                                                         --------
                                                           16,607
                                                         --------
            FINANCE -- 3.5%
    623     Armkel Finance, Inc., 9.50%,
             8-15-2009....................  B-                664
    250     Fed Republic of Brazil,
             12.75%, 1-15-2020............  BB-               228
     75     Interpool, Inc., 7.35%,
             8-1-2007.....................  BB+                68
  2,000     IPC Acquisition Corp., 11.50%,
             12-15-2009(g)................  B-              1,990
    100     Republic of Colombia, 8.375%,
             2-15-2027....................  BB                 71
      8     Republic of Ecuador, 12.00%,
             11-15-2012(g)................  CCC+                7
    145     Republic of Ecuador, Variable
             rate, 8-15-2030(g)...........  CCC+               83
     75     RFS Partnership L.P., 9.75%,
             3-1-2012(g)..................  B+                 78
    400     Russian Federation National
             Govt., 11.00%,
             7-24-2018(g).................  B+                437
    520     Sovereign Bancorp, Inc.,
             8.625%, 3-15-2004............  BB+               539
    100     Trizec Finance Ltd., 10.875%,
             10-15-2005...................  Baa3*             102
    300     United Rentals, Inc., 8.80%,
             Ser B 8-15-2008..............  BB-               302
    605     Ventas Realty L.P. Capital
             Corp, 8.75% 5-1-2009(g)......  BB-               616
    225     Western Financial Bank,
             9.625%, 5-15-2012............  BB-               227
  1,750     Xerox Credit Corp., 6.10%,
             12-16-2003...................  BB              1,610
                                                         --------
                                                            7,022
                                                         --------
            HEALTH CARE -- 8.1%
    750     AdvancePCS, 8.50%, 4-1-2008...  BB                791
    515     Alaris Medical Systems, Inc.,
             11.625%, Ser B 12-1-2006.....  B+                573
    675     Fleming Companies, Inc.,
             9.875%, 5-1-2012(g)..........  B+                672
    270     Hanger Orthopedic Group, Inc.,
             10.375%, 2-15-2009(g)........  B-                288
    945     HCA, Inc., 7.125%, 6-1-2006...  Ba1*              979

 THE HARTFORD HIGH YIELD FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
 $1,200     HCR Manor Care, Inc., 7.50%,
             6-15-2006....................  Ba1*         $  1,240
    360     HealthSouth Corp., 6.875%,
             6-15-2005....................  Ba1*              361
    340     HealthSouth Corp., 7.00%,
             6-15-2008....................  Ba1*              332
    600     Manor Care, Inc., 8.00%,
             3-1-2008.....................  Ba1*              633
    540     Watson Pharmaceuticals, Inc.,
             7.125%, 5-15-2008............  Ba1*              522
    825     HCA, Inc., 6.91%, 6-15-2005...  Ba1*              849
    350     HCA, Inc., 7.50%,
             11-15-2095...................  Ba1*              316
    250     HCA, Inc., 9.00%,
             12-15-2014...................  Ba1*              286
  1,000     HealthSouth Corp., 10.75%,
             10-1-2008....................  BB+             1,120
    290     HealthSouth Corp., 3.25%,
             4-1-2003.....................  BB+               284
  1,480     IASIS Healthcare Corp.,
             13.00%, 10-15-2009...........  CCC+            1,510
  1,345     Magellan Health Services,
             Inc., 9.00%, 2-15-2008.......  B-              1,143
    410     Magellan Health Services,
             Inc., 9.375%,
             11-15-2007(g)................  B+                410
  1,100     Select Medical Corp., 9.50%,
             6-15-2009....................  B               1,128
  1,400     Triad Hospitals, Inc., 8.75%,
             Ser B 5-1-2009...............  B-              1,494
    980     United Surgical Partners
             International, Inc., 10.00%,
             12-15-2011...................  B-              1,009
    260     Vanguard Health Systems, Inc.,
             9.75%, 8-1-2011..............  B-                274
                                                         --------
                                                           16,214
                                                         --------
            SERVICES -- 12.5%
  1,200     Adelphia Communications Corp.,
             10.25%, 11-1-2006............  CCC             1,026
  2,755     Allegiance Telecom, Inc.,
             19.08%, Ser B 2-15-2008 (Zero
             coupon through 2-15-2003,
             thereafter 11.75%)(f)........  CCC+              517
    300     Allied Waste Ind., 6.375%,
             1-15-2008....................  BB-               278
    500     Allied Waste Industries, Inc.,
             7.875%, 3-15-2005............  BB-               507
 10,117     Australis Media Ltd., 15.75%
             Disc Note 5-15-2003 (with
             warrants)(a)(e)..............  NR                  1
  1,305     Browning-Ferris Industries,
             Inc., 7.40%, 9-15-2035.......  BB-             1,026
  1,800     Building One Services Corp.,
             10.50%, 5-1-2009.............  B-              1,215

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            SERVICES -- (CONTINUED)
 $1,275     Callahan Nordrhein-Westfalen,
             14.00%, 7-15-2010............  CCC+         $    230
  1,525     Echostar DBS Corp., 9.375%,
             2-1-2009.....................  B+              1,590
  1,700     eKabel Hessen GMBH, 14.50%,
             9-1-2010.....................  CCC               527
    905     Fox Sports Networks LLC,
             8.875%, 8-15-2007............  Ba1               937
  1,900     Hilton Hotels Corp., 7.625%,
             5-15-2008....................  Ba1             1,924
    910     Hilton Hotels Corp., 8.25%,
             2-15-2011....................  Ba1               940
     25     ITT Corp., 6.75%,
             11-15-2005...................  Ba1                25
    200     MGM Mirage, Inc., 6.875%,
             2-6-2008.....................  Ba1               197
  1,660     Mirage Resorts, Inc., 7.25%,
             10-15-2006...................  Ba1             1,678
    135     HMH Properties, 7.875%, Ser B
             8-1-2008.....................  BB-               133
    200     HMH Properties, Inc., 8.45%,
             Ser C 12-1-2008..............  BB-               202
    825     Hollinger International
             Publishing, Inc., 9.25%,
             2-1-2006.....................  B+                848
    800     K-III Communications Corp.,
             8.50%, Ser B 2-1-2006........  B                 722
    400     Park Place Entertainment
             Corp., 7.875%, 12-15-2005....  BB+               407
    450     Park Place Entertainment
             Corp., 9.375%, 2-15-2007.....  BB+               482
  1,000     Penn National Gaming, Inc.,
             11.125%, Ser B 3-1-2008......  B-              1,085
    250     Primedia, Inc., 10.25%,
             6-1-2004.....................  B                 242
    175     Primedia, Inc., 7.625%,
             4-1-2008.....................  B                 148
  1,545     Quebecor Media, Inc., 11.125%,
             7-15-2011....................  BB-             1,640
  2,420     Service Corp. International,
             6.50%, 3-15-2008.............  BB-             2,081
    670     Service Corp. International,
             6.875%, 10-1-2007............  BB-               590
    300     Service Corp. International,
             7.875%, 2-1-2013.............  BB-               265
  1,350     Starwood Hotels & Resorts
             Worldwide, Inc., 7.375%,
             5-1-2007.....................  Ba1*            1,358
    900     Waste Management, Inc., 6.50%,
             11-15-2008...................  Ba1*              896
  1,105     Stewart Enterprises, Inc.,
             10.75%, 7-1-2008.............  B+              1,217
    260     Telewest Communications plc,
             9.625%, 10-1-2006............  CCC               140

The accompanying notes are an integral part of this financial statement.

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
 $  100     Toll Corp., 8.75%,
             11-15-2006...................  BB+          $    102
     50     Webb (Del E.) Corp., 9.375%,
             5-1-2009.....................  BB+                53
                                                         --------
                                                           25,229
                                                         --------
            TECHNOLOGY -- 17.6%
  1,250     Asia Global Crossing Ltd.,
             13.375%, 10-15-2010(a).......  D                 281
  1,325     AT&T Canada, Inc., 7.625%,
             3-15-2005....................  BB                232
    745     Avaya, Inc., 11.125%,
             4-1-2009.....................  BB-               708
  1,750     British Sky Broadcasting Group
             plc, 8.20%, 7-15-2009........  BB+             1,774
    200     Centennial Communications,
             Inc., 10.75%, 12-15-2008.....  B-                106
  1,755     Charter Communications
             Holdings, 10.00%,
             5-15-2011....................  B+              1,632
    865     Charter Communications
             Holdings, 8.625%, 4-1-2009...  B+                772
    510     Charter Communications
             Holdings, 9.625%,
             11-15-2009(g)................  B+                474
    325     Crown Castle International
             Corp., 10.75%, 8-1-2011......  B                 299
  1,150     Crown Castle International
             Corp., 9.375%, 8-1-2011......  B                 983
  1,225     CSC Holdings, Inc., 7.625% Ser
             B 4-1-2011...................  BB+             1,148
    500     Echostar Broadband Corp.,
             10.375%, 10-1-2007...........  B                 536
    890     Focal Communications Corp.,
             11.875%, Ser B 1-15-2010.....  NR                231
    300     Focal Communications Corp.,
             12.125%, Ser B 2-15-2008
             (Zero coupon through
             2-15-2003, thereafter
             12.125%)(f)..................  NR                 48
  6,475     Global Crossing Holdings Ltd.,
             9.50%, 11-15-2009(a)(e)......  NR                 97
  3,510     Global Crossing Holdings Ltd.,
             9.625%, 5-15-2008(a)(e)......  NR                 53
  1,000     International Cabletel, Inc.,
             11.50%, Ser B 2-1-2006(a)....  C                 390
    520     KPNQwest N.V. (Euro), 7.125%,
             6-1-2009(a)..................  CCC                47
  3,385     KPNQwest N.V., 8.125%,
             6-1-2009(a)..................  C                 305
    825     Level 3 Communications, Inc.
             (Euro), 11.25%, 3-15-2010....  CCC-              364

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            TECHNOLOGY -- (CONTINUED)
 $1,350     Level 3 Communications, Inc.,
             11.00%, 3-15-2008............  CCC-         $    608
    475     Level 3 Communications, Inc.,
             11.25%, 3-15-2010............  CCC-              211
    250     Level 3 Communications, Inc.,
             14.84%, 3-15-2010 (Zero
             coupon through 3-15-2005,
             thereafter 12.875%)(f).......  CCC-               52
  5,240     Level 3 Communications, Inc.,
             9.125%, 5-1-2008.............  CCC-            2,306
    150     Loral Space & Communication
             Ltd., 9.50%, 1-15-2006.......  CCC+              101
  5,378     Lucent Technologies, Inc.,
             6.45%, 3-15-2029.............  B+              3,388
  6,818     Marconi Corp. plc, 8.375%,
             9-15-2030....................  C               2,045
    300     Metromedia Fiber Network, Inc.
             (Euro), 10.00%,
             12-15-2009(a)................  C                  16
    770     Metromedia Fiber Network,
             Inc., 10.00%,
             12-15-2009(a)................  C                  58
  3,465     Metromedia Fiber Network,
             Inc., 10.00%, Ser B
             11-15-2008(a)................  C                 260
  3,645     Nextel Communications, Inc.,
             9.375%, 11-15-2009...........  B               2,552
  1,200     Nextlink Communications, Inc.,
             10.50%, 12-1-2009(a).........  NR                168
    900     Nextlink Communications, Inc.,
             12.125%, 12-1-2009 (Zero
             coupon through 12-1-2004,
             thereafter 12.125%)(f).......  NR                 88
  1,065     Nextlink Communications,
             L.L.C., 12.50%,
             4-15-2006(a).................  NR                145
    870     NTL Communications Corp.
             (Euro), 12.375%,
             2-1-2008(a)..................  C                 314
    475     NTL Communications Corp.
             (Euro), 9.875%,
             11-15-2009(a)................  C                 171
  1,270     NTL Communications Corp.
             11.875%, Ser B
             10-1-2010(a).................  D                 483
  2,400     NTL Communications Corp.,
             13.91%, Ser B 10-1-2008 (Zero
             coupon through 10-1-2003,
             thereafter 12.375%)(f).......  C                 768
  1,450     Nortel Networks Corp., 6.125%,
             2-15-2006....................  BB-             1,037

 THE HARTFORD HIGH YIELD FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
 $  455     Nortel Networks Corp., 6.875%,
             9-1-2023.....................  BB-          $    274
  2,345     Qwest Capital Funding, Inc.,
             5.875%, 8-3-2004.............  Baa3*           1,934
    600     Ono Finance plc, 13.00%,
             5-1-2009.....................  CCC+              270
    430     PanAmSat Corp., 6.375%,
             1-15-2008....................  BB                412
  1,630     PanAmSat Corp., 6.875%,
             1-15-2028....................  BB              1,353
    635     PanAmSat Corp., 8.50%,
             2-1-2012(g)..................  B                 635
  1,250     PSINet, Inc., 11.00%,
             8-1-2009(a)..................  NR                125
    395     RCN Corp., 34.99%, Ser B
             2-15-2008 (Zero coupon
             through 2-15-2003, thereafter
             9.80%)(f)....................  CCC-               77
    800     Rogers Cantel, Inc., 9.375%,
             6-1-2008.....................  Baa3*             758
    200     Rogers Cantel, Inc., 9.75%,
             6-1-2016.....................  Baa3*             180
  3,315     Spectrasite Holdings, Inc.,
             16.37%, 4-15-2009 (Zero
             coupon through 4-15-2004,
             thereafter 11.25%)(f)........  CCC+            1,111
  2,405     Telewest Communications plc,
             11.00%, 10-1-2007............  CCC             1,299
    920     Time Warner Telecom, Inc.,
             9.75%, 7-15-2008.............  B-                451
    330     United Pan-Europe
             Communications N.V. (Euro),
             10.875%, 11-1-2007(a)........  C                  39
    300     United Pan-Europe
             Communications N.V., 10.875%,
             Ser B 8-1-2009(a)............  D                  39
  2,190     Williams Communications Group,
             Inc., 10.875%,
             10-1-2009(a).................  D                 318
  4,640     Williams Communications Group,
             Inc., 11.70%, 8-1-2008(a)....  D                 650
  1,750     Williams Communications Group,
             Inc., 11.875%, 8-1-2010(a)...  D                 245
    750     XO Communications, Inc.,
             10.75%, 11-15-2008(a)........  NR                100
                                                         --------
                                                           35,521
                                                         --------
            TRANSPORTATION -- 2.6%
    780     AMR Corp., 9.00%, 8-1-2012....  BB-               765

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            TRANSPORTATION -- (CONTINUED)
 $1,440     Delta Air Lines, Inc., 8.30%,
             12-15-2029...................  BB           $  1,249
    640     Delta Air Lines, Inc., 9.00%,
             5-15-2016....................  BB                620
    650     Teekay Shipping Corp., 8.32%,
             2-1-2008.....................  BB+               679
    500     United Air Lines, Inc.,
             10.67%, Ser A 5-1-2004.......  B-                405
    100     United Air Lines, Inc.,
             9.125%, 1-15-2012............  B-                 62
  2,530     United Air Lines, Inc., 9.75%,
             8-15-2021....................  B-              1,531
                                                         --------
                                                            5,311
                                                         --------
            UTILITIES -- 4.8%
    625     AES Corp., 9.50%, 6-1-2009....  BB                531
    250     Calpine Canada Energy
             Financial, 8.50%, 5-1-2008...  B+                214
    665     Calpine Corp., 4.00%, Conv.
             12-26-2006(g)................  B+                619
    125     Calpine Corp., 8.50%,
             2-15-2011....................  B+                107
    150     Calpine Corp., 8.625%,
             8-15-2010....................  B+                128
    900     Champion Home Builders Co.,
             11.25%, 4-15-2007(g).........  B                 909
    350     CMS Energy Corp., 7.50%,
             1-15-2009....................  BB                352
     80     CMS Energy Corp., 8.50%,
             4-15-2011....................  BB                 84
    350     Cogentrix Energy, Inc., 8.75%,
             Ser B 10-15-2008.............  Baa3*             361
    450     Condor Systems, Inc., 11.875%,
             Ser B 5-1-2009(a)(e).........  NR                  4
    957     Ingles Markets, Inc., 8.875%,
             12-1-2011....................  B+                962
    960     Kansas Gas & Electric Co.,
             7.60%, 12-15-2003............  BB+               985
  2,655     Mission Energy Holding Co.,
             13.50%, 7-15-2008............  BB-             2,914
    880     Sierra Pacific Power Co.,
             8.00%, Ser A 6-1-2008........  Ba2*              813
    800     Western Resources, Inc.,
             7.65%, 4-15-2023.............  Ba1*              651
     50     XTO Energy, Inc., 8.75%, Ser B
             11-1-2009....................  BB-                52
                                                         --------
                                                            9,686
                                                         --------
            Total corporate bonds:
             non-investment grade (cost
             $193,058)....................               $157,622
                                                         ========

The accompanying notes are an integral part of this financial statement.

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
                                                       MARKET
 SHARES                                               VALUE(C)
---------                                             --------
COMMON STOCK -- 0.2%
            CONSUMER CYCLICAL -- 0.0%
      1     Hosiery Corp. of America, Inc. Class
             A(a)(e)................................  $      #
                                                      --------
            SERVICES -- 0.0%
      9     Marvel Enterprises, Inc. Class C
             (Warrants)(a)..........................         1
      4     Splitrock Service (Warrants)(a)(e)......
                                                            23
                                                      --------
                                                            24
                                                      --------
            TECHNOLOGY -- 0.2%
      1     @Track Communications, Inc.
             (Warrants)(a)(e).......................         1
      6     Adelphia Business Solutions, Inc. (with
             rights)(a).............................         #
     33     McLeod USA Inc. (Warrants)..............
                                                             7
     13     Powertel, Inc. (Warrants)(a)(e).........
                                                           253
     11     Telus Corp. (Warrants)(a)(e)............
                                                            51
                                                      --------
                                                           312
                                                      --------
            Total common stock (cost $1,560)........  $    336
                                                      ========
PREFERRED STOCKS -- 0.5%
            CAPITAL GOODS -- 0.1%
      3     Xerox Corp., Conv. 7.50%................
                                                           166
                                                      --------
            CONSUMER CYCLICAL -- 0.3%
     21     Rio Algom Ltd. .........................
                                                           521
                                                      --------
            TECHNOLOGY -- 0.1%
     20     Adelphia Communications Corp., 7.50%,
             Conv. Ser F............................       180
     15     McLeod USA Inc. Series A, (MCLDO), Conv.
             Pfd. Series A..........................        80
      5     Nextlink Communications, Inc., 14.00%
             Conv. Pfd. PIK.........................         5
                                                      --------
                                                           265
                                                      --------
            Total preferred stocks (cost $3,209)....  $    952
                                                      ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 7.4%
            FINANCE -- 7.4%
 $14,969    Joint Repurchase Agreement, 1.87%,
             5-1-2002 (Note 2f).....................  $ 14,969
       2    U.S. Bank N.A. Money Market Variable
             Rate Time Deposit, Current                      2
             rate -- 1.56%..........................
                                                      --------
            Total short-term investments (cost        $ 14,971
             $14,971)...............................
                                                      ========
            TOTAL FOR THE HARTFORD HIGH YIELD FUND    $198,216
             (COST $236,191)........................
                                                      ========

                                                   MARKET
                                                  VALUE(C)
                                                  --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $198,216
Cash...........................................          2
Foreign currency on deposit with custodian.....        129
Collateral for securities lending transactions
  (Note 2).....................................     44,642
Receivables:
  Investment securities sold...................      1,021
  Fund shares sold.............................      1,121
  Dividends and interest.......................      5,394
Other assets...................................         97
                                                  --------
Total assets...................................    250,622
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)...................................     44,642
  Investment securities purchased..............      3,800
  Fund shares redeemed.........................        268
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        142
Accrued Expenses...............................         32
                                                  --------
Total liabilities..............................     48,884
                                                  --------
Net assets, at value...........................   $201,738
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  400,000 shares authorized; 25,108 shares
  outstanding..................................   $305,208
Accumulated undistributed net investment
  income.......................................        334
Accumulated net realized loss on investments
  and foreign currency transactions............    (65,698)
Unrealized appreciation of investments in
  securities and the translations of assets and
  liabilities denominated in foreign
  currency.....................................    (38,106)
                                                  --------
Net assets.....................................   $201,738
                                                  ========

Class A
  Net assets value per share ($107,167 / 13,326
    shares outstanding)..........................  $   8.04
                                                   ========
  Maximum offering price per share
    ($8.04 / 95.5%)..............................  $   8.42
                                                   ========
Class B
  Net assets value per share ($51,270 / 6,388
    shares outstanding)..........................  $   8.03
                                                   ========
Class C
  Net assets value per share ($43,299 / 5,394
    shares outstanding)..........................  $   8.03
                                                   ========
  Maximum offering price per share
    ($8.03 / 99.0%)..............................  $   8.11
                                                   ========
Class Y
  Net assets value per share ($2 / # shares
    outstanding).................................  $   7.91
                                                   ========

 THE HARTFORD HIGH YIELD FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
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(a)  Presently non-income producing. For long-term debt
securities, items identified are in default as to payment of interest and/or principal.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $236,521.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.60% of total net assets as of April 30, 2002.

(e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

      PERIOD     SHARES/
     ACQUIRED      PAR               SECURITY            COST
     --------    -------    ---------------------------  -----
       1997           1     @Track Communications, Inc.     13
                            (Warrants) -- 144A
       1994           1     Hosiery Corp. of America,       21
                            Inc. Class A -- 144A
       1997          13     Powertel, Inc.                  94
                            (Warrants) -- 144A
       1998           4     Splitrock Service               46
                            (Warrants) -- 144A
       1996          11     Telus Corp. (Warrants) --       76
                            144A
       1996      10,117     Australis Media Ltd. due     7,611
                            2003
       1999         450     Condor Systems, Inc. due       450
                            2009
       1999       3,510     Global Crossing Holdings,    1,005
                            Ltd due 2008
       1999       6,475     Global Crossing Holdings,    3,259
                            Ltd due 2009
       1999         100     Lukens, Inc, due 2004           97

     The aggregate value of these securities at April 30, 2002, was $491, which represents .24% of total net assets.

(f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(g) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2002, was $23,772, which represents 11.78% of total net assets.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

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 THE HARTFORD BOND INCOME STRATEGY FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- 35.9%
            BASIC MATERIALS -- 6.7%
 $ 1,750    Alcan, Inc.,
             7.25%, 3-15-2031.............  A-           $  1,857
   1,750    Barrick Gold Finance, Inc.,
             7.50%, 5-1-2007..............  A               1,845
     500    Cypress Amax Minerals Co.,
             8.375%, 2-1-2023.............  BBB-              419
   1,270    Domtar, Inc.,
             7.875%, 10-15-2011...........  BBB-            1,352
     300    Du Pont De Nemours,
             6.75%, 9-1-2007                 AA-...           319
     430    International Paper Co.,
             6.75%, 9-1-2011..............  BBB               438
     500    Mead Corp.,
             7.55%, 3-1-2047..............  BBB               484
     335    Newmont Mining Corp. Holding
             Co.,
             8.625%, 5-15-2011............  BBB               364
     560    Noranda, Inc.,
             7.00%, 7-15-2005.............  BBB-              559
   1,330    Nova Chemicals Corp.,
             7.00%, 5-15-2006.............  BBB-            1,311
     750    Nova Chemicals Ltd.,
             7.875%, 9-15-2025............  BBB-              630
     840    Olin Corp.,
             9.125%, 12-15-2011...........  BBB               897
     440    Phelps Dodge Corp.,
             8.75%, 6-1-2011..............  BBB-              444
   2,820    Phelps Dodge Corp.,
             9.50%, 6-1-2031..............  BBB-            2,752
     400    Placer Dome, Inc.,
             7.125%, 5-15-2003............  BBB+              411
     600    Placer Dome, Inc.,
             7.125%, 6-15-2007............  BBB+              613
     640    Potash Corp. of Saskatchewan,
             Inc.,
             7.125%, 6-15-2007............  BBB+              677
   1,025    Potash Corp. of Saskatchewan,
             Inc.,
             7.75%, 5-31-2011.............  BBB+            1,108
   1,900    Potlatch Corp.,
             9.425%, 12-1-2009............  BBB-            2,141
     675    Santa Fe Pacific Gold Corp.,
             8.375%, 7-1-2005.............  BBB               705
   2,000    Union Camp Corp.,
             7.00%, 8-15-2006.............  BBB             2,092
                                                         --------
                                                           21,418
                                                         --------
            CONSUMER CYCLICAL -- 0.8%
   1,240    Champion International Corp.,
             7.20%, 11-1-2026.............  BBB             1,279
   1,200    CRH America, Inc., 6.95%,
             3-15-2012....................  BBB+            1,235
                                                         --------
                                                            2,514
                                                         --------

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            CONSUMER STAPLES -- 5.0%
 $ 1,370    Archer-Daniels-Midland Co.,
             6.95%, 12-15-2097............  A+           $  1,313
   1,000    ConAgra Foods, Inc.,
             2.60%, 9-10-2003(e)..........  BBB+            1,001
     625    ConAgra Foods, Inc.,
             7.00%, 10-1-2028.............  BBB+              619
   1,635    ConAgra Foods, Inc.,
             7.50%, 9-15-2005.............  BBB+            1,753
   1,000    Entergy Gulf States,
             3.09%, 6-2-2003(e)(g)........  BBB-            1,001
   7,124    French Treasury Note (Euro),
             4.50%, 7-12-2003.............  AAA             6,468
   1,875    Weyerhaeuser Co.,
             5.50%, 3-15-2005.............  BBB             1,898
   1,200    Weyerhaeuser Co.,
             5.95%, 11-1-2008(g)..........  BBB             1,185
     700    Weyerhaeuser Co.,
             7.25%, 7-1-2013..............  BBB               726
                                                         --------
                                                           15,964
                                                         --------
            ENERGY -- 5.9%
   3,000    Coastal Corp.,
             7.625%, 9-1-2008.............  BBB             3,093
   1,885    Conoco Funding Co.,
             6.35%, 10-15-2011............  BBB+            1,906
   1,275    Consolidated Natural Gas Co.,
             5.375%, Ser B 11-1-2006......  BBB+            1,256
   1,875    Kerr-McGee Corp.,
             6.875%, 9-15-2011............  BBB             1,929
     500    Lasmo (USA), Inc.,
             7.50%, 6-30-2006.............  AA                540
     300    Lasmo (USA), Inc.,
             8.375%, 6-1-2023.............  AA                314
     650    Occidental Petroleum Corp.,
             7.375%, 11-15-2008...........  BBB               699
     950    Ocean Energy, Inc.,
             7.25%, 10-1-2011.............  BBB-              960
     500    Ocean Energy, Inc.,
             7.625%, Ser B 7-1-2005.......  BBB-              518
   4,000    PanCanadian Energy Corp.,
             6.30%, 11-1-2011.............  A-              3,946
   1,500    PanCanadian Petroleum Corp.,
             7.20%, 11-1-2031.............  A-              1,501
   1,000    Valero Energy Corp.,
             6.125%, 4-15-2007............  BBB             1,013
     500    Valero Energy Corp.,
             8.375%, 6-15-2005............  BBB               547
     250    Varco International, Inc.,
             7.50%, 2-15-2008.............  BBB+              258
     500    Vastar Resources, Inc.,
             6.50%, 4-1-2009..............  AA+               521
                                                         --------
                                                           19,001
                                                         --------

 THE HARTFORD BOND INCOME STRATEGY FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- 5.8%
 $ 1,300    Aetna, Inc.,
             7.875%, 3-1-2011.............  BBB          $  1,313
     575    Bank of Tokyo,
             8.40%, 4-15-2010.............  BBB               624
   2,750    Bombardier Capital, Inc.,
             4.13%, 11-21-2002(e)(g)......  BBB+            2,760
   4,000    Buoni Poliennali Del Tes,
             3.00%, 6-15-2002.............  AA              3,602
     600    Comed Transitional Funding
             Trust,
             5.44%, 3-25-2007.............  AAA               621
     465    ERAC USA Finance Co.,
             8.25%, 5-1-2005(g)...........  BBB+              499
   4,050    Germany Bundesrepublic
             Deutschland (EUR) Series 93,
             6.00%, 9-15-2003.............  AAA             3,746
   2,100    Netherlands Government (Euro),
             5.75%, 9-15-2002.............  AAA             1,907
     750    PP&L Transition Bond Co.,
             6.83%, 3-25-2007.............  AAA               795
     250    Southern Investments UK plc,
             6.80%, 12-1-2006.............  BBB+              251
     300    Trenwick Group Ltd.,
             6.70%, 4-1-2003..............  BBB+              273
     970    United Kingdom Treasury
             (British Pound),
             8.00%, 6-10-2003.............  AAA             1,466
     720    Wellpoint Health Networks,
             6.375%, 6-15-2006............  A-                743
                                                         --------
                                                           18,600
                                                         --------
            HEALTH CARE -- 2.7%
     800    Aetna Corp.,
             7.375%, 3-1-2006.............  BBB               813
     680    HCA, Inc.,
             6.95%, 5-1-2012..............  BBB-              682
     475    HealthSouth Corp.,
             8.50%, 2-1-2008..............  BBB-              494
     750    Humana, Inc.,
             7.25%, 8-1-2006..............  BBB               773
     600    Quest Diagnostics, Inc.,
             6.75%, 7-12-2006.............  BBB-              617
   4,200    Tenet Healthcare Corp.,
             5.375%, 11-15-2006...........  BBB             4,138
   1,300    Universal Health Services,
             Inc.,
             6.75%, 11-15-2011............  BBB-            1,247
                                                         --------
                                                            8,764
                                                         --------
            SERVICES -- 0.9%
   1,350    Computer Sciences Corp.,
             6.75%, 6-15-2006.............  A               1,394
     113    Paramount Communications,
             Inc.,
             7.50%, 7-15-2023.............  A-                110

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            SERVICES -- (CONTINUED)
 $   885    Petroleum-Geo Services ASA,
             7.125%, 3-30-2028............  BBB-         $    681
     710    Petroleum-Geo Services ASA,
             8.15%, 7-15-2029.............  BBB-              568
                                                         --------
                                                            2,753
                                                         --------
            TECHNOLOGY -- 5.9%
   2,800    AOL Time Warner, Inc.,
             6.15%, 5-1-2007..............  BBB+            2,715
     500    Apogent Technologies, Inc.,
             8.00%, 4-1-2011..............  BBB               536
   1,400    AT&T Wireless Services, Inc.,
             7.50%, 5-1-2007..............  BBB             1,399
   1,475    Hewlett-Packard Co.,
             5.75%, 12-15-2006............  A-              1,469
     600    Koninklijke KPN N.V.,
             7.50%, 10-1-2005.............  BBB-              617
     485    Koninklijke KPN N.V.,
             8.00%, 10-1-2010.............  BBB-              499
     480    Motorola, Inc.,
             5.22%, 10-1-2097.............  BBB+              277
   3,400    News America Holdings, Inc.,
             7.75%, 12-1-2045.............  BBB-            3,180
   1,045    Rockwell International Corp.,
             5.20%, 1-15-2098.............  A                 692
   1,500    Rockwell International Corp.,
             6.70%, 1-15-2028.............  A               1,386
     420    Shaw Communications, Inc.,
             8.25%, 4-11-2010.............  BBB               436
   2,825    Sprint Capital Corp.,
             7.90%, 3-15-2005(g)..........  BBB+            2,803
   1,600    USA Networks, Inc.,
             6.75%, 11-15-2005............  BBB             1,632
   1,490    WorldCom, Inc. -- WorldCom
             Group,
             6.25%, 8-15-2003.............  BBB             1,043
                                                         --------
                                                           18,684
                                                         --------
            TRANSPORTATION -- 0.7%
     250    American Airlines, Inc.,
             7.858%, Ser 2001-2 Class A-2
             10-1-2011(g).................  AA+               265
     500    FedEx Corp.,
             6.625%, 2-12-2004............  BBB               519
1,250...    Union Pacific Corp.,
             6.625%, 2-1-2008.............  BBB-            1,291
                                                         --------
                                                            2,075
                                                         --------
            UTILITIES -- 1.5%
     700    Appalachian Power Co.,
             2.67%, 8-202003(e)...........  BBB+              701
     250    Cleveland Electric
             Illuminating Co.,
             7.13%, Ser B 7-1-2007........  AAA               268
     390    Conectiv, Inc.,
             2.83%, 6-13-2002(e)(g).......  BBB+              390

The accompanying notes are an integral part of this financial statement.

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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
 $   565    Detroit Edison Co.,
             6.125%, 10-1-2010............  A-           $    555
   1,100    Nisource Finance Corp.,
             7.875%, 11-15-2010...........  BBB             1,112
     200    Pacificorp, 6.12%,
             1-15-2006....................  A                 205
     125    Public Service Electric & Gas,
             7.00%, 9-1-2024..............  AAA               123
     500    Transcontinental Gas Pipeline,
             7.25%, 12-1-2026.............  BBB+              432
   1,065    Western Resources, Inc.,
             7.25%, 8-15-2002.............  BBB-            1,067
                                                         --------
                                                            4,853
                                                         --------
            Total corporate bonds: investment grade
             (cost $113,139)..........................   $114,626
                                                         ========
CORPORATE BONDS: NON-INVESTMENT GRADE -- 8.8%
            BASIC MATERIALS -- 1.5%
   2,000    Boise Cascade Corp.,
             7.50%, 2-1-2008..............  Baa3*           1,996
     450    Equistar Chemicals L.P.,
             7.55%, 2-15-2026.............  BB+               349
   1,625    ICI Wilmington, Inc.,
             6.75%, 9-15-2002.............  Baa2*           1,638
   1,080    Millennium America, Inc.,
             7.625%, 11-15-2026...........  BBB-              875
                                                         --------
                                                            4,858
                                                         --------
            CAPITAL GOODS -- 0.5%
     350    Sequa Corp.,
             8.875%, Ser B 4-1-2008.......  BB                360
   1,400    Xerox Corp.,
             9.75%, 1-15-2009(g)..........  BB              1,316
                                                         --------
                                                            1,676
                                                         --------
            ENERGY -- 1.1%
     450    Pioneer Natural Resources Co.,
             6.50%, 1-15-2008.............  BB+               431
   1,465    Pioneer Natural Resources Co.,
             7.20%, 1-15-2028.............  BB+             1,362
     100    Tesoro Petroleum Corp.,
             9.00%, Ser B 7-1-2008........  B+                100
   1,455    XTO Energy, Inc.,
             7.50%, 4-15-2012.............  BB              1,466
                                                         --------
                                                            3,359
                                                         --------
            FINANCE -- 0.0%
     120    Interpool, Inc.,
             7.20%, 8-1-2007..............  BB+               109
                                                         --------
            HEALTH CARE -- 1.1%
   1,400    HCA, Inc.,
             7.125%, 6-1-2006.............  BBB-            1,451
     300    HCA, Inc.,
             7.50%, 11-15-2095............  BBB-              271

                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
            HEALTH CARE -- (CONTINUED)
 $   785    HCR Manor Care, Inc.,
             7.50%, 6-15-2006.............  BBB          $    811
     405    HealthSouth Corp.,
             6.875%, 6-15-2005............  BBB-              407
      30    HealthSouth Corp.,
             7.00%, 6-15-2008.............  BBB-               29
     200    HealthSouth Corp.,
             10.75%, 10-1-2008............  BB+               224
     150    Manor Care, Inc.,
             8.00%, 3-1-2008..............  BBB               158
                                                         --------
                                                            3,351
                                                         --------
            SERVICES -- 1.0%
   3,000    Starwood Hotels & Resorts
             Worldwide, Inc.,
             7.375%, 5-1-2007.............  BBB-            3,019
                                                         --------
            TECHNOLOGY -- 2.9%
   1,630    AT&T Canada, Inc.,
             7.625%, 3-15-2005............  BB                285
   1,030    British Sky Broadcasting Group
             plc,
             8.20%, 7-15-2009.............  BB+             1,044
     455    Global Crossing Holding Ltd.,
             8.70%, 8-1-2007(a)(f)........  NR                  8
   2,385    Global Crossing Holdings Ltd.,
             9.50%, 11-15-2009(a)(f)......  NR                 36
   1,000    Global Crossing Holdings Ltd.,
             9.625%, 5-15-2008(a)(f)......  NR                 15
     500    KPNQwest N.V.,
             8.125%, 6-1-2009(a)..........  C                  45
   3,724    Lucent Technologies, Inc.,
             6.45%, 3-15-2029.............  B+              2,346
     280    Lucent Technologies, Inc.,
             6.50%, 1-15-2028.............  B+                176
   1,300    Marconi Corp. plc,
             7.75%, 9-15-2010.............  NR                390
   5,272    Marconi Corp. plc,
             8.375%, 9-15-2030............  C               1,582
     275    Nortel Networks Corp.,
             4.25%, Conv. 9-1-2008(g).....  BB-               174
     400    Nortel Networks Corp.,
             6.125%, 2-15-2006............  BB-               286
   1,000    Nortel Networks Corp.,
             6.875%, 9-1-2023.............  BB-               603
   2,750    Qwest Capital Funding, Inc.,
             5.875%, 8-3-2004.............  Baa3*           2,268
     220    Williams Communications Group,
             Inc.,
             10.875%, 10-1-2009(a)........  D                  32
                                                         --------
                                                            9,290
                                                         --------

 THE HARTFORD BOND INCOME STRATEGY FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
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
                                             STANDARD
PRINCIPAL                                   AND POOR'S    MARKET
 AMOUNT                                       RATING     VALUE(C)
---------                                   ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TRANSPORTATION -- 0.2%
 $   280    Teekay Shipping Corp.,
             8.32%, 2-1-2008..............  BB+          $    293
     580    United Air Lines, Inc.,
             9.75%, 8-15-2021.............  B-                351
                                                         --------
                                                              644
                                                         --------
            UTILITIES -- 0.5%
   1,120    Kansas Gas & Electric Co.,
             7.60%, 12-15-2003............  BB+             1,149
     445    Mission Energy Holding Co.,
             13.50%, 7-15-2008............  BB-               488
                                                         --------
                                                            1,637
                                                         --------
            Total corporate bonds: non-investment
             grade (cost $32,652).....................   $ 27,943
                                                         ========
U.S. GOVERNMENT SECURITIES -- 46.9%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.6%
  17,020    6.00% 2013-2016...........................     17,323
   9,612    7.50% 2029-2031...........................     10,046
                                                         --------
                                                           27,369
                                                         --------
            GOVERNMENT NATIONAL MORTGAGE -- 20.0%
   2,997    6.00% 2032................................      2,968
  42,197    6.50% 2031-2032...........................     42,807
  17,609    7.00% 2031-2032...........................     18,201
                                                         --------
                                                           63,976
                                                         --------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.1%
     250    2.32% 2007(e).............................        252
                                                         --------
            U.S. TREASURY SECURITIES -- 18.2%
   3,000    3.50% 2006................................      2,889
   2,043    3.88% 2029(h).............................      2,228
  10,136    4.25% 2010(h).............................     10,971
   6,000    4.63% 2006................................      6,080
   5,000    4.88% 2012................................      4,916
     320    5.00% 2011................................        318
   3,000    5.38% 2031................................      2,905
     650    5.50% 2008................................        677
   3,450    5.75% 2005-2010...........................      3,633
  12,900    6.00% 2009................................     13,734
   5,080    6.25% 2007-2030...........................      5,458
   2,700    6.50% 2006-2010...........................      2,943
   1,350    6.63% 2007................................      1,475
                                                         --------
                                                           58,227
                                                         --------
            Total U.S. government securities (cost
             $149,049)................................   $149,824
                                                         ========
                                                         MARKET
 SHARES                                                  VALUE(C)
---------                                                --------
PREFERRED STOCKS -- 0.2%
            CAPITAL GOODS -- 0.2%
 $     8    Xerox Corp., Conv. 7.50%..................   $    516
                                                         --------
            Total preferred stocks (cost $425)........   $    516
                                                         ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 5.7%
            FINANCE -- 5.7%
 $18,166    Joint Repurchase Agreement,
             1.87%, 5-1-2002 (Note 2f)................   $ 18,166
                                                         --------
            Total short-term investments
             (cost $18,166)...........................   $ 18,166
                                                         ========
            TOTAL INVESTMENTS IN SECURITIES (COST
             $313,431)(B).............................   $311,075
                                                         ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $311,075
Cash...........................................         52
Collateral for securities lending transactions
  (Note 2).....................................     52,839
Receivables:
  Fund shares sold.............................      3,891
  Dividends and interest.......................      4,382
Other assets...................................         56
                                                  --------
Total assets...................................    372,295
                                                  --------
LIABILITIES
Payables:
  Payable upon return of securities loaned
    (Note 2)...................................     52,839
  Fund shares redeemed.........................        133
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        193
Accrued Expenses...............................         26
                                                  --------
Total liabilities..............................     53,191
                                                  --------
Net assets, at value...........................   $319,104
                                                  ========

The accompanying notes are an integral part of this financial statement.

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
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  300,000 shares authorized; 30,135 shares
  outstanding..................................   $319,776
Accumulated undistributed net investment
  income.......................................        174
Accumulated net realized loss on investments...      1,497
Unrealized appreciation of investments.........     (2,343)
                                                  --------
Net assets.....................................   $319,104
                                                  ========

Class A
  Net assets value per share ($152,340 / 14,382
    shares outstanding)..........................  $  10.59
                                                   ========
  Maximum offering price per share
    ($10.59 / 95.5%).............................  $  11.09
                                                   ========
Class B
  Net assets value per share ($65,542 / 6,215
    shares outstanding)..........................  $  10.55
                                                   ========
Class C
  Net assets value per share ($72,947 / 6,892
    shares outstanding)..........................  $  10.58
                                                   ========
  Maximum offering price per share
    ($10.58 / 99.0%).............................  $  10.69
                                                   ========
Class Y
  Net assets value per share ($28,274 / 2,646
    shares outstanding)..........................  $  10.69
                                                   ========

(a) Presently non-incoming producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(b) At April 30, 2002, the cost of securities for federal income tax purposes is $313,555.

(c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.27% of total net assets as of April 30, 2002.

(e) Variable rate securities; the yield reported is the rate in effect as of April 30, 2002.

(f) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

      PERIOD    PRINCIPAL
     ACQUIRED    AMOUNT              SECURITY             COST
     --------   ---------   ---------------------------   ----
       2001      $1,000     Global Crossing Holdings
                            Ltd., 9.625%, 5-15-2008
       2001      $  455     Global Crossing Holdings
                            Ltd., 8.70%, 8-1-2007
       2001      $2,385     Global Crossing Holdings
                            Ltd., 9.50%, 11-15-2009

(g) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2002, was $10,393, which represents 3.26% of total net assets.

(h) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  *  Moody's Rating.

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 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                            MARKET
 AMOUNT                                             VALUE(B)
---------                                           --------
U.S. GOVERNMENT SECURITIES -- 96.4%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 19.0%
            MORTGAGE BACKED SECURITIES:
 $ 9,000    6.00% 2014...........................   $  9,129
  21,662    6.50% 2031-2032(d)...................     21,952
   1,257    7.00% 2029-2031......................      1,299
     512    9.00% 2022...........................        563
      19    10.50% 2015..........................         21
      64    11.25% 2013..........................         72
     228    11.50% 2015-2019.....................        259
     297    11.75% 2010-2011.....................        334
      59    12.50% 2019..........................         67
                                                    --------
                                                      33,696
                                                    --------
            NOTES:
   5,400    5.25% 2006...........................      5,541
   3,965    6.90% 2007...........................      4,306
                                                    --------
                                                       9,847
                                                    --------
                                                      43,543
                                                    --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 34.3%
            MORTGAGE BACKED SECURITIES:
   2,881    5.50% 2015...........................      2,902
   2,325    5.85% 2009...........................      2,376
   2,888    5.89% 2008...........................      2,962
  16,104    6.00% 2016-2031......................     16,142
   1,397    6.01% 2009...........................      1,439
   2,803    6.36% 2008...........................      2,934
  20,316    6.50% 2013-2032......................     20,742
   5,820    6.52% 2008...........................      6,133
   1,856    6.63% 2005...........................      1,963
   8,978    7.00% 2015...........................      9,380
   6,316    7.18% 2006...........................      6,820
   1,464    7.50% 2030...........................      1,530
     177    8.00% 2025...........................        189
     237    8.50% 2022...........................        257
      46    9.00% 2020...........................         50
     289    9.75% 2020...........................        319
     321    10.00% 2020..........................        359
     237    10.50% 2012-2018.....................        265
      54    10.75% 2013..........................         59
     864    11.00% 2015-2020.....................        971
     102    11.25% 2013..........................        114
      49    11.50% 2015..........................         56
      88    12.00% 2011-2016.....................         99
     238    12.50% 2015..........................        273
                                                    --------
                                                      78,334
                                                    --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --10.9%
            MORTGAGE BACKED SECURITIES:
  21,063    7.00% 2028-2031......................     21,800
     800    8.00% 2017-2022......................        859
     459    9.00% 2022...........................        506
   1,360    9.50% 2016-2019......................      1,510
     160    11.00% 2015-2018.....................        182
                                                    --------
                                                      24,857
                                                    --------

PRINCIPAL                                            MARKET
 AMOUNT                                             VALUE(B)
---------                                           --------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 9.6%
            FEDERAL HOME LOAN BANK:
 $18,650    5.38% 2006...........................   $ 19,212
            TENNESSEE VALLEY AUTHORITY:
   2,800    5.38% 2008...........................      2,802
                                                    --------
                                                      22,014
                                                    --------
            U.S. TREASURY SECURITIES -- 22.6%
   4,000    3.50% 2006(e)........................      3,852
   2,289    3.50% 2011(e)........................      2,361
   8,945    4.25% 2010...........................      9,681
  25,600    5.88% 2004...........................     27,012
   6,500    6.00% 2004...........................      6,868
   1,500    10.38% 2012..........................      1,903
                                                    --------
                                                      51,677
                                                    --------
            Total U.S. Government Securities
             (cost $214,396).....................   $220,425
                                                    ========
SHORT-TERM INVESTMENTS -- 6.2%
            FINANCE -- 6.2%
 $14,132    Joint Repurchase Agreement 1.87%
             5-1-2002 (Note 2f)..................     14,132
       3    First American Treasury Obligations
             Fund, Current rate -- 3.49%.........          2
                                                    --------
            Total short-term investments (cost
              $14,134)...........................     14,134
                                                    ========
            TOTAL INVESTMENTS IN SECURITIES
              (COST $228,530)(A).................   $234,559
                                                    ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $234,559
Receivables:
  Investment securities sold...................         33
  Fund shares sold.............................        161
  Dividends and interest.......................      2,151
Other assets...................................        106
                                                  --------
Total assets...................................    237,010
                                                  --------
LIABILITIES
Payables:
  Investment securities purchased..............      7,953
  Fund shares redeemed.........................        159
Payable for distribution, investment advisory
  and management fees (Note 3).................        140
Accrued Expenses...............................         46
                                                  --------
Total liabilities..............................      8,298
                                                  --------
Net assets, at value...........................   $228,712
                                                  ========

The accompanying notes are an integral part of this financial statement.

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
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000 shares authorized; 24,171 shares
  outstanding..................................   $285,496
Accumulated undistributed net investment
  income.......................................        166
Accumulated net realized loss on investments...    (62,979)
Unrealized appreciation of investments.........      6,029
                                                  --------
Net assets.....................................   $228,712
                                                  ========

Class A
  Net assets value per share ($2,517 / 266 shares
    outstanding)..................................   $9.47
                                                     =====
  Maximum offering price per share
    ($9.47 / 95.5%)...............................   $9.92
                                                     =====
Class B
  Net assets value per share ($1,334 / 141 shares
    outstanding)..................................   $9.43
                                                     =====
Class C
  Net assets value per share ($1,207 / 128 shares
    outstanding)..................................   $9.43
                                                     =====
  Maximum offering price per share
    ($9.43 / 99.0%)...............................   $9.53
                                                     =====
Class E
  Net assets value per share ($155,183 / 16,398
    shares outstanding)...........................   $9.46
                                                     =====
  Maximum offering price per share
    ($9.46 / 95.5%)...............................   $9.91
                                                     =====
Class H
  Net assets value per share ($9,749 / 1,033
    shares outstanding)...........................   $9.44
                                                     =====
Class L
  Net assets value per share ($50,257 / 5,308
    shares outstanding)...........................   $9.47
                                                     =====
  Maximum offering price per share
    ($9.47 / 95.5%)...............................   $9.92
                                                     =====
Class M
  Net assets value per share ($6,494 / 688 shares
    outstanding)..................................   $9.44
                                                     =====
Class N
  Net assets value per share ($1,970 / 209 shares
    outstanding)..................................   $9.44
                                                     =====
Class Y
  Net assets value per share ($1 / # shares
    outstanding)..................................   $9.47
                                                     =====

(a) At April 30, 2002, the cost of securities for income tax purposes is $228,530.

(b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(d) The cost of securities purchased on a when issued basis at April 30, 2002, was $7,953.

(e) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

# Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

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      ---------------------------------------------------------------------


 THE HARTFORD TAX-FREE MINNESOTA FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
                        MUNICIPAL BONDS -- $85.7 %
            GENERAL OBLIGATIONS -- 39.2%
   $1,000   Anoka-Hennepin
             Independent School
             District #11, 5.00%
             School District Cr
             Enhancement PG-A
             2-15-2015...............       AA+      $  1,027
    1,300   Becker (City of), MN,
             Independent School
             District #726, 6.00%
             General Obligation Ser A
             FSA Insured 2-1-2017....      Aaa*         1,418
    1,000   Bloomington (City of),
             MN, Independent School
             District #271, 5.45%
             General Obligation Ser A
             2-1-2012................      Aa1*         1,068
      620   Hennepin County, MN,
             5.00% General Obligation
             Ser B 12-1-2017.........       AAA           628
    1,250   Hopkins (City of), MN,
             Independent School
             District #270, 5.00%
             General Obligation
             2-1-2011................      Aa1*         1,326
      835   Minneapolis (City of),
             MN, 4.75% General
             Obligation Ser B
             12-1-2010...............       AAA           876
      250   Minneapolis (City of),
             MN, School District
             #001, 5.00% General
             Obligation
             2-1-2009................       AAA           267
      500   Minneapolis (City of),
             MN, 5.00% General
             Obligation Ref Ser D
             12-1-2016...............       AAA           508
    1,000   Minnesota State, 5.25%
             General Obligation
             8-1-2016................       AAA         1,036
      375   Moorhead (City of), MN,
             5.00%, Independent
             School District #152,
             4-1-2018................      Aaa*           378
      785   Mounds View (City of),
             MN, Independent School
             District #621, 5.25%
             General Obligation Ser A
             2-1-2014................      Aa1*           830
      500   Osseo (City of), MN,
             Independent School
             District #279, 5.00%
             General Obligation Ser B
             2-1-2012................      Aa1*           525
      250   Ramsey County, MN, 4.50%
             General Obligation
             Capital Improvement Plan
             Ser A 2-1-2009..........       AAA           259

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
            GENERAL OBLIGATIONS -- (CONTINUED)
   $1,950   Rosemount (City of), MN,
             Independent School
             District #196, 5.70%
             Zero Coupon General
             Obligation MBIA Insured
             4-1-2015(d).............       AA+      $  1,032
    2,205   Sauk Rapids (City of),
             MN, Independent School
             District #047, 5.43%
             Zero Coupon General
             Obligation Ser B
             2-1-2010(d).............      Aa1*         1,570
      250   St. Paul (City of), MN,
             5.00% General Obligation
             Capital Improvement Ser
             A 3-1-2007..............       AAA           267
      650   St. Paul (City of), MN,
             Independent School
             District #625, 5.00%
             General Obligation Ser B
             2-1-2010................       AA+           691
      500   St. Paul (City of), MN,
             Independent School
             District #625, 5.00%
             General Obligation Ser B
             2-1-2011................       AA+           531
                                                     --------
                                                       14,237
                                                     --------
            HEALTH CARE/SERVICES -- 8.1%
    1,000   Minnesota Agriculture and
             Economic Development
             Board, 5.25% Healthcare
             Fac Rev Benedictine
             Health Ser A MBIA
             Insured 2-15-2014.......       AAA         1,050
      250   Rochester (City of), MN,
             5.80% Health Care Fac
             Rev Mayo Foundation/
             Mayo Medical Center Ser
             I 11-15-2007............        AA           275
      500   Rochester (City of), MN,
             5.90% Health Care Fac
             Rev Mayo Foundation/
             Mayo Medical Center Ser
             I 11-15-2010............        AA           557
    1,000   Waconia (City of), MN,
             6.10% Health Care Fac
             Rev Ridgeview Med Ctr
             Ser A Asset Guaranty
             Insured 1-1-2019........        AA         1,072
                                                     --------
                                                        2,954
                                                     --------

The accompanying notes are an integral part of this financial statement.

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
                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
            HIGHER EDUCATION (UNIV.,
             DORMS, ETC.) -- 8.7%
   $1,000   Minnesota Higher
             Education, 5.375% Fac
             Auth Rev for University
             of St. Thomas Ser 4-P
             4-1-2018................       A2*      $  1,026
    1,000   Minnesota State, 5.40%
             Higher Education Fac
             Auth Rev for University
             of St. Thomas Ser 4-P
             4-1-2023................       A2*         1,005
    1,000   University of MN (Regents
             of), 5.75% General
             Obligation Ser A
             7-1-2018................        AA         1,121
                                                     --------
                                                        3,152
                                                     --------
            HOUSING (HFA'S, ETC.) -- 8.8%
    1,500   Brainerd (City of), MN,
             6.65% Rev Ref Bond
             Evangelical
             Lutheran-Good Samaritan
             Proj Ser B FSA Insured
             3-1-2017................       AAA         1,534
      390   Minneapolis (City of),
             MN, 6.00% Health Care
             Fac Rev Bond Shelter
             Care Foundation Ser A
             4-1-2010................        NR           366
      770   Minneapolis (City of),
             MN, 7.10% HRA Mortgage
             Rev Bond Riverplace Proj
             Ser A LOC Bank of Tokyo
             1-1-2020................       A2*           771
      500   Puerto Rico, 5.00%,
             Public Buildings Auth
             Rev Gtd Ref Government
             Fac Ser C 7-1-2007......         A           533
                                                     --------
                                                        3,204
                                                     --------
            MISCELLANEOUS -- 5.7%
    1,000   Golden Valley (City of),
             MN, 5.875% Rev Bond
             Breck School Proj
             10-1-2019...............       A2*         1,055
    1,000   Minneapolis (City of),
             MN, 7.375% CDA Limited
             Tax Supported Dev Rev
             Common Bond Fund Ser
             1995-G3 12-1-2012.......        A-         1,039
                                                     --------
                                                        2,094
                                                     --------
            REFUNDED WITH U.S. GOV'T
             SECURITIES -- 1.5%
      500   Red Wing (City of), MN,
             6.50% Elderly Housing
             Fac Rev River Region
             Obligated Group Ser C
             9-1-2022 (Prerefunded
             9-1-2015 @100)..........        NR           538
                                                     --------
                                                          538
                                                     --------

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
            TRANSPORTATION -- 3.1%
   $1,000   Puerto Rico, 5.50%
             Commonwealth Highway &
             Transportation Auth Rev
             Ser W FSA Insured
             7-1-2013................       AAA      $  1,117
                                                     --------
                                                        1,117
                                                     --------
            UTILITIES -- ELECTRIC -- 5.2%
    1,000   Northern MN Municipal
             Power Agency, 5.30% Elec
             Sys Rev FSA Insured
             1-1-2021................       AAA         1,007
    1,295   Northern MN Municipal
             Power Agency, 6.94% Zero
             Coupon Elec Sys Rev Ref
             Ser A AMBAC Primary
             Insured 1-1-2011(d).....       AAA           880
                                                     --------
                                                        1,887
                                                     --------
            UTILITIES -- WATER AND SEWER -- 5.4%
      750   Puerto Rico, 5.00%,
             Electric Power Auth Rev
             Ref Ser J MBIA Insured
             7-1-2009................       AAA           803
    1,000   Puerto Rico, 6.25%
             Commonwealth Aqueduct &
             Sewer Auth Rev Ref Bond
             Commonwealth Guaranteed
             7-1-2013................         A         1,162
                                                     --------
                                                        1,965
                                                     --------
            Total municipal bonds
             (cost $29,715)..........                $ 31,148
                                                     ========

PRINCIPAL
 AMOUNT
---------
                      SHORT-TERM INVESTMENTS -- 5.1%
            FINANCE -- 5.1%
 $    #     Federated Minnesota
             Municipal Cash Trust,
             Current rate -- 2.10%.....                $      #
  1,837     State Street Bank Tax Free
             Money Market Variable Rate
             Time Deposit, Current
             rate -- 1.73%.............                   1,837
                                                       --------
                                                          1,837
                                                       --------
            Total short-term
             investments
             (cost $1,837).............                   1,837
                                                       --------
            TOTAL INVESTMENTS IN
             SECURITIES
             (COST $31,553)(A).........                $ 32,985
                                                       ========

 THE HARTFORD TAX-FREE MINNESOTA FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $32,985
Cash...........................................     3,331
Receivables:
  Fund shares sold.............................        41
  Dividends and interest.......................       377
Other assets...................................         8
                                                  -------
Total assets...................................    36,742
                                                  -------
LIABILITIES
Payables:
  Investment securities purchased..............       369
  Fund shares redeemed.........................         7
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        22
Accrued Expenses...............................        19
                                                  -------
Total liabilities..............................       417
                                                  -------
Net assets, at value...........................   $36,325
                                                  =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000 shares authorized; 3,527 shares
  outstanding...................................   $34,796
Accumulated undistributed net investment
  income........................................        21
Accumulated net realized gain on investments....        76
Unrealized appreciation of investments..........     1,432
                                                   -------
Net assets......................................   $36,325
                                                   =======

Class A
  Net assets value per share ($212 / 21 shares
    outstanding).................................  $  10.24
                                                   ========
  Maximum offering price per share
    ($10.24 / 95.5%).............................  $  10.72
                                                   ========
Class B
  Net assets value per share ($4 / # shares
    outstanding).................................  $  10.26
                                                   ========
Class C
  Net assets value per share ($22 / 2 shares
    outstanding).................................  $  10.27
                                                   ========
  Maximum offering price per share
    ($10.27 / 99.0%).............................  $  10.37
                                                   ========
Class E
  Net assets value per share ($30,959 / 3,005
    shares outstanding)..........................  $  10.30
                                                   ========
  Maximum offering price per share
    ($10.30 / 95.5%).............................  $  10.79
                                                   ========
Class H
  Net assets value per share ($976 / 95 shares
    outstanding).................................  $  10.29
                                                   ========
Class L
  Net assets value per share ($3,395 / 331 shares
    outstanding).................................  $  10.27
                                                   ========
  Maximum offering price per share
    ($10.27 / 95.5%).............................  $  10.75
                                                   ========
Class M
  Net assets value per share ($557 / 54 shares
    outstanding).................................  $  10.26
                                                   ========
Class N
  Net assets value per share ($198 / 19 shares
    outstanding).................................  $  10.29
                                                   ========
Class Y
  Net assets value per share ($1 / # shares
    outstanding).................................  $  10.27
                                                   ========

(a) At April 30, 2002, the cost of securities for income tax purposes is $31,553.

(b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(d) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  *  Moody's Rating.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


 THE HARTFORD TAX-FREE NATIONAL FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
MUNICIPAL BONDS -- 93.2%
            ALABAMA -- 3.4%
 $1,855     Huntsville, AL, 5.25%
             General Obligation
             Warrants Ser A 5-1-2022
             (Housing)................       AA      $  1,859
                                                     --------
            ARIZONA -- 7.2%
    500     Arizona (State of), 5.25%
             School Facilities Board
             Rev State School
             Improvements 7-1-2009
             (Higher Education (Univ.,
             Dorms, etc.))............       AA           543
  1,800     Phoenix (City of), AZ,
             6.25% General Obligation
             Ser A 7-1-2017 (General
             Obligations).............      AA+         2,102
  1,225     Tucson (City of), AZ,
             5.50% Water Rev Ref
             7-1-2014
             (Utilities -- Water and
             Sewer)...................       A+         1,341
                                                     --------
                                                        3,986
                                                     --------
            CALIFORNIA -- 8.3%
    500     California (State of),
             5.50% Dept Water Utility
             Rev Ser W 12-1-2010
             (Utilities -- Water and
             Sewer)...................       AA           555
  4,000     Southern California Public
             Power Auth, 6.36% Zero
             Coupon Transmission Proj
             Rev 7-1-2013
             (Utilities --
             Electric)(d).............       A+         2,325
  2,750     Sulphur Springs (City of),
             CA, 7.00% Zero Coupon
             School District General
             Obligation Ser A MBIA
             Insured 9-1-2012 (General
             Obligations)(d)..........       AA         1,707
                                                     --------
                                                        4,587
                                                     --------
            COLORADO -- 1.0%
    500     Platte River Power Auth,
             CO, 5.25% Power Rev Ser
             EE 6-1-2010 (Housing
             (HFA's, etc.))...........      AA-           539
                                                     --------
            GEORGIA -- 9.5%
  1,105     Fulton County, GA, 5.375%
             School District General
             Obligation 1-1-2018
             (General Obligations)....       AA         1,180
  1,765     Fulton County, GA, 6.375
             Water & Sewer Rev FGIC
             Insured 1-1-2014
             (Escrowed to Maturity)
             (Utilities -- Water and
             Sewer)...................       AA         2,048

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
            GEORGIA -- (CONTINUED)
 $   35     Fulton County, GA, 6.375%
             Water & Sewer Rev FGIC
             Insured 1-1-2014
             (Unrefunded)
             (Utilities -- Water and
             Sewer)...................       AA      $     40
    750     Georgia (State of), 5.25%
             Transportation Authority
             Rev 3-1-2009 (Housing)...       AA           811
     40     Georgia Municipal
             Electric, 6.50% Auth
             Power Rev Ser Y 1-1-2017
             (Escrowed to Maturity)
             (Utilities --
             Electric)................        A            47
    960     Georgia Municipal
             Electric, 6.50% Auth
             Power Rev Ser Y 1-1-2017
             (Unrefunded)
             (Utilities --
             Electric)................        A         1,129
                                                     --------
                                                        5,255
                                                     --------
            HAWAII -- 3.4%
  1,000     Hawaii State, 5.25%
             General Obligation Ref
             Ser CY 2-1-2008 (General
             Obligations).............       AA         1,074
    500     Hawaii State, 5.50%
             General Obligation Ref
             Ser CY 2-1-2011 (General
             Obligations).............       AA           547
    250     Honolulu (City of),
             Hawaii, 5.00% City and
             County Board Water Supply
             Sys Rev 7-1-2009
             (Housing)................       AA           266
                                                     --------
                                                        1,887
                                                     --------
            ILLINOIS -- 2.0%
  1,000     Illinois (State of), 5.25%
             General Obligation First
             Series 2-1-2011 (Health
             Care/Services)...........       AA         1,075
                                                     --------
            KANSAS -- 1.9%
  1,000     Johnson County, KS, 5.25%
             School District #229
             General Obligation Ser A
             10-1-2012 (General
             Obligations).............       AA         1,061
                                                     --------
            KENTUCKY -- 5.7%
  1,000     Carroll County, KY, 7.45%
             Collateralized Pollution
             Control Rev Bond
             Utilities Project Ser A
             9-15-2016 (Pollution
             Control).................       A-         1,033

 THE HARTFORD TAX-FREE NATIONAL FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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
                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            KENTUCKY -- (CONTINUED)
 $1,000     Christian County, KY,
             6.00% Hospital Rev Ref
             Bond Jennie Stuart
             Medical Center Ser A
             7-1-2013 (Health
             Care/Services)...........       A-      $  1,022
  1,000     Louisville & Jefferson
             County, KY, 6.75% Metro
             Sewer Dist Rev Bond Ser A
             AMBAC Insured 5-15-2019
             (Prerefunded 11-15-2004
             @102) (Refunded with U.S.
             Gov't Securities)........       AA         1,123
                                                     --------
                                                        3,178
                                                     --------
            MASSACHUSETTS -- 3.8%
  1,000     Massachusetts (State of),
             5.25% General Obligation
             Cons Ln Ser B FSA Insured
             3-1-2021 (Housing (HFA's,
             etc.))...................       AA         1,012
  1,000     Massachusetts State,
             5.25%, General Obligation
             Cons Ln Ser C 12-1-2007
             (General Obligations)....      AA-         1,091
                                                     --------
                                                        2,103
                                                     --------
            MICHIGAN -- 4.4%
    300     Detroit (City of), MI,
             5.375% General Obligation
             Ser B MBIA Insured
             4-1-2014 (General
             Obligations).............       AA           320
  1,750     Detroit (City of), MI,
             6.50% Water Supply System
             Rev Ref Bond FGIC Insured
             7-1-2015
             (Utilities -- Water and
             Sewer)...................       AA         2,094
                                                     --------
                                                        2,414
                                                     --------
            MINNESOTA -- 6.9%
  1,140     Fergus Falls (City of),
             MN, 6.50% Health Care Fac
             Rev Lake Region Hospital
             Corp Proj A 9-1-2018
             (Health Care/Services)...      BBB         1,152
  1,250     Florida (State of), 5.375%
             Dept. of Environmental
             Protection Preservation
             Rev Ser A 7-1-2015
             (Housing)................       AA         1,331
    670     Minneapolis (City of), MN,
             7.00% Health Care Fac Rev
             (St. Olaf Residence) Ser
             1993 10-1-2012 (Health
             Care/Services)...........       NR           651

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
            MINNESOTA -- (CONTINUED)
 $  690     St. Anthony (City of), MN,
             6.75% Housing Dev Rev Ref
             Autumn Woods Proj
             7-1-2007 (Housing).......       AA      $    705
                                                     --------
                                                        3,839
                                                     --------
            NEVADA -- 0.5%
    250     Nevada State Pollution
             Control, 5.00% General
             Obligation Bond Ser A
             8-1-2009 (Pollution
             Control).................       AA           266
                                                     --------
            NEW JERSEY -- 2.0%
  1,000     New Jersey State
             Transportation Fund,
             5.25% Rev Bond Ser C
             12-15-2009 (Housing).....       AA         1,088
                                                     --------
            NEW YORK -- 2.1%
  1,000     New York City, NY, 8.25%
             General Obligation Bond
             Ser B 6-1-2005 (General
             Obligations).............        A         1,144
                                                     --------
            NORTH CAROLINA -- 0.5%
    250     North Carolina Eastern
             Municipal Power Agency,
             5.875% Rev Bond Ser D
             1-1-2014 (Housing).......      BBB           255
                                                     --------
            NORTH DAKOTA -- 2.0%
  1,100     Ward County, ND, 7.50%
             Health Care Fac Rev
             Trinity Oblig Group Ser B
             7-1-2011 (Health Care/
             Services)................      BBB         1,116
                                                     --------
            OHIO -- 6.1 %
  1,045     Cincinnati (City of), OH,
             5.50% Water Sys Rev Bond
             12-1-2011 (Utilities --
             Water and Sewer).........      AA+         1,146
    750     Cleveland (City of), OH,
             8.10% Parking Fac
             Improvement Proj Rev Bond
             9-15-2022 (Prerefunded
             9-15-2002 @102) (Refunded
             with U.S. Gov't
             Securities)..............       NR           783
  1,270     Hamilton (City of), OH,
             6.15% School District
             Improvement Ser A
             12-1-2016 (General
             Obligations).............      AA-         1,473
                                                     --------
                                                        3,402
                                                     --------

The accompanying notes are an integral part of this financial statement.

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
                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            OREGON -- 4.0 %
 $  500     Oregon State, 5.00% Dept
             Administrative Services
             Certificate Participation
             Ser B 5-1-2008
             (Housing)................       AA      $    536
    500     Oregon State, 5.25% Dept
             Administrative Services
             Certificate Participation
             Ser B MBIA Insured
             5-1-2013 (Housing).......       AA           537
  1,000     Oregon State, 6.25% Dept
             Admin Services
             Certificate Participation
             Ser A 5-1-2018
             (Housing)................       AA         1,161
                                                     --------
                                                        2,234
                                                     --------
            PENNSYLVANIA -- 2.1 %
    250     Pennsylvania State, 5.50%
             Turnpike Highway Rev Ref
             Ser S FGIC Insured
             6-1-2008 (General
             Obligations).............       AA           274
    855     Philadelphia (City of),
             PA, 5.00% School District
             General Obligation Ser A
             FSA Insured 2-1-2010
             (Housing)................       AA           909
                                                     --------
                                                        1,183
                                                     --------
            PUERTO RICO -- 1.5 %
    750     Puerto Rico, 5.00%,
             Electric Power Auth Rev
             Ref Ser J MBIA Insured
             7-1-2009
             (Utilities -- Water and
             Sewer)...................       AA           803
                                                     --------
            SOUTH CAROLINA -- 4.0%
  1,000     Piedmont Municipal Power
             Agency, SC, 6.25% Elec
             Rev Ref FGIC Insured
             1-1-2021 (Utilities --
             Electric)................       AA         1,156
  1,000     South Carolina State,
             5.00% Public Service Auth
             Rev Ser B FSA Insured
             1-1-2010 (Housing).......       AA         1,065
                                                     --------
                                                        2,221
                                                     --------
            TENNESSEE -- 1.9%
  1,000     Tennessee State, 5.25%
             General Obligation Ser A
             FGIC Insured 2-1-2008
             (Housing)................       AA         1,078
                                                     --------

                                         STANDARD
PRINCIPAL                               AND POOR'S    MARKET
 AMOUNT                                   RATING     VALUE(B)
---------                               ----------   --------
            TEXAS -- 3.4%
 $  750     Houston (City of), TX,
             5.50% Water & Sewer Rev
             Ref Ser A 12-1-2013
             (Housing (HFA's,
             etc.))...................       AA      $    811
  1,000     San Antonio (City of), TX,
             5.25% Electrical & Gas
             Rev Ref Ser A 2-1-2014
            (Utilities -- Electric)...       AA         1,044
                                                     --------
                                                        1,855
                                                     --------
            VIRGINIA -- 1.9%
  1,000     Peninsula Ports Authority
             of VA, 6.00% Port
             Facility CSX Transit
             Project Rev
             12-15-2012(Transportation)..    Baa2*      1,059
                                                     --------
            WASHINGTON -- 1.1%
    600     Washington State Public
             Power Supply, 5.00%,
             Nuclear Proj #2 Ser A FSA
             Insured 7-1-2010
             (Utilities)..............       AA           633
                                                     --------
            WISCONSIN -- 2.6%
  1,305     Sparta (City of), WI,
             5.90% School District Ref
             General Obligation FGIC
             Insured 3-1-2016 (General
             Obligations).............      Aaa*        1,425
                                                     --------
            Total municipal bonds (cost
             $48,744).............................   $ 51,545
                                                     ========
SHORT-TERM INVESTMENTS -- 5.4%
            MINNESOTA -- 0.0%
      1     First American Tax-Free
             Obligations Fund, Current
             rate -- 1.96%
             (Finance)................                      1
  2,965     State Street Bank Tax Free
             Money Market Variable
             Rate Time Deposit,
             Current rate -- 1.73%
             (Finance)................                  2,965
                                                     --------
                                                        2,966
                                                     --------
            Total short-term investments
             (cost $2,966)........................   $  2,966
                                                     --------
            TOTAL INVESTMENTS IN SECURITIES
             (COST $51,710)(a)....................   $ 54,511
                                                     ========

 THE HARTFORD TAX-FREE NATIONAL FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

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      ---------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $54,511
Cash...........................................       201
Receivables:
  Investment securities sold...................     3,598
  Dividends and interest.......................       778
Other assets...................................        36
                                                  -------
Total assets...................................    59,124
                                                  -------
LIABILITIES
Payables:
  Investment securities purchased..............     2,837
  Fund shares redeemed.........................       893
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        38
  Accrued expenses.............................        22
                                                  -------
Total liabilities..............................     3,790
                                                  -------
Net assets, at value...........................   $55,334
                                                  =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.01 per share;
  100,000 shares authorized; 5,055 shares
  outstanding...................................   $51,281
Accumulated undistributed net investment
  income........................................        27
Accumulated net realized gain on investments....     1,225
Unrealized appreciation of investments..........     2,801
                                                   -------
Net assets......................................   $55,334
                                                   =======

Class A
  Net assets value per share ($1,966 / 180 shares
    outstanding).................................  $  10.93
                                                   ========
  Maximum offering price per share
    ($10.93 / 95.5%).............................  $  11.45
                                                   ========
Class B
  Net assets value per share ($271 / 25 shares
    outstanding).................................  $  10.90
                                                   ========
Class C
  Net assets value per share ($358 / 33 shares
    outstanding).................................  $  10.92
                                                   ========
  Maximum offering price per share
    ($10.92 / 99.0%).............................  $  11.03
                                                   ========
Class E
  Net assets value per share ($39,519 / 3,608
    shares outstanding)..........................  $  10.95
                                                   ========
  Maximum offering price per share
    ($10.95 / 95.5%).............................  $  11.47
                                                   ========
Class H
  Net assets value per share ($3,385 / 310 shares
    outstanding).................................  $  10.92
                                                   ========
Class L
  Net assets value per share ($7,384 / 675 shares
    outstanding).................................  $  10.94
                                                   ========
  Maximum offering price per share
    ($10.94 / 95.5%).............................  $  11.46
                                                   ========
Class M
  Net assets value per share ($1,813 / 166 shares
    outstanding).................................  $  10.92
                                                   ========
Class N
  Net assets value per share ($637 / 58 shares
    outstanding).................................  $  10.90
                                                   ========
Class Y
  Net assets value per share ($1 / # shares
    outstanding).................................  $  10.93
                                                   ========

(a) At April 30, 2002, the cost of securities for income tax purposes is $51,710.

(b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

(c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(d) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  *  Moody's Rating.

 # Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

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      ---------------------------------------------------------------------


 THE HARTFORD MONEY MARKET FUND
 SCHEDULE OF INVESTMENTS
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             STANDARD
PRINCIPAL                                       MATURITY    AND POOR'S
 AMOUNT                                YIELD      DATE        RATING     VALUE(A)
---------                              -----   ----------   ----------   --------
            BASIC MATERIALS -- 7.0%
  4,000     Cargill, Inc.(e).........  1.96%   08/12/2002   A1              3,978
  4,000     Cargill, Inc.(e).........  1.79%   06/21/2002   A1              3,990
  9,000     Pfizer, Inc.(e)..........  1.75%   05/02/2002   A1              9,000
  1,000     Pfizer, Inc.(e)..........  1.83%   05/22/2002   A1                999
  4,000     Wyeth(e).................  1.96%   06/10/2002   A1              3,991
  4,000     Wyeth(e).................  1.98%   05/10/2002   A1              3,998
                                                                         --------
                                                                           25,956
                                                                         --------
            CAPITAL GOODS -- 11.4%
  6,000     Emerson Electric           1.86%   05/20/2002   A1              5,994
             Co.(e)..................
  3,000     Emerson Electric           1.81%   06/11/2002   A1              2,994
             Co.(e)..................
  9,000     IBM Corp. ...............  1.80%   05/13/2002   A1              8,995
  8,000     Johnson & Johnson(e).....  1.80%   07/18/2002   A1              7,969
 10,000     Procter & Gamble Co. ....  1.91%   06/25/2002   A1+             9,971
  6,500     United Technologies        1.78%   05/08/2002   A1              6,498
             Corp. ..................
                                                                         --------
                                                                           42,421
                                                                         --------
            CONSUMER CYCLICAL -- 6.1%
  6,000     7-Eleven, Inc. ..........  1.88%   06/17/2002   A1+             5,985
  6,000     Nationwide Building        1.98%   08/09/2002   A1              5,968
             Society.................
  2,000     Nationwide Building        1.86%   02/14/2003   A1              2,000
             Society(d)(f)...........
  3,000     Washington Post Co.(e)...  1.83%   06/04/2002   A1              2,995
  6,000     Washington Post Co.(e)...  1.96%   08/06/2002   A1              5,969
                                                                         --------
                                                                           22,917
                                                                         --------
            CONSUMER STAPLES -- 13.1%
  4,000     Anheuser Busch             3.71%   05/06/2002   A1              3,998
             Companies(e)............
  7,000     Coca-Cola Co.............  1.81%   05/20/2002   A1              6,994
  4,000     Diageo Capital plc(e)....  2.98%   03/18/2003   A1              3,898
  4,000     General Electric Capital   1.93%   01/15/2003   AAA             4,082
             Corp....................
  6,000     Nestle Capital             1.97%   08/15/2002   A1+             5,966
             Corp.(e)................
  5,000     Sara Lee Corp.(e)........  1.88%   06/11/2002   A1              4,990
  4,000     Sara Lee Corp.(e)........  1.85%   06/04/2002   A1              3,993
  6,000     SBC Communications,        1.97%   03/14/2003   A1              6,000
             Inc.(d)(f)..............
  9,000     Unilever N.V.(d).........  2.06%   06/11/2002   A1              9,006
                                                                         --------
                                                                           48,927
                                                                         --------
            FINANCE -- 59.6%
  3,000     Abbey National North       2.15%   11/04/2002   A1              2,967
             America.................
  6,000     American Express Credit    1.80%   06/24/2002   A1              5,984
             Corp....................
  4,000     American Express Credit    1.83%   05/28/2002   A1              3,995
             Corp....................
  8,000     American Honda             2.04%   10/09/2002   A1              8,000
             Finance(d)(f)...........
  3,000     American Honda             2.01%   01/13/2003   A1              3,001
             Finance(d)(f)...........
  3,000     Bradford & Bingley         1.85%   06/07/2002   A1              2,994
             plc(e)..................
  6,000     Bradford & Bingley         1.81%   05/07/2002   A1              5,998
             plc(e)..................
  1,000     Bradford & Bingley         2.00%   08/02/2002   A1                995
             plc(e)..................
  1,000     Caterpillar Financial      1.98%   08/06/2002   A1                995
             Services................
  1,000     Caterpillar Financial      1.95%   07/11/2002   A1                996
             Services................
  5,000     FHLB.....................  1.77%   05/03/2002   A1+             5,000
  2,000     FHLMC....................  1.91%   08/02/2002   A1+             1,990
  7,000     FHLMC....................  1.83%   05/23/2002   A1+             6,992
  1,000     FNMA.....................  1.92%   05/23/2002   A1                999
  8,500     FNMA.....................  1.87%   05/02/2002   A1+             8,500

                                                             STANDARD
PRINCIPAL                                       MATURITY    AND POOR'S
 AMOUNT                                YIELD      DATE        RATING     VALUE(A)
---------                              -----   ----------   ----------   --------
            FINANCE -- (CONTINUED)
    500     FNMA.....................  1.92%   08/07/2002   A1+               498
  6,000     General Electric Capital   2.81%   02/03/2003   A1              6,188
             Corp....................
  1,000     Goldman Sachs Group,       1.96%   08/13/2002   A1+               994
             Inc. ...................
  4,000     Goldman Sachs Group,       1.98%   08/05/2002   A1+             3,980
             Inc. ...................
  1,000     Goldman Sachs Group,       2.50%   11/21/2002   A1              1,001
             Inc.(d).................
  4,000     Goldman Sachs Group,       2.09%   08/21/2002   A1              4,002
             Inc.(d).................
  4,000     Halifax plc..............  1.88%   07/25/2002   A1+             3,982
  3,000     J.P. Morgan Chase &        2.01%   02/20/2003   A1              3,004
             Co.(d)..................
  1,000     J.P. Morgan Chase &        2.05%   01/30/2003   A1              1,001
             Co.(d)..................
  7,500     Key Bank(d)..............  1.98%   02/07/2003   A1              7,508
  3,000     Lehman Brothers Holdings,  1.95%   07/12/2002   A1              2,989
             Inc. ...................
  6,000     Lehman Brothers Holdings,  2.07%   08/21/2002   A1              5,962
             Inc. ...................
  6,000     Merrill Lynch & Co.(d)...  2.08%   08/21/2002   A1              6,006
  8,000     Morgan Stanley Dean        2.10%   02/21/2003   A1              8,017
             Witter(d)...............
  2,000     Morgan Stanley Dean        1.92%   10/15/2002   A1              2,001
             Witter(d)...............
  4,000     Nordea North America,      2.60%   12/11/2002   A1              3,937
             Inc. ...................
 28,096     Repurchase Agreement(d)..  1.87%   05/01/2002   A1             28,096
  1,000     Salomon Smith Barney       1.86%   05/16/2002   A1+               999
             Holdings, Inc. .........
  2,000     Salomon Smith Barney       1.80%   06/24/2002   A1              1,995
             Holdings, Inc. .........
  7,000     Salomon Smith Barney       2.08%   07/24/2002   A1              7,003
             Holdings, Inc.(d).......
 10,000     State Street Corp. ......  1.81%   06/18/2002   A1              9,976
  4,000     Svenska Handelsbanken,     2.29%   09/25/2002   A1              3,964
             Inc. ...................
  8,000     Swedbank, Inc............  2.61%   12/13/2002   A1              7,873
  1,000     Toyota Motor Credit        1.82%   06/04/2002   A1+               998
             Corp.(e)................
  9,000     Toyota Motor Credit        1.92%   06/04/2002   A1              8,999
             Corp.(d)................
      2     U.S. Bank N.A. Money       1.56%   05/01/2002   A1+                 2
             Market Variable Rate
             Time Deposit(d).........
  6,000     UBS Finance(Delaware),     1.90%   06/06/2002   A1              5,989
             Inc. ...................
  4,000     UBS Finance(Delaware),     2.12%   09/04/2002   A1              3,971
             Inc.....................
  4,000     US Bancorp(d)............  2.06%   11/01/2002   A1              4,005
 10,000     Verizon Global Funding     1.93%   11/04/2002   A1             10,006
             Corp. ..................
  8,000     Wells Fargo & Co.........  1.80%   06/11/2002   A1              7,984
                                                                         --------
                                                                          222,336
                                                                         --------
            SERVICES -- 2.7%
  4,000     Gannett Company,           1.79%   06/10/2002   A1              3,992
             Inc.(e).................
  6,000     Gannett Company,           1.78%   07/08/2002   A1              5,980
             Inc.(e).................
                                                                         --------
                                                                            9,972
                                                                         --------
            TOTAL INVESTMENTS IN SECURITIES
              (COST: $372,529)(B).....................................   $372,529
                                                                         ========

 THE HARTFORD MONEY MARKET FUND
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

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---------------------------------------------------------------------

     ---------------------------------------------------------------------
      ---------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investments in securities, at value............   $372,529
Receivables:
  Fund shares sold.............................         12
  Dividends and interest.......................        388
Other assets...................................        386
                                                  --------
Total assets...................................    373,315
                                                  --------
LIABILITIES
Payables:
  Fund shares redeemed.........................        241
  Dividend Payable.............................         20
  Payable for distribution, investment advisory
    and management fees (Note 3)...............        179
Accrued Expenses...............................        107
                                                  --------
Total liabilities..............................        547
                                                  --------
Net assets, at value...........................   $372,768
                                                  ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
  400,000 shares authorized; 372,768 shares
  outstanding..................................   $372,768
                                                  --------
Net assets.....................................   $372,768
                                                  ========

Class A
  Net assets value per share ($277,904 / 277,904
    shares outstanding)..........................  $   1.00
                                                   ========
Class B
  Net assets value per share ($47,749 / 47,749
    shares outstanding)..........................  $   1.00
                                                   ========
Class C
  Net assets value per share ($46,650 / 46,650
    shares outstanding)..........................  $   1.00
                                                   ========
Class Y
  Net assets value per share ($465 / 465 shares
    outstanding).................................  $   1.00
                                                   ========

(a) See Note 2 of accompanying Notes to Financial Statements regarding valuation of securities.

(b) Also represents cost for federal income tax purposes.

(c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

(d) Variable Rate Securities; the yield reported is the rate in effect as of April 30, 2002.

(e) Commercial paper sold within the terms of a private placement memorandum, exempt from registrations under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at April 30, 2002, was $95,679, which represents 25.67% of total net assets.

(f) Securities sold within the terms of a private placement memorandum, exempt from registrations under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at April 30, 2002, was $19,001, which represents 5.10% of total net assets.

The accompanying notes are an integral part of this financial statement.

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                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC.

 STATEMENTS OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               THE HARTFORD      THE HARTFORD
                                                                  GLOBAL       GLOBAL FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                   FUND              FUND
                                                              --------------   ----------------
INVESTMENT INCOME:
  Dividends.................................................     $    38            $  166
  Interest..................................................           3                 3
  Securities lending........................................           1                 1
  Less: Foreign tax withheld................................          (2)               (8)
                                                                 -------            ------
    Total investment income (loss), net.....................          40               162
                                                                 -------            ------
EXPENSES:
  Investment advisory fees..................................          31                85
  Transfer agent fees.......................................           8                27
  Distribution fees
    Class A.................................................           7                19
    Class B.................................................           4                13
    Class C.................................................           5                13
    Class H.................................................          --                --
    Class L.................................................          --                --
    Class M.................................................          --                --
    Class N.................................................          --                --
  Custodian fees............................................           2                 9
  Accounting services.......................................           1                 2
  Registration and filing fees..............................           #                 1
  Board of Director's fees..................................           #                 #
  Other expenses............................................           2                 1
                                                                 -------            ------
    Total expenses, (before reimbursements and waivers).....          60               170
                                                                 -------            ------
  Reimbursements from expenses..............................          (2)              (11)
  Class A 12b1 reimbursements...............................          (1)               (3)
                                                                 -------            ------
  Total reimbursements......................................          (3)              (14)
                                                                 -------            ------
    Total expenses, net.....................................          57               156
                                                                 -------            ------
  Net investment income (loss)..............................         (17)                6
                                                                 -------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................      (1,917)             (257)
  Net realized gain (loss) on futures contracts.............          --                --
  Net realized gain (loss) on foreign currency
    transactions............................................           3                 3
                                                                 -------            ------
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      (1,914)             (254)
                                                                 -------            ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF:
  Net unrealized appreciation (depreciation) of
    investments.............................................         302             1,299
  Net unrealized appreciation (depreciation) of future
    contracts...............................................          --                --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           #                 #
                                                                 -------            ------
  Net changes in unrealized appreciation or depreciation of
    investments and foreign currency transaction............         302             1,299
                                                                 -------            ------
  Net gain (loss) on investments and foreign currency
    transactions............................................      (1,612)            1,045
                                                                 -------            ------
  Net increase (decrease) in net assets resulting from
    operations..............................................     $(1,629)           $1,051
                                                                 =======            ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                          THE HARTFORD
                                        THE HARTFORD                                      INTERNATIONAL   THE HARTFORD
    THE HARTFORD      THE HARTFORD      INTERNATIONAL    THE HARTFORD     THE HARTFORD       CAPITAL        CAPITAL
    GLOBAL HEALTH   GLOBAL TECHNOLOGY   SMALL COMPANY   SMALLCAP GROWTH   SMALL COMPANY   APPRECIATION    APPRECIATION
        FUND              FUND              FUND             FUND             FUND            FUND            FUND
    -------------   -----------------   -------------   ---------------   -------------   -------------   ------------
       $ 1,009           $    21            $ 34            $   247          $   468          $ 38         $  17,418
            70                14               2                 44              162             3             1,678
            39                11               1                  4               53             #               661
           (63)                #              (4)                --              (28)           (4)              (82)
       -------           -------            ----            -------          -------          ----         ---------
         1,055                46              33                295              655            37            19,675
       -------           -------            ----            -------          -------          ----         ---------
         1,124               313              20                850            1,143            24            13,799
           246                --               1                  #              282             7             2,393
           211                52               5                  #              232             6             3,340
           249                64               2                  #              283             2             5,108
           259                90               3                  #              287             3             4,110
            --                --              --                129               --            --                --
            --                --              --                301               --            --                --
            --                --              --                103               --            --                --
            --                --              --                 36               --            --                --
             7                 #               5                 13               11            18             1,168
            22                 6               #                  #               27             1               379
            10                 #               #                 42                #             #               153
             #                 #               #                  9                1             #                 #
            21                83              --                 44               54             #               216
       -------           -------            ----            -------          -------          ----         ---------
         2,149               608              36              1,527            2,320            61            30,666
       -------           -------            ----            -------          -------          ----         ---------
           (30)               --              --                 --              (33)          (18)             (477)
            --                --              (1)                --               --            (1)               --
       -------           -------            ----            -------          -------          ----         ---------
           (30)               (7)             (1)                --              (33)          (19)             (477)
       -------           -------            ----            -------          -------          ----         ---------
         2,119               601              35              1,527            2,287            42            30,189
       -------           -------            ----            -------          -------          ----         ---------
        (1,064)             (555)             (2)            (1,232)          (1,632)           (5)          (10,514)
       -------           -------            ----            -------          -------          ----         ---------
         4,499            (6,696)            (39)             5,573           16,642            91          (163,662)
            --                --              --                387               --            --                --
            40                 #              (1)                --                5            (2)          (16,391)
       -------           -------            ----            -------          -------          ----         ---------
         4,539            (6,696)            (40)             5,960           16,647            89          (180,053)
       -------           -------            ----            -------          -------          ----         ---------
         1,796             8,688             522             21,773           16,336           375           189,462
            --                --              --                 --               --            --                --
                              --               2                 --                1             #              (683)
             5
       -------           -------            ----            -------          -------          ----         ---------
                           8,688             524             21,773           16,337           375           188,779
         1,801
       -------           -------            ----            -------          -------          ----         ---------
         6,340             1,992             484             27,733           32,984           464             8,726
       -------           -------            ----            -------          -------          ----         ---------
       $ 5,276           $ 1,437            $482            $26,501          $31,352          $459         $  (1,788)
       =======           =======            ====            =======          =======          ====         =========


     THE HARTFORD
        GROWTH
     OPPORTUNITIES
         FUND
     -------------
        $ 1,339
            156
             15
             --
        -------
          1,510
        -------
          2,985
             --
             --
             --
             --
            293
            788
            148
             33
             37
              #
             60
             33
            157
        -------
          4,534
        -------
             --
             --
        -------
             --
        -------
          4,534
        -------
         (3,024)
        -------
           (386)
             --
             --
        -------
           (386)
        -------
         55,453
             --
             --
        -------
         55,453
        -------
         55,067
        -------
        $52,043
        =======

 THE HARTFORD MUTUAL FUNDS, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             THE HARTFORD
                                                              THE HARTFORD      MIDCAP
                                                                 MIDCAP         VALUE
                                                                  FUND           FUND
                                                              ------------   ------------
INVESTMENT INCOME:
  Dividends.................................................    $  4,588       $   463
  Interest..................................................         417            40
  Securities lending........................................         220            --
  Less: Foreign tax withheld................................          --            (8)
                                                                --------       -------
    Total investment income (loss), net.....................       5,225           495
                                                                --------       -------
EXPENSES:
  Investment advisory fees..................................       5,065           381
  Transfer agent fees.......................................       1,707            48
  Distribution fees
    Class A.................................................       1,178            99
    Class B.................................................       1,454            74
    Class C.................................................       1,541            91
    Class H.................................................          --            --
    Class L.................................................          --            --
    Class M.................................................          --            --
    Class N.................................................          --            --
  Custodian fees............................................           5            42
  Accounting services.......................................         131             9
  Registration and filing fees..............................           #            22
  Board of Director's fees..................................           3             #
  Other expenses............................................          37             3
                                                                --------       -------
    Total expenses, (before reimbursements and waivers).....      11,121           769
                                                                --------       -------
  Reimbursements from expenses..............................        (168)          (14)
  Class A 12b1 reimbursements...............................          --            --
                                                                --------       -------
  Total reimbursements......................................        (168)          (14)
                                                                --------       -------
    Total expenses, net.....................................      10,953           755
                                                                --------       -------
  Net investment income (loss)..............................      (5,728)         (260)
                                                                --------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       3,020         2,649
  Net realized gain (loss) on futures contracts.............          --            --
  Net realized gain (loss) on foreign currency
    transactions............................................          --            --
                                                                --------       -------
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       3,020         2,649
                                                                --------       -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF:
  Net unrealized appreciation (depreciation) of
    investments.............................................     187,662        14,582
  Net unrealized appreciation (depreciation) of future
    contracts...............................................          --            --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --            --
                                                                --------       -------
  Net changes in unrealized appreciation or depreciation of
    investments and foreign currency transaction............     187,662        14,582
                                                                --------       -------
  Net gain (loss) on investments and foreign currency
    transactions............................................     190,682        17,231
                                                                --------       -------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $184,954       $16,971
                                                                ========       =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

    THE HARTFORD    THE HARTFORD                                                                                 THE HARTFORD
        VALUE       INTERNATIONAL    THE HARTFORD    THE HARTFORD   THE HARTFORD   THE HARTFORD   THE HARTFORD    GROWTH AND
    OPPORTUNITIES   OPPORTUNITIES   GLOBAL LEADERS      FOCUS          GROWTH         STOCK          VALUE          INCOME
        FUND            FUND             FUND            FUND           FUND           FUND           FUND           FUND
    -------------   -------------   --------------   ------------   ------------   ------------   ------------   ------------
       $  319          $   973         $ 3,540         $   498        $  1,756       $ 12,613       $   339        $  2,274
           11               29              86              82              54            520             9              79
           --               10              47              --              15             66            --              15
           --              (96)           (141)             --              --             --            (1)             --
       ------          -------         -------         -------        --------       --------       -------        --------
          330              916           3,532             580           1,825         13,199           347           2,368
       ------          -------         -------         -------        --------       --------       -------        --------
          259              572           2,115             701           1,890          7,428           151           1,580
            #              162             656             185               #          2,740            32             342
            #              147             535             148               #          2,000            44             485
            #              108             402             118               #          2,510            20             260
            #               94             543             160               #          2,295            40             326
           42               --              --              --             197             --            --              --
           39               --              --              --             499             --            --              --
           48               --              --              --             150             --            --              --
           14               --              --              --              37             --            --              --
            5               79             118               4              19              6            15             167
            #               13              49              14               #            213             4              39
           23               10               8              43              34            120             2              22
            2                #               2               #              19              5             #               #
           16               15               #               2              79             95             3              31
       ------          -------         -------         -------        --------       --------       -------        --------
          448            1,200           4,428           1,375           2,924         17,412           311           3,252
       ------          -------         -------         -------        --------       --------       -------        --------
           --              (21)            (75)            (21)             --           (286)           (6)            (69)
           --               --              --              --              --             --            --              --
       ------          -------         -------         -------        --------       --------       -------        --------
           --              (21)            (75)            (21)             --           (286)           (6)            (69)
       ------          -------         -------         -------        --------       --------       -------        --------
          448            1,179           4,353           1,354           2,924         17,126           305           3,183
       ------          -------         -------         -------        --------       --------       -------        --------
         (118)            (263)           (821)           (774)         (1,099)        (3,927)           42            (815)
       ------          -------         -------         -------        --------       --------       -------        --------
        1,137           (7,220)          3,521           3,860         (20,972)       (47,968)       (1,365)        (11,095)
           --               --              --              --              --             --            --           1,118
           --             (117)           (279)             --              --             --            --              --
       ------          -------         -------         -------        --------       --------       -------        --------
        1,137           (7,337)          3,242           3,860         (20,972)       (47,968)       (1,365)         (9,977)
       ------          -------         -------         -------        --------       --------       -------        --------
        1,093           20,569          17,187          (5,234)         17,231         10,172         1,369           3,329
           --               --              --              --              --             --            --            (805)
                            62             (46)             --              --             --            --              --
           --
       ------          -------         -------         -------        --------       --------       -------        --------
        1,093           20,631          17,141          (5,234)         17,231         10,172         1,369           2,524
       ------          -------         -------         -------        --------       --------       -------        --------
        2,230           13,294          20,383          (1,374)         (3,741)       (37,796)            4          (7,453)
       ------          -------         -------         -------        --------       --------       -------        --------
       $2,112          $13,031         $19,562         $(2,148)       $ (4,840)      $(41,723)      $    46        $ (8,268)
       ======          =======         =======         =======        ========       ========       =======        ========

 THE HARTFORD MUTUAL FUNDS, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD
                                                                DIVIDEND      THE HARTFORD
                                                               AND GROWTH       ADVISERS
                                                                  FUND            FUND
                                                              ------------    ------------
INVESTMENT INCOME:
  Dividends.................................................    $ 8,945         $  9,681
  Interest..................................................        483           23,631
  Securities lending........................................         46              279
  Less: Foreign tax withheld................................         --               --
                                                                -------         --------
    Total investment income (loss), net.....................      9,474           33,591
                                                                -------         --------
EXPENSES:
  Investment advisory fees..................................      3,493            7,860
  Transfer agent fees.......................................      1,551            3,003
  Distribution fees
    Class A.................................................      1,160            2,178
    Class B.................................................        885            3,383
    Class C.................................................         68            2,561
    Class H.................................................         --               --
    Class L.................................................         --               --
    Class M.................................................         --               --
    Class N.................................................         --               --
  Custodian fees............................................         13               14
  Accounting services.......................................        100              245
  Registration and filing fees..............................        182              202
  Board of Director's fees..................................          #               10
  Other expenses............................................        132              238
                                                                -------         --------
    Total expenses, (before reimbursements and waivers).....      7,584           19,694
                                                                -------         --------
  Reimbursement from expenses...............................       (166)            (311)
  Class A 12b1 reimbursements...............................         --               --
                                                                -------         --------
  Total reimbursements......................................       (166)            (311)
                                                                -------         --------
    Total expenses, net.....................................      7,418           19,383
                                                                -------         --------
  Net investment income (loss)..............................      2,056           14,208
                                                                -------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       (807)         (44,171)
  Net realized gain (loss) on futures contracts.............         --               --
  Net realized gain (loss) on foreign currency
    transactions............................................         --               --
                                                                -------         --------
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       (807)         (44,171)
                                                                -------         --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF:
  Net unrealized appreciation (depreciation) of
    investments.............................................     49,513          (16,859)
  Net unrealized appreciation (depreciation) of future
    contracts...............................................         --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         --               --
                                                                -------         --------
  Net changes in unrealized appreciation or depreciation of
    investments and foreign currency transaction............     49,513          (16,859)
                                                                -------         --------
  Net gain (loss) on investments and foreign currency
    transactions............................................     48,706          (61,030)
                                                                -------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $50,762         $(46,822)
                                                                =======         ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                   THE HARTFORD    THE HARTFORD     THE HARTFORD   THE HARTFORD
    THE HARTFORD   BOND INCOME    U.S. GOVERNMENT     TAX-FREE       TAX-FREE     THE HARTFORD
     HIGH YIELD      STRATEGY       SECURITIES       MINNESOTA       NATIONAL     MONEY MARKET
        FUND           FUND            FUND             FUND           FUND           FUND
    ------------   ------------   ---------------   ------------   ------------   ------------
      $    27        $     8          $    --         $    --        $    --         $   --
        7,474          8,761            6,576             859          1,349          3,213
            4             15                1              --             --             --
           --            (23)              --              --             --             --
      -------        -------          -------         -------        -------         ------
        7,505          8,761            6,577             859          1,349          3,213
      -------        -------          -------         -------        -------         ------
          545            991              847             131            219            676
          176            209                #               #              1            443
          130            237                1              --              2            285
          174            321                1              --              #            235
          175            351                1              --              1            245
           --             --               51               5             21             --
           --             --               64               4             10             --
           --             --               33               3              9             --
           --             --               10               1              3             --
            1              6                6               2              1             11
           14             31                #               #              #             27
            #              #               26               4             32             49
            2              1                9               1              2              #
          (50)             #               43              16             20             22
      -------        -------          -------         -------        -------         ------
        1,167          2,147            1,092             167            321          1,993
      -------        -------          -------         -------        -------         ------
          (16)           (32)              --              --             --           (335)
           --             --               --              --             --            (41)
      -------        -------          -------         -------        -------         ------
          (16)           (32)              --              --             --           (376)
      -------        -------          -------         -------        -------         ------
        1,151          2,115            1,092             167            321          1,617
      -------        -------          -------         -------        -------         ------
        6,354          6,646            5,485             692          1,028          1,596
      -------        -------          -------         -------        -------         ------
         (997)         1,622            3,874             569          1,228             --
           --             --               --              --             --             --
          (23)           (24)              --              --             --             --
      -------        -------          -------         -------        -------         ------
       (1,020)         1,598            3,874             569          1,228             --
      -------        -------          -------         -------        -------         ------
       (5,717)        (8,294)          (9,708)         (1,140)        (2,232)            --
           --             --               --              --             --             --
                         325               --              --             --             --
           --
      -------        -------          -------         -------        -------         ------
       (5,717)        (7,969)          (9,708)         (1,140)        (2,232)            --
      -------        -------          -------         -------        -------         ------
       (6,737)        (6,371)          (5,834)           (571)        (1,004)            --
      -------        -------          -------         -------        -------         ------
      $  (383)       $   275          $  (349)        $   121        $    24         $1,596
      =======        =======          =======         =======        =======         ======

 THE HARTFORD MUTUAL FUNDS, INC.

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    GLOBAL COMMUNICATIONS FUND
                                                              ---------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED
                                                               APRIL 30, 2002      FOR THE YEAR ENDED
                                                                 (UNAUDITED)        OCTOBER 31, 2001
                                                              -----------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................      $    (17)             $   (41)
  Net realized gain (loss) on investments...................        (1,914)              (3,713)
  Net unrealized appreciation (depreciation) of
    investments.............................................           302               (2,237)
                                                                  --------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (1,629)              (5,991)
                                                                  --------              -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................            --                   --
    Class B.................................................            --                   --
    Class C.................................................            --                   --
    Class E.................................................            --                   --
    Class H.................................................            --                   --
    Class L.................................................            --                   --
    Class M.................................................            --                   --
    Class N.................................................            --                   --
    Class Y.................................................            --                   --
    Class Z.................................................            --                   --
  From net realized gain on investments
    Class A.................................................            --                   --
    Class B.................................................            --                   --
    Class C.................................................            --                   --
    Class E.................................................            --                   --
    Class H.................................................            --                   --
    Class L.................................................            --                   --
    Class M.................................................            --                   --
    Class N.................................................            --                   --
    Class Y.................................................            --                   --
    Class Z.................................................            --                   --
                                                                  --------              -------
    Total distributions.....................................            --                   --
                                                                  --------              -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................           640                1,176
    Class B.................................................           216                  500
    Class C.................................................           234                  530
    Class E.................................................            --                   --
    Class H.................................................            --                   --
    Class L.................................................            --                   --
    Class M.................................................            --                   --
    Class N.................................................            --                   --
    Class Y.................................................            --                   --
    Class Z.................................................            --                   --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................            --                   --
    Class B.................................................            --                   --
    Class C.................................................            --                   --
                                                                  --------              -------
  Net increase (decrease) from capital share transactions...         1,090                2,206
                                                                  --------              -------
  Net increase (decrease) in net assets.....................          (539)              (3,785)
NET ASSETS:
  Beginning of period.......................................         6,217               10,002*
                                                                  --------              -------
  End of period.............................................      $  5,678              $ 6,217
                                                                  ========              =======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $    (14)             $    --
                                                                  ========              =======

* These amounts represents seed money deposited in The Hartford Global Communications Fund and The Hartford Global Financial Services Fund on October 31, 2000.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

        GLOBAL FINANCIAL SERVICES FUND                 GLOBAL HEALTH FUND                     GLOBAL TECHNOLOGY FUND
    --------------------------------------   --------------------------------------   --------------------------------------
    FOR THE SIX-MONTH                        FOR THE SIX-MONTH                        FOR THE SIX-MONTH
      PERIOD ENDED                             PERIOD ENDED                             PERIOD ENDED
     APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED
       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)       OCTOBER 31, 2001
    -----------------   ------------------   -----------------   ------------------   -----------------   ------------------
         $     6             $    16             $ (1,064)            $ (1,399)            $  (555)            $ (1,085)
            (254)               (530)               4,539                5,084              (6,696)             (45,499)
           1,299                (610)               1,801               (3,193)              8,688               (9,063)
         -------             -------             --------             --------             -------             --------
           1,051              (1,124)               5,276                  492               1,437              (55,647)
         -------             -------             --------             --------             -------             --------
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --               (2,087)              (1,912)                 --                 (331)
              --                  --                 (898)                (884)                 --                 (154)
              --                  --                 (945)              (1,140)                 --                 (213)
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                  (91)                (111)                 --                  (49)
              --                  --                   --                   --                  --                   --
         -------             -------             --------             --------             -------             --------
              --                  --               (4,021)              (4,047)                 --                 (747)
         -------             -------             --------             --------             -------             --------
           1,266               3,676               36,500               55,526               2,448               16,674
             992               1,211               14,057               22,809                 806                6,402
           1,134               1,227               12,669               18,649                 112                9,846
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
               7                  --               (3,602)               1,938              (6,642)               4,232
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
              --                  --                   --                   --                  --                   --
         -------             -------             --------             --------             -------             --------
           3,399               6,114               59,624               98,922              (3,276)              37,154
         -------             -------             --------             --------             -------             --------
           4,450               4,990               60,879               95,367              (1,839)             (19,240)
          14,992              10,002*             190,195               94,828              55,969               75,209
         -------             -------             --------             --------             -------             --------
         $19,442             $14,992             $251,074             $190,195             $54,130             $ 55,969
         =======             =======             ========             ========             =======             ========
         $     7             $    (2)            $ (1,024)            $     --             $  (555)            $     --
         =======             =======             ========             ========             =======             ========

 THE HARTFORD MUTUAL FUNDS, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 INTERNATIONAL SMALL COMPANY FUND
                                                              ---------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED
                                                               APRIL 30, 2002      FOR THE YEAR ENDED
                                                                 (UNAUDITED)       OCTOBER 31, 2001**
                                                              -----------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................       $   (2)               $   12
  Net realized gain (loss) on investments...................          (40)                 (135)
  Net unrealized appreciation (depreciation) of
    investments.............................................          524                  (272)
                                                                   ------                ------
  Net increase (decrease) in net assets resulting from
    operations..............................................          482                  (395)
                                                                   ------                ------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................           --                    --
    Class B.................................................           --                    --
    Class C.................................................           --                    --
    Class E.................................................           --                    --
    Class H.................................................           --                    --
    Class L.................................................           --                    --
    Class M.................................................           --                    --
    Class N.................................................           --                    --
    Class Y.................................................           --                    --
    Class Z.................................................           --                    --
  From net realized gain on investments
    Class A.................................................           --                    --
    Class B.................................................           --                    --
    Class C.................................................           --                    --
    Class E.................................................           --                    --
    Class H.................................................           --                    --
    Class L.................................................           --                    --
    Class M.................................................           --                    --
    Class N.................................................           --                    --
    Class Y.................................................           --                    --
    Class Z.................................................           --                    --
                                                                   ------                ------
    Total distributions.....................................           --                    --
                                                                   ------                ------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................          771                 2,435
    Class B.................................................          121                   312
    Class C.................................................          137                   469
    Class E.................................................           --                    --
    Class H.................................................           --                    --
    Class L.................................................           --                    --
    Class M.................................................           --                    --
    Class N.................................................           --                    --
    Class Y.................................................          437                   300
    Class Z.................................................           --                    --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................           --                    --
    Class B.................................................           --                    --
    Class C.................................................           --                    --
                                                                   ------                ------
  Net increase (decrease) from capital share transactions...        1,466                 3,516
                                                                   ------                ------
  Net increase (decrease) in net assets.....................        1,948                 3,121
NET ASSETS:
  Beginning of period.......................................        3,121                    --
                                                                   ------                ------
  End of period.............................................       $5,069                $3,121
                                                                   ======                ======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $   (2)               $   --
                                                                   ======                ======

** From inception April 30, 2001, to October 31, 2001.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                       SMALLCAP GROWTH FUND                                SMALL COMPANY FUND
    ----------------------------------------------------------   --------------------------------------
    FOR THE SIX-MONTH                                            FOR THE SIX-MONTH
      PERIOD ENDED      FOR THE TWO-MONTH                          PERIOD ENDED
     APRIL 30, 2002       PERIOD ENDED      FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED
       (UNAUDITED)      OCTOBER 31, 2001     AUGUST 31, 2001        (UNAUDITED)       OCTOBER 31, 2001
    -----------------   -----------------   ------------------   -----------------   ------------------
        $ (1,232)           $   (331)           $  (1,877)           $ (1,632)           $  (2,573)
           5,960              (6,159)             (63,536)             16,647             (102,280)
          21,773             (13,466)            (144,795)             16,337              (11,341)
        --------            --------            ---------            --------            ---------
          26,501             (19,956)            (210,208)             31,352             (116,194)
        --------            --------            ---------            --------            ---------
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --               (5,414)
              --                  --                   --                  --               (2,437)
              --                  --                   --                  --               (2,627)
              --                  --                   --                  --                   --
            (418)                 --              (11,624)                 --                   --
          (2,073)                 --              (67,343)                 --                   --
            (335)                 --               (9,155)                 --                   --
            (118)                 --               (3,305)                 --                   --
              --                  --                   --                  --               (1,479)
              --                  --                   --                  --                   --
        --------            --------            ---------            --------            ---------
          (2,944)                 --              (91,427)                 --              (11,957)
        --------            --------            ---------            --------            ---------
           1,761                  --                   --               7,253               10,746
             498                  --                   --               3,906                4,279
             552                  --                   --               1,771                1,361
              --                  --                   --                  --                   --
            (629)               (286)              13,619                  --                   --
          (7,269)             (2,390)              46,586                  --                   --
             (75)               (255)              12,094                  --                   --
            (299)                (29)               3,932                  --                   --
               1                  --                   --             (21,629)               3,463
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
              --                  --                   --                  --                   --
        --------            --------            ---------            --------            ---------
          (5,460)             (2,960)              76,231              (8,699)              19,849
        --------            --------            ---------            --------            ---------
          18,097             (22,916)            (225,404)             22,653             (108,302)
         169,110             192,026              417,430             250,843              359,145
        --------            --------            ---------            --------            ---------
        $187,207            $169,110            $ 192,026            $273,496            $ 250,843
        ========            ========            =========            ========            =========
        $ (1,232)           $     --            $      --            $ (1,634)           $      (2)
        ========            ========            =========            ========            =========

     INTERNATIONAL CAPITAL APPRECIATION FUND
     ----------------------------------------
     FOR THE SIX-MONTH
        PERIOD ENDED
       APRIL 30, 2002     FOR THE YEAR ENDED
        (UNAUDITED)       OCTOBER 31, 2001**
     ------------------   -------------------
           $   (5)              $   (2)
               89                 (835)
              375                  (14)
           ------               ------
              459                 (851)
           ------               ------
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
           ------               ------
               --                   --
           ------               ------
            1,437                3,201
              323                  408
              322                  393
               --                   --
               --                   --
               --                   --
               --                   --
               --                   --
               --                  300
               --                   --
               --                   --
               --                   --
               --                   --
           ------               ------
            2,082                4,302
           ------               ------
            2,541                3,451
            3,451                   --
           ------               ------
           $5,992               $3,451
           ======               ======
           $   (8)              $   (1)
           ======               ======

 THE HARTFORD MUTUAL FUNDS, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     CAPITAL APPRECIATION FUND
                                                              ---------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED
                                                               APRIL 30, 2002      FOR THE YEAR ENDED
                                                                 (UNAUDITED)        OCTOBER 31, 2001
                                                              -----------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................     $  (10,514)           $  (16,885)
  Net realized gain (loss) on investments...................       (180,053)              (91,222)
  Net unrealized appreciation (depreciation) of
    investments.............................................        188,779              (521,732)
                                                                 ----------            ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         (1,788)             (629,839)
                                                                 ----------            ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --                    --
    Class B.................................................             --                    --
    Class C.................................................             --                    --
    Class E.................................................             --                    --
    Class H.................................................             --                    --
    Class L.................................................             --                    --
    Class M.................................................             --                    --
    Class N.................................................             --                    --
    Class Y.................................................             --                    --
    Class Z.................................................             --                    --
  From net realized gain on investments
    Class A.................................................             --              (159,028)
    Class B.................................................             --              (103,762)
    Class C.................................................             --               (62,308)
    Class E.................................................             --                    --
    Class H.................................................             --                    --
    Class L.................................................             --                    --
    Class M.................................................             --                    --
    Class N.................................................             --                    --
    Class Y.................................................             --               (10,666)
    Class Z.................................................             --                    --
                                                                 ----------            ----------
    Total distributions.....................................             --              (335,764)
                                                                 ----------            ----------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................        483,625               737,821
    Class B.................................................        215,945               334,093
    Class C.................................................        256,184               364,644
    Class E.................................................             --                    --
    Class H.................................................             --                    --
    Class L.................................................             --                    --
    Class M.................................................             --                    --
    Class N.................................................             --                    --
    Class Y.................................................        (64,633)               14,144
    Class Z.................................................             --                    --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................             --                    --
    Class B.................................................             --                    --
    Class C.................................................             --                    --
                                                                 ----------            ----------
  Net increase (decrease) from capital share transactions...        891,121             1,450,702
                                                                 ----------            ----------
  Net increase (decrease) in net assets.....................        889,333               485,099
NET ASSETS:
  Beginning of period.......................................      3,205,298             2,720,199
                                                                 ----------            ----------
  End of period.............................................     $4,094,631            $3,205,298
                                                                 ==========            ==========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................     $  (23,705)           $    3,200
                                                                 ==========            ==========

** From inception April 30, 2001, to October 31, 2001.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                    GROWTH OPPORTUNITIES FUND                                 MIDCAP FUND                 MIDCAP VALUE FUND
    ----------------------------------------------------------   --------------------------------------   -----------------
    FOR THE SIX-MONTH                                            FOR THE SIX-MONTH                        FOR THE SIX-MONTH
      PERIOD ENDED      FOR THE TWO-MONTH                          PERIOD ENDED                             PERIOD ENDED
     APRIL 30, 2002       PERIOD ENDED      FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002
       (UNAUDITED)      OCTOBER 31, 2001     AUGUST 31, 2001        (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)
    -----------------   -----------------   ------------------   -----------------   ------------------   -----------------
        $ (3,024)           $    (760)          $   (5,123)         $   (5,728)          $   (9,651)          $   (260)
            (386)             (87,500)               7,447               3,020             (100,709)             2,649
          55,453              (11,357)            (599,632)            187,662             (138,269)            14,582
        --------            ---------           ----------          ----------           ----------           --------
          52,043              (99,617)            (597,308)            184,954             (248,629)            16,971
        --------            ---------           ----------          ----------           ----------           --------
              --                   --                   --                  --                   --                 --
              --                   --                   --                  --                   --                 --
              --                   --                   --                  --                   --                 --
              --                   --                   --                   #                   --                 --
              --                   --                   --                   #                   --                 --
              --                   --                   --                   #                   --                 --
              --                   --                   --                   #                   --                 --
              --                   --                   --                   #                   --                 --
              --                   --                   --                  --                   --                 --
              --                   --                   --                  --                   --                 --
              --                   --                   --                  --              (37,482)                --
              --                   --                   --                  --              (16,839)                --
              --                   --                   --                  --              (19,558)                --
              --                   --                   --                  --                   --                 --
            (654)                  --              (19,978)                 --                   --                 --
          (6,438)                  --             (224,717)                 --                   --                 --
            (326)                  --               (9,277)                 --                   --                 --
             (73)                  --               (2,251)                 --                   --                 --
              --                   --                   --                  --               (5,416)                --
          (1,001)                  --              (42,782)                 --                   --                 --
        --------            ---------           ----------          ----------           ----------           --------
          (8,492)                  --             (299,005)                 --              (79,295)                --
        --------            ---------           ----------          ----------           ----------           --------
           1,617                   --                   --              (5,071)             345,350             56,829
             508                   --                   --              (3,963)             151,367             15,107
             327                   --                   --             (13,216)             148,017             18,504
              --                   --                   --                  --                   --                 --
            (979)                (274)              23,048                  --                   --                 --
         (29,955)             (12,486)             156,627                  --                   --                 --
             352                  159               14,561                  --                   --                 --
            (318)                  55                3,205                  --                   --                 --
               1                   --                   --             (33,619)               8,283                 --
         (62,872)              (2,987)               4,135                  --                   --                 --
              --                   --                   --                  --                   --                 --
              --                   --                   --                  --                   --                 --
              --                   --                   --                  --                   --                 --
        --------            ---------           ----------          ----------           ----------           --------
         (91,319)             (15,533)             201,576             (55,869)             653,017             90,440
        --------            ---------           ----------          ----------           ----------           --------
         (47,768)            (115,150)            (694,737)            129,085              325,093            107,411
         775,911              891,061            1,585,798           1,216,917              891,824             43,200
        --------            ---------           ----------          ----------           ----------           --------
        $728,143            $ 775,911           $  891,061          $1,346,002           $1,216,917           $150,611
        ========            =========           ==========          ==========           ==========           ========
        $ (3,024)           $      --           $       --          $   (5,728)          $       --           $   (260)
        ========            =========           ==========          ==========           ==========           ========

   MIDCAP VALUE FUND
     ------------------

       FROM INCEPTION
     APRIL 30, 2001, TO
     OCTOBER 31, 2001**
     ------------------
          $   (51)
             (666)
           (3,720)
          -------
           (4,437)
          -------
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
          -------
               --
          -------
           29,599
            7,883
            9,855
               --
               --
               --
               --
               --
              300
               --
               --
               --
               --
          -------
           47,637
          -------
           43,200
               --
          -------
          $43,200
          =======
          $    --
          =======

 THE HARTFORD MUTUAL FUNDS, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                VALUE OPPORTUNITIES FUND
                                                              ------------------------------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED       FOR THE TWO-MONTH
                                                               APRIL 30, 2002        PERIOD ENDED       FOR THE YEAR ENDED
                                                                 (UNAUDITED)       OCTOBER 31, 2001      AUGUST 31, 2001
                                                              -----------------    -----------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................       $  (118)             $   (36)             $  (133)
  Net realized gain (loss) on investments...................         1,137               (2,169)               4,620
  Net unrealized appreciation (depreciation) of
    investments.............................................         1,093               (3,000)              (3,463)
                                                                   -------              -------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................         2,112               (5,205)               1,024
                                                                   -------              -------              -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................            --                   --                   --
    Class B.................................................            --                   --                   --
    Class C.................................................            --                   --                   --
    Class E.................................................            --                   --                   --
    Class H.................................................            --                   --                   --
    Class L.................................................            --                   --                  (44)
    Class M.................................................            --                   --                   --
    Class N.................................................            --                   --                   --
    Class Y.................................................            --                   --                   --
    Class Z.................................................            --                   --                   --
  From net realized gain on investments
    Class A.................................................            --                   --                   --
    Class B.................................................            --                   --                   --
    Class C.................................................            --                   --                   --
    Class E.................................................            --                   --                   --
    Class H.................................................          (556)                  --                 (827)
    Class L.................................................        (1,884)                  --               (3,614)
    Class M.................................................          (582)                  --                 (720)
    Class N.................................................          (184)                  --                 (257)
    Class Y.................................................            --                   --                   --
    Class Z.................................................            --                   --                   --
                                                                   -------              -------              -------
    Total distributions.....................................        (3,206)                  --               (5,462)
                                                                   -------              -------              -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         1,361                   --                   --
    Class B.................................................           211                   --                   --
    Class C.................................................           124                   --                   --
    Class E.................................................            --                   --                   --
    Class H.................................................           185                 (156)                 860
    Class L.................................................         1,674                  535               (6,738)
    Class M.................................................         1,031                    9                2,798
    Class N.................................................           (75)                  (1)                 503
    Class Y.................................................             2                   --                   --
    Class Z.................................................            --                   --                   --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................            --                   --                   --
    Class B.................................................            --                   --                   --
    Class C.................................................            --                   --                   --
                                                                   -------              -------              -------
  Net increase (decrease) from capital share transactions...         4,513                  387               (2,577)
                                                                   -------              -------              -------
  Net increase (decrease) in net assets.....................         3,419               (4,818)              (7,015)
NET ASSETS:
  Beginning of period.......................................        47,232               52,050               59,065
                                                                   -------              -------              -------
  End of period.............................................       $50,651              $47,232              $52,050
                                                                   =======              =======              =======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $  (118)             $    --              $    --
                                                                   =======              =======              =======

*** From inception May 24, 2001, to October 31, 2001.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       INTERNATIONAL OPPORTUNITIES FUND               GLOBAL LEADERS FUND                           FOCUS FUND
    --------------------------------------   --------------------------------------   ---------------------------------------
    FOR THE SIX-MONTH                        FOR THE SIX-MONTH                        FOR THE SIX-MONTH
      PERIOD ENDED                             PERIOD ENDED                             PERIOD ENDED
     APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED
       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)      OCTOBER 31, 2001***
    -----------------   ------------------   -----------------   ------------------   -----------------   -------------------
        $   (263)            $    465            $   (821)           $  (1,007)           $   (774)            $   (225)
          (7,337)             (31,663)              3,242             (142,160)              3,860               (1,721)
          20,631               (8,748)             17,141                 (700)             (5,234)             (12,678)
        --------             --------            --------            ---------            --------             --------
          13,031              (39,946)             19,562             (143,867)             (2,148)             (14,624)
        --------             --------            --------            ---------            --------             --------
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --               (4,152)                 --               (2,859)                 --                   --
              --               (1,246)                 --                 (862)                 --                   --
              --               (1,290)                 --               (1,599)                 --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --               (1,035)                 --                 (110)                 --                   --
              --                   --                  --                   --                  --                   --
        --------             --------            --------            ---------            --------             --------
              --               (7,723)                 --               (5,430)                 --                   --
        --------             --------            --------            ---------            --------             --------
         (10,059)               8,561               3,347               73,397              22,916               75,876
          (1,009)                 742                 665               10,590               6,615               20,990
          (1,714)                (620)             (6,021)               1,942               9,941               27,393
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
              --                   --                  --                   --                  --                   --
         (13,436)               1,178              (7,156)                 706                 492                   10
              --                   --                  --                   --                  --                   --
          12,538                   --              81,253                   --                  --                   --
           5,906                   --              26,325                   --                  --                   --
             711                   --               3,427                   --                  --                   --
        --------             --------            --------            ---------            --------             --------
          (7,063)               9,861             101,840               86,635              39,964              124,269
        --------             --------            --------            ---------            --------             --------
           5,968              (37,808)            121,402              (62,662)             37,816              109,645
         126,739              164,547             421,549              484,211             109,645                   --
        --------             --------            --------            ---------            --------             --------
        $132,707             $126,739            $542,951            $ 421,549            $147,461             $109,645
        ========             ========            ========            =========            ========             ========
        $   (378)            $      1            $ (1,151)           $     (51)           $   (774)            $     --
        ========             ========            ========            =========            ========             ========

 THE HARTFORD MUTUAL FUNDS, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      GROWTH FUND
                                                              ------------------------------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED       FOR THE TWO-MONTH
                                                               APRIL 30, 2002        PERIOD ENDED       FOR THE YEAR ENDED
                                                                 (UNAUDITED)       OCTOBER 31, 2001      AUGUST 31, 2001
                                                              -----------------    -----------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................      $ (1,099)            $   (354)            $  (1,650)
  Net realized gain (loss) on investments...................       (20,972)              (3,483)               (6,864)
  Net unrealized appreciation (depreciation) of
    investments.............................................        17,231              (24,910)             (166,740)
                                                                  --------             --------             ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................        (4,840)             (28,747)             (175,254)
                                                                  --------             --------             ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................            --                   --                    --
    Class B.................................................            --                   --                    --
    Class C.................................................            --                   --                    --
    Class E.................................................            --                   --                    --
    Class H.................................................            --                   --                    --
    Class L.................................................            --                   --                    --
    Class M.................................................            --                   --                    --
    Class N.................................................            --                   --                    --
    Class Y.................................................            --                   --                    --
    Class Z.................................................            --                   --                    --
  From net realized gain on investments
    Class A.................................................            --                   --                    --
    Class B.................................................            --                   --                    --
    Class C.................................................            --                   --                    --
    Class E.................................................            --                   --                    --
    Class H.................................................            --                   --                (8,431)
    Class L.................................................          (122)                  --               (84,540)
    Class M.................................................           (10)                  --                (5,782)
    Class N.................................................            (2)                  --                (1,605)
    Class Y.................................................           (13)                  --                    --
    Class Z.................................................            --                   --                    --
                                                                  --------             --------             ---------
    Total distributions.....................................          (147)                  --              (100,358)
                                                                  --------             --------             ---------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         2,466                   --                    --
    Class B.................................................           488                   --                    --
    Class C.................................................           528                   --                    --
    Class E.................................................            --                   --                    --
    Class H.................................................        (1,614)                (497)                6,719
    Class L.................................................       (22,812)              (6,845)               32,938
    Class M.................................................          (136)                  98                 7,416
    Class N.................................................          (339)                (140)                1,056
    Class Y.................................................             1                   --                    --
    Class Z.................................................            --                   --                    --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................            --                   --                    --
    Class B.................................................            --                   --                    --
    Class C.................................................            --                   --                    --
                                                                  --------             --------             ---------
  Net increase (decrease) from capital share transactions...       (21,418)              (7,384)               48,129
                                                                  --------             --------             ---------
  Net increase (decrease) in net assets.....................       (26,405)             (36,131)             (227,483)
NET ASSETS:
  Beginning of period.......................................       458,392              494,523               721,440
                                                                  --------             --------             ---------
  End of period.............................................      $431,987             $458,392             $ 493,957
                                                                  ========             ========             =========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $ (1,099)            $     --             $      --
                                                                  ========             ========             =========

** From inception April 30, 2001, to October 31, 2001.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                  STOCK FUND                               VALUE FUND                         GROWTH AND INCOME FUND
    --------------------------------------   --------------------------------------   --------------------------------------
    FOR THE SIX-MONTH                        FOR THE SIX-MONTH                        FOR THE SIX-MONTH
      PERIOD ENDED                             PERIOD ENDED                             PERIOD ENDED
     APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED
       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)      OCTOBER 31, 2001**      (UNAUDITED)       OCTOBER 31, 2001
    -----------------   ------------------   -----------------   ------------------   -----------------   ------------------
       $   (3,927)          $   (5,997)           $    42             $    17             $   (815)            $ (1,034)
          (47,968)            (128,441)            (1,365)                 75               (9,977)             (35,963)
           10,172             (463,925)             1,369              (1,588)               2,524              (43,302)
       ----------           ----------            -------             -------             --------             --------
          (41,723)            (598,363)                46              (1,496)              (8,268)             (80,299)
       ----------           ----------            -------             -------             --------             --------
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --              (49,517)               (79)                 --                   --               (7,583)
               --              (27,588)               (12)                 --                   --               (1,607)
               --              (23,538)               (27)                 --                   --               (2,474)
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --               (1,437)                (1)                 --                   --                  (19)
               --                   --                 --                  --                   --                   --
       ----------           ----------            -------             -------             --------             --------
               --             (102,080)              (119)                 --                   --              (11,683)
       ----------           ----------            -------             -------             --------             --------
          121,056              314,049             19,654              14,680               33,706              103,759
           16,245               71,780              3,591               2,166                3,149               14,410
           11,836               97,523              4,985               5,147                1,511               15,052
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
            3,495                4,426                  2                 300                   92                   76
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --               20,626                   --
               --                   --                 --                  --               12,446                   --
               --                   --                 --                  --                1,856                   --
       ----------           ----------            -------             -------             --------             --------
          152,632              487,778             28,232              22,293               73,386              133,297
       ----------           ----------            -------             -------             --------             --------
          110,909             (212,665)            28,159              20,797               65,118               41,315
        1,958,826            2,171,491             20,797                  --              343,757              302,442
       ----------           ----------            -------             -------             --------             --------
       $2,069,735           $1,958,826            $48,956             $20,797             $408,875             $343,757
       ==========           ==========            =======             =======             ========             ========
       $   (3,927)          $       --            $    68             $    26             $   (815)            $     --
       ==========           ==========            =======             =======             ========             ========

 THE HARTFORD MUTUAL FUNDS, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     DIVIDEND AND GROWTH FUND
                                                              ---------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED
                                                               APRIL 30, 2002      FOR THE YEAR ENDED
                                                                 (UNAUDITED)        OCTOBER 31, 2001
                                                              -----------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................     $    2,056             $  5,494
  Net realized gain (loss) on investments...................           (807)              10,787
  Net unrealized appreciation (depreciation) of
    investments.............................................         49,513              (83,378)
                                                                 ----------             --------
  Net increase (decrease) in net assets resulting from
    operations..............................................         50,762              (67,097)
                                                                 ----------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (2,889)              (4,317)
    Class B.................................................           (194)                (443)
    Class C.................................................           (222)                (379)
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................           (120)                (376)
    Class Z.................................................             --                   --
  From net realized gain on investments
    Class A.................................................         (8,340)             (12,819)
    Class B.................................................         (2,411)              (5,208)
    Class C.................................................         (1,890)              (2,777)
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................           (412)                (961)
    Class Z.................................................             --                   --
                                                                 ----------             --------
    Total distributions.....................................        (16,478)             (27,280)
                                                                 ----------             --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................        251,647              285,285
    Class B.................................................         43,980               50,519
    Class C.................................................         48,554               67,003
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................        (19,503)               7,356
    Class Z.................................................             --                   --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................             --                   --
    Class B.................................................             --                   --
    Class C.................................................             --                   --
                                                                 ----------             --------
  Net increase (decrease) from capital share transactions...        324,678              410,163
                                                                 ----------             --------
  Net increase (decrease) in net assets.....................        358,962              315,786
NET ASSETS:
  Beginning of period.......................................        815,569              499,783
                                                                 ----------             --------
  End of period.............................................     $1,174,531             $815,569
                                                                 ==========             ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................     $     (960)            $    409
                                                                 ==========             ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                ADVISERS FUND                           HIGH YIELD FUND                     BOND INCOME STRATEGY FUND
    --------------------------------------   --------------------------------------   --------------------------------------
    FOR THE SIX-MONTH                        FOR THE SIX-MONTH                        FOR THE SIX-MONTH
      PERIOD ENDED                             PERIOD ENDED                             PERIOD ENDED
     APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED    APRIL 30, 2002     FOR THE YEAR ENDED
       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)       OCTOBER 31, 2001       (UNAUDITED)       OCTOBER 31, 2001
    -----------------   ------------------   -----------------   ------------------   -----------------   ------------------
       $   14,208           $   35,668           $  6,354             $ 6,008             $  6,646             $  8,345
          (44,171)             (66,684)            (1,020)             (1,916)               1,598                5,600
          (16,859)            (223,962)            (5,717)             (4,914)              (7,969)               6,091
       ----------           ----------           --------             -------             --------             --------
          (46,822)            (254,978)              (383)               (822)                 275               20,036
       ----------           ----------           --------             -------             --------             --------
           (9,418)             (19,995)            (3,251)             (2,955)              (3,138)              (3,443)
           (2,757)              (8,066)            (1,302)             (1,072)              (1,246)              (1,416)
           (2,195)              (5,942)            (1,508)             (1,567)              (1,376)              (1,524)
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
             (338)              (1,466)               (75)               (343)                (854)              (1,893)
               --                   --                 --                  --                   --                   --
               --              (33,510)                --                  --                 (732)                  --
               --              (23,894)                --                  --                 (343)                  --
               --              (16,207)                --                  --                 (377)                  --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --               (2,394)                --                  --                   --                   --
               --                   --                 --                  --                 (263)                  --
       ----------           ----------           --------             -------             --------             --------
          (14,708)            (111,474)            (6,136)             (5,937)              (8,329)              (8,276)
       ----------           ----------           --------             -------             --------             --------
          166,255              363,245             23,403              25,534               33,273               80,413
           32,612               99,578              3,708              10,273               11,216               31,530
           40,664              124,614             14,780              20,187               12,539               43,111
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
               --                   --                 --                  --                   --                   --
          (56,315)               1,962             (4,252)              1,636              (14,149)              10,758
               --                   --                 --                  --                   --                   --
          149,372                   --             41,430                  --                   --                   --
           58,085                   --             31,948                  --                   --                   --
           10,535                   --              2,737                  --                   --                   --
       ----------           ----------           --------             -------             --------             --------
          401,208              589,399            113,754              57,630               42,879              165,812
       ----------           ----------           --------             -------             --------             --------
          339,678              222,947            107,235              50,871               34,825              177,572
        2,245,891            2,022,944             94,503              43,632              284,279              106,707
       ----------           ----------           --------             -------             --------             --------
       $2,585,569           $2,245,891           $201,738             $94,503             $319,104             $284,279
       ==========           ==========           ========             =======             ========             ========
       $       --           $    3,162           $    334             $   139             $    174             $    166
       ==========           ==========           ========             =======             ========             ========

 THE HARTFORD MUTUAL FUNDS, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             U.S. GOVERNMENT SECURITIES FUND
                                                              --------------------------------------------------------------
                                                              FOR THE SIX-MONTH
                                                                PERIOD ENDED       FOR THE THREE-MONTH
                                                               APRIL 30, 2002         PERIOD ENDED        FOR THE YEAR ENDED
                                                                 (UNAUDITED)        OCTOBER 31, 2001        JULY 31, 2001
                                                              -----------------    -------------------    ------------------
OPERATIONS:
  Net investment income (loss)..............................      $  5,485              $  3,253               $ 14,222
  Net realized gain (loss) on investments...................         3,874                 1,858                  5,061
  Net unrealized appreciation (depreciation) of
    investments.............................................        (9,708)                6,183                  9,057
                                                                  --------              --------               --------
  Net increase (decrease) in net assets resulting from
    operations..............................................          (349)               11,294                 28,340
                                                                  --------              --------               --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................           (13)                   --                     --
    Class B.................................................            (6)                   --                     --
    Class C.................................................            (4)                   --                     --
    Class E.................................................        (3,824)               (2,435)               (11,080)
    Class H.................................................          (188)                 (111)                  (438)
    Class L.................................................        (1,125)                 (626)                (2,778)
    Class M.................................................          (121)                  (62)                  (234)
    Class N.................................................           (38)                  (19)                   (82)
    Class Y.................................................             #                    --                     --
    Class Z.................................................            --                    --                     --
  From net realized gain on investments
    Class A.................................................            --                    --                     --
    Class B.................................................            --                    --                     --
    Class C.................................................            --                    --                     --
    Class E.................................................            --                    --                     --
    Class H.................................................            --                    --                     --
    Class L.................................................            --                    --                     --
    Class M.................................................            --                    --                     --
    Class N.................................................            --                    --                     --
    Class Y.................................................            --                    --                     --
    Class Z.................................................            --                    --                     --
                                                                  --------              --------               --------
    Total distributions.....................................        (5,319)               (3,253)               (14,612)
                                                                  --------              --------               --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         2,504                    --                     --
    Class B.................................................         1,330                    --                     --
    Class C.................................................         1,200                    --                     --
    Class E.................................................       (28,360)                 (318)               (12,696)
    Class H.................................................          (784)                  360                  1,213
    Class L.................................................        (1,227)                3,178                  1,666
    Class M.................................................            52                 1,110                    760
    Class N.................................................          (254)                  613                    (92)
    Class Y.................................................             1                    --                     --
    Class Z.................................................            --                    --                     --
Issuance of shares in connection with fund merger (Note 12)
    Class A.................................................            --                    --                     --
    Class B.................................................            --                    --                     --
    Class C.................................................            --                    --                     --
                                                                  --------              --------               --------
  Net increase (decrease) from capital share transactions...       (25,538)                4,943                 (9,149)
                                                                  --------              --------               --------
  Net increase (decrease) in net assets.....................       (31,206)               12,984                  4,579
NET ASSETS:
  Beginning of period.......................................       259,918               246,934                242,355
                                                                  --------              --------               --------
  End of period.............................................      $228,712              $259,918               $246,934
                                                                  ========              ========               ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $    166              $     --               $     --
                                                                  ========              ========               ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                   TAX-FREE MINNESOTA FUND                                   TAX-FREE NATIONAL FUND
    ------------------------------------------------------   ------------------------------------------------------
       FOR THE                                                  FOR THE
      SIX-MONTH        FOR THE ONE                             SIX-MONTH        FOR THE ONE
     PERIOD ENDED         MONTH              FOR THE          PERIOD ENDED         MONTH              FOR THE
    APRIL 30, 2002     PERIOD ENDED         YEAR ENDED       APRIL 30, 2002     PERIOD ENDED         YEAR ENDED
     (UNAUDITED)     OCTOBER 31, 2001   SEPTEMBER 30, 2001    (UNAUDITED)     OCTOBER 31, 2001   SEPTEMBER 30, 2001
    --------------   ----------------   ------------------   --------------   ----------------   ------------------
       $   692           $   136             $ 1,797            $ 1,028           $   198             $ 2,463
           569                18                 (81)             1,228                92                 407
        (1,140)              361               1,803             (2,232)              501               2,508
       -------           -------             -------            -------           -------             -------
           121               515               3,519                 24               791               5,378
       -------           -------             -------            -------           -------             -------
            (1)               --                  --                (18)               --                  --
             #                --                  --                  #                --                  --
             #                --                  --                 (2)               --                  --
          (586)             (118)             (1,604)              (751)             (152)             (1,982)
           (14)               (3)                (44)               (59)              (13)               (171)
           (59)              (12)               (158)              (137)              (27)               (311)
            (8)               (2)                (33)               (25)               (5)                (57)
            (3)               (1)                 (8)                (9)               (1)                (12)
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
            --                --                  --               (167)               --                  --
            --                --                  --                (18)               --                  --
            --                --                  --                (32)               --                  --
            --                --                  --                 (7)               --                  --
            --                --                  --                 (2)               --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
       -------           -------             -------            -------           -------             -------
          (671)             (136)             (1,847)            (1,227)             (198)             (2,533)
       -------           -------             -------            -------           -------             -------
           210                --                  --              1,979                --                  --
             4                --                  --                270                --                  --
            22                --                  --                359                --                  --
        (1,101)              (49)             (2,258)            (2,057)             (328)             (2,021)
          (102)               (3)                (35)            (1,183)             (223)               (423)
           (97)              (62)                (41)              (480)               55               1,033
          (205)              (25)                (72)               126                 4                  79
            (2)                1                 (64)               111                64                 162
             1                --                  --                  1                --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
            --                --                  --                 --                --                  --
       -------           -------             -------            -------           -------             -------
        (1,270)             (138)             (2,470)              (874)             (428)             (1,170)
       -------           -------             -------            -------           -------             -------
        (1,820)              241                (798)            (2,077)              165               1,675
        38,145            37,904              38,702             57,411            57,246              55,571
       -------           -------             -------            -------           -------             -------
       $36,325           $38,145             $37,904            $55,334           $57,411             $57,246
       =======           =======             =======            =======           =======             =======
       $    21           $    --             $    --            $    27           $    --             $    --
       =======           =======             =======            =======           =======             =======

              MONEY MARKET FUND
     -----------------------------------
        FOR THE
       SIX-MONTH
      PERIOD ENDED         FOR THE
     APRIL 30, 2002       YEAR ENDED
      (UNAUDITED)      OCTOBER 31, 2001
     --------------   ------------------
        $  1,596           $  5,029
              --                  3
              --                 --
        --------           --------
           1,596              5,032
        --------           --------
          (1,159)            (2,340)
            (161)              (751)
            (165)              (980)
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
            (111)              (961)
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
        --------           --------
          (1,596)            (5,032)
        --------           --------
          (2,922)            42,851
          (6,496)            34,024
          (7,847)            47,031
              --                 --
              --                 --
              --                 --
              --                 --
              --                 --
         (32,844)            14,984
              --                 --
         194,078                 --
           5,247                 --
             624                 --
        --------           --------
         149,840            138,890
        --------           --------
         149,840            138,890
         222,928             84,038
        --------           --------
        $372,768           $222,928
        ========           ========
        $     --           $     --
        ========           ========

 THE HARTFORD MUTUAL FUNDS, INC.

 NOTES TO FINANCIAL STATEMENTS
 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford Mutual Funds, Inc. and the Hartford Mutual Funds II, Inc. (the Companies) are open-end management investment companies comprised of twenty-eight portfolios (each a "Fund" or together the "Funds"). These funds are The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford International Small Company Fund, The Hartford SmallCap Growth Fund, The Hartford Small Company Fund, The Hartford International Capital Appreciation Fund, The Hartford Capital Appreciation Fund, The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Value Opportunities Fund, The Hartford International Opportunities Fund, The Hartford Global Leaders Fund, The Hartford Focus Fund, The Hartford Growth Fund, The Hartford Stock Fund, The Hartford Value Fund, The Hartford Growth and Income Fund, The Hartford Dividend and Growth Fund, The Hartford Advisers Fund, The Hartford High Yield Fund, The Hartford Bond Income Strategy Fund, The U.S. Government Securities Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, and The Hartford Money Market Fund. The Companies are organized under the laws of the State of Maryland and were registered with the Securities and Exchange Commission
     (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund and The Hartford Global Technology Fund which are non-diversified.

     The Funds, their classes and their investment objectives are listed below:

    The Hartford Global Communications Fund             --   Seeks long-term capital appreciation by investing
      (Global Communications Fund)                           at least 80% of its total assets in the equity
      Classes A, B, C and Y                                  securities of communications companies worldwide.
    The Hartford Global Financial Services Fund         --   Seeks long-term capital appreciation by investing
      (Global Financial Services Fund)                       at least 80% of its total assets in the equity
      Classes A, B, C and Y                                  securities of financial services companies
                                                             worldwide.
    The Hartford Global Health Fund                     --   Seeks long-term capital appreciation by investing
      (Global Health Fund)                                   at least 80% of its total assets in the equity
      Classes A, B, C and Y                                  securities of health care companies worldwide.
    The Hartford Global Technology Fund                 --   Seeks long-term capital appreciation by investing
      (Global Technology Fund)                               at least 80% of its total assets in the equity
      Classes A, B, C and Y                                  securities of technology companies worldwide.
    The Hartford International Small Company Fund       --   Seeks capital appreciation by investing at least
      (International Small Company Fund)                     80% of its total assets in equity securities of
      Classes A, B, C and Y                                  foreign issuers, including non-dollar securities,
                                                             with market capitalizations of under $8 billion.
    The Hartford SmallCap Growth Fund                   --   Seeks to maximize short and long-term capital
      (SmallCap Growth Fund)                                 appreciation by investing at least 80% of its
      Classes A, B, C, H, L, M, N and Y                      assets in equity securities of small capitalization
                                                             companies. Small capitalization companies are
                                                             defined as companies with market capitalization's
                                                             within the range of the Russell 2000 Index.
    The Hartford Small Company Fund                     --   Seeks growth of capital by investing primarily in
      (Small Company Fund)                                   stocks selected on the basis of potential for
      Classes A, B, C and Y                                  capital appreciation by investing at least 80% of
                                                             its total assets in common stocks of companies with
                                                             market capitalizations within the range represented
                                                             by the Russell 2000 Index.

--------------------------------------------------------------------------------

    The Hartford International Capital Appreciation     --   Seeks capital appreciation by investing at least
      Fund                                                   80% of its total assets in equity securities of
      (International Capital Appreciation Fund)              foreign issuers, including non-dollar securities.
      Classes A, B, C and Y
    The Hartford Capital Appreciation Fund              --   Seeks growth of capital by investing primarily in
      (Capital Appreciation Fund)                            stocks selected on the basis of potential for
      Classes A, B, C and Y                                  capital appreciation by investing at least 65% of
                                                             its total assets in common stocks of small, medium
                                                             and large companies.
    The Hartford Growth Opportunities Fund              --   Seeks short- and long-term capital appreciation by
      (Growth Opportunities Fund)                            investing in a diversified portfolio of common
      Classes A, B, C, H, L, M, N, Y and Z                   stocks believed to have superior growth potential.
    The Hartford MidCap Fund                            --   Seeks long-term growth of capital by investing at
      (MidCap Fund)                                          least 80% of its total assets in common stocks of
      Classes A, B, C and Y                                  companies with market capitalizations within the
                                                             range represented by the Standard & Poor's MidCap
                                                             400 Index.
    The Hartford MidCap Value Fund                      --   Seeks long-term capital appreciation by investing
      (MidCap Value Fund)                                    at least 80% of its total assets in equity
      Classes A, B, C and Y                                  securities of companies with market capitalizations
                                                             equaling or exceeding $500 million but not
                                                             exceeding the largest market capitalization of the
                                                             Russell Mid-Cap Index.
    The Hartford Value Opportunities Fund               --   Seeks short- and long-term capital appreciation by
      (Value Opportunities Fund)                             investing in the equity securities believed to be
      Classes A, B, C, H, L, M, N and Y                      undervalued and have potential for appreciation.
    The Hartford International Opportunities Fund       --   Seeks growth of capital by investing at least 65%
      (International Opportunities Fund)                     of its assets in stocks issued by non-U.S.
      Classes A, B, C and Y                                  companies which trade in foreign markets.
    The Hartford Global Leaders Fund                    --   Seeks growth of capital by investing at least 65%
      (Global Leaders Fund)                                  of its total assets in common stocks of
      Classes A, B, C and Y                                  high-quality growth companies worldwide.
    The Hartford Focus Fund                             --   Seeks long-term capital appreciation by investing
      (Focus Fund)                                           primarily in equity securities of a relatively
      Classes A, B, C and Y                                  small number of large capitalization companies.
    The Hartford Growth Fund                            --   Seeks long-term capital appreciation by investing
      (Growth Fund)                                          at least 65% of its total assets in the equity
      Classes A, B, C, H, L, M, N and Y                      securities of growth companies.
    The Hartford Stock Fund                             --   Seeks long-term growth of capital, with income as a
      (Stock Fund)                                           secondary consideration, by investing at least 80%
      Classes A, B, C and Y                                  of its total assets in the common stocks of
                                                             high-quality companies.
    The Hartford Value Fund                             --   Seeks long-term total return by investing at least
      (Value Fund)                                           80% of its total assets in equity securities of
      Classes A, B, C and Y                                  companies with market capitalizations above $3
                                                             billion.
    The Hartford Growth and Income Fund                 --   Seeks growth of capital and current income by
      (Growth and Income Fund)                               investing primarily in stocks with earnings growth
      Classes A, B, C and Y                                  potential and steady or rising dividends.
    The Hartford Dividend and Growth Fund               --   Seeks a high level of current income consistent
      (Dividend and Growth Fund)                             with growth of capital by investing primarily in
      Classes A, B, C and Y                                  stocks.

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    The Hartford Advisers Fund                          --   Seeks maximum long-term total return by investing
      (Advisers Fund)                                        in common stocks and other equity securities, debt
      Classes A, B, C and Y                                  securities and money market instruments.
    The Hartford High Yield Fund                        --   Seeks high current income by investing at least 80%
      (High Yield Fund)                                      of its total assets in non-investment grade debt
      Classes A, B, C and Y                                  securities. Growth of capital is a secondary
                                                             objective.
    The Hartford Bond Income Strategy Fund              --   Seeks a high level of current income, consistent
      (Bond Income Strategy Fund)                            with a competitive total return, as compared to
      Classes A, B, C and Y                                  bond funds with similar investment objectives and
                                                             policies, by investing at least 80% of its total
                                                             assets in bonds.
    The Hartford U.S. Government Securities Fund        --   Seeks to maximize total return while providing
      (U.S. Government Securities Fund)                      shareholders with a level of current income
      Classes A, B, C, E, H, L, M, N and Y                   consistent with prudent investment risk by
                                                             investing at least 80% of its total assets in
                                                             securities issued or guaranteed by the U.S.
                                                             Government or its agencies or instrumentalities.
    The Hartford Tax-Free Minnesota Fund                --   Seeks to maximize total return, to be derived
      (Tax-Free Minnesota Fund)                              primarily from investing at least 80% of its total
      Classes A, B, C, E, H, L, M, N and Y                   assets in securities whose current income is exempt
                                                             from both federal and Minnesota income tax and from
                                                             the change in the market value of those securities.
    The Hartford Tax-Free National Fund                 --   Seeks to maximize total return, to be derived
      (Tax-Free National Fund)                               primarily from investing at least 80% of its total
      Classes A, B, C, E, H, L, M, N and Y                   assets in securities whose current income is exempt
                                                             from federal income tax and from the change in the
                                                             market value of those securities.
    The Hartford Money Market Fund                      --   Seeks maximum current income consistent with
      (Money Market Fund)                                    liquidity and preservation of capital.
      Classes A, B, C and Y

     Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of up to 1% and a contingent deferred sales charge of up to 1%. Class E shares are sold with a front-end sales charge of up to 4.50%. Classes H and M are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 4.00% to zero depending on the period of time the shares are held. Class L shares are sold with a sales charge of up to 4.75%. Class N is sold with a contingent deferred sales charge of 1.00% if redeemed within 1 year. Class Y shares are sold to certain eligible institutional investors without a sales charge. Class Z shares are sold without sales charges. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years and Classes H and N shares automatically convert to Class L shares after 8 years.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

--------------------------------------------------------------------------------

     b) Security Valuation--Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in shareholders' equity.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rates at the end of each business day. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. (See Note 2(g))

     c) Foreign Currency Transactions--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Securities Lending--The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. As of April 30, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                    FUND                              VALUE OF SECURITIES LOANED   VALUE OF COLLATERAL
                                    ----                              --------------------------   -------------------
        International Small Company Fund............................           $    407                 $    435
        Capital Appreciation Fund...................................            264,678                  282,619
        International Opportunities Fund............................             12,204                   12,709
        Global Leaders Fund.........................................             78,139                   81,690
        Advisers Fund...............................................             95,638                   97,752
        High Yield Fund.............................................             41,356                   44,642
        Bond Income Strategy Fund...................................             50,861                   52,839

     e) Joint Trading Account--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        Management Company (HIMCO) or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Repurchase Agreements--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
         (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are executed through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in $2,130,024 joint repurchase agreement dated 4/30/02 with State Street Bank, 1.87% due 5/01/02. This joint repurchase agreement is collateralized by $1,580,756 U.S. Treasury Bonds 12.00% - 5.50% due 2012 - 2028, $540,268 U.S. Treasury Notes 6.75% -- 5.375% due
         2003 - 2005. The maturity amounts are as follows:

                                                             MATURITY
                          FUND                                AMOUNT
                          ----                               --------
Global Communications Fund...............................    $    473
Global Financial Services................................       1,044
Global Health Fund.......................................       9,126
Global Technology Fund...................................       1,169
International Small Company Fund.........................         200
SmallCap Growth Fund.....................................       3,433
Small Company Fund.......................................      19,366
International Capital Appreciation Fund..................          76
Capital Appreciation Fund................................     365,030
Growth Opportunities Fund................................       1,520
MidCap Fund..............................................      45,411
MidCap Value Fund........................................       7,988
Value Opportunities Fund.................................         432
International Opportunities Fund.........................       6,512
Global Leaders Fund......................................       3,757
Focus Fund...............................................      20,177
Growth Fund..............................................       4,272
Stock Fund...............................................     136,140
Value Fund...............................................         698
Growth and Income Fund...................................      13,683
Dividend and Growth Fund.................................      68,549
Advisers Fund............................................     193,747

        Certain Funds, together with other investment management companies having investment advisory agreements with HIMCO have an interest in $442,503 joint repurchase agreement dated 4/30/02 with State Street Bank, 1.86% due 5/01/02. This joint repurchase agreement is collateralized by $404,592 U.S. Treasury Bonds 6.25% - 10.375% due 2012 - 2030, and $51,182 U.S. Treasury Bills 5.50% due 2003. The
        maturity amounts are as follows:

                                                             MATURITY
FUND                                                          AMOUNT
----                                                         --------
High Yield Fund............................................  $14,970
Bond Income Strategy Fund..................................   18,167
U.S. Government Securities Fund............................   14,133
Money Market Fund..........................................   28,097

--------------------------------------------------------------------------------

     g) Futures, Options on Futures and Options Transactions--A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with it's custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statement of Net Assets, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received.

         The Fund's had no option activity for the six-month period ended April 30, 2002.

     h) Forward Foreign Currency Contracts--For the six-month period ended April 30, 2002, the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the International Opportunities Fund, the Global Leaders Fund, Dividend and Growth Fund, High Yield Fund and Bond Income Strategy Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

     i) Indexed Securities--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     j) Federal Income Taxes--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Dividend Distributions to Shareholders--Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

         Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the SmallCap Growth Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the Growth Opportunities Fund, the MidCap Fund, the MidCap Value Fund, the Value Opportunities Fund, the International Opportunities Fund, the Global Leaders Fund, the Focus Fund, the Growth Fund, the Stock Fund and the Value Fund will be declared and paid annually; dividends from net investment income of the Growth and Income Fund, the Dividend and Growth Fund and the Advisers Fund will be declared and paid quarterly; dividends from the net investment income of the High Yield Fund, the Bond Income Strategy Fund, the U.S. Government Securities Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

         Net investment income and net realized capital gains available for distribution are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses; losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 7).

--------------------------------------------------------------------------------

     l) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Restricted Securities--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

3.  EXPENSES:

     a) Investment Management and Advisory Agreements--Hartford Investment Financial Services Company (HIFSCO), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to each Fund pursuant to an Investment Advisory Agreement dated March 3, 1997. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington for the provision of day to day investment management services to the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Technology Fund, the International Small Company Fund, the SmallCap Growth Fund, the Small Company Fund, the International Capital Appreciation Fund, the Capital Appreciation Fund, the Growth Opportunities Fund, the MidCap Fund, the MidCap Value Fund, the Value Opportunities Fund, the International Opportunities Fund, the Global Leaders Fund, the Focus Fund, the Growth Fund, the Stock Fund, the Value Fund, the Growth and Income Fund, the Dividend and Growth Fund and the Advisers Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with HIMCO, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for the High Yield Fund, the Bond Income Strategy Fund, the U.S. Government Securities Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Money Market Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington or HIMCO.

         The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered:

                                    MONEY MARKET FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .50%
           On next $500 million               .45%
           Over $1 billion                    .40%

                        U.S. GOVERNMENT SECURITIES FUND
                           AND TAX-FREE NATIONAL FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $50 million                       .80%
Over $50 million                           .70%

                                BOND INCOME STRATEGY FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .65%
           On next $500 million               .55%
           Over $1 billion                    .50%

SMALL COMPANY FUND, MIDCAP FUND, MIDCAP VALUE FUND, INTERNATIONAL OPPORTUNITIES
                                      FUND
                            AND GLOBAL LEADERS FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $500 million                      .85%
On next $500 million                       .75%
Over $1 billion                            .70%

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                    TAX-FREE MINNESOTA

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $50 million               .72%
           Over $50 billion                   .70%

 SMALLCAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, VALUE OPPORTUNITIES FUND AND
                                  GROWTH FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $100 million                      1.00%
On next $150 million                        .80%
Over $250 million                           .70%

                                DIVIDEND AND GROWTH FUND,
                            ADVISERS FUND AND HIGH YIELD FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .75%
           On next $500 million               .65%
           Over $1 billion                    .60%

                      INTERNATIONAL SMALL COMPANY FUND AND
                    INTERNATIONAL CAPITAL APPRECIATION FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $500 million                      1.00%
On next $500 million                        .90%
Over $1 billion                             .85%

                                CAPITAL APPRECIATION FUND,
                                  STOCK FUND, VALUE FUND
                                AND GROWTH AND INCOME FUND

                                           ANNUAL FEE
           AVERAGE DAILY NET ASSETS        ----------
           ------------------------
           On first $500 million              .80%
           On next $500 million               .70%
           Over $1 billion                    .65%

                  GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL
                   SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL
                         TECHNOLOGY FUND AND FOCUS FUND

                                        ANNUAL FEE
AVERAGE DAILY NET ASSETS                ----------
------------------------
On first $500 million                      1.00%
On next $500 million                        .95%
Over $1 billion                             .90%

     b) Distribution and Service Plan for Class A, B, C, E, H, L, M and N Shares--HIFSCO, is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities which include marketing, distribution and clearing of shares through broker-dealers, financing distribution costs, supervising the activities of the transfer agent and maintaining financial books and records. For the six-month period ended, April 30, 2002, the following revenues were received by HIFSCO:

                                                           CONTINGENT DEFERRED
                             FRONT-END LOAD                   SALES CHARGE
                              SALES CHARGE                 -------------------
                              -----------
HIFSCO                          $49,361                          $4,062

        The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, H, L, M and N shares and for providing services for shareholders. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund, some or all of which may be remitted to brokers. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Class A Rule 12b-1 fee for each Fund has been voluntarily capped at 0.30% through at least February 28, 2003. The cap may be removed at any time thereafter. Some or the entire 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution

--------------------------------------------------------------------------------

        fee of 0.25% for each fund, except for SmallCap Growth Fund has a 0.45% fee. Classes H, M and N have a distribution fee of 1.00% of average daily net assets on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. There is no distribution plan for Class Y shares.

     c) Operating Expenses--Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. The Hartford has voluntarily agreed to limit the total operating expenses of the Class A, B, C, H, L, M, N and Y shares of all the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses, until at least February 28, 2003 as follows:

                                     CLASS A     CLASS B     CLASS C     CLASS H     CLASS L     CLASS M     CLASS N     CLASS Y
        FUND                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
        ----
        Global Communications
          Fund....................    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Global Financial Services
          Fund....................    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Global Health Fund........    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Global Technology Fund....    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        International Small
          Company Fund............    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Small Cap Growth Fund.....    1.45%       2.15%       2.15%       2.15%       1.45%       2.15%       2.15%       1.00%
        Small Company Fund........    1.45%       2.15%       2.15%       NA          NA          NA          2.15%       1.00%
        International Capital
          Appreciation Fund.......    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Capital Appreciation
          Fund....................    1.45%       2.15%       2.15%       NA          NA          NA          NA          1.00%
        Growth Opportunities
          Fund....................    1.45%       2.15%       2.15%       2.15%       1.45%       2.15%       2.15%       1.00%
        MidCap Fund...............    1.45%       2.15%       2.15%       NA          NA          NA          NA          1.00%
        MidCap Value Fund.........    1.45%       2.15%       2.15%       NA          NA          NA          NA          1.00%
        Value Opportunities
          Fund....................    1.45%       2.15%       2.15%       2.15%       1.45%       2.15%       2.15%       1.00%
        International
          Opportunities Fund......    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Global Leaders Fund.......    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Focus Fund................    1.65%       2.35%       2.35%       NA          NA          NA          NA          1.20%
        Growth Fund...............    1.45%       2.15%       2.15%       2.15%       1.45%       2.15%       2.15%       1.00%
        Stock Fund................    1.45%       2.15%       2.15%       NA          NA          NA          NA          1.00%
        Value Fund................    1.45%       2.15%       2.15%       NA          NA          NA          NA          1.00%
        Growth and Income Fund....    1.45%       2.15%       2.15%       NA          NA          NA          NA          1.00%
        Dividend and Growth
          Fund....................    1.40%       2.10%       2.10%       NA          NA          NA          NA          0.95%
        Advisers Fund.............    1.40%       2.10%       2.10%       NA          NA          NA          NA          0.95%
        High Yield Fund...........    1.40%       2.10%       2.10%       NA          NA          NA          NA          0.95%
        Bond Income Strategy
          Fund....................    1.25%       1.95%       1.95%       NA          NA          NA          NA          0.80%
        U.S. Government Securities
          Fund....................    1.20%       1.90%       1.90%       1.90%       1.20%       1.90%       1.90%       0.75%
        Tax-Free Minnesota Fund...    1.15%       1.85%       1.85%       1.85%       1.15%       1.85%       1.85%       0.70%
        Tax-Free National Fund....    1.15%       1.85%       1.85%       1.85%       1.15%       1.85%       1.85%       0.70%
        Money Market Fund.........    1.00%       1.70%       1.70%       NA          NA          NA          NA          0.55%

       The Hartford may terminate such voluntary and temporary fee waivers and expense limitation arrangements at any time after February 28, 2003 without notice.

       Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statement of Operations.

     d) Other Related Party Transactions--The Hartford and its subsidiaries provide facilities and office equipment, as well as perform certain other services, including fund accounting and financial reporting, to the Funds. Certain officers of the Funds are directors and/or officers of HIFSCO, HIMCO and/or The Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds. As of October 15, 2001, Hartford

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        Administrative Services Company (HASCO), a wholly owned subsidiary of The Hartford, began providing transfer agent services to the Funds.

     e) For the six-month period ended April 30, 2002, legal fees and expenses were paid as follows to a law firm of which the secretary of the Fund is a partner.

                                                                      AMOUNT
        FUND                                                          ------
        ----
        SmallCap Growth Fund........................................   $ 3
        Growth Opportunities Fund...................................    17
        Value Opportunities Fund....................................     #
        Growth Fund.................................................     7
        U.S. Government Securities Fund.............................     3
        Tax-Free Minnesota Fund.....................................     #
        Tax-Free National Fund......................................     #

        # Due to the presentation of the financial statements in thousands, the number rounds to zero.

     f) Expense Offset--The Funds have entered into certain expense offset arrangements with the Custodian bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as part of interest income.

4.   AFFILIATE HOLDINGS:

     As of April 30, 2002, affiliates of The Hartford had ownership of shares in the Funds as follows:

                                                                  CLASS A     CLASS B     CLASS C     CLASS Y
        FUND                                                     ---------   ---------   ---------   ---------
        ----
        Global Communications Fund.............................     700         100         100         100
        Global Financial Services Fund.........................     700         100         100         100
        Global Health Fund.....................................       #           #           #           #
        Global Technology Fund.................................       #          --          --           #
        International Small Company Fund.......................     210          30          30          30
        International Capital Appreciation Fund................     210          30          30          30

        # Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

5.   INVESTMENT TRANSACTIONS:

     For the six-month period ended April 30, 2002, the cost of purchases and proceeds from sales of securities for Money Market Fund were $3,159,502 and $3,017,185, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                                                          PROCEEDS FROM
                                                                      COST OF PURCHASES       SALES
                                    FUND                              -----------------   -------------
                                    ----
        Global Communications Fund..................................     $    4,103        $    3,077
        Global Financial Services Fund..............................          8,705             5,423
        Global Health Fund..........................................        117,272            58,057
        Global Technology Fund......................................         57,455            61,828
        International Small Company Fund............................          5,961             3,848
        SmallCap Growth Fund........................................         93,760           103,605
        Small Company Fund..........................................        312,356           326,335
        International Capital Appreciation Fund.....................          8,909             6,633
        Capital Appreciation Fund...................................      2,676,209         2,126,512

--------------------------------------------------------------------------------

                                                                                          PROCEEDS FROM
                                                                      COST OF PURCHASES       SALES
                                    FUND                              -----------------   -------------
                                    ----
        Growth Opportunities Fund...................................     $  636,537        $  717,924
        MidCap Fund.................................................        661,127           695,363
        MidCap Value Fund...........................................        107,732            21,566
        Value Opportunities Fund....................................         17,952            16,463
        International Opportunities Fund............................        121,821           129,254
        Global Leaders Fund.........................................        837,949           718,047
        Focus Fund..................................................        191,880           153,366
        Growth Fund.................................................        224,662           245,618
        Stock Fund..................................................        541,500           478,255
        Value Fund..................................................         33,509             6,101
        Growth and Income Fund......................................        239,151           168,854
        Dividend and Growth Fund....................................        442,895           153,253
        Advisers Fund...............................................        774,560           488,214
        High Yield Fund.............................................        171,921            42,412
        Bond Income Strategy Fund...................................        263,730           236,769
        U.S. Government Securities Fund.............................        178,761           198,052
        Tax-Free Minnesota Fund.....................................          5,670            10,437
        Tax-Free National Fund......................................         18,052            20,695

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

6.   CAPITAL SHARE TRANSACTIONS:

The following information is for the periods ended April 30, 2002:

                                                      SHARES SOLD
                                -------------------------------------------------------
                                      2002               2001*              2001**
                                ----------------   -----------------   ----------------
                                SHARES   AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
                                ------   -------   ------   --------   ------   -------
GLOBAL COMMUNICATIONS FUND:
  Class A.....................    193    $   804      206   $  1,282      --    $    --
  Class B.....................     61        250       90        539      --         --
  Class C.....................     82        359       96        547      --         --
  Class Y.....................     --         --        #          #      --         --
GLOBAL FINANCIAL SERVICES
  FUND:
  Class A.....................    211      2,043      386      3,912      --         --
  Class B.....................    109      1,045      133      1,335      --         --
  Class C.....................    121      1,175      134      1,352      --         --
  Class Y.....................      1          7        #          #      --         --
GLOBAL HEALTH FUND:
  Class A.....................  4,466     61,671    5,553     74,684      --         --
  Class B.....................  1,175     16,062    2,081     27,633      --         --
  Class C.....................  1,160     15,846    2,146     28,415      --         --
  Class Y.....................     66        917      217      2,935      --         --
GLOBAL TECHNOLOGY FUND:
  Class A.....................  4,994     23,321    6,736     40,596      --         --
  Class B.....................    496      2,267    1,614      9,846      --         --
  Class C.....................    559      2,582    3,833     24,353      --         --
  Class Y.....................    320      1,522    2,367     14,306      --         --
INTERNATIONAL SMALL COMPANY
  FUND:
  Class A.....................    308      2,940      246      2,444      --         --
  Class B.....................     18        170       31        316      --         --
  Class C.....................     15        139       49        479      --         --
  Class Y.....................     48        440       30        300      --         --
SMALL CAP GROWTH FUND:
  Class A.....................     94      2,091       --         --      --         --
  Class B.....................     24        499       --         --      --         --
  Class C.....................     27        557       --         --      --         --
  Class H.....................     94      1,901       29        508     269      7,861
  Class L.....................    594     12,835      174      3,186   1,539     44,058
  Class M.....................     71      1,417       37        642     283      8,493
  Class N.....................     23        461       10        178     108      3,271
  Class Y.....................      #          1       --         --      --         --
SMALL COMPANY FUND:
  Class A.....................  4,590     60,947    6,044     84,554      --         --
  Class B.....................    618      7,977    1,036     14,391      --         --
  Class C.....................    710      9,161    1,226     17,129      --         --
  Class Y.....................    331      4,539      678      9,817      --         --

                                   SHARES ISSUED ON REINVESTMENT OF DISTRIBUTIONS
                                -----------------------------------------------------
                                     2002              2001*             2001**
                                ---------------   ---------------   -----------------
                                SHARES   AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT
                                ------   ------   ------   ------   ------   --------
GLOBAL COMMUNICATIONS FUND:
  Class A.....................    --     $   --     --     $   --      --    $     --
  Class B.....................    --         --     --         --      --          --
  Class C.....................    --         --     --         --      --          --
  Class Y.....................    --         --     --         --      --          --
GLOBAL FINANCIAL SERVICES
  FUND:
  Class A.....................    --         --     --         --      --          --
  Class B.....................    --         --     --         --      --          --
  Class C.....................    --         --     --         --      --          --
  Class Y.....................    --         --     --         --      --          --
GLOBAL HEALTH FUND:
  Class A.....................   154      2,030    138      1,883      --          --
  Class B.....................    64        840     59        802      --          --
  Class C.....................    69        897     81      1,097      --          --
  Class Y.....................     7         92      8        111      --          --
GLOBAL TECHNOLOGY FUND:
  Class A.....................    --         --     40        327      --          --
  Class B.....................    --         --     18        149      --          --
  Class C.....................    --         --     25        206      --          --
  Class Y.....................    --         --      6         49      --          --
INTERNATIONAL SMALL COMPANY
  FUND:
  Class A.....................    --         --     --         --      --          --
  Class B.....................    --         --     --         --      --          --
  Class C.....................    --         --     --         --      --          --
  Class Y.....................    --         --     --         --      --          --
SMALL CAP GROWTH FUND:
  Class A.....................    --         --     --         --      --          --
  Class B.....................    --         --     --         --      --          --
  Class C.....................    --         --     --         --      --          --
  Class H.....................    23        416     --         --     381      11,412
  Class L.....................   103      2,032     --         --   2,035      65,138
  Class M.....................    18        328     --         --     300       8,981
  Class N.....................     6        115     --         --     109       3,266
  Class Y.....................    --         --     --         --      --          --
SMALL COMPANY FUND:
  Class A.....................    --         --    302     $5,252      --          --
  Class B.....................    --         --    133      2,239      --          --
  Class C.....................    --         --    150      2,525      --          --
  Class Y.....................    --         --     83      1,479      --          --

 * For the period ended October 31, 2001. See Statements of Changes for dates. ** For the fiscal year ended 2001. See Statements of Changes for dates.
 # Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

--------------------------------------------------------------------------------

                                                                   SHARES ISSUED
                         SHARES REDEEMED                            FROM MERGER
    ----------------------------------------------------------   ------------------
          2002                2001*               2001**                2002
    -----------------   -----------------   ------------------   ------------------
    SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT     SHARES     AMOUNT
    ------   --------   ------   --------   ------   ---------   -------   --------
       (39)  $   (164)     (21)  $   (106)      --   $      --
        (9)       (34)      (7)       (39)      --          --
       (29)      (125)      (3)       (17)      --          --
    --....         --        #          #       --          --
       (80)      (777)     (24)      (236)      --          --
        (6)       (53)     (12)      (124)      --          --
        (4)       (41)     (13)      (125)      --          --
    --....         --        #          #       --          --
    (1,975)   (27,201)  (1,581)   (21,041)      --          --
      (208)    (2,845)    (432)    (5,626)      --          --
      (299)    (4,074)    (842)   (10,863)      --          --
      (326)    (4,611)     (85)    (1,108)      --          --
    (4,477)   (20,873)  (4,403)   (24,249)      --          --
      (322)    (1,461)    (671)    (3,593)      --          --
      (541)    (2,470)  (2,419)   (14,713)      --          --
    (1,457)    (8,164)  (1,770)   (10,123)      --          --
      (225)    (2,169)      (1)        (9)      --          --
        (5)       (49)       #         (4)      --          --
    #.....         (2)      (1)       (10)      --          --
    #.....         (3)       #          #       --          --
       (15)      (330)      --         --       --          --
    #.....         (1)      --         --       --          --
    #.....         (5)      --         --       --          --
      (147)    (2,946)     (45)      (794)    (210)     (5,654)
    (1,020)   (22,136)    (303)    (5,576)  (2,268)    (62,610)
       (91)    (1,820)     (53)      (897)    (208)     (5,380)
       (43)      (875)     (12)      (207)     (97)     (2,605)
    --....         --       --         --       --          --
    (4,035)   (53,694)  (5,737)   (79,060)      --          --
      (316)    (4,071)    (929)   (12,351)      --          --
      (573)    (7,390)  (1,351)   (18,293)      --          --
    (2,005)   (26,168)    (549)    (7,833)      --          --


                 NET INCREASE (DECREASE) OF SHARES
     ---------------------------------------------------------
           2002                2001*              2001**
     -----------------   -----------------   -----------------
     SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
     ------   --------   ------   --------   ------   --------
        154   $    640     185    $  1,176      --    $     --
         52        216      83         500      --          --
         53        234      93         530      --          --
         --         --       #           #      --          --
        131      1,266     362       3,676      --          --
        103        992     121       1,211      --          --
        117      1,134     121       1,227      --          --
          1          7       #           #      --          --
      2,645     36,500   4,110      55,526      --          --
      1,031     14,057   1,708      22,809      --          --
        930     12,669   1,385      18,649      --          --
       (255)    (3,602)    140       1,938      --          --
        517      2,448   2,373      16,674      --          --
        174        806     961       6,402      --          --
         18        112   1,439       9,846      --          --
     (1,137)    (6,642)    603       4,232      --          --
         83        771     245       2,435      --          --
         13        121      31         312      --          --
         15        137      48         469      --          --
         48        437      30         300      --          --
         79      1,761      --          --      --          --
         24        498      --          --      --          --
         27        552      --          --      --          --
        (30)      (629)    (16)       (286)    440      13,619
       (323)    (7,269)   (129)     (2,390)  1,306      46,586
         (2)       (75)    (16)       (255)    375      12,094
        (14)      (299)     (2)        (29)    120       3,932
          #          1      --          --      --          --
        555      7,253     609      10,746      --          --
        302      3,906     240       4,279      --          --
        137      1,771      25       1,361      --          --
     (1,674)   (21,629)    212       3,463      --          --

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                    SHARES SOLD
                              --------------------------------------------------------
                                    2002                2001*              2001**
                              -----------------   -----------------   ----------------
                              SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
                              ------   --------   ------   --------   ------   -------
INTERNATIONAL CAPITAL
  APPRECIATION FUND:
  Class A...................     507   $  4,294      339   $  3,202      --    $    --
  Class B...................      53        444       44        419      --         --
  Class C...................      70        589       45        416      --         --
  Class Y...................      --         --       30        300      --         --
CAPITAL APPRECIATION FUND:
  Class A...................  25,044    644,236   29,984    831,370      --         --
  Class B...................  10,766    264,268   12,870    342,810      --         --
  Class C...................  12,508    306,749   14,675    391,621      --         --
  Class Y...................     412     10,985      693     20,259      --         --
GROWTH OPPORTUNITIES FUND:
  Class A...................      87      1,816       --         --      --         --
  Class B...................      28        522       --         --      --         --
  Class C...................      18        335       --         --      --         --
  Class H...................     184      3,476       71      1,228     576     14,842
  Class L...................     988     20,671      232      4,421   1,918     54,172
  Class M...................     122      2,299       63      1,077     401     10,727
  Class N...................      28        536       23        399     111      3,030
  Class Y...................       #          1       --         --      --         --
  Class Z...................      47      1,022       38        794     504     15,064
MIDCAP FUND:
  Class A...................   1,977     36,529   22,106    416,251      --         --
  Class B...................     578     10,406    9,094    167,086      --         --
  Class C...................     678     12,286    9,460    174,063      --         --
  Class Y...................     588     11,215    1,063     20,372      --         --
MIDCAP VALUE FUND:
  Class A...................   6,053     60,804    3,273     30,590      --         --
  Class B...................   1,579     15,859      890      8,285      --         --
  Class C...................   1,919     19,254    1,085     10,065      --         --
  Class Y...................      --         --       31        309      --         --
VALUE OPPORTUNITIES FUND:
  Class A...................     110      1,367       --         --      --         --
  Class B...................      21        254       --         --      --         --
  Class C...................      10        124       --         --      --         --
  Class H...................      43        508       15        173     187      2,555
  Class L...................     320      3,955      140      1,686     873     12,367
  Class M...................     131      1,560       33        396     262      3,599
  Class N...................      15        185       12        142      81      1,105
  Class Y...................       #          2       --         --      --         --
INTERNATIONAL OPPORTUNITIES
  FUND:
  Class A...................  42,271    415,223   33,604    359,927      --         --
  Class B...................     146      1,393      388      4,199      --         --
  Class C...................   1,587     14,745    5,943     61,413      --         --
  Class Y...................     922      9,228      334      3,717      --         --
GLOBAL LEADERS FUND:
  Class A...................  15,576    211,996   25,136    375,876      --         --
  Class B...................     481      7,437    1,488     22,688      --         --
  Class C...................     841     11,404    4,585     70,000      --         --
  Class Y...................     109      1,519      175      2,683      --         --

                                 SHARES ISSUED ON REINVESTMENT OF DISTRIBUTIONS
                              -----------------------------------------------------
                                   2002              2001*              2001**
                              ---------------   ----------------   ----------------
                              SHARES   AMOUNT   SHARES   AMOUNT    SHARES   AMOUNT
                              ------   ------   ------   -------   ------   -------
INTERNATIONAL CAPITAL
  APPRECIATION FUND:
  Class A...................    --     $   --      --    $    --      --    $    --
  Class B...................    --         --      --         --      --         --
  Class C...................    --         --      --         --      --         --
  Class Y...................    --         --      --         --      --         --
CAPITAL APPRECIATION FUND:
  Class A...................     #          #   5,389    155,469      --         --
  Class B...................     #          #   3,519     97,784      --         --
  Class C...................    --         --   2,155     59,774      --         --
  Class Y...................    --         --     360     10,666      --         --
GROWTH OPPORTUNITIES FUND:
  Class A...................    --         --      --         --      --         --
  Class B...................    --         --      --         --      --         --
  Class C...................    --         --      --         --      --         --
  Class H...................    36        647      --         --     747     19,753
  Class L...................   311      6,190      --         --   7,400    215,126
  Class M...................    18        322      --         --     346      9,134
  Class N...................     4         73      --         --      85      2,236
  Class Y...................    --         --      --         --      --         --
  Class Z...................    48        983      --         --   1,394     41,595
MIDCAP FUND:
  Class A...................    --         --   1,832     36,639      --         --
  Class B...................    --         --     818     16,000      --         --
  Class C...................    --         --     962     18,827      --         --
  Class Y...................    --         --     267      5,416      --         --
MIDCAP VALUE FUND:
  Class A...................    --         --      --         --      --         --
  Class B...................    --         --      --         --      --         --
  Class C...................    --         --      --         --      --         --
  Class Y...................    --         --      --         --      --         --
VALUE OPPORTUNITIES FUND:
  Class A...................    --         --      --         --      --         --
  Class B...................    --         --      --         --      --         --
  Class C...................    --         --      --         --      --         --
  Class H...................    49        542      --         --      63        821
  Class L...................   160      1,848      --         --     270      3,610
  Class M...................    52        576      --         --      55        715
  Class N...................    16        183      --         --      19        252
  Class Y...................    --         --      --         --      --         --
INTERNATIONAL OPPORTUNITIES
  FUND:
  Class A...................    --         --     326      4,069      --         --
  Class B...................    --         --     100      1,214      --         --
  Class C...................    --         --     103      1,245      --         --
  Class Y...................    --         --      82      1,034      --         --
GLOBAL LEADERS FUND:
  Class A...................    --         --     167      2,796      --         --
  Class B...................    --         --      49        815      --         --
  Class C...................    --         --      92      1,532      --         --
  Class Y...................    --         --       6        110      --         --

 * For the period ended October 31, 2001. See Statements of Changes for dates. ** For the fiscal year ended 2001. See Statements of Changes for dates.
 # Due to the presentation of the financial in thousands, the number rounds to zero.

--------------------------------------------------------------------------------

                                                                          SHARES ISSUED
                             SHARES REDEEMED                               FROM MERGER
    -----------------------------------------------------------------   ------------------
            2002                  2001*                 2001**                 2002
    --------------------   --------------------   -------------------   ------------------
     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
    --------   ---------   --------   ---------   -------   ---------   -------   --------
        (335)  $  (2,857)         #   $      (1)       --   $      --
         (15)       (121)        (1)        (11)       --          --
         (32)       (267)        (3)        (23)       --          --
          --          --          #           #        --          --
      (6,293)   (160,611)    (9,075)   (249,018)       --          --
      (1,975)    (48,323)    (4,091)   (106,501)       --          --
      (2,063)    (50,565)    (3,305)    (86,751)       --          --
      (2,754)    (75,618)      (607)    (16,781)       --          --
         (10)       (199)        --          --        --          --
          (1)        (14)        --          --        --          --
           #          (8)        --          --        --          --
        (272)     (5,102)       (88)     (1,502)     (464)    (11,547)
      (2,715)    (56,816)      (896)    (16,907)   (4,246)   (112,671)
        (121)     (2,269)       (54)       (918)     (219)     (5,300)
         (50)       (927)       (21)       (344)      (89)     (2,061)
          --          --         --          --        --          --
      (2,914)    (64,877)      (192)     (3,781)   (1,935)    (52,524)
      (2,257)    (41,600)    (5,932)   (107,540)       --          --
        (803)    (14,369)    (1,841)    (31,719)       --          --
      (1,423)    (25,502)    (2,563)    (44,873)       --          --
      (2,535)    (44,834)      (961)    (17,505)       --          --
        (402)     (3,975)      (111)       (991)       --          --
         (75)       (752)       (43)       (402)       --          --
         (75)       (750)       (24)       (210)       --          --
          --          --         (1)         (9)       --          --
          (1)         (6)        --          --        --          --
          (3)        (43)        --          --        --          --
          --          --         --          --        --          --
         (74)       (865)       (28)       (329)     (183)     (2,516)
        (336)     (4,129)       (98)     (1,151)   (1,646)    (22,715)
         (92)     (1,105)       (33)       (387)     (112)     (1,516)
         (37)       (443)       (13)       (143)      (62)       (854)
          --          --         --          --        --          --
     (43,146)   (425,282)   (33,029)   (355,435)       --          --     1,418     12,538
        (251)     (2,402)      (439)     (4,671)       --          --       636      5,906
      (1,755)    (16,459)    (6,109)    (63,278)       --          --        77        711
      (2,171)    (22,664)      (318)     (3,573)       --          --        --         --
     (15,180)   (208,649)   (20,623)   (305,275)       --          --     6,063     81,253
        (506)     (6,772)      (894)    (12,913)       --          --     2,012     26,325
      (1,298)    (17,425)    (4,665)    (69,590)       --          --       262      3,427
        (607)     (8,675)      (138)     (2,087)       --          --        --         --


                 NET INCREASE (DECREASE) OF SHARES
     ----------------------------------------------------------
            2002                2001*              2001**
     ------------------   -----------------   -----------------
     SHARES     AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT
     -------   --------   ------   --------   ------   --------
         172   $  1,437      339   $  3,201      --    $     --
          38        323       43        408      --          --
          38        322       42        393      --          --
          --         --       30        300      --          --
      18,751    483,625   26,298    737,821      --          --
       8,791    215,945   12,298    334,093      --          --
      10,445    256,184   13,525    364,644      --          --
      (2,342)   (64,633)     446     14,144      --          --
          77      1,617       --         --      --          --
          27        508       --         --      --          --
          18        327       --         --      --          --
         (52)      (979)     (17)      (274)    859      23,048
      (1,416)   (29,955)    (664)   (12,486)  5,072     156,627
          19        352        9        159     528      14,561
         (18)      (318)       2         55     107       3,205
           #          1       --         --      --          --
      (2,819)   (62,872)    (154)    (2,987)    (37)      4,135
        (280)    (5,071)  18,006    345,350      --          --
        (225)    (3,963)   8,071    151,367      --          --
        (745)   (13,216)   7,859    148,017      --          --
      (1,947)   (33,619)     369      8,283      --          --
       5,651     56,829    3,162     29,599      --          --
       1,504     15,107      847      7,883      --          --
       1,844     18,504    1,061      9,855      --          --
          --         --       30        300      --          --
         109      1,361       --         --      --          --
          18        211       --         --      --          --
          10        124       --         --      --          --
          18        185      (13)      (156)     67         860
         144      1,674       42        535    (503)     (6,738)
          91      1,031       --          9     205       2,798
          (6)       (75)      (1)        (1)     38         503
           #          2       --         --      --          --
         543      2,479      901      8,561      --          --
         531      4,897       49        742      --          --
         (91)    (1,003)     (63)      (620)     --          --
      (1,249)   (13,436)      98      1,178      --          --
       6,459     84,600    4,680     73,397      --          --
       1,987     26,990      643     10,590      --          --
        (195)    (2,594)      12      1,942      --          --
        (498)    (7,156)      43        706      --          --

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                   SHARES SOLD
                             --------------------------------------------------------
                                   2002                2001*              2001**
                             -----------------   -----------------   ----------------
                             SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
                             ------   --------   ------   --------   ------   -------
FOCUS FUND:
  Class A..................   3,003   $ 29,268    7,949   $ 79,053      --    $    --
  Class B..................     787      7,625    2,151     21,382      --         --
  Class C..................   1,201     11,650    2,906     28,829      --         --
  Class Y..................      51        492        1         10      --         --
GROWTH FUND:
  Class A..................     190      2,852       --         --      --         --
  Class B..................      36        489       --         --      --         --
  Class C..................      39        528       --         --      --         --
  Class H..................     161      2,254       44        570     456      7,698
  Class L..................     703     10,753      226      3,218   1,488     26,986
  Class M..................     186      2,582       74        951     430      7,202
  Class N..................      54        767       42        555     169      2,796
  Class Y..................       #          1       --         --      --         --
STOCK FUND:
  Class A..................  12,022    215,851   21,526    425,162      --         --
  Class B..................   2,814     48,487    6,355    121,477      --         --
  Class C..................   3,417     58,973    8,747    168,325      --         --
  Class Y..................     318      5,851      371      7,612      --         --
VALUE FUND:
  Class A..................   2,271     21,895    1,553     14,963      --         --
  Class B..................     389      3,721      236      2,260      --         --
  Class C..................     622      5,963      538      5,213      --         --
  Class Y..................       #          #       30        300      --         --
GROWTH AND INCOME FUND:
  Class A..................   5,458     59,718   10,818    127,580      --         --
  Class B..................     709      7,536    1,667     19,375      --         --
  Class C..................     848      9,046    2,225     25,910      --         --
  Class Y..................      10        115        7         80      --         --
DIVIDEND AND GROWTH FUND:
  Class A..................  16,635    272,896   18,645    312,556      --         --
  Class B..................   3,108     50,497    3,796     62,961      --         --
  Class C..................   3,614     58,657    4,773     79,224      --         --
  Class Y..................     288      4,800      561      9,580      --         --
ADVISERS FUND:
  Class A..................  17,267    255,652   30,346    469,143      --         --
  Class B..................   4,844     71,044   10,633    163,094      --         --
  Class C..................   5,600     82,893   12,611    195,340      --         --
  Class Y..................     153      2,293      468      7,323      --         --

                                  SHARES ISSUED ON REINVESTMENT DISTRIBUTIONS
                             ------------------------------------------------------
                                   2002              2001*              2001**
                             ----------------   ----------------   ----------------
                             SHARES   AMOUNT    SHARES   AMOUNT    SHARES   AMOUNT
                             ------   -------   ------   -------   ------   -------
FOCUS FUND:
  Class A..................    --     $    --       #    $     #      --    $    --
  Class B..................    --          --      --         --      --         --
  Class C..................    --          --       #          #      --         --
  Class Y..................    --          --      --         --      --         --
GROWTH FUND:
  Class A..................    --          --      --         --      --         --
  Class B..................    --          --      --         --      --         --
  Class C..................    --          --      --         --      --         --
  Class H..................     1          13      --         --     497      8,253
  Class L..................     8         116      --         --   4,393     79,249
  Class M..................     #          10      --         --     344      5,703
  Class N..................     #           2      --         --      97      1,603
  Class Y..................    --          --      --         --      --         --
STOCK FUND:
  Class A..................    --          --   2,209     48,577      --         --
  Class B..................    --          --   1,231     26,218      --         --
  Class C..................    --          --   1,075     22,875      --         --
  Class Y..................    --          --      64      1,437      --         --
VALUE FUND:
  Class A..................     8          78      --         --      --         --
  Class B..................     1          11      --         --      --         --
  Class C..................     3          27      --         --      --         --
  Class Y..................     #           2      --         --      --         --
GROWTH AND INCOME FUND:
  Class A..................    --          --     591      7,543      --         --
  Class B..................    --          --     124      1,553      --         --
  Class C..................    --          --     191      2,395      --         --
  Class Y..................    --          --       1         18      --         --
DIVIDEND AND GROWTH FUND:
  Class A..................   689      11,051   1,011     16,875      --         --
  Class B..................   157       2,476     323      5,362      --         --
  Class C..................   128       2,013     185      3,064      --         --
  Class Y..................    33         532      79      1,337      --         --
ADVISERS FUND:
  Class A..................   616       9,143   3,325     52,440      --         --
  Class B..................   176       2,589   1,912     30,208      --         --
  Class C..................   136       2,015   1,317     20,957      --         --
  Class Y..................    22         338     242      3,861      --         --

 * For the period ended October 31, 2001. See Statements of Changes for dates. ** For the fiscal year ended 2001. See Statements of Changes for dates.
 # Due to the presentation of the financial in thousands, the number rounds to zero.

--------------------------------------------------------------------------------

                                                                    SHARES ISSUED
                          SHARES REDEEMED                            FROM MERGER
    -----------------------------------------------------------   -----------------
          2002                 2001*               2001**               2002
    -----------------   -------------------   -----------------   -----------------
    SHARES    AMOUNT    SHARES     AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
    ------   --------   -------   ---------   ------   --------   ------   --------
      (655)  $ (6,352)     (355)  $  (3,177)      --   $     --            $
      (105)    (1,010)      (44)       (392)      --         --
      (177)    (1,709)     (158)     (1,436)      --         --
        --         --         #           #       --         --
       (26)      (386)       --          --       --         --
    #.....         (1)       --          --       --         --
    #.....          #        --          --       --         --
      (280)    (3,881)      (84)     (1,067)    (559)    (9,232)
    (2,209)   (33,681)     (718)    (10,063)  (4,096)   (73,297)
      (196)    (2,728)      (68)       (853)    (335)    (5,489)
       (81)    (1,108)      (58)       (695)    (209)    (3,343)
    --....         --        --          --       --         --
    (5,277)   (94,795)   (8,304)   (159,690)      --         --
    (1,876)   (32,242)   (4,124)    (75,915)      --         --
    (2,735)   (47,137)   (5,049)    (93,677)      --         --
      (125)    (2,356)     (222)     (4,623)      --         --
      (240)    (2,319)      (31)       (283)      --         --
       (14)      (141)      (10)        (94)      --         --
      (104)    (1,005)       (7)        (66)      --         --
        --         --         #           #       --         --
    (2,385)   (26,012)   (2,733)    (31,364)      --         --    1,945     20,626
      (415)    (4,387)     (584)     (6,518)      --         --    1,206     12,446
      (708)    (7,535)   (1,188)    (13,253)      --         --      179      1,856
        (2)       (23)       (2)        (22)      --         --       --         --
    (1,973)   (32,300)   (2,669)    (44,146)      --         --
      (556)    (8,993)   (1,082)    (17,804)      --         --
      (748)   (12,116)     (936)    (15,285)      --         --
    (1,505)   (24,835)     (214)     (3,561)      --         --
    (6,642)   (98,540)  (10,324)   (158,338)      --         --   10,210    149,372
    (2,800)   (41,021)   (6,211)    (93,724)      --         --    4,011     58,085
    (2,992)   (44,244)   (5,987)    (91,683)      --         --      721     10,535
    (3,896)   (58,946)     (599)     (9,222)      --         --       --         --


                NET INCREASE (DECREASE) OF SHARES
     --------------------------------------------------------
           2002                2001*              2001**
     -----------------   -----------------   ----------------
     SHARES    AMOUNT    SHARES    AMOUNT    SHARES   AMOUNT
     ------   --------   ------   --------   ------   -------
      2,348   $ 22,916    7,594   $ 75,876      --    $    --
        682      6,615    2,107     20,990      --         --
      1,024      9,941    2,748     27,393      --         --
         51        492        1         10      --         --
        164      2,466       --         --      --         --
         36        488       --         --      --         --
         39        528       --         --      --         --
       (118)    (1,614)     (40)      (497)    394      6,719
     (1,498)   (22,812)    (492)    (6,845)  1,785     32,938
        (10)      (136)       6         98     439      7,416
        (27)      (339)     (16)      (140)     57      1,056
          #          1       --         --      --         --
      6,745    121,056   15,431    314,049      --         --
        938     16,245    3,462     71,780      --         --
        682     11,836    4,773     97,523      --         --
        193      3,495      213      4,426      --         --
      2,039     19,654    1,522     14,680      --         --
        376      3,591      226      2,166      --         --
        521      4,985      531      5,147      --         --
          #          2       30        300      --         --
      5,018     54,332    8,676    103,759      --         --
      1,500     15,595    1,207     14,410      --         --
        319      3,367    1,228     15,052      --         --
          8         92        6         76      --         --
     15,351    251,647   16,987    285,285      --         --
      2,709     43,980    3,037     50,519      --         --
      2,994     48,554    4,022     67,003      --         --
     (1,184)   (19,503)     426      7,356      --         --
     21,451    315,627   23,347    363,245      --         --
      6,231     90,697    6,334     99,578      --         --
      3,465     51,199    7,941    124,614      --         --
     (3,721)   (56,315)     111      1,962      --         --

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                   SHARES SOLD
                            ----------------------------------------------------------
                                   2002                2001*               2001**
                            ------------------   ------------------   ----------------
                            SHARES     AMOUNT    SHARES     AMOUNT    SHARES   AMOUNT
                            -------   --------   -------   --------   ------   -------
HIGH YIELD FUND:
  Class A.................    5,449   $ 45,276     4,834   $ 43,403      --    $    --
  Class B.................    1,000      8,278     1,524     13,745      --         --
  Class C.................    2,375     19,715     2,802     25,360      --         --
  Class Y.................       54        469       409      3,775      --         --
BOND INCOME STRATEGY FUND:
  Class A.................   15,624    166,214    27,871    295,865      --         --
  Class B.................    2,008     21,292     4,107     43,607      --         --
  Class C.................    3,089     32,848     5,988     63,725      --         --
  Class Y.................      875      9,355     1,417     15,203      --         --
U.S. GOVERNMENT SECURITIES
  FUND:
  Class A.................      277      2,610        --         --      --         --
  Class B.................      142      1,332        --         --      --         --
  Class C.................      128      1,197        --         --      --         --
  Class E.................      317      3,004       357      3,383   1,047      9,587
  Class H.................       71        676       104        982     334      3,047
  Class L.................    3,067     28,947     1,218     11,595   2,143     19,798
  Class M.................      121      1,139       128      1,216     228      2,097
  Class N.................       21        207        74        702     515      4,763
  Class Y.................        #          1        --         --      --         --
TAX-FREE MINNESOTA FUND:
  Class A.................       22        219        --         --      --         --
  Class B.................        #          4        --         --      --         --
  Class C.................        2         22        --         --      --         --
  Class E.................       18        190         4         35      76        787
  Class H.................        #          #         #          #       #          6
  Class L.................       17        172         8         83      41        408
  Class M.................        3         33         5         55      13        130
  Class N.................        1          6         #          1       1         15
  Class Y.................        #          1        --         --      --         --
TAX-FREE NATIONAL FUND:
  Class A.................      191      2,097        --         --      --         --
  Class B.................       30        322        --         --      --         --
  Class C.................       33        358        --         --      --         --
  Class E.................       50        548         4         40      90        987
  Class H.................       14        154         1         11      32        333
  Class L.................       50        547        17        189     166      1,813
  Class M.................       19        208         #          #      13        139
  Class N.................       17        185         6         63      20        214
  Class Y.................        #          1        --         --      --         --
MONEY MARKET FUND:
  Class A.................  610,318    610,318   619,935    619,935      --         --
  Class B.................   19,995     19,995    66,940     66,940      --         --
  Class C.................   22,699     22,699   162,817    162,817      --         --
  Class Y.................    5,073      5,073    40,769     40,769      --         --

                               SHARES ISSUED ON REINVESTMENT OF DISTRIBUTIONS
                            -----------------------------------------------------
                                 2002              2001*              2001**
                            ---------------   ----------------   ----------------
                            SHARES   AMOUNT   SHARES   AMOUNT    SHARES   AMOUNT
                            ------   ------   ------   -------   ------   -------
HIGH YIELD FUND:
  Class A.................   318     $2,623     304    $ 2,680      --    $    --
  Class B.................    92        755      83        728      --         --
  Class C.................   112        922     115      1,013      --         --
  Class Y.................     9         75      39        343      --         --
BOND INCOME STRATEGY FUND:
  Class A.................   335      3,564     300      3,175      --         --
  Class B.................   131      1,384     113      1,196      --         --
  Class C.................   132      1,402     119      1,257      --         --
  Class Y.................   104      1,115     178      1,894      --         --
U.S. GOVERNMENT SECURITIES
  FUND:
  Class A.................     1         13      --         --      --         --
  Class B.................     #          5      --         --      --         --
  Class C.................     #          4      --         --      --         --
  Class E.................   297      2,806     191      1,823     896      8,235
  Class H.................    16        155      10         90      40        365
  Class L.................    94        885      52        492     228      2,104
  Class M.................    11        102       6         54      23        206
  Class N.................     4         36       2         18       8         76
  Class Y.................     #          #      --         --      --         --
TAX-FREE MINNESOTA FUND:
  Class A.................     #          #      --         --      --         --
  Class B.................     #          #      --         --      --         --
  Class C.................     #          #      --         --      --         --
  Class E.................    38        391       8         79     106      1,080
  Class H.................     1         13       #          3       4         39
  Class L.................     5         47       1          9      12        125
  Class M.................     1          7       #          2       3         32
  Class N.................     #          2       #          #       #          5
  Class Y.................     #          #      --         --      --         --
TAX-FREE NATIONAL FUND:
  Class A.................     2         17      --         --      --         --
  Class B.................     #          #      --         --      --         --
  Class C.................     #          1      --         --      --         --
  Class E.................    59        645       9        102     122      1,323
  Class H.................     4         52       1          8      10        106
  Class L.................    13        137       2         21      22        244
  Class M.................     3         30       #          4       5         53
  Class N.................     1         10       #          1       1         12
  Class Y.................     #          #      --         --      --         --
MONEY MARKET FUND:
  Class A.................   894        894   1,936      1,936      --         --
  Class B.................   145        145     699        699      --         --
  Class C.................   156        156     904        904      --         --
  Class Y.................   108        108     964        964      --         --

 * For the period ended October 31, 2001. See Statements of Changes for dates. ** For the year fiscal ended 2001. See Statements of Changes for dates.
 # Due to the presentation of the financial in thousands, the number rounds to zero.

--------------------------------------------------------------------------------

                                                                          SHARES ISSUED
                             SHARES REDEEMED                               FROM MERGER
    -----------------------------------------------------------------   ------------------
            2002                  2001*                 2001**                 2002
    --------------------   --------------------   -------------------   ------------------
     SHARES     AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
    --------   ---------   --------   ---------   -------   ---------   -------   --------
      (2,949)  $ (24,496)    (2,281)  $ (20,549)       --   $      --     5,090   $ 41,430
        (646)     (5,325)      (476)     (4,200)       --          --     3,935     31,948
        (704)     (5,857)      (696)     (6,186)       --          --       337      2,737
        (561)     (4,796)      (275)     (2,482)       --          --        --         --
     (12,810)   (136,505)   (20,616)   (218,627)       --          --
      (1,083)    (11,460)    (1,259)    (13,273)       --          --
      (2,041)    (21,711)    (2,061)    (21,871)       --          --
      (2,302)    (24,619)      (594)     (6,339)       --          --
         (12)       (119)        --          --        --          --
          (1)         (7)        --          --        --          --
           #          (1)        --          --        --          --
      (3,631)    (34,170)      (583)     (5,524)   (3,331)    (30,518)
        (171)     (1,615)       (75)       (712)     (240)     (2,199)
      (3,288)    (31,059)      (935)     (8,909)   (2,195)    (20,236)
        (126)     (1,189)       (17)       (160)     (168)     (1,543)
         (52)       (497)       (11)       (107)     (534)     (4,931)
          --          --         --          --        --          --
          (1)         (9)        --          --        --          --
           #           #         --          --        --          --
          --          --         --          --        --          --
        (163)     (1,682)       (16)       (163)     (403)     (4,125)
         (11)       (115)        (1)         (6)       (8)        (80)
         (31)       (316)       (15)       (154)      (57)       (574)
         (24)       (245)        (8)        (82)      (23)       (234)
          (1)        (10)         #           #        (8)        (84)
          --          --         --          --        --          --
         (13)       (135)        --          --        --          --
          (5)        (52)        --          --        --          --
          --          --         --          --        --          --
        (297)     (3,250)       (42)       (470)     (398)     (4,331)
        (128)     (1,389)       (22)       (242)      (80)       (862)
        (107)     (1,164)       (14)       (155)      (94)     (1,024)
         (11)       (112)         #           #       (10)       (113)
          (8)        (84)         #           #        (6)        (64)
          --          --         --          --        --          --
    (614,134)   (614,134)  (579,020)   (579,020)       --          --   194,078    194,078
     (26,636)    (26,636)   (33,615)    (33,615)       --          --     5,247      5,247
     (30,702)    (30,702)  (116,690)   (116,690)       --          --       624        624
     (38,025)    (38,025)   (26,749)    (26,749)       --          --        --         --


                 NET INCREASE (DECREASE) OF SHARES
     ---------------------------------------------------------
            2002               2001*              2001**
     ------------------   ----------------   -----------------
     SHARES     AMOUNT    SHARES   AMOUNT    SHARES    AMOUNT
     -------   --------   ------   -------   ------   --------
       7,908   $ 64,833    2,857   $25,534       --   $     --
       4,381     35,656    1,131    10,273       --         --
       2,120     17,517    2,221    20,187       --         --
        (498)    (4,252)     173     1,636       --         --
       3,149     33,273    7,555    80,413       --         --
       1,056     11,216    2,961    31,530       --         --
       1,180     12,539    4,046    43,111       --         --
      (1,323)   (14,149)   1,001    10,758       --         --
         266      2,504       --        --       --         --
         141      1,330       --        --       --         --
         128      1,200       --        --       --         --
      (3,017)   (28,360)     (35)     (318)  (1,388)   (12,696)
         (84)      (784)      39       360      134      1,213
        (127)    (1,227)     335     3,178      176      1,666
           6         52      117     1,110       83        760
         (27)      (254)      65       613      (11)       (92)
           #          1       --        --       --         --
          21        210       --        --       --         --
          --          4       --        --       --         --
           2         22       --        --       --         --
        (107)    (1,101)      (4)      (49)    (221)    (2,258)
         (10)      (102)      (1)       (3)      (4)       (35)
          (9)       (98)      (6)      (62)      (4)       (41)
         (20)      (205)      (3)      (25)      (7)       (72)
           #         (2)       #         1       (7)       (64)
           #          1       --        --       --         --
         180      1,979       --        --       --         --
          25        270       --        --       --         --
          33        359       --        --       --         --
        (188)    (2,057)     (29)     (328)    (186)    (2,021)
        (110)    (1,183)     (20)     (223)     (38)      (423)
         (44)      (480)       5        55       94      1,033
          11        126        #         4        8         79
          10        111        6        64       15        162
           #          1       --        --       --         --
     191,156    191,156   42,851    42,851       --         --
      (1,249)    (1,249)  34,024    34,024       --         --
      (7,223)    (7,223)  47,031    47,031       --         --
     (32,844)   (32,844)  14,984    14,984       --         --

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

7.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency and passive foreign investment company
     (PFIC) income classifications, and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statement of Changes in Net Assets as from investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the six-months ended April 30, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED    (DISTRIBUTION
                                                                      (DISTRIBUTIONS   IN EXCESS OF)
                                                                      IN EXCESS OF)    NET REALIZED
                                                                      NET INVESTMENT      GAIN ON      PAID-IN
                                                                          INCOME        INVESTMENTS    SURPLUS
                                                                      --------------   -------------   -------
        Global Communications Fund..................................     $      3         $    (3)     $    --
        Global Financial Services Fund..............................            3              (3)          --
        Global Health Fund..........................................           40             (40)          --
        International Small Company Fund............................           (1)              1           --
        SmallCap Growth Fund........................................           --              --           --
        Small Company Fund..........................................            5              (5)          --
        International Capital Appreciation Fund.....................           (2)              2           --
        Capital Appreciation Fund...................................      (16,391)         16,391           --
        International Opportunities Fund............................         (117)            117           --
        Global Leaders Fund.........................................         (279)            279           --
        High Yield Fund.............................................          (23)             23           --
        Bond Income Strategy Fund...................................          (24)             24           --

--------------------------------------------------------------------------------

8.   CAPITAL LOSS CARRYOVER:

     As of October 31, 2001 (tax year-end), the following Funds had capital loss carry forwards for U.S. federal income tax purposes of approximately:

                                                                          YEAR OF
                                                               AMOUNT    EXPIRATION
FUND                                                          --------   ----------
----
Global Communications Fund..................................  $  3,719     2009
Global Financial Services Fund..............................       439     2009
Global Technology Fund......................................    35,442     2009
International Small Company Fund............................        86     2009
SmallCap Growth Fund........................................    74,194     2009
Small Company Fund..........................................   100,604     2009
International Capital Appreciation Fund.....................       708     2009
Capital Appreciation Fund...................................    88,719     2009
Growth Opportunities Fund...................................    90,224     2009
MidCap Fund.................................................    77,711     2009
MidCap Value Fund...........................................       582     2009
Value Opportunities Fund....................................     1,312     2009
International Opportunities Fund............................    29,226     2009
Global Leaders Fund.........................................   141,483     2009
Focus Fund..................................................     1,702     2009
Stock Fund..................................................   128,391     2009
Growth Fund.................................................     9,338     2009
Growth and Income Fund......................................    34,579     2009
Advisers Fund...............................................    66,623     2009
High Yield Fund.............................................     3,428   2007-2009
U.S. Government Securities Fund.............................    66,853     2009
Tax-Free Minnesota Fund.....................................       494     2009

9.   LINE OF CREDIT:

     The Funds participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. Under a separate facility that terminated on March 31, 2002, there was one borrowing. Growth Opportunities Fund utilized the credit facility during the six-month period ended April 30, 2002. Growth Opportunities Fund borrowed $25,000 for a 5 day period at a cost of $8.

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

10. REVERSE STOCK SPLIT FOR CLASS C:

     On February 11, 1999, a reverse stock split was declared for Class C of each of the following Funds, using the following reverse split percentages:

                                                              REVERSE SPLIT
                                                               PERCENTAGES
FUND                                                          -------------
----
Small Company Fund..........................................    80.784331%
Capital Appreciation Fund...................................    50.849102
MidCap Fund.................................................    89.020270
International Opportunities Fund............................    81.545064
Stock Fund..................................................    53.974026
Growth and Income Fund......................................    98.582817
Dividend and Growth Fund....................................    62.727844
Advisers Fund...............................................    64.258312
Bond Income Strategy Fund...................................    93.451824

11. HARTFORD LIFE ACQUISITION:

     On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company. Prior to the acquisition, Fortis Advisers served as investment adviser for the Fortis Funds and Fortis Investors served as the principal underwriter to the funds. Hartford Investment Financial Services Company (HIFSCO), a wholly owned indirect subsidiary of The Hartford, became the investment adviser to the Fortis Funds. Hartford Administrative Services Company, formerly Fortis Advisers, became transfer agent and dividend agent to the Fortis Funds. HIFSCO became the principal underwriter to the Fortis Funds.

     Maryland Redomestication: On November 30, 2001, SmallCap Growth Fund, Growth Opportunities Fund, Value Opportunities Fund, Growth Fund, U.S. Government Securities Fund, Tax-Free Minnesota Fund and Tax-Free National Fund were redomesticated as a series of a New Maryland Corporation, The Hartford Mutual Fund II, Inc., formerly Hartford-Fortis Series Fund, Inc.

12. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD MUTUAL FUNDS II, INC., FORMERLY "HARTFORD-FORTIS SERIES FUND, INC." At a special meeting of shareholders, held on February 11, 2002, shareholders of Fortis Asset Allocation Portfolio, Fortis Global Growth Portfolio, Fortis Growth & Income Fund, Fortis High Yield Portfolio, Fortis International Equity Portfolio and Fortis Money Market Portfolio (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford-Fortis Series Fund, Inc. and The Hartford Mutual Funds, Inc. (the "Plan"). The final voting results were as follows:

                                                          SHARES VOTED   SHARES VOTED    SHARES
                                                              FOR          AGAINST      ABSTAINED
                                                          ------------   ------------   ---------
Asset Allocation Portfolio..............................    7,504,949       267,552       452,600
Global Growth Portfolio.................................    3,079,601       156,847       183,351
Growth & Income Portfolio...............................    1,372,885        23,756       108,125
High Yield Portfolio....................................    9,449,412       292,453       446,038
International Equity Portfolio..........................      799,820        10,387        34,022
Money Market Portfolio..................................   96,419,089     3,642,183     4,385,587

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of The Hartford Mutual Funds, Inc. (the "Hartford Fund") on February 15, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares,

--------------------------------------------------------------------------------

     which were distributed pro rata by each Fortis Fund to the holders of its shares on February 15, 2002, in complete liquidation of the Fortis Fund.

     Effective with the close of business on February 15, 2002, the shareholders approved the following fund mergers:
     Fortis Growth & Income Fund merged into The Hartford Growth and Income Fund Fortis Asset Allocation Portfolio merged into The Hartford Advisers Fund Fortis High Yield Fund merged into The Hartford High Yield Fund
     Fortis Money Fund merged into The Hartford Money Market Fund
     Fortis Global Growth Portfolio merged into The Hartford Global Leaders Fund Fortis International Equity Portfolio merged into The Hartford International Opportunities Fund

     Fortis Class A and Z were merged into Hartford Class A, Fortis Classes B and H were merged into Hartford Class B and Fortis Class C was merged into Hartford Class C.

     The mergers were accomplished by tax free exchanges as detailed below:

GROWTH AND INCOME FUND                                        CLASS A   CLASS B   CLASS C   CLASS Y
----------------------                                        -------   -------   -------   -------
Net assets of Fortis Growth & Income on February 15, 2002...   20,626   12,446     1,856       --
Fortis Growth & Income shares exchanged.....................    1,696    1,043       155       --
Hartford Growth and Income shares issued....................    1,945    1,206       179       --
Net assets of Hartford Growth & Income immediately before
  the merger................................................  267,115   46,629    63,400      528

ADVISERS FUND                                             CLASS A/Z   CLASS B/H   CLASS C   CLASS Y
-------------                                             ---------   ---------   -------   -------
Net assets of Fortis Asset Allocation on February 15,
  2002..................................................    149,372     58,085     10,535       --
Fortis Asset Allocation shares exchanged................     10,445      4,097        747       --
Hartford Advisers shares issued.........................     10,210      4,011        721       --
Net assets of Hartford Advisers immediately before the
  merger................................................  1,193,698    654,672    508,986    1,445

HIGH YIELD FUND                                            CLASS A   CLASS B   CLASS C   CLASS Y
---------------                                            -------   -------   -------   -------
Net assets of Fortis High Yield on February 15, 2002.....   41,430   31,948      2,737       --
Fortis High Yield shares exchanged.......................    8,797    6,779        581       --
Hartford High Yield shares issued........................    5,090    3,935        337       --
Net assets of Hartford High Yield immediately before the
  merger.................................................   56,119   18,466     33,142        1

                                                                      CLASS
MONEY MARKET FUND                                          CLASS A     B/H     CLASS C   CLASS Y
-----------------                                          -------   -------   -------   -------
Net assets of Fortis Money Fund on February 15, 2002.....  194,078    5,247        624       --
Fortis Money Fund shares exchanged.......................  194,078    5,247        624       --
Hartford Money Market shares issued......................  194,078    5,247        624       --
Net assets of Hartford Money Market immediately before
  the merger.............................................   93,806   44,287     50,627      804

GLOBAL LEADERS FUND                                        CLASS A   CLASS B   CLASS C   CLASS Y
-------------------                                        -------   -------   -------   -------
Net assets of Fortis Global Growth Fund on February 15,
  2002...................................................   81,253   26,325      3,427       --
Fortis Global Growth Fund shares exchanged...............    4,773    1,659        215       --
Hartford Global Leaders shares issued....................    6,063    2,012        262       --
Net assets of Hartford Global Leaders immediately before
  the merger.............................................  261,919   65,618    104,332        1

 THE HARTFORD MUTUAL FUNDS, INC.

 APRIL 30, 2002 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

INTERNATIONAL OPPORTUNITIES FUND                           CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------                           -------   -------   -------   -------
Net assets of Fortis International Equity on February 15,
  2002...................................................   12,538    5,906        711       --
Fortis International Equity shares exchanged.............      912      439         53       --
Hartford International Opportunities shares issued.......    1,418      636         77       --
Net assets of Hartford International Opportunities
  immediately before the merger..........................   77,338   18,688     17,707    5,426

     The Fortis Growth & Income Fund, Fortis Asset Allocation Portfolio, Fortis High Yield Fund, Fortis Money Fund, Fortis Global Growth Portfolio and Fortis International Equity Portfolio had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                          UNREALIZED     ACCUMULATED NET
                                                         APPRECIATION    REALIZED GAINS
FUND                                                    (DEPRECIATION)      (LOSSES)       CAPITAL STOCK
----                                                    --------------   ---------------   -------------
Fortis Growth & Income Fund...........................        (670)           (1,119)          36,717
Fortis Asset Allocation Fund..........................      (8,150)           (2,713)         228,855
Fortis High Yield Fund................................     (25,192)          (60,942)         162,249
Fortis Money Fund.....................................          --                --          199,949
Fortis Global Growth Fund.............................       3,855              (616)         107,766
Fortis International Equity Fund......................        (570)           (7,152)          26,877

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $ 4.57       $ (.01)       $(1.05)       $(1.06)      $   --        $   --          $   --
   Class B......................     4.54         (.02)        (1.04)        (1.06)          --            --              --
   Class C......................     4.54         (.02)        (1.04)        (1.06)          --            --              --
   Class Y......................     4.60         (.02)        (1.04)        (1.06)          --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    10.00        (0.02)        (5.41)        (5.43)          --            --              --
   Class B......................    10.00        (0.05)        (5.41)        (5.46)          --            --              --
   Class C......................    10.00        (0.05)        (5.41)        (5.46)          --            --              --
   Class Y......................    10.00           --(g)      (5.40)        (5.40)          --            --              --
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................     9.37          .01           .60           .61           --            --              --
   Class B......................     9.30         (.02)          .59           .57           --            --              --
   Class C......................     9.30         (.02)          .59           .57           --            --              --
   Class Y......................     9.41          .03           .60           .63           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    10.00         0.02         (0.65)        (0.63)          --            --              --
   Class B......................    10.00        (0.03)        (0.67)        (0.70)          --            --              --
   Class C......................    10.00        (0.03)        (0.67)        (0.70)          --            --              --
   Class Y......................    10.00         0.07         (0.66)        (0.59)          --            --              --
THE HARTFORD GLOBAL HEALTH FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................    13.47         (.04)          .48           .44           --          (.28)             --
   Class B......................    13.31         (.09)          .48           .39           --          (.28)             --
   Class C......................    13.32         (.09)          .48           .39           --          (.28)             --
   Class Y......................    13.58         (.01)          .52           .51           --          (.28)             --
   For the Year Ended October
     31, 2001
   Class A......................    13.86        (0.06)         0.23          0.17           --         (0.56)             --
   Class B......................    13.81        (0.12)         0.18          0.06           --         (0.56)             --
   Class C......................    13.81        (0.13)         0.20          0.07           --         (0.56)             --
   Class Y......................    13.89        (0.01)         0.26          0.25           --         (0.56)             --
   From inception May 1, 2000,
     through October 31, 2000
   Class A......................    10.00        (0.01)         3.87          3.86           --            --              --
   Class B......................    10.00        (0.04)         3.85          3.81           --            --              --
   Class C......................    10.00        (0.04)         3.85          3.81           --            --              --
   Class Y......................    10.00         0.01          3.88          3.89           --            --              --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................     4.01         (.03)          .03            --           --            --              --
   Class B......................     3.96         (.05)          .04          (.01)          --            --              --
   Class C......................     3.97         (.05)          .03          (.02)          --            --              --
   Class Y......................     4.04         (.02)          .03           .01           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................     8.72        (0.08)        (4.55)        (4.63)          --         (0.08)             --
   Class B......................     8.68        (0.11)        (4.53)        (4.64)          --         (0.08)             --
   Class C......................     8.68        (0.11)        (4.52)        (4.63)          --         (0.08)             --
   Class Y......................     8.73        (0.04)        (4.57)        (4.61)          --         (0.08)             --
   From inception May 1, 2000,
     through October 31, 2000
   Class A......................    10.00        (0.05)        (1.23)        (1.28)          --            --              --
   Class B......................    10.00        (0.07)        (1.25)        (1.32)          --            --              --
   Class C......................    10.00        (0.06)        (1.26)        (1.32)          --            --              --
   Class Y......................    10.00        (0.02)        (1.25)        (1.27)          --            --              --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       -- RATIOS AND SUPPLEMEMENTAL DATA --
                          ----------------------------------------------------

                                                                  NET ASSETS
                    NET INCREASE      NET ASSET                   AT END OF
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)
    -------------   -------------   -------------   ---------   --------------
       $   --          $(1.06)         $ 3.51        (23.20)%(d)    $  3,651
           --           (1.06)           3.48        (23.35)(d)         817
           --           (1.06)           3.48        (23.35)(d)         856
           --           (1.06)           3.54        (23.04)(d)         354
           --           (5.43)           4.57        (54.30)          4,050
           --           (5.46)           4.54        (54.60)            832
           --           (5.46)           4.54        (54.60)            875
           --           (5.40)           4.60        (54.00)            460
           --             .61            9.98          6.51(d)       11,897
           --             .57            9.87          6.13(d)        3,194
           --             .57            9.87          6.13(d)        3,340
           --             .63           10.04          6.70(d)        1,011
           --           (0.63)           9.37         (6.30)          9,946
           --           (0.70)           9.30         (7.00)          2,052
           --           (0.70)           9.30         (7.00)          2,053
           --           (0.59)           9.41         (5.90)            941
         (.28)            .16           13.63          3.33(d)      136,215
         (.28)            .11           13.42          2.98(d)       56,768
         (.28)            .11           13.43          2.94(d)       57,191
         (.28)            .23           13.81          3.87(d)          900
        (0.56)          (0.39)          13.47          1.18          98,971
        (0.56)          (0.50)          13.31          0.36          42,578
        (0.56)          (0.49)          13.32          0.43          44,306
        (0.56)          (0.31)          13.58          1.78           4,340
           --            3.86           13.86         38.74(d)       44,917
           --            3.81           13.81         38.24(d)       20,574
           --            3.81           13.81         38.24(d)       26,830
           --            3.89           13.89         39.04(d)        2,507
           --              --            4.01            --(d)       26,906
           --            (.01)           3.95         (0.25)(d)      11,612
           --            (.02)           3.95         (0.50)(d)      15,606
           --             .01            4.05          0.25(d)            5
        (0.08)          (4.71)           4.01        (53.56)         24,824
        (0.08)          (4.72)           3.96        (53.93)         10,962
        (0.08)          (4.71)           3.97        (53.81)         15,581
        (0.08)          (4.69)           4.04        (53.27)          4,602
           --           (1.28)           8.72        (14.26)(d)      33,221
           --           (1.32)           8.68        (14.65)(d)      15,676
           --           (1.32)           8.68        (14.65)(d)      21,615
           --           (1.27)           8.73        (14.16)(d)       4,677

                   -- RATIOS AND SUPPLEMEMENTAL DATA --
      ----------------------------------------------------
           RATIO OF            RATIO OF         RATIO OF
           EXPENSES            EXPENSES           NET
          TO AVERAGE          TO AVERAGE       INVESTMENT
          NET ASSETS          NET ASSETS         INCOME     PORTFOLIO
      BEFORE WAIVERS AND   AFTER WAIVERS AND   TO AVERAGE   TURNOVER
        REIMBURSEMENTS      REIMBURSEMENTS     NET ASSETS    RATE(E)
      ------------------   -----------------   ----------   ---------
              1.70%(b)           1.65%(b)         (.38)%(b)      52%
              2.35(b)            2.35(b)         (1.09)(b)       --
              2.35(b)            2.35(b)         (1.10)(b)       --
              1.20(b)            1.20(b)           .07(b)        --
              1.73               1.66            (0.42)          84
              2.46               2.36            (1.12)          --
              2.44               2.36            (1.12)          --
              1.20               1.20             0.03           --
              1.84(b)            1.65(b)           .25(b)        33
              2.53(b)            2.35(b)          (.46)(b)       --
              2.41(b)            2.35(b)          (.47)(b)       --
              1.26(b)            1.20(b)           .70(b)        --
              1.89               1.70             0.25          115
              2.61               2.40            (0.45)          --
              2.60               2.40            (0.45)          --
              1.35               1.24             0.70           --
              1.63(b)            1.58(b)          (.65)(b)       27
              2.30(b)            2.30(b)         (1.38)(b)       --
              2.22(b)            2.22(b)         (1.30)(b)       --
              1.10(b)            1.10(b)          (.16)(b)       --
              1.67               1.62            (0.61)          58
              2.36               2.35            (1.33)          --
              2.33               2.33            (1.31)          --
              1.12               1.12            (0.11)          --
              1.72(b)            1.65(b)         (0.33)(b)       92
              2.43(b)            2.35(b)         (1.03)(b)       --
              2.40(b)            2.35(b)         (1.03)(b)       --
              1.20(b)            1.20(b)          0.12(b)        --
              1.62(b)            1.57(b)         (1.47)(b)       95
              2.33(b)            2.33(b)         (2.18)(b)       --
              2.22(b)            2.22(b)         (2.08)(b)       --
              1.08(b)            1.08(b)          (.93)(b)       --
              1.71               1.66            (1.24)         253
              2.43               2.36            (1.94)          --
              2.37               2.36            (1.94)          --
              1.13               1.13            (0.71)          --
              1.77(b)            1.66(b)         (1.37)(b)      104
              2.46(b)            2.35(b)         (2.07)(b)       --
              2.43(b)            2.35(b)         (2.07)(b)       --
              1.32(b)            1.20(b)         (0.92)(b)       --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL SMALL
 COMPANY FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $ 8.82       $   --        $ 1.07        $ 1.07       $   --        $   --          $   --
   Class B......................     8.81         (.03)         1.07          1.04           --            --              --
   Class C......................     8.78         (.03)         1.07          1.04           --            --              --
   Class Y......................     8.84          .02          1.07          1.09           --            --              --
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00         0.04         (1.22)        (1.18)          --            --              --
   Class B......................    10.00           --(g)      (1.19)        (1.19)          --            --              --
   Class C......................    10.00         0.01         (1.23)        (1.22)          --            --              --
   Class Y......................    10.00         0.06         (1.22)        (1.16)          --            --              --
THE HARTFORD SMALLCAP GROWTH
 FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................    20.21        (0.04)         1.52          1.48           --            --              --
   Class B......................    18.73        (0.07)         1.41          1.34           --            --              --
   Class C......................    18.73        (0.07)         1.41          1.34           --            --              --
   Class Y......................    20.21        (0.03)         1.52          1.49           --            --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class H......................    17.71        (0.15)         2.87          2.72           --         (0.33)             --
   Class L......................    19.04        (0.12)         3.10          2.98           --         (0.33)             --
   Class M......................    17.70        (0.17)         2.87          2.70           --         (0.33)             --
   Class N......................    17.71        (0.16)         2.87          2.71           --         (0.33)             --
   For the Two-Month Period
     Ended October 31, 2001
   Class H......................    19.77        (0.04)        (2.02)        (2.06)          --            --              --
   Class L......................    21.24        (0.03)        (2.17)        (2.20)          --            --              --
   Class M......................    19.76        (0.04)        (2.02)        (2.06)          --            --              --
   Class N......................    19.77        (0.04)        (2.02)        (2.06)          --            --              --
   For the Year Ended August 31,
     2001
   Class H......................    57.72        (0.72)       (24.24)       (24.96)          --        (12.99)             --
   Class L......................    60.44        (0.17)       (26.04)       (26.21)          --        (12.99)             --
   Class M......................    57.66        (0.68)       (24.23)       (24.91)          --        (12.99)             --
   Class N......................    57.71        (0.71)       (24.24)       (24.95)          --        (12.99)             --
   For the Year Ended August 31,
     2000
   Class H......................    34.94        (0.47)        33.83         33.36           --        (10.58)             --
   Class L......................    36.04        (0.44)        35.42         34.98           --        (10.58)             --
   Class M......................    34.91        (0.47)        33.80         33.33           --        (10.58)             --
   Class N......................    34.94        (0.47)        33.82         33.35           --        (10.58)             --
   For the Year Ended August 31,
     1999
   Class H......................    25.92        (0.90)        18.42         17.52           --         (8.50)             --
   Class L......................    26.42        (0.30)        18.42         18.12           --         (8.50)             --
   Class M......................    25.90        (0.91)        18.42         17.51           --         (8.50)             --
   Class N......................    25.92        (0.90)        18.42         17.52           --         (8.50)             --
   For the Year Ended August 31,
     1998
   Class H......................    30.18        (0.43)        (3.83)        (4.26)          --            --              --
   Class L......................    30.60        (0.35)        (3.83)        (4.18)          --            --              --
   Class M......................    30.16        (0.43)        (3.83)        (4.26)          --            --              --
   Class N......................    30.18        (0.43)        (3.83)        (4.26)          --            --              --
   For the Year Ended August 31,
     1997
   Class H......................    34.48        (0.40)        (2.45)        (2.85)          --         (1.18)          (0.27)
   Class L......................    34.76        (0.26)        (2.45)        (2.71)          --         (1.18)          (0.27)
   Class M......................    34.46        (0.40)        (2.45)        (2.85)          --         (1.18)          (0.27)
   Class N......................    34.48        (0.40)        (2.45)        (2.85)          --         (1.18)          (0.27)

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                        -- RATIOS AND SUPPLEMENTAL DATA --
                          ----------------------------------------------------

                                                                  NET ASSETS
                    NET INCREASE      NET ASSET                   AT END OF
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)
    -------------   -------------   -------------   ---------   --------------
       $   --          $ 1.07          $ 9.89         12.13%(d)    $  3,241
           --            1.04            9.85         11.80(d)          437
           --            1.04            9.82         11.84(d)          618
           --            1.09            9.93         12.33(d)          773
           --           (1.18)           8.82       (11.80)(d)        2,156
           --           (1.19)           8.81       (11.90)(d)          275
           --           (1.22)           8.78       (12.20)(d)          425
           --           (1.16)           8.84       (11.60)(d)          265
           --            1.48           21.69          4.73(d)        1,715
           --            1.34           20.07          4.58(d)          487
           --            1.34           20.07          4.58(d)          532
           --            1.49           21.70          4.78(d)            1
        (0.33)           2.39           20.10         15.52(d)       25,565
        (0.33)           2.65           21.69         15.81(d)      131,304
        (0.33)           2.37           20.07         15.42(d)       20,518
        (0.33)           2.38           20.09         15.46(d)        7,085
           --           (2.06)          17.71       (10.42)(d)       23,059
           --           (2.20)          19.04       (10.36)(d)      121,440
           --           (2.06)          17.70       (10.43)(d)       18,115
           --           (2.06)          17.71       (10.42)(d)        6,495
       (12.99)         (37.95)          19.77       (50.88)          26,051
       (12.99)         (39.20)          21.24       (50.60)         138,175
       (12.99)         (37.90)          19.76       (50.84)          20,522
       (12.99)         (37.94)          19.77       (50.87)           7,278
       (10.58)          22.78           57.72        114.64          50,558
       (10.58)          24.40           60.44        115.84         314,326
       (10.58)          22.75           57.66        114.66          38,246
       (10.58)          22.77           57.71        114.60          14,300
        (8.50)           9.02           34.94         79.33          20,755
        (8.50)           9.62           36.04         80.27         147,346
        (8.50)           9.01           34.91         79.35          11,426
        (8.50)           9.02           34.94         79.33           3,612
           --           (4.26)          25.92       (14.12)          11,933
           --           (4.18)          26.42       (13.66)          79,813
           --           (4.26)          25.90       (14.12)           5,849
           --           (4.26)          25.92       (14.12)           1,794
        (1.45)          (4.30)          30.18        (8.38)          13,379
        (1.45)          (4.16)          30.60        (7.89)         105,422
        (1.45)          (4.30)          30.16        (8.38)           6,561
        (1.45)          (4.30)          30.18        (8.38)           1,875

                    -- RATIOS AND SUPPLEMENTAL DATA --
      ----------------------------------------------------
           RATIO OF            RATIO OF         RATIO OF
           EXPENSES            EXPENSES           NET
          TO AVERAGE          TO AVERAGE       INVESTMENT
          NET ASSETS          NET ASSETS         INCOME     PORTFOLIO
      BEFORE WAIVERS AND   AFTER WAIVERS AND   TO AVERAGE   TURNOVER
        REIMBURSEMENTS      REIMBURSEMENTS     NET ASSETS    RATE(E)
      ------------------   -----------------   ----------   ---------
            $ 1.64(b)            1.59%(b)         (.02)%(b)     100%
              2.35(b)            2.35(b)          (.72)(b)       --
              2.35(b)            2.35(b)          (.72)(b)       --
              1.20(b)            1.20(b)           .43(b)        --
              3.46(b)            1.65(b)          0.86(b)       128
              4.12(b)            2.35(b)          0.16(b)        --
              4.12(b)            2.35(b)          0.16(b)        --
              2.92(b)            1.20(b)          1.31(b)        --
              1.50(b)            1.45(b)         (1.14)(b)       51
              2.15(b)            2.15(b)         (1.87)(b)       --
              2.15(b)            2.15(b)         (1.80)(b)       --
              1.00(b)            1.00(b)         (0.77)(b)       --
              2.02(b)            2.02(b)         (1.71)(b)       --
              1.45(b)            1.45(b)         (1.16)(b)       --
              2.02(b)            2.02(b)         (1.71)(b)       --
              2.02(b)            2.02(b)         (1.71)(b)       --
              2.05(b)            2.05(b)          1.57(b)        17
              1.50(b)            1.50(b)         (1.02)(b)       --
              2.05(b)            2.05(b)         (1.57)(b)       --
              2.05(b)            2.05(b)         (1.57)(b)       --
              1.94               1.94            (1.12)         151
              1.39               1.39            (0.57)          --
              1.94               1.94            (1.12)          --
              1.94               1.94            (1.12)          --
              1.90               1.90            (1.49)         212
              1.35               1.35            (0.94)          --
              1.90               1.90            (1.49)          --
              1.90               1.90            (1.49)          --
              2.05               2.05            (1.63)         271
              1.50               1.50            (1.08)          --
              2.05               2.05            (1.63)          --
              2.05               2.05            (1.63)          --
              2.07               2.07            (1.52)          47
              1.52               1.52            (0.97)          --
              2.07               2.07            (1.52)          --
              2.07               2.07            (1.52)          --
              2.10               2.10            (1.39)          25
              1.55               1.55            (0.84)          --
              2.10               2.10            (1.39)          --
              2.10               2.10            (1.39)          --

 THE HARTFORD MUTUAL FUNDS, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD SMALL COMPANY FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $12.00       $(0.06)       $ 1.65        $ 1.59       $   --        $   --          $   --
   Class B......................    11.52        (0.10)         1.58          1.48           --            --              --
   Class C......................    11.53        (0.10)         1.58          1.48           --            --              --
   Class Y......................    12.35        (0.03)         1.70          1.67           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    18.08        (0.08)        (5.41)        (5.49)          --         (0.59)             --
   Class B......................    17.49        (0.16)        (5.22)        (5.38)          --         (0.59)             --
   Class C......................    17.51        (0.19)        (5.20)        (5.39)          --         (0.59)             --
   Class Y......................    18.50        (0.02)        (5.54)        (5.56)          --         (0.59)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    20.48        (0.04)        (1.47)        (1.51)          --         (0.89)             --
   Class B......................    19.96        (0.11)        (1.47)        (1.58)          --         (0.89)             --
   Class C......................    19.97        (0.12)        (1.45)        (1.57)          --         (0.89)             --
   Class Y......................    20.84        (0.02)        (1.43)        (1.45)          --         (0.89)             --
   For the Year Ended December
     31, 1999
   Class A......................    13.31        (0.05)         8.52          8.47           --         (1.30)             --
   Class B......................    13.09        (0.09)         8.26          8.17           --         (1.30)             --
   Class C......................    13.09(f)     (0.08)(f)      8.26(f)       8.18(f)        --(f)      (1.30)(f)          --(f)
   Class Y......................    13.47        (0.03)         8.70          8.67           --         (1.30)             --
   For the Year Ended December
     31, 1998
   Class A......................    12.16        (0.06)         1.33          1.27           --         (0.12)             --
   Class B......................    12.04        (0.12)         1.29          1.17           --         (0.12)             --
   Class Y......................    12.24        (0.03)         1.38          1.35           --         (0.12)             --
   From inception July 31, 1998,
     through December 31, 1998
   Class C......................    12.49(f)     (0.02)(f)      0.62(f)       0.60(f)        --(f)         --(f)           --(f)
   For the Year Ended December
     31, 1997
   Class A......................    10.68        (0.02)         2.05          2.03           --         (0.55)             --
   Class B......................    10.65        (0.03)         1.97          1.94           --         (0.55)             --
   Class Y......................    10.71        (0.01)         2.09          2.08           --         (0.55)             --
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................     7.62           --           .93           .93           --            --              --
   Class B......................     7.59         (.03)          .93           .90           --            --              --
   Class C......................     7.59         (.02)          .93           .91           --            --              --
   Class Y......................     7.63          .03           .93           .96           --            --              --
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00           --(g)      (2.38)        (2.38)          --            --              --
   Class B......................    10.00        (0.03)        (2.38)        (2.41)          --            --              --
   Class C......................    10.00        (0.02)        (2.39)        (2.41)          --            --              --
   Class Y......................    10.00         0.02         (2.39)        (2.37)          --            --              --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $   --          $ 1.59          $13.59         13.25%(d)    $139,329              1.49%(b)
           --            1.48           13.00         12.85(d)       60,048              2.14(b)
           --            1.48           13.01         12.84(d)       59,604              2.09(b)
           --            1.67           14.02         13.52(d)       14,515              0.94(b)
        (0.59)          (6.08)          12.00        (31.36)        116,398              1.51
        (0.59)          (5.97)          11.52        (31.80)         49,738              2.19
        (0.59)          (5.98)          11.53        (31.82)         51,234              2.17
        (0.59)          (6.15)          12.35        (31.02)         33,473              0.95
        (0.89)          (2.40)          18.08         (7.70)(d)     164,280              1.50(b)
        (0.89)          (2.47)          17.49         (8.26)(d)      71,323              2.16(b)
        (0.89)          (2.46)          17.51         (8.21)(d)      77,337              2.16(b)
        (0.89)          (2.34)          18.50         (7.27)(d)      46,205              0.96(b)
        (1.30)           7.17           20.48         65.66         109,559              1.51
        (1.30)           6.87           19.96         64.46          53,358              2.15
        (1.30)(f)        6.88(f)        19.97(f)      64.58          37,672              2.20
        (1.30)           7.37           20.84         66.37          39,536              0.99
        (0.12)           1.15           13.31         10.46          37,623              1.57
        (0.12)           1.05           13.09          9.73          18,345              2.22
        (0.12)           1.23           13.47         11.05          13,004              1.02
           --(f)         0.60(f)        13.09(f)       4.80(d)        2,765              2.46(b)
        (0.55)           1.48           12.16         19.28          19,391              1.82
        (0.55)           1.39           12.04         18.49           9,694              2.53
        (0.55)           1.53           12.24         19.69           9,062              1.30
           --             .93            8.55         12.20(d)        4,363              1.69(b)
           --             .90            8.49         11.86(d)          690              2.35(b)
           --             .91            8.50         11.99(d)          681              2.35(b)
           --             .96            8.59         12.58(d)          258              1.15(b)
           --           (2.38)           7.62        (23.80)(d)       2,579              2.64(b)
           --           (2.41)           7.59        (24.10)(d)         327              3.35(b)
           --           (2.41)           7.59        (24.10)(d)         316              3.32(b)
           --           (2.37)           7.63        (23.70)(d)         229              2.10(b)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.44%(b)        (0.95)%(b)     121%
           2.14(b)         (1.65)(b)       --
           2.09(b)         (1.60)(b)       --
           0.94(b)         (0.48)(b)       --
           1.45            (0.64)         224
           2.15            (1.34)          --
           2.15            (1.34)          --
           0.95            (0.14)          --
           1.45(b)         (0.72)(b)      158
           2.15(b)         (1.42)(b)       --
           2.15(b)         (1.42)(b)       --
           0.96(b)         (0.23)(b)       --
           1.45            (0.92)         177
           2.15            (1.62)          --
           2.15            (1.61)          --
           0.99            (0.46)          --
           1.45            (0.79)         267
           2.15            (1.49)          --
           1.00            (0.33)          --
           2.15(b)         (1.49)(b)       --
           1.45            (0.61)         255
           2.15            (1.30)          --
           1.00            (0.14)          --
           1.64(b)          (.10)(b)      153
           2.35(b)          (.83)(b)       --
           2.35(b)          (.83)(b)       --
           1.15(b)           .39(b)        --
           1.65(b)         (0.09)(b)      135
           2.35(b)         (0.79)(b)       --
           2.35(b)         (0.79)(b)       --
           1.20(b)          0.36(b)        --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD CAPITAL
 APPRECIATION FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $24.12       $(0.03)       $ 0.38        $ 0.35       $   --        $   --          $   --
   Class B......................    23.06        (0.11)         0.36          0.25           --            --              --
   Class C......................    23.04        (0.10)         0.36          0.26           --            --              --
   Class Y......................    24.85         0.08          0.36          0.44           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    33.20         0.05         (5.12)        (5.07)          --         (4.01)             --
   Class B......................    32.14        (0.02)        (5.05)        (5.07)          --         (4.01)             --
   Class C......................    32.10        (0.06)        (4.99)        (5.05)          --         (4.01)             --
   Class Y......................    33.94         0.08         (5.16)        (5.08)          --         (4.01)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    31.72        (0.01)         3.15          3.14           --         (1.66)             --
   Class B......................    30.92        (0.12)         3.00          2.88           --         (1.66)             --
   Class C......................    30.89        (0.15)         3.02          2.87           --         (1.66)             --
   Class Y......................    32.27         0.03          3.30          3.33           --         (1.66)             --
   For the Year Ended December
     31, 1999
   Class A......................    20.42        (0.07)        13.28         13.21           --         (1.91)             --
   Class B......................    20.08        (0.19)        12.94         12.75           --         (1.91)             --
   Class C......................    20.08(f)     (0.12)(f)     12.84(f)      12.72(f)        --(f)      (1.91)(f)          --(f)
   Class Y......................    20.66           --(g)      13.52         13.52           --         (1.91)             --
   For the Year Ended December
     31, 1998
   Class A......................    19.90        (0.10)         0.75          0.65           --         (0.13)             --
   Class B......................    19.71        (0.21)         0.71          0.50           --         (0.13)             --
   Class Y......................    20.05        (0.06)         0.80          0.74           --         (0.13)             --
   From inception August 1,1998,
     through December 31, 1998
   Class C......................    19.67(f)     (0.06)(f)   0.47(f)          0.41(f)        --(f)         --(f)           --(f)
   For the Year Ended December
     31, 1997
   Class A......................    13.36        (0.03)         7.34          7.31           --         (0.77)             --
   Class B......................    13.32        (0.06)         7.22          7.16           --         (0.77)             --
   Class Y......................    13.38        (0.03)         7.47          7.44           --         (0.77)             --
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................    19.80        (0.04)         0.39          0.35           --            --              --
   Class B......................    17.80        (0.05)         0.35          0.30           --            --              --
   Class C......................    17.80        (0.05)         0.35          0.30           --            --              --
   Class Y......................    19.80        (0.02)         0.39          0.37           --            --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class H......................    17.36        (0.14)         1.11          0.97           --         (0.21)             --
   Class L......................    19.21        (0.07)         1.23          1.16           --         (0.21)             --
   Class M......................    17.33        (0.13)         1.11          0.98           --         (0.21)             --
   Class N......................    17.34        (0.14)         1.11          0.97           --         (0.21)             --
   Class Z......................    19.77        (0.04)         1.26          1.22           --         (0.21)             --
   For the Two-Month Period
     Ended October 31, 2001
   Class H......................    19.55        (0.11)        (2.08)        (2.19)          --            --              --
   Class L......................    21.62        (0.11)        (2.30)        (2.41)          --            --              --
   Class M......................    19.53        (0.12)        (2.08)        (2.20)          --            --              --
   Class N......................    19.53        (0.11)        (2.08)        (2.19)          --            --              --
   Class Z......................    22.24        (0.10)        (2.37)        (2.47)          --            --              --
   For the Year Ended August 31,
     2001
   Class H......................    42.35        (0.70)       (13.55)       (14.25)          --         (8.55)             --
   Class L......................    45.45        (0.30)       (14.98)       (15.28)          --         (8.55)             --
   Class M......................    42.31        (0.70)       (13.53)       (14.23)          --         (8.55)             --
   Class N......................    42.32        (0.71)       (13.53)       (14.24)          --         (8.55)             --
   Class Z......................    46.35        (0.15)       (15.41)       (15.56)          --         (8.55)             --
   For the Year Ended August 31,
     2000
   Class H......................    29.28        (0.30)        20.22         19.92           --         (6.85)             --
   Class L......................    30.80        (0.20)        21.70         21.50           --         (6.85)             --
   Class M......................    29.26        (0.30)        20.20         19.90           --         (6.85)             --
   Class N......................    29.26        (0.30)        20.21         19.91           --         (6.85)             --
   Class Z......................    31.23        (0.16)        22.13         21.97           --         (6.85)             --
   For the Year Ended August 31,
     1999
   Class H......................    28.86        (0.73)        10.72          9.99           --         (9.57)             --
   Class L......................    29.78        (0.13)        10.72         10.59           --         (9.57)             --
   Class M......................    28.85        (0.74)        10.72          9.98           --         (9.57)             --
   Class N......................    28.85        (0.74)        10.72          9.98           --         (9.57)             --
   Class Z......................    30.00        (0.06)        10.86         10.80           --         (9.57)             --
   For the Year Ended August 31,
     1998
   Class H......................    36.54        (0.25)        (3.59)        (3.84)          --         (3.84)             --
   Class L......................    37.32        (0.11)        (3.59)        (3.70)          --         (3.84)             --
   Class M......................    36.53        (0.25)        (3.59)        (3.84)          --         (3.84)             --
   Class N......................    36.52        (0.24)        (3.59)        (3.83)          --         (3.84)             --
   Class Z......................    37.47        (0.04)        (3.59)        (3.63)          --         (3.84)             --
   For the Year Ended August 31,
     1997
   Class H......................    31.75        (0.55)         8.41          7.86           --         (3.07)             --
   Class L......................    32.14        (0.16)         8.41          8.25           --         (3.07)             --
   Class M......................    31.75        (0.56)         8.41          7.85           --         (3.07)             --
   Class N......................    31.75        (0.57)         8.41          7.84           --         (3.07)             --
   Class Z......................    32.18        (0.05)         8.41          8.36           --         (3.07)             --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                      NET ASSET                   NET ASSETS         TO AVERAGE
                    NET INCREASE      VALUE AT                    AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN        END          TOTAL       PERIOD (IN     BEFORE WAIVERS AND
    DISTRIBUTION     NET ASSETS       OF PERIOD     RETURN(C)     THOUSANDS)       REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $   --          $ 0.35          $24.47          1.45%(d)   $2,067,480             1.29%(b)
           --            0.25           23.31          1.08(d)     1,091,235             2.01(b)
           --            0.26           23.30          1.13(d)       917,202             1.78(b)
           --            0.44           25.29          1.77(d)        18,714             0.75(b)
        (4.01)          (9.08)          24.12        (17.24)       1,585,508             1.33
        (4.01)          (9.08)          23.06        (17.88)         876,826             1.99
        (4.01)          (9.06)          23.04        (17.84)         666,372             1.99
        (4.01)          (9.09)          24.85        (16.85)          76,592             0.78
        (1.66)           1.48           33.20         10.18(d)     1,309,836             1.32(b)
        (1.66)           1.22           32.14          9.59(d)       826,495             1.97(b)
        (1.66)           1.21           32.10          9.56(d)       494,391             1.99(b)
        (1.66)           1.67           33.94         10.60(d)        89,477             0.80(b)
        (1.91)          11.30           31.72         66.76          797,656             1.38
        (1.91)          10.84           30.92         65.58          569,201             2.02
        (1.91)(f)       10.81(f)        30.89(f)      65.44          191,466             2.09
        (1.91)          11.61           32.27         67.49           64,688             0.87
        (0.13)           0.52           20.42          3.26          364,951             1.49
        (0.13)           0.37           20.08          2.52          290,756             2.15
        (0.13)           0.61           20.66          3.68           27,700             0.96
           --(f)         0.41(f)        20.08(f)       2.10(d)        15,231             2.29(b)
        (0.77)           6.54           19.90         55.11          233,601             1.69
        (0.77)           6.39           19.71         54.15          174,392             2.38
        (0.77)           6.67           20.05         56.00           26,693             1.13
           --            0.35           20.15         (0.79)(d)        1,551             1.37(b)
           --            0.30           18.10         (0.93)(d)          490             1.99(b)
           --            0.30           18.10         (0.93)(d)          317             2.02(b)
           --            0.37           20.17         (0.69)(d)            1             0.76(b)
        (0.21)           0.76           18.12          5.59(d)        55,995             1.83(b)
        (0.21)           0.95           20.16          6.05(d)       593,941             1.08(b)
        (0.21)           0.77           18.10          5.66(d)        28,558             1.83(b)
        (0.21)           0.76           18.10          5.60(d)         6,084             1.83(b)
        (0.21)           1.01           20.78          6.17(d)        41,206             0.82(b)
           --           (2.19)          17.36        (11.20)(d)       54,539             1.83(b)
           --           (2.41)          19.21        (11.15)(d)      593,267             1.08(b)
           --           (2.20)          17.33        (11.26)(d)       27,013             1.83(b)
           --           (2.19)          17.34        (11.21)(d)        6,131             1.83(b)
           --           (2.47)          19.77        (11.11)(d)       94,961             0.83(b)
        (8.55)         (22.80)          19.55        (38.91)          61,764             1.79
        (8.55)         (23.83)          21.62        (38.44)         681,941             1.04
        (8.55)         (22.78)          19.53        (38.90)          30,268             1.79
        (8.55)         (22.79)          19.53        (38.92)           6,866             1.79
        (8.55)         (24.11)          22.24        (38.26)         110,221             0.79
        (6.85)          13.07           42.35         80.72           97,410             1.79
        (6.85)          14.65           45.45         82.06        1,203,376             1.04
        (6.85)          13.05           42.31         80.70           43,250             1.79
        (6.85)          13.06           42.32         80.74           10,352             1.79
        (6.85)          15.12           46.35         82.51          231,410             0.79
        (9.57)           0.42           29.28         39.00           50,547             1.81
        (9.57)           1.02           30.80         40.00          734,282             1.06
        (9.57)           0.41           29.26         38.98           20,236             1.81
        (9.57)           0.41           29.26         38.98            4,629             1.81
        (9.57)           1.23           31.23         40.49          119,548             0.81
        (3.84)          (7.68)          28.86        (11.25)          34,453             1.80
        (3.84)          (7.54)          29.78        (10.59)         581,819             1.05
        (3.84)          (7.68)          28.85        (11.25)          12,417             1.80
        (3.84)          (7.67)          28.85        (11.22)           2,738             1.80
        (3.84)          (7.47)          30.00        (10.34)          95,370             0.80
        (3.07)           4.79           36.54         26.05           34,941             1.82
        (3.07)           5.18           37.32         27.01          734,654             1.07
        (3.07)           4.78           36.53         26.02           12,149             1.82
        (3.07)           4.77           36.52         25.98            2,367             1.82
        (3.07)           5.29           37.47         27.34          112,356             0.82

          -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------
         RATIO OF          RATIO OF
         EXPENSES             NET
        TO AVERAGE        INVESTMENT
        NET ASSETS          INCOME       PORTFOLIO
     AFTER WAIVERS AND    TO AVERAGE     TURNOVER
      REIMBURSEMENTS      NET ASSETS      RATE(E)
     -----------------   -------------   ---------
           1.24%(b)          (0.21)%(b)       60%
           2.01(b)           (0.98)(b)        --
           1.78(b)           (0.76)(b)        --
           0.75(b)            0.26(b)         --
           1.28              (0.22)          132
           1.99              (0.93)           --
           1.99              (0.93)           --
           0.78               0.28            --
           1.27(b)           (0.42)(b)       130
           1.97(b)           (1.12)(b)        --
           1.99(b)           (1.14)(b)        --
           0.80(b)            0.05(b)         --
           1.33              (0.61)          169
           2.02              (1.31)           --
           2.09              (1.37)           --
           0.87              (0.16)           --
           1.44              (0.70)          123
           2.15              (1.39)           --
           0.96              (0.27)           --
           2.15(b)           (1.34)(b)        --
           1.45              (0.80)          120
           2.15              (1.46)           --
           1.00              (0.35)           --
           1.32(b)           (0.99)(b)        82
           1.99(b)           (1.59)(b)        --
           2.02(b)           (1.69)(b)        --
           0.76(b)           (0.33)(b)        --
           1.83(b)           (1.45)(b)        82
           1.08(b)           (0.70)(b)        --
           1.83(b)           (1.45)(b)        --
           1.83(b)           (1.45)(b)        --
           0.82(b)           (0.46)(b)        --
           1.83(b)           (1.27)(b)        28
           1.08(b)           (0.52)(b)        --
           1.83(b)           (1.27)(b)        --
           1.83(b)           (1.27)(b)        --
           0.83(b)           (0.27)(b)        --
           1.79              (1.15)          198
           1.04              (0.40)           --
           1.79              (1.15)           --
           1.79              (1.15)           --
           0.79              (0.15)           --
           1.79              (1.29)          140
           1.04              (0.54)           --
           1.79              (1.29)           --
           1.79              (1.29)           --
           0.79              (0.29)           --
           1.81              (1.19)          166
           1.06              (0.44)           --
           1.81              (1.19)           --
           1.81              (1.19)           --
           0.81              (0.19)           --
           1.80              (1.04)           61
           1.05              (0.29)           --
           1.80              (1.04)           --
           1.80              (1.04)           --
           0.80              (0.04)           --
           1.82              (1.19)           28
           1.07              (0.45)           --
           1.82              (1.19)           --
           1.82              (1.19)           --
           0.82              (0.20)           --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                                 -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD MIDCAP FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $16.57       $(0.05)       $ 2.67        $ 2.62       $   --        $   --          $   --
   Class B......................    16.07        (0.12)         2.60          2.48           --            --              --
   Class C......................    16.08        (0.11)         2.59          2.48           --            --              --
   Class Y......................    16.89           --(g)       2.72          2.72           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    22.42        (0.03)        (3.89)        (3.92)          --         (1.93)             --
   Class B......................    21.96        (0.09)        (3.87)        (3.96)          --         (1.93)             --
   Class C......................    21.96        (0.12)        (3.83)        (3.95)          --         (1.93)             --
   Class Y......................    22.72           --(g)      (3.90)        (3.90)          --         (1.93)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    17.78        (0.03)         5.37          5.34           --         (0.70)             --
   Class B......................    17.54        (0.07)         5.19          5.12           --         (0.70)             --
   Class C......................    17.53        (0.10)         5.23          5.13           --         (0.70)             --
   Class Y......................    17.94        (0.01)         5.49          5.48           --         (0.70)             --
   For the Year Ended December
     31, 1999
   Class A......................    12.30        (0.03)         6.08          6.05           --         (0.57)             --
   Class B......................    12.22        (0.03)         5.92          5.89           --         (0.57)             --
   Class C......................    12.21(f)     (0.04)(f)      5.93(f)       5.89(f)        --(f)      (0.57)(f)          --(f)
   Class Y......................    12.35        (0.02)         6.18          6.16           --         (0.57)             --
   For the Year Ended December
     31, 1998
   Class A......................    10.00        (0.05)         2.35          2.30           --            --              --
   Class B......................    10.00        (0.10)         2.32          2.22           --            --              --
   Class Y......................    10.00        (0.02)         2.37          2.35           --            --              --
   From inception July 31,1998,
     through December 31, 1998
   Class C......................    11.23(f)     (0.03)(f)      1.01(f)       0.98(f)        --(f)         --(f)           --(f)
THE HARTFORD MIDCAP VALUE FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................     8.48        (0.01)         2.24          2.23           --            --              --
   Class B......................     8.46        (0.05)         2.23          2.18           --            --              --
   Class C......................     8.46        (0.05)         2.23          2.18           --            --              --
   Class Y......................     8.50         0.01          2.25          2.26           --            --              --
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00        (0.01)        (1.51)        (1.52)          --            --              --
   Class B......................    10.00        (0.02)        (1.52)        (1.54)          --            --              --
   Class C......................    10.00        (0.02)        (1.52)        (1.54)          --            --              --
   Class Y......................    10.00        (0.01)        (1.49)        (1.50)          --            --              --
THE HARTFORD VALUE OPPORTUNITIES
 FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................    11.73           --          0.02          0.02           --            --              --
   Class B......................    11.26        (0.01)         0.02          0.01           --            --              --
   Class C......................    11.26        (0.02)         0.02            --           --            --              --
   Class Y......................    11.73         0.01          0.02          0.03           --            --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class H......................    11.58        (0.06)         0.57          0.51           --         (0.81)             --
   Class L......................    11.99        (0.01)         0.59          0.58           --         (0.81)             --
   Class M......................    11.57        (0.06)         0.57          0.51           --         (0.81)             --
   Class N......................    11.57        (0.05)         0.57          0.52           --         (0.81)             --
   For the Two-Month Period
     Ended October 31, 2001
   Class H......................    12.86        (0.02)        (1.26)        (1.28)          --            --              --
   Class L......................    13.30           --         (1.31)        (1.31)          --            --              --
   Class M......................    12.85        (0.02)        (1.26)        (1.28)          --            --              --
   Class N......................    12.86        (0.03)        (1.26)        (1.29)          --            --              --
   For the Year Ended August 31,
     2001
   Class H......................    13.95        (0.07)         0.30          0.23           --         (1.32)             --
   Class L......................    14.30         0.03          0.31          0.34        (0.02)        (1.32)             --
   Class M......................    13.94        (0.07)         0.30          0.23           --         (1.32)             --
   Class N......................    13.95        (0.07)         0.30          0.23           --         (1.32)             --
   For the Year Ended August 31,
     2000
   Class H......................    13.07        (0.08)         1.89          1.81           --         (0.93)             --
   Class L......................    13.28         0.01          1.94          1.95           --         (0.93)             --
   Class M......................    13.06        (0.08)         1.89          1.81           --         (0.93)             --
   Class N......................    13.07        (0.08)         1.89          1.81           --         (0.93)             --
   For the Year Ended August 31,
     1999
   Class H......................    11.72        (0.08)         2.73          2.65           --         (1.30)             --
   Class L......................    11.85         0.05          2.73          2.78        (0.05)        (1.30)             --
   Class M......................    11.71        (0.08)         2.73          2.65           --         (1.30)             --
   Class N......................    11.72        (0.08)         2.73          2.65           --         (1.30)             --
   For the Year Ended August 31,
     1998
   Class H......................    13.39        (0.01)        (0.30)        (0.31)          --         (1.36)             --
   Class L......................    13.51         0.09         (0.30)        (0.21)       (0.09)        (1.36)             --
   Class M......................    13.39        (0.02)        (0.30)        (0.32)          --         (1.36)             --
   Class N......................    13.39        (0.01)        (0.31)        (0.31)          --         (1.36)             --
   For the Year Ended August 31,
     1997
   Class H......................    10.70        (0.01)         2.94          2.93        (0.03)        (0.21)             --
   Class L......................    10.75         0.09          2.94          3.03        (0.06)        (0.21)             --
   Class M......................    10.70        (0.01)         2.94          2.93        (0.03)        (0.21)             --
   Class N......................    10.70        (0.01)         2.94          2.93        (0.03)        (0.21)             --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                      NET ASSET                   NET ASSETS         TO AVERAGE
                    NET INCREASE      VALUE AT                    AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN        END          TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS       OF PERIOD     RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $   --          $ 2.62          $19.19         15.81%(d)   $  704,356               1.38%(b)
           --            2.48           18.55         15.43(d)       302,484               2.11(b)
           --            2.48           18.56         15.42(d)       316,302               2.01(b)
           --            2.72           19.61         16.01(d)        22,860               0.85(b)
        (1.93)          (5.85)          16.57        (18.94)         612,750               1.43
        (1.93)          (5.89)          16.07        (19.58)         265,683               2.11
        (1.93)          (5.88)          16.08        (19.53)         285,908               2.09
        (1.93)          (5.83)          16.89        (18.58)          52,576               0.88
        (0.70)           4.64           22.42         30.50(d)       425,686               1.48(b)
        (0.70)           4.42           21.96         29.72(d)       185,830               2.15(b)
        (0.70)           4.43           21.96         29.72(d)       217,965               2.14(b)
        (0.70)           4.78           22.72         31.01(d)        62,343               0.96(b)
        (0.57)           5.48           17.78         50.17          118,194               1.51
        (0.57)           5.32           17.54         49.10           50,301               2.17
        (0.57)(f)        5.32(f)        17.53(f)      49.22           48,310               2.22
        (0.57)           5.59           17.94         50.87           17,997               0.97
           --            2.30           12.30         23.12           24,294               1.62
           --            2.22           12.22         22.32            8,403               2.31
           --            2.35           12.35         23.62            3,750               1.12
           --(f)         0.98(f)        12.21(f)       8.70(d)         1,077               2.57(b)
           --            2.23           10.71         26.30(d)        94,372               1.52(b)
           --            2.18           10.64         25.77(d)        25,008               2.16(b)
           --            2.18           10.64         25.77(d)        30,908               2.14(b)
           --            2.26           10.76         26.59(d)           323               0.97(b)
           --           (1.52)           8.48        (15.20)(d)       26,812               1.69(b)
           --           (1.54)           8.46        (15.40)(d)        7,158               2.38(b)
           --           (1.54)           8.46        (15.40)(d)        8,975               2.37(b)
           --           (1.50)           8.50        (15.00)(d)          255               1.11(b)
           --            0.02           11.75         (1.59)(d)        1,284               1.50(b)
           --            0.01           11.27         (1.66)(d)          199               2.15(b)
           --              --           11.26         (1.74)(d)          117               2.15(b)
           --            0.03           11.76         (1.51)(d)            2               1.00(b)
        (0.81)          (0.30)          11.28          4.52(d)         7,913               2.15(b)
        (0.81)          (0.23)          11.76          4.98(d)        29,134               1.41(b)
        (0.81)          (0.30)          11.27          4.53(d)         9,498               2.15(b)
        (0.81)          (0.29)          11.28          4.61(d)         2,503               2.15(b)
           --           (1.28)          11.58         (9.95)(d)        7,914               2.18(b)
           --           (1.31)          11.99         (9.85)(d)       27,982               1.43(b)
           --           (1.28)          11.57         (9.96)(d)        8,700               2.18(b)
           --           (1.29)          11.57        (10.03)(d)        2,636               2.18(b)
        (1.32)          (1.09)          12.86          1.53            8,967               2.16
        (1.34)          (1.00)          13.30          2.29           30,480               1.41
        (1.32)          (1.09)          12.85          1.53            9,668               2.16
        (1.32)          (1.09)          12.86          1.53            2,935               2.16
        (0.93)           0.88           13.95         14.90            8,796               2.17
        (0.93)           1.02           14.30         15.76           39,975               1.42
        (0.93)           0.88           13.94         14.90            7,633               2.17
        (0.93)           0.88           13.95         14.90            2,662               2.17
        (1.30)           1.35           13.07         23.18            8,045               2.23
        (1.35)           1.43           13.28         24.10           34,302               1.48
        (1.30)           1.35           13.06         23.20            6,662               2.23
        (1.30)           1.35           13.07         23.18            2,486               2.23
        (1.36)          (1.67)          11.72         (3.24)           7,016               2.27
        (1.45)          (1.66)          11.85         (2.52)          22,449               1.52
        (1.36)          (1.68)          11.71         (3.33)           4,794               2.27
        (1.36)          (1.67)          11.72         (3.24)           1,991               2.27
        (0.24)           2.69           13.39         27.75            4,896               2.34
        (0.27)           2.76           13.51         28.66           21,855               1.59
        (0.24)           2.69           13.39         27.75            2,480               2.34
        (0.24)           2.69           13.39         27.75            1,002               2.34

          -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------
         RATIO OF          RATIO OF
         EXPENSES             NET
        TO AVERAGE        INVESTMENT
        NET ASSETS          INCOME       PORTFOLIO
     AFTER WAIVERS AND    TO AVERAGE     TURNOVER
      REIMBURSEMENTS      NET ASSETS      RATE(E)
     -----------------   -------------   ---------
           1.33%(b)          (0.59)%(b)       52%
           2.11(b)           (1.31)(b)        --
           2.01(b)           (1.21)(b)        --
           0.85(b)              --(b)         --
           1.38              (0.53)          115
           2.11              (1.28)           --
           2.09              (1.24)           --
           0.88              (0.03)           --
           1.43(b)           (0.80)(b)       110
           2.15(b)           (1.52)(b)        --
           2.14(b)           (1.51)(b)        --
           0.96(b)           (0.33)(b)        --
           1.45              (0.79)          123
           2.15              (1.48)           --
           2.15              (1.48)           --
           0.97              (0.31)           --
           1.45              (0.78)          139
           2.15              (1.48)           --
           1.00              (0.33)           --
           2.15(b)           (1.45)(b)        --
           1.45(b)           (0.37)(b)        25
           2.15(b)           (1.07)(b)        --
           2.14(b)           (1.06)(b)        --
           0.97(b)            0.20(b)         --
           1.40(b)           (0.20)(b)        28
           2.10(b)           (0.90)(b)        --
           2.10(b)           (0.90)(b)        --
           0.95(b)            0.25(b)         --
           1.45(b)            0.02(b)         33
           2.15(b)           (0.59)(b)        --
           2.15(b)           (0.84)(b)        --
           1.00(b)            0.50(b)         --
           2.15(b)           (0.90)(b)        --
           1.41(b)           (0.16)(b)        --
           2.15(b)           (0.90)(b)        --
           2.15(b)           (0.91)(b)        --
           2.18(b)           (0.89)(b)        12
           1.43(b)           (0.14)(b)        --
           2.18(b)           (0.89)(b)        --
           2.18(b)           (0.89)(b)        --
           2.16              (0.70)          177
           1.41               0.05            --
           2.16              (0.70)           --
           2.16              (0.70)           --
           2.17              (0.61)          228
           1.42               0.14            --
           2.17              (0.61)           --
           2.17              (0.61)           --
           2.23              (0.43)          266
           1.48               0.32            --
           2.23              (0.43)           --
           2.23              (0.43)           --
           2.27              (0.20)          260
           1.52               0.55            --
           2.27              (0.20)           --
           2.27              (0.20)           --
           2.34              (0.04)           93
           1.59               0.72            --
           2.34              (0.04)           --
           2.34              (0.04)           --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $ 9.33       $   --        $ 0.67        $ 0.67       $   --        $   --          $   --
   Class B......................     9.04        (0.04)         0.65          0.61           --            --              --
   Class C......................     8.99        (0.04)         0.65          0.61           --            --              --
   Class Y......................     9.49         0.06          0.65          0.71           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    13.03         0.05         (3.14)        (3.09)          --         (0.61)             --
   Class B......................    12.74        (0.04)        (3.05)        (3.09)          --         (0.61)             --
   Class C......................    12.68        (0.03)        (3.05)        (3.08)          --         (0.61)             --
   Class Y......................    13.19         0.09         (3.18)        (3.09)          --         (0.61)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    15.43         0.08         (2.42)        (2.34)       (0.01)        (0.05)             --
   Class B......................    15.17         0.01         (2.39)        (2.38)       (0.00)        (0.05)             --
   Class C......................    15.10         0.07         (2.44)        (2.37)       (0.00)        (0.05)             --
   Class Y......................    15.56         0.12         (2.43)        (2.31)       (0.01)        (0.05)             --
   For the Year Ended December
     31, 1999
   Class A......................    11.89         0.06          4.46          4.52        (0.15)        (0.83)             --
   Class B......................    11.73         0.01          4.32          4.33        (0.06)        (0.83)             --
   Class C......................    11.74(f)     (0.02)(f)      4.33(f)       4.31(f)     (0.12)(f)     (0.83)(f)          --(f)
   Class Y......................    11.97         0.09          4.51          4.60        (0.18)        (0.83)             --
   For the Year Ended December
     31, 1998
   Class A......................    10.58         0.07          1.26          1.33        (0.02)           --              --
   Class B......................    10.49         0.01          1.23          1.24           --            --              --
   Class Y......................    10.62         0.12          1.27          1.39        (0.04)           --              --
   From inception July 31, 1998,
     through December 31, 1998
   Class C......................    12.26(f)     (0.01)(f)     (0.49)(f)     (0.50)(f)    (0.03)(f)        --(f)           --(f)
   For the Year Ended December
     31, 1997
   Class A......................    10.72         0.09         (0.01)         0.08        (0.05)        (0.17)             --
   Class B......................    10.69         0.07         (0.06)         0.01        (0.04)        (0.17)             --
   Class Y......................    10.73         0.15         (0.02)         0.13        (0.07)        (0.17)             --
THE HARTFORD GLOBAL LEADERS FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................    12.83           --          0.57          0.57           --            --              --
   Class B......................    12.54        (0.05)         0.57          0.52           --            --              --
   Class C......................    12.55        (0.05)         0.56          0.51           --            --              --
   Class Y......................    13.03           --          0.60          0.60           --            --              --
   For the Year Ended October
     31, 2001
   Class A......................    17.55         0.01         (4.54)        (4.53)                     (0.18)          (0.01)
   Class B......................    17.29        (0.08)        (4.48)        (4.56)          --         (0.18)          (0.01)
   Class C......................    17.30        (0.10)        (4.46)        (4.56)          --         (0.18)          (0.01)
   Class Y......................    17.73         0.08         (4.59)        (4.51)          --         (0.18)          (0.01)
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    18.56           --(g)      (0.92)        (0.92)          --         (0.09)             --
   Class B......................    18.40        (0.06)        (0.96)        (1.02)          --         (0.09)             --
   Class C......................    18.40        (0.06)        (0.95)        (1.01)          --         (0.09)             --
   Class Y......................    18.68         0.03         (0.89)        (0.86)          --         (0.09)             --
   For the Year Ended December
     31, 1999
   Class A......................    12.67           --(g)       6.01          6.01           --         (0.12)             --
   Class B......................    12.65        (0.02)         5.89          5.87           --         (0.12)             --
   Class C......................    12.65        (0.02)         5.89          5.87           --         (0.12)             --
   Class Y......................    12.69         0.03          6.08          6.11           --         (0.12)             --
   From inception September 30,
     1998, through December 31,
     1998
   Class A......................    10.00        (0.01)         3.03          3.02           --         (0.35)             --
   Class B......................    10.00        (0.02)         3.02          3.00           --         (0.35)             --
   Class C......................    10.00        (0.02)         3.02          3.00           --         (0.35)             --
   Class Y......................    10.00         0.01          3.03          3.04           --         (0.35)             --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $   --          $ 0.67          $10.00          7.18%(d)   $   82,983             1.63%(b)
           --            0.61            9.65          6.75(d)        25,194             2.31(b)
           --            0.61            9.60          6.79(d)        18,908             2.26(b)
           --            0.71           10.20          7.48(d)         5,622             1.08(b)
        (0.61)          (3.70)           9.33        (24.87)          72,326             1.61
        (0.61)          (3.70)           9.04        (25.46)          18,798             2.30
        (0.61)          (3.69)           8.99        (25.51)          18,523             2.28
        (0.61)          (3.70)           9.49        (24.56)          17,092             1.06
        (0.06)          (2.40)          13.03        (15.18)(d)       89,309             1.60(b)
        (0.05)          (2.43)          12.74        (15.70)(d)       25,872             2.29(b)
        (0.05)          (2.42)          12.68        (15.70)(d)       26,912             2.27(b)
        (0.06)          (2.37)          13.19        (14.91)(d)       22,454             1.06(b)
        (0.98)           3.54           15.43         39.13           63,281             1.61
        (0.89)           3.44           15.17         38.11           22,835             2.26
        (0.95)(f)        3.36(f)        15.10(f)      37.98           13,514             2.31
        (1.01)           3.59           15.56         39.63           25,403             1.11
        (0.02)           1.31           11.89         12.53           32,014             1.89
           --            1.24           11.73         11.82           11,767             2.56
        (0.04)           1.35           11.97         13.11           10,860             1.36
        (0.03)(f)       (0.53)(f)       11.74(f)      (4.05)(d)        1,379             2.83(b)
        (0.22)          (0.14)          10.58          0.84           15,701             2.30
        (0.21)          (0.20)          10.49          0.12            7,188             3.03
        (0.24)          (0.11)          10.62          1.31            6,422             1.76
           --            0.57           13.40          4.44(d)       344,680             1.52(b)
           --            0.52           13.06          4.15(d)        91,493             2.27(b)
           --            0.51           13.06          4.06(d)       105,297             2.17(b)
           --            0.60           13.63          4.60(d)         1,481             0.93(b)
        (0.19)          (4.72)          12.83        (26.07)         247,094             1.53
        (0.19)          (4.75)          12.54        (26.64)          62,973             2.23
        (0.19)          (4.75)          12.55        (26.62)         103,574             2.19
        (0.19)          (4.70)          13.03        (25.68)           7,908             0.98
        (0.09)          (1.01)          17.55         (4.98)(d)      255,959             1.53(b)
        (0.09)          (1.11)          17.29         (5.56)(d)       75,702             2.22(b)
        (0.09)          (1.10)          17.30         (5.51)(d)      142,549             2.19(b)
        (0.09)          (0.95)          17.73         (4.62)(d)       10,001             1.01(b)
        (0.12)           5.89           18.56         47.68           84,632             1.62
        (0.12)           5.75           18.40         46.64           24,588             2.29
        (0.12)           5.75           18.40         46.64           43,012             2.33
        (0.12)           5.99           18.68         48.39            4,423             1.10
        (0.35)           2.67           12.67         30.36(d)         3,771             2.71(b)
        (0.35)           2.65           12.65         30.16(d)           486             3.55(b)
        (0.35)           2.65           12.65         30.16(d)           517             3.57(b)
        (0.35)           2.69           12.69         30.57(d)           392             2.46(b)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.58%(b)           --%(b)       85%
           2.31(b)         (0.75)(b)       --
           2.26(b)         (0.81)(b)       --
           1.08(b)          0.04(b)        --
           1.56             0.47          158
           2.30            (0.28)          --
           2.28            (0.25)          --
           1.06             0.97           --
           1.55(b)          0.64(b)       121
           2.29(b)         (0.09)(b)       --
           2.27(b)         (0.07)(b)       --
           1.06(b)          1.13(b)        --
           1.56             0.61          128
           2.26            (0.09)          --
           2.31            (0.13)          --
           1.11             1.07           --
           1.65             0.69          149
           2.35             0.01           --
           1.20             1.17           --
           2.35(b)         (0.71)(b)       --
           1.65             0.88           59
           2.35            (0.05)          --
           1.20             1.33           --
           1.47(b)         (0.06)(b)      153
           2.27(b)         (0.79)(b)       --
           2.17(b)         (0.78)(b)       --
           0.93(b)          0.07(b)        --
           1.48             0.08          382
           2.23            (0.66)          --
           2.19            (0.63)          --
           0.98             0.58           --
           1.48(b)         (0.06)(b)      290
           2.22(b)         (0.80)(b)       --
           2.19(b)         (0.77)(b)       --
           1.01(b)          0.41(b)        --
           1.57            (0.15)         204
           2.29            (0.86)          --
           2.33            (0.89)          --
           1.10             0.32           --
           1.65(b)         (0.19)(b)       49
           2.35(b)         (0.92)(b)       --
           2.35(b)         (0.90)(b)       --
           1.20(b)          0.31(b)        --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD FOCUS FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................     8.82        (0.04)         0.15          0.11           --            --              --
   Class B......................     8.79        (0.07)         0.15          0.08           --            --              --
   Class C......................     8.79        (0.07)         0.15          0.08           --            --              --
   Class Y......................     8.83        (0.01)         0.15          0.14           --            --              --
   From inception May 24, 2001,
     through October 31, 2001
   Class A......................    10.00        (0.01)        (1.17)        (1.18)          --            --              --
   Class B......................    10.00        (0.03)        (1.18)        (1.21)          --            --              --
   Class C......................    10.00        (0.04)        (1.17)        (1.21)          --            --              --
   Class Y......................    10.00         0.01         (1.18)        (1.17)          --            --              --
THE HARTFORD GROWTH FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................    14.57        (0.02)        (0.52)        (0.54)          --            --              --
   Class B......................    13.28        (0.03)        (0.47)        (0.50)          --            --              --
   Class C......................    13.28        (0.04)        (0.47)        (0.51)          --            --              --
   Class Y......................    14.57           --(g)      (0.53)        (0.53)          --            --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class H......................    13.02        (0.08)        (0.15)        (0.23)          --            --              --
   Class L......................    14.23        (0.03)        (0.17)        (0.20)          --            --              --
   Class M......................    13.00        (0.08)        (0.15)        (0.23)          --            --              --
   Class N......................    13.00        (0.08)        (0.15)        (0.23)          --            --              --
   For the Two-Month Period
     Ended October 31, 2001
   Class H......................    13.83        (0.03)        (0.78)        (0.81)          --            --              --
   Class L......................    15.09        (0.01)        (0.85)        (0.86)          --            --              --
   Class M......................    13.81        (0.03)        (0.78)        (0.81)          --            --              --
   Class N......................    13.81        (0.03)        (0.78)        (0.81)          --            --              --
   For the Year Ended August 31,
     2001
   Class H......................    22.30        (0.21)        (4.94)        (5.15)          --         (3.32)             --
   Class L......................    23.85        (0.05)        (5.39)        (5.44)          --         (3.32)             --
   Class M......................    22.27        (0.21)        (4.93)        (5.14)          --         (3.32)             --
   Class N......................    22.27        (0.21)        (4.93)        (5.14)          --         (3.32)             --
   For the Year Ended August 31,
     2000
   Class H......................    21.78        (0.62)         6.49          5.87           --         (5.35)             --
   Class L......................    22.81        (0.08)         6.47          6.39           --         (5.35)             --
   Class M......................    21.77        (0.62)         6.47          5.85           --         (5.35)             --
   Class N......................    21.76        (0.62)         6.48          5.86           --         (5.35)             --
   For the Year Ended August 31,
     1999
   Class H......................    21.74        (0.43)         6.73          6.30           --         (6.26)             --
   Class L......................    22.37        (0.03)         6.73          6.70           --         (6.26)             --
   Class M......................    21.73        (0.43)         6.73          6.30           --         (6.26)             --
   Class N......................    21.73        (0.44)         6.73          6.29           --         (6.26)             --
   For the Year Ended August 31,
     1998
   Class H......................    25.68        (0.26)         0.38          0.12           --         (4.06)             --
   Class L......................    26.13        (0.08)         0.38          0.30           --         (4.06)             --
   Class M......................    25.67        (0.26)         0.38          0.12           --         (4.06)             --
   Class N......................    25.68        (0.27)         0.38          0.11           --         (4.06)             --
   For the Year Ended August 31,
     1997
   Class H......................    21.69        (0.34)         7.06          6.72           --         (2.73)             --
   Class L......................    21.89        (0.08)         7.06          6.98        (0.01)        (2.73)             --
   Class M......................    21.69        (0.35)         7.06          6.71           --         (2.73)             --
   Class N......................    21.68        (0.33)         7.06          6.73           --         (2.73)             --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $   --          $ 0.11          $ 8.93           1.25%(d)    $ 88,800              1.70%(b)
           --            0.08            8.87           0.91(d)      24,748               2.35(b)
           --            0.08            8.87           0.91(d)      34,449               2.35(b)
           --            0.14            8.97           1.58(d)         464               1.18(b)
           --           (1.18)           8.82         (11.80)(d)      66,970              1.68(b)
           --           (1.21)           8.79         (12.10)(d)      18,524              2.35(b)
           --           (1.21)           8.79         (12.10)(d)      24,142              2.35(b)
           --           (1.17)           8.83         (11.70)(d)           9              1.20(b)
           --           (0.54)          14.03          (5.90)(d)       2,306              1.42(b)
           --           (0.50)          12.78          (5.96)(d)         456              2.04(b)
           --           (0.51)          12.77          (6.03)(d)         492              2.11(b)
           --           (0.53)          14.04          (5.84)(d)           1              0.77(b)
           --           (0.23)          12.79          (1.73)(d)      35,578              1.86(b)
           --           (0.20)          14.03          (1.38)(d)     359,224              1.11(b)
           --           (0.23)          12.77          (1.74)(d)      27,489              1.86(b)
           --           (0.23)          12.77          (1.74)(d)       6,442              1.86(b)
           --              --           13.02          (5.86)(d)      37,750              1.86(b)
           --              --           14.23          (5.70)(d)     385,620              1.11(b)
           --              --           13.00          (5.87)(d)      28,112              1.86(b)
           --              --           13.00          (5.87)(d)       5,911              1.86(b)
        (3.32)             --           13.83         (25.59)        40,645               1.83
        (3.32)             --           15.09         (25.08)       416,544               1.08
        (3.32)             --           13.81         (25.58)        29,777               1.83
        (3.32)             --           13.81         (25.58)         7,557               1.83
        (5.35)             --           22.30          31.68         56,771               1.82
        (5.35)             --           23.85          32.70        615,473               1.07
        (5.35)             --           22.27          31.59         38,264               1.82
        (5.35)             --           22.27          31.66         10,932               1.82
        (6.26)             --           21.78          36.91         40,760               1.85
        (6.26)             --           22.81          37.88        551,551               1.10
        (6.26)             --           21.77          36.94         24,847               1.85
        (6.26)             --           21.76          36.87          5,715               1.85
        (4.06)             --           21.74           0.80         16,987               1.88
        (4.06)             --           22.37           1.56        312,582               1.13
        (4.06)             --           21.73           0.80          9,339               1.88
        (4.06)             --           21.73           0.76          2,453               1.88
        (2.73)             --           25.68          33.61         14,468               1.93
        (2.74)             --           26.13          34.57        340,949               1.18
        (2.73)             --           25.67          33.55          7,284               1.93
        (2.73)             --           25.68          33.68          1,432               1.93

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.65%(b)        (0.83)%(b)     116%
           2.35(b)       (1.55)(b)         --
           2.35(b)       (1.53)(b)         --
           1.18(b)       (0.52)(b)         --
           1.63(b)       (0.18)(b)        109
           2.35(b)       (0.89)(b)         --
           2.35(b)       (0.89)(b)         --
           1.20(b)          0.25(b)        --
           1.37(b)       (0.86)(b)         48
           2.04(b)       (1.58)(b)         --
           2.11(b)       (1.65)(b)         --
           0.77(b)       0.01(b)           --
           1.86(b)       (1.09)(b)         48
           1.11(b)       (0.34)(b)         --
           1.86(b)       (1.09)(b)         --
           1.86(b)       (1.09)(b)         --
           1.86(b)       (1.09)(b)         13
           1.11(b)       (0.34)(b)         --
           1.86(b)       (1.09)(b)         --
           1.86(b)       (1.09)(b)         --
           1.83           (0.91)          161
           1.08           (0.16)           --
           1.83           (0.91)           --
           1.83           (0.91)           --
           1.82           (1.04)          165
           1.07           (0.29)           --
           1.82           (1.04)           --
           1.82           (1.04)           --
           1.85           (0.83)          177
           1.10           (0.08)           --
           1.85           (0.83)           --
           1.85           (0.83)           --
           1.88           (1.03)           71
           1.13           (0.28)           --
           1.88           (1.03)           --
           1.88           (1.03)           --
           1.93           (1.06)           43
           1.18           (0.33)           --
           1.93           (1.08)           --
           1.93           (1.08)           --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD STOCK FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $16.89       $(0.01)       $(0.23)       $(0.24)      $  --         $   --          $   --
   Class B......................    16.24        (0.07)        (0.23)        (0.30)         --             --              --
   Class C......................    16.23        (0.06)        (0.20)        (0.26)         --             --              --
   Class Y......................    17.31         0.04         (0.23)        (0.19)         --             --              --
   For the Year Ended October
     31, 2001
   Class A......................    23.40         0.02         (5.45)        (5.43)         --          (1.08)             --
   Class B......................    22.69        (0.09)        (5.28)        (5.37)         --          (1.08)             --
   Class C......................    22.68        (0.08)        (5.29)        (5.37)         --          (1.08)             --
   Class Y......................    23.85         0.09         (5.55)        (5.46)         --          (1.08)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    23.64        (0.03)        (0.00)        (0.03)         --          (0.21)             --
   Class B......................    23.06        (0.12)        (0.04)        (0.16)         --          (0.21)             --
   Class C......................    23.05        (0.11)        (0.05)        (0.16)         --          (0.21)             --
   Class Y......................    23.99         0.05          0.02          0.07          --          (0.21)             --
   For the Year Ended December
     31, 1999
   Class A......................    19.70           --(g)       4.36          4.36          --          (0.42)             --
   Class B......................    19.36        (0.07)         4.19          4.12          --          (0.42)             --
   Class C......................    19.36(f)     (0.08)(f)      4.19(f)       4.11(f)       --(f)       (0.42)(f)          --(f)
   Class Y......................    19.89        (0.01)         4.53          4.52          --          (0.42)             --
   For the Year Ended December
     31, 1998
   Class A......................    15.16        (0.01)         4.75          4.74          --          (0.19)          (0.01)
   Class B......................    15.01        (0.05)         4.60          4.55          --          (0.19)          (0.01)
   Class Y......................    15.25         0.06          4.78          4.84          --          (0.19)          (0.01)
   From inception July 31, 1998,
     through December 31, 1998
   Class C......................    18.53(f)     (0.02)(f)      1.22(f)       1.20(f)       --(f)       (0.35)(f)       (0.02)(f)
   For the Year Ended December
     31, 1997
   Class A......................    11.53           --(g)       3.66          3.66          --          (0.03)             --
   Class B......................    11.50        (0.02)         3.56          3.54          --          (0.03)             --
   Class Y......................    11.55         0.03          3.70          3.73          --          (0.03)             --
THE HARTFORD VALUE FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................     9.02         0.02          0.37          0.39          --          (0.05)             --
   Class B......................     8.99        (0.02)         0.36          0.34          --          (0.05)             --
   Class C......................     8.99        (0.01)         0.36          0.35          --          (0.05)             --
   Class Y......................     9.04         0.05          0.36          0.41          --          (0.05)             --
   From inception April 30,
     2001, through October 31,
     2001
   Class A......................    10.00         0.01         (0.99)        (0.98)         --             --              --
   Class B......................    10.00           --(g)      (1.01)        (1.01)         --             --              --
   Class C......................    10.00           --(g)      (1.01)        (1.01)         --             --              --
   Class Y......................    10.00         0.05         (1.01)        (0.96)         --             --              --
THE HARTFORD GROWTH AND INCOME
 FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................    10.36        (0.01)        (0.12)        (0.13)         --             --              --
   Class B......................    10.10        (0.03)        (0.12)        (0.15)         --             --              --
   Class C......................    10.11        (0.03)        (0.12)        (0.15)         --             --              --
   Class Y......................    10.52         0.04         (0.12)        (0.08)         --             --              --
   For the Year Ended October
     31, 2001
   Class A......................    13.63           --(g)      (2.75)        (2.75)         --          (0.52)             --
   Class B......................    13.40        (0.05)        (2.73)        (2.78)         --          (0.52)             --
   Class C......................    13.41        (0.06)        (2.72)        (2.78)         --          (0.52)             --
   Class Y......................    13.78         0.03         (2.77)        (2.74)         --          (0.52)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    13.72        (0.02)         0.04          0.02          --          (0.11)             --
   Class B......................    13.58        (0.06)        (0.01)        (0.07)         --          (0.11)             --
   Class C......................    13.58        (0.06)         0.00         (0.06)         --          (0.11)             --
   Class Y......................    13.83         0.02          0.04          0.06          --          (0.11)             --
   For the Year Ended December
     31, 1999
   Class A......................    11.45         0.01          2.36          2.37          --          (0.10)             --
   Class B......................    11.41        (0.02)         2.29          2.27          --          (0.10)             --
   Class C......................    11.41(f)     (0.03)(f)      2.30(f)       2.27(f)       --(f)       (0.10)(f)          --(f)
   Class Y......................    11.48         0.06          2.39          2.45          --          (0.10)             --
   From inception April 30,
     1998, through December 31,
     1998
   Class A......................    10.00         0.02          1.45          1.47          --             --           (0.02)
   Class B......................    10.00        (0.01)         1.43          1.42          --             --           (0.01)
   Class Y......................    10.00         0.05          1.46          1.51          --             --           (0.03)
   From inception July 31, 1998,
     through December 31, 1998
   Class C......................    10.14(f)      0.01(f)       1.29(f)       1.30(f)       --(f)          --(f)        (0.03)(f)

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------
                                                                                  RATIO OF
                                       NET                                        EXPENSES
                                      ASSET                   NET ASSETS         TO AVERAGE
                    NET INCREASE    VALUE AT                  AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN      END        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   ---------   ---------   --------------   ------------------
       $   --          $(0.24)       $16.65       (1.42)%(d)   $1,129,014            1.36%(b)
           --           (0.30)        15.94       (1.85)(d)      476,484             2.03(b)
           --           (0.26)        15.97       (1.60)(d)      434,227             1.94(b)
           --           (0.19)        17.12       (1.10)(d)       30,010             0.78(b)
        (1.08)          (6.51)        16.89      (24.28)       1,031,549             1.33
        (1.08)          (6.45)        16.24      (24.80)         470,035             2.00
        (1.08)          (6.45)        16.23      (24.81)         430,238             1.99
        (1.08)          (6.54)        17.31      (23.93)          27,004             0.79
        (0.21)          (0.24)        23.40       (0.14)(d)    1,067,970             1.32(b)
        (0.21)          (0.37)        22.69       (0.71)(d)      578,402             1.99(b)
        (0.21)          (0.37)        22.68       (0.71)(d)      492,996             1.98(b)
        (0.21)          (0.14)        23.85        0.28(d)        32,123             0.80(b)
        (0.42)           3.94         23.64       22.31          752,763             1.38
        (0.42)           3.70         23.06       21.46          462,318             2.03
        (0.42)(f)        3.69(f)      23.05(f)    21.40          305,566             2.07
        (0.42)           4.10         23.99       22.91           31,129             0.91
        (0.20)           4.54         19.70       31.33          268,226             1.49
        (0.20)           4.35         19.36       30.38          185,205             2.16
        (0.20)           4.64         19.89       31.80            7,919             0.96
        (0.37)(f)        0.83(f)      19.36(f)     6.60(d)        36,039             2.24(b)
        (0.03)           3.63         15.16       31.78           65,763             1.69
        (0.03)           3.51         15.01       30.82           35,294             2.38
        (0.03)           3.70         15.25       32.33            5,510             1.11
        (0.05)           0.34          9.36        4.31(d)        33,322             1.45(b)
        (0.05)           0.29          9.28        3.77(d)         5,588             2.15(b)
        (0.05)           0.30          9.29        3.88(d)         9,763             2.14(b)
        (0.05)           0.36          9.40        4.52(d)           283             0.94(b)
           --           (0.98)         9.02       (9.80)(d)       13,728             1.66(b)
           --           (1.01)         8.99      (10.10)(d)        2,029             2.36(b)
           --           (1.01)         8.99      (10.10)(d)        4,769             2.34(b)
           --           (0.96)         9.04       (9.60)(d)          271             1.09(b)
           --           (0.13)        10.23       (1.26)(d)      288,201             1.46(b)
           --           (0.15)         9.95       (1.48)(d)       57,463             2.15(b)
           --           (0.15)         9.96       (1.48)(d)       62,692             2.02(b)
           --           (0.08)        10.44       (0.76)(d)          519             0.92(b)
        (0.52)          (3.27)        10.36      (20.90)         239,698             1.43
        (0.52)          (3.30)        10.10      (21.51)          43,210             2.11
        (0.52)          (3.30)        10.11      (21.50)          60,409             2.09
        (0.52)          (3.26)        10.52      (20.60)             440             0.96
        (0.11)          (0.09)        13.63        0.15(d)       197,176             1.43(b)
        (0.11)          (0.18)        13.40       (0.51)(d)       41,126             2.11(b)
        (0.11)          (0.17)        13.41       (0.44)(d)       63,650             2.09(b)
        (0.11)          (0.05)        13.78        0.44(d)           490             0.95(b)
        (0.10)           2.27         13.72       20.80           74,764             1.49
        (0.10)           2.17         13.58       20.00           20,375             2.13
        (0.10)(f)        2.17(f)      13.58(f)    19.98           29,265             2.16
        (0.10)           2.35         13.83       21.45              480             0.93
        (0.02)           1.45         11.45       14.78(d)        11,120             1.63(b)
        (0.01)           1.41         11.41       14.21(d)         3,538             2.32(b)
        (0.03)           1.48         11.48       15.18(d)           386             1.20(b)
        (0.03)(f)        1.27(f)      11.41(f)    12.80(d)         3,726             2.38(b)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.31%(b)        (0.07)%(b)    23%
           2.03(b)         (0.79)(b)     --
           1.94(b)         (0.70)(b)     --
           0.78(b)          0.45(b)      --
           1.28             0.05         38
           2.00            (0.67)        --
           1.99            (0.66)        --
           0.79             0.54         --
           1.27(b)         (0.19)(b)     38
           1.99(b)         (0.90)(b)     --
           1.98(b)         (0.90)(b)     --
           0.80(b)          0.28(b)      --
           1.33            (0.06)        34
           2.03            (0.75)        --
           2.07            (0.78)        --
           0.91             0.36         --
           1.44            (0.07)        37
           2.15            (0.77)        --
           0.96             0.36         --
           2.15(b)         (0.76)(b)     --
           1.45             0.06         43
           2.15            (0.66)        --
           1.00             0.53         --
           1.40(b)          0.46(b)      17
           2.15(b)         (0.29)(b)     --
           2.14(b)         (0.30)(b)     --
           0.94(b)          0.92(b)      --
           1.45(b)          0.53(b)      12
           2.15(b)         (0.17)(b)     --
           2.15(b)         (0.17)(b)     --
           1.00(b)          0.98(b)      --
           1.41(b)         (0.22)(b)     43
           2.15(b)         (0.95)(b)     --
           2.02(b)         (0.82)(b)     --
           0.92(b)          0.35(b)      --
           1.38            (0.07)        80
           2.11            (0.80)        --
           2.09            (0.78)        --
           0.96             0.34         --
           1.38(b)         (0.17)(b)     63
           2.11(b)         (0.90)(b)     --
           2.09(b)         (0.88)(b)     --
           0.95(b)          0.26(b)      --
           1.44             0.01         53
           2.13            (0.68)        --
           2.15            (0.69)        --
           0.93             0.51         --
           1.45(b)          0.23(b)      35
           2.15(b)         (0.47)(b)     --
           1.00(b)          0.76(b)      --
           2.15(b)         (0.53)(b)     --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD DIVIDEND AND GROWTH
 FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $15.53       $ 0.05        $ 0.98        $ 1.03       $(0.07)       $(0.24)         $   --
   Class B......................    15.37        (0.01)         0.97          0.96        (0.02)        (0.24)             --
   Class C......................    15.33           --(g)       0.97          0.97        (0.03)        (0.24)             --
   Class Y......................    15.71         0.08          0.99          1.07        (0.10)        (0.24)             --
   For the Year Ended October
     31, 2001
   Class A......................    17.78         0.18         (1.49)        (1.31)       (0.17)        (0.77)             --
   Class B......................    17.60         0.07         (1.48)        (1.41)       (0.05)        (0.77)             --
   Class C......................    17.57         0.08         (1.48)        (1.40)       (0.07)        (0.77)             --
   Class Y......................    17.96         0.24         (1.48)        (1.24)       (0.25)        (0.77)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    16.85         0.15          0.98          1.13        (0.12)        (0.08)             --
   Class B......................    16.69         0.04          0.98          1.02        (0.04)        (0.08)             --
   Class C......................    16.67         0.07          0.95          1.02        (0.04)        (0.08)             --
   Class Y......................    16.96         0.22          1.01          1.23        (0.16)        (0.08)             --
   For the Year Ended December
     31, 1999
   Class A......................    16.62         0.15          0.60          0.75        (0.17)        (0.35)             --
   Class B......................    16.47         0.04          0.58          0.62        (0.05)        (0.35)             --
   Class C......................    16.48(f)      0.04(f)       0.58(f)       0.62(f)     (0.08)(f)     (0.35)(f)          --(f)
   Class Y......................    16.69         0.21          0.63          0.84        (0.22)        (0.35)             --
   For the Year Ended December
     31, 1998
   Class A......................    14.72         0.15          1.97          2.12        (0.15)        (0.07)             --
   Class B......................    14.61         0.06          1.92          1.98        (0.05)        (0.07)             --
   Class Y......................    14.77         0.24          1.94          2.18        (0.19)        (0.07)             --
   From inception July 31, 1998,
     through December 31, 1998
   Class C......................    15.94(f)      0.05(f)       0.70(f)       0.75(f)     (0.10)(f)     (0.11)(f)          --(f)
   For the Year Ended December
     31, 1997
   Class A......................    11.45         0.13          3.40          3.53        (0.12)        (0.14)             --
   Class B......................    11.40         0.13          3.30          3.43        (0.08)        (0.14)             --
   Class Y......................    11.46         0.21          3.39          3.60        (0.15)        (0.14)             --
THE HARTFORD ADVISERS FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................    14.38         0.11         (0.29)        (0.18)       (0.11)           --              --
   Class B......................    14.24         0.05         (0.28)        (0.23)       (0.06)           --              --
   Class C......................    14.37         0.05         (0.28)        (0.23)       (0.06)           --              --
   Class Y......................    14.54         0.14         (0.29)        (0.15)       (0.15)           --              --
   For the Year Ended October
     31, 2001
   Class A......................    17.07         0.30         (2.05)        (1.75)       (0.31)        (0.64)             --
   Class B......................    16.90         0.20         (2.03)        (1.83)       (0.19)        (0.64)             --
   Class C......................    17.05         0.20         (2.04)        (1.84)       (0.20)        (0.64)             --
   Class Y......................    17.24         0.38         (2.07)        (1.69)       (0.38)        (0.64)             --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................    17.02         0.24          0.19          0.43        (0.22)        (0.16)             --
   Class B......................    16.87         0.15          0.17          0.32        (0.13)        (0.16)             --
   Class C......................    17.02         0.15          0.17          0.32        (0.13)        (0.16)             --
   Class Y......................    17.16         0.33          0.16          0.49        (0.25)        (0.16)             --
   For the Year Ended December
     31, 1999
   Class A......................    15.71         0.27          1.60          1.87        (0.25)        (0.31)             --
   Class B......................    15.59         0.16          1.58          1.74        (0.15)        (0.31)             --
   Class C......................    15.73(f)      0.17(f)       1.58(f)       1.75(f)     (0.15)(f)     (0.31)(f)          --(f)
   Class Y......................    15.80         0.35          1.61          1.96        (0.29)        (0.31)             --
   For the Year Ended December
     31, 1998
   Class A......................    13.41         0.23          2.58          2.81        (0.25)        (0.26)             --
   Class B......................    13.33         0.15          2.54          2.69        (0.17)        (0.26)             --
   Class Y......................    13.46         0.29          2.59          2.88        (0.28)        (0.26)             --
   From inception July 31, 1998,
     through December 31, 1998
   Class C......................    15.56(f)      0.16(f)       0.64(f)       0.80(f)     (0.22)(f)     (0.40)(f)          --(f)
   For the Year Ended December
     31, 1997
   Class A......................    11.08         0.16          2.41          2.57        (0.17)        (0.07)             --
   Class B......................    11.05         0.16          2.31          2.47        (0.12)        (0.07)             --
   Class Y......................    11.10         0.31          2.32          2.63        (0.20)        (0.07)             --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                      NET ASSET                   NET ASSETS         TO AVERAGE
                    NET INCREASE      VALUE AT                    AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN        END          TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS       OF PERIOD     RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------     ---------     ---------   --------------   ------------------
       $(0.31)         $ 0.72          $16.25          6.71%(d)   $  795,077            1.30%(b)
        (0.26)           0.70           16.07          6.30(d)       200,965            2.03(b)
        (0.27)           0.70           16.03          6.36(d)       170,425            1.93(b)
        (0.34)           0.73           16.44          6.91(d)         8,064            0.77(b)
        (0.94)          (2.25)          15.53         (7.67)         521,543            1.36
        (0.82)          (2.23)          15.37         (8.34)         150,592            2.03
        (0.84)          (2.24)          15.33         (8.33)         117,108            2.03
        (1.01)          (2.25)          15.71         (7.20)          26,326            0.82
        (0.20)           0.93           17.78          6.77(d)       294,903            1.36(b)
        (0.11)           0.91           17.60          6.17(d)       118,936            2.03(b)
        (0.12)           0.90           17.57          6.17(d)        63,503            2.03(b)
        (0.23)           1.00           17.96          7.37(d)        22,441            0.85(b)
        (0.52)           0.23           16.85          4.57          242,054            1.38
        (0.40)           0.22           16.69          3.82          121,977            2.02
        (0.43)(f)        0.19(f)        16.67(f)       3.76           42,869            2.07
        (0.57)           0.27           16.96          5.10           23,616            0.87
        (0.22)           1.90           16.62         14.47          182,495            1.43
        (0.12)           1.86           16.47         13.62          108,344            2.10
        (0.26)           1.92           16.69         14.86           17,098            0.91
        (0.21)(f)        0.54(f)        16.48(f)       4.82(d)         9,682            2.20(b)
        (0.26)           3.27           14.72         30.99           67,861            1.64
        (0.22)           3.21           14.61         30.20           33,730            2.34
        (0.29)           3.31           14.77         31.59           13,236            1.09
        (0.11)          (0.29)          14.09         (1.28)(d)    1,369,164            1.30(b)
        (0.06)          (0.29)          13.95         (1.64)(d)      696,781            1.99(b)
        (0.06)          (0.29)          14.08         (1.60)(d)      517,437            1.87(b)
        (0.15)          (0.30)          14.24         (1.10)(d)        2,187            0.73(b)
        (0.94)          (2.69)          14.38        (10.67)       1,088,858            1.27
        (0.83)          (2.66)          14.24        (11.27)         622,519            1.93
        (0.84)          (2.68)          14.37        (11.26)         478,194            1.93
        (1.01)          (2.70)          14.54        (10.20)          56,320            0.74
        (0.38)           0.05           17.07          2.52(d)       893,954            1.26(b)
        (0.29)           0.03           16.90          1.89(d)       631,930            1.92(b)
        (0.29)           0.03           17.05          1.89(d)       432,171            1.92(b)
        (0.41)           0.08           17.24          2.90(d)        64,889            0.75(b)
        (0.56)           1.31           17.02         12.08          693,136            1.31
        (0.46)           1.28           16.87         11.29          555,338            1.97
        (0.46)(f)        1.29(f)        17.02(f)      11.29          323,631            1.99
        (0.60)           1.36           17.16         12.62           68,133            0.79
        (0.51)           2.30           15.71         21.09          316,435            1.43
        (0.43)           2.26           15.59         20.27          237,959            2.11
        (0.54)           2.34           15.80         21.62           57,891            0.90
        (0.62)(f)        0.17(f)        15.73(f)       5.25(d)        54,907            2.18(b)
        (0.24)           2.33           13.41         23.30           98,633            1.60
        (0.19)           2.28           13.33         22.44           39,334            2.31
        (0.27)           2.36           13.46         23.80           39,773            1.03

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------    -------
           1.25%(b)         0.64%(b)     16%
           2.03(b)         (0.13)(b)     --
           1.93(b)         (0.04)(b)     --
           0.77(b)          1.29(b)      --
           1.31             1.06         55
           2.03             0.34         --
           2.03             0.35         --
           0.82             1.55         --
           1.31(b)          0.99(b)      56
           2.03(b)          0.27(b)      --
           2.03(b)          0.27(b)      --
           0.85(b)          1.45(b)      --
           1.33             0.94         50
           2.02             0.25         --
           2.07             0.21         --
           0.87             1.42         --
           1.38             1.08         46
           2.10             0.39         --
           0.91             1.53         --
           2.10(b)          0.23(b)      --
           1.40             1.42         29
           2.10             0.69         --
           0.95             1.83         --
           1.25(b)          1.46(b)      21
           1.99(b)          0.72(b)      --
           1.87(b)          0.83(b)      --
           0.73(b)          2.08(b)      --
           1.22             1.99         37
           1.93             1.28         --
           1.93             1.28         --
           0.74             2.48         --
           1.21(b)          1.76(b)      38
           1.92(b)          1.05(b)      --
           1.92(b)          1.05(b)      --
           0.75(b)          2.22(b)      --
           1.26             1.72         35
           1.97             1.00         --
           1.99             0.99         --
           0.79             2.18         --
           1.38             1.67         40
           2.10             0.98         --
           0.90             2.09         --
           2.10(b)          1.06(b)      --
           1.40             1.54         39
           2.10             0.80         --
           0.95             2.08         --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD HIGH YIELD FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $ 8.45       $0.36         $(0.39)       $(0.03)      $(0.38)       $   --          $   --
   Class B......................     8.43        0.33          (0.38)        (0.05)       (0.35)           --              --
   Class C......................     8.43        0.35          (0.40)        (0.05)       (0.35)           --              --
   Class Y......................     8.48        0.32          (0.49)        (0.17)       (0.40)           --              --
   For the Year Ended October
     31, 2001
   Class A......................     9.06        0.78          (0.61)         0.17        (0.78)           --              --
   Class B......................     9.05        0.72          (0.62)        (0.10)       (0.72)           --              --
   Class C......................     9.05        0.72          (0.62)        (0.10)       (0.72)           --              --
   Class Y......................     9.10        0.83          (0.63)         0.20        (0.82)           --              --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................     9.75        0.66          (0.69)        (0.03)       (0.66)           --              --
   Class B......................     9.74        0.62          (0.71)        (0.09)       (0.60)           --              --
   Class C......................     9.74        0.61          (0.70)        (0.09)       (0.60)           --              --
   Class Y......................     9.78        0.69          (0.69)        (0.00)       (0.68)           --              --
   For the Year Ended December
     31, 1999
   Class A......................    10.15        0.75          (0.40)         0.35        (0.75)           --              --
   Class B......................    10.14        0.68          (0.40)         0.28        (0.68)           --              --
   Class C......................    10.14        0.68          (0.40)         0.28        (0.68)           --              --
   Class Y......................    10.16        0.78          (0.39)         0.39        (0.77)           --              --
   From inception September 30,
     1998, through December 31,
     1998
   Class A......................    10.00        0.19           0.13          0.32        (0.17)           --              --
   Class B......................    10.00        0.16           0.14          0.30        (0.16)           --              --
   Class C......................    10.00        0.16           0.14          0.30        (0.16)           --              --
   Class Y......................    10.00        0.21           0.13          0.34        (0.18)           --              --
THE HARTFORD BOND INCOME
 STRATEGY FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................    10.90         .25           (.24)          .01         (.25)         (.07)             --
   Class B......................    10.85         .22           (.23)         (.01)        (.22)         (.07)             --
   Class C......................    10.89         .22           (.24)         (.02)        (.22)         (.07)             --
   Class Y......................    10.99         .28           (.23)          .05         (.28)         (.07)             --
   For the Year Ended October
     31, 2001
   Class A......................    10.14        0.55           0.73          1.28        (0.52)           --              --
   Class B......................    10.10        0.48           0.72          1.20        (0.45)           --              --
   Class C......................    10.14        0.49           0.71          1.20        (0.45)           --              --
   Class Y......................    10.22        0.61           0.73          1.34        (0.57)           --              --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................     9.93        0.50           0.19          0.69        (0.48)           --              --
   Class B......................     9.90        0.43           0.20          0.63        (0.43)           --              --
   Class C......................     9.93        0.44           0.20          0.64        (0.43)           --              --
   Class Y......................     9.99        0.54           0.20          0.74        (0.51)           --              --
   For the Year Ended December
     31, 1999
   Class A......................    10.76        0.54          (0.83)        (0.29)       (0.52)        (0.02)             --
   Class B......................    10.72        0.47          (0.82)        (0.35)       (0.45)        (0.02)             --
   Class C......................    10.76(f)     0.47(f)       (0.82)(f)     (0.35)(f)    (0.46)(f)     (0.02)(f)          --(f)
   Class Y......................    10.81        0.55          (0.80)        (0.25)       (0.55)        (0.02)             --
   For the Year Ended December
     31, 1998
   Class A......................    10.61        0.54           0.23          0.77        (0.54)        (0.08)             --
   Class B......................    10.58        0.47           0.22          0.69        (0.47)        (0.08)             --
   Class Y......................    10.64        0.58           0.24          0.82        (0.57)        (0.08)             --
   From inception July 31,1998,
     through December 31, 1998
   Class C......................    10.70(f)     0.19(f)        0.15(f)       0.34(f)     (0.21)(f)     (0.07)(f)          --(f)
   For the Year Ended December
     31, 1997
   Class A......................    10.26        0.57           0.50          1.07        (0.56)        (0.16)             --
   Class B......................    10.25        0.53           0.46          0.99        (0.50)        (0.16)             --
   Class Y......................    10.27        0.58           0.54          1.12        (0.59)        (0.16)             --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.38)         $(0.41)         $ 8.04         (0.42)%(d)    $107,167            1.33%(b)
        (0.35)          (0.40)           8.03         (0.66)(d)      51,270             2.10(b)
        (0.35)          (0.40)           8.03         (0.62)(d)      43,299             1.98(b)
        (0.40)          (0.57)           7.91         (2.16)(d)           2             0.82(b)
        (0.78)          (0.61)           8.45          1.80          45,753             1.40
        (0.72)          (0.62)           8.43          0.99          16,922             2.08
        (0.72)          (0.62)           8.43          1.01          27,605             2.08
        (0.82)          (0.62)           8.48          2.15           4,223             0.88
        (0.66)          (0.69)           9.06         (0.35)(d)      23,214             1.38(b)
        (0.60)          (0.69)           9.05         (0.92)(d)       7,929             2.04(b)
        (0.60)          (0.69)           9.05         (0.90)(d)       9,534             2.04(b)
        (0.68)          (0.68)           9.10          0.02(d)        2,955             0.89(b)
        (0.75)          (0.40)           9.75          3.47          17,465             1.41
        (0.68)          (0.40)           9.74          2.80           7,436             2.08
        (0.68)          (0.40)           9.74          2.81           8,573             2.09
        (0.77)          (0.38)           9.78          3.98           2,314             0.90
        (0.17)           0.15           10.15          3.33(d)        8,507             1.58(b)
        (0.16)           0.14           10.14          3.09(d)        2,322             2.31(b)
        (0.16)           0.14           10.14          3.08(d)        2,278             2.31(b)
        (0.18)           0.16           10.16          3.51(d)        1,034             1.17(b)
         (.32)           (.31)          10.59          0.12(d)      152,340             1.30(b)
         (.29)           (.30)          10.55         (0.15)(d)      65,542             1.96(b)
         (.29)           (.31)          10.58         (0.22)(d)      72,947             1.90(b)
         (.35)           (.30)          10.69          0.47(d)       28,274             0.72(b)
        (0.52)           0.76           10.90         12.96         122,423             1.30
        (0.45)           0.75           10.85         12.12          55,999             1.96
        (0.45)           0.75           10.89         12.12          62,222             1.97
        (0.57)           0.77           10.99         13.46          43,635             0.75
        (0.48)           0.21           10.14          7.17(d)       37,290             1.29(b)
        (0.43)           0.20           10.10          6.48(d)       22,197             1.95(b)
        (0.43)           0.21           10.14          6.55(d)       16,886             1.94(b)
        (0.51)           0.23           10.22          7.60(d)       30,334             0.77(b)
        (0.54)          (0.83)           9.93         (2.71)         57,320             1.29
        (0.47)          (0.82)           9.90         (3.30)         21,442             1.94
        (0.48)(f)       (0.83)(f)        9.93(f)      (3.36)         18,136             1.97
        (0.57)          (0.82)           9.99         (2.31)         28,052             0.80
        (0.62)           0.15           10.76          7.48          47,143             1.32
        (0.55)           0.14           10.72          6.70          16,772             2.01
        (0.65)           0.17           10.81          7.98          10,766             0.84
        (0.27)(f)        0.06(f)        10.76(f)       3.19(d)        5,420             2.13(b)
        (0.72)           0.35           10.61         10.80          28,589             1.49
        (0.66)           0.33           10.58          9.96           5,745             2.19
        (0.75)           0.37           10.64         11.30           5,756             1.01

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.28%(b)         9.50%(b)      33%
           2.10(b)          8.91(b)       --
           1.98(b)          8.75(b)       --
           0.82(b)          9.47(b)       --
           1.35             9.00          63
           2.08             8.28          --
           2.08             8.28          --
           0.88             9.48          --
           1.33(b)          8.55(b)       57
           2.04(b)          7.84(b)       --
           2.04(b)          7.83(b)       --
           0.89(b)          8.99(b)       --
           1.36             7.74          53
           2.08             7.03          --
           2.09             7.01          --
           0.90             8.20          --
           1.40(b)          7.06(b)       11
           2.10(b)          6.50(b)       --
           2.10(b)          6.49(b)       --
           0.95(b)          7.48(b)       --
           1.25(b)          4.83(b)       87
           1.95(b)          4.07(b)       --
           1.90(b)          4.12(b)       --
           0.72(b)          5.35(b)       --
           1.25             5.00         196
           1.95             4.30          --
           1.95             4.30          --
           0.75             5.50          --
           1.24(b)          5.88(b)      140
           1.95(b)          5.17(b)       --
           1.94(b)          5.18(b)       --
           0.77(b)          6.34(b)       --
           1.24             5.32         113
           1.94             4.62          --
           1.95             4.62          --
           0.80             5.77          --
           1.25             5.04         135
           1.95             4.32          --
           0.80             5.48          --
           1.95(b)          4.13(b)       --
           1.25             5.59         220
           1.95             4.85          --
           0.80             5.98          --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A) --
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED                                EXCESS
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................    $9.50       $0.09         $(0.03)       $ 0.06       $(0.09)       $   --          $   --
   Class B......................     9.46        0.07          (0.03)         0.04        (0.07)           --              --
   Class C......................     9.46        0.07          (0.03)         0.04        (0.07)           --              --
   Class Y......................     9.50        0.10          (0.03)         0.07        (0.10)           --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class E......................     9.67        0.22          (0.21)         0.01        (0.22)           --              --
   Class H......................     9.64        0.17          (0.20)        (0.03)       (0.17)           --              --
   Class L......................     9.67        0.21          (0.20)         0.01        (0.21)           --              --
   Class M......................     9.64        0.17          (0.20)        (0.03)       (0.17)           --              --
   Class N......................     9.64        0.17          (0.20)        (0.03)       (0.17)           --              --
   For the Three-Month Period
     Ended October 31, 2001
   Class E......................     9.37        0.13           0.30          0.43        (0.13)           --              --
   Class H......................     9.34        0.10           0.30          0.40        (0.10)           --              --
   Class L......................     9.37        0.12           0.30          0.42        (0.12)           --              --
   Class M......................     9.34        0.10           0.30          0.40        (0.10)           --              --
   Class N......................     9.34        0.10           0.30          0.40        (0.10)           --              --
   For the Year Ended July 31,
     2001
   Class E......................     8.86        0.54           0.52          1.06        (0.55)           --              --
   Class H......................     8.83        0.45           0.52          0.97        (0.46)           --              --
   Class L......................     8.86        0.52           0.52          1.04        (0.53)           --              --
   Class M......................     8.83        0.45           0.52          0.97        (0.46)           --              --
   Class N......................     8.83        0.45           0.52          0.97        (0.46)           --              --
   For the Year Ended July 31,
     2000
   Class E......................     8.96        0.52          (0.10)         0.42        (0.52)           --              --
   Class H......................     8.94        0.43          (0.10)         0.33        (0.44)           --              --
   Class L......................     8.96        0.50          (0.10)         0.40        (0.50)           --              --
   Class M......................     8.94        0.43          (0.10)         0.33        (0.44)           --              --
   Class N......................     8.93        0.44          (0.10)         0.34        (0.44)           --              --
   For the Year Ended July 31,
     1999
   Class E......................     9.30        0.49          (0.34)         0.15        (0.49)           --              --
   Class H......................     9.28        0.40          (0.34)         0.06        (0.40)           --              --
   Class L......................     9.30        0.47          (0.34)         0.13        (0.47)           --              --
   Class M......................     9.28        0.40          (0.34)         0.06        (0.40)           --              --
   Class N......................     9.27        0.40          (0.34)         0.06        (0.40)           --              --
   For the Year Ended July 31,
     1998
   Class E......................     9.16        0.52           0.14          0.66        (0.52)           --              --
   Class H......................     9.14        0.43           0.14          0.57        (0.43)           --              --
   Class L......................     9.16        0.50           0.14          0.64        (0.50)           --              --
   Class M......................     9.14        0.43           0.14          0.57        (0.43)           --              --
   Class N......................     9.13        0.43           0.14          0.57        (0.43)           --              --
   For the Year Ended July 31,
     1997
   Class E......................     8.87        0.54           0.32          0.86        (0.54)           --           (0.03)
   Class H......................     8.86        0.46           0.31          0.77        (0.47)           --           (0.02)
   Class L......................     8.87        0.52           0.32          0.84        (0.52)           --           (0.03)
   Class M......................     8.86        0.46           0.31          0.77        (0.47)           --           (0.02)
   Class N......................     8.85        0.46           0.31          0.77        (0.47)           --           (0.02)

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.09)         $(0.03)          $9.47          0.73%(d)    $  2,517             1.25%(b)
        (0.07)          (0.03)           9.43          0.47(d)        1,334             1.90(b)
        (0.07)          (0.03)           9.43          0.47(d)        1,207             1.90(b)
        (0.10)          (0.03)           9.47          0.82(d)            1             0.75(b)
        (0.22)          (0.21)           9.46          0.11(d)      155,183             0.79(b)
        (0.17)          (0.20)           9.44         (0.26)(d)       9,749             1.79(b)
        (0.21)          (0.20)           9.47          0.10(d)       50,257             1.04(b)
        (0.17)          (0.20)           9.44         (0.27)(d)       6,494             1.79(b)
        (0.17)          (0.20)           9.44         (0.26)(d)       1,970             1.79(b)
        (0.13)           0.30            9.67          4.57(d)      187,712             0.79(b)
        (0.10)           0.30            9.64          4.31(d)       10,770             1.79(b)
        (0.12)           0.30            9.67          4.50(d)       52,579             1.04(b)
        (0.10)           0.30            9.64          4.32(d)        6,582             1.79(b)
        (0.10)           0.30            9.64          4.31(d)        2,275             1.79(b)
        (0.55)           0.51            9.37         12.30         182,170             0.79
        (0.46)           0.51            9.34         11.24          10,078             1.79
        (0.53)           0.51            9.37         12.02          47,798             1.04
        (0.46)           0.51            9.34         11.24           5,284             1.79
        (0.46)           0.51            9.34         11.24           1,603             1.79
        (0.52)          (0.10)           8.86          4.91         184,520             0.79
        (0.44)          (0.11)           8.83          3.79           8,345             1.79
        (0.50)          (0.10)           8.86          4.62          43,620             1.04
        (0.44)          (0.11)           8.83          3.79           4,264             1.79
        (0.44)          (0.10)           8.83          3.91           1,606             1.79
        (0.49)          (0.34)           8.96          1.56         254,096             0.78
        (0.40)          (0.34)           8.94          0.53          10,262             1.78
        (0.47)          (0.34)           8.96          1.30          49,274             1.03
        (0.40)          (0.34)           8.94          0.53           4,703             1.78
        (0.40)          (0.34)           8.93          0.52           3,071             1.78
        (0.52)           0.14            9.30          7.42         285,060             0.79
        (0.43)           0.14            9.28          6.40          10,816             1.79
        (0.50)           0.14            9.30          7.14          52,439             1.04
        (0.43)           0.14            9.28          6.40           3,161             1.79
        (0.43)           0.14            9.27          6.41           1,267             1.79
        (0.57)           0.29            9.16         10.07         324,643             0.81
        (0.49)           0.28            9.14          8.94          10,637             1.80
        (0.55)           0.29            9.16          9.77          59,128             1.06
        (0.49)           0.28            9.14          8.95           2,826             1.81
        (0.49)           0.28            9.13          8.96           1,444             1.81

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.20%(b)         4.38%         78%
           1.90(b)          3.72          --
           1.90(b)          3.83          --
           0.75(b)          4.69          --
           0.79(b)          4.81          --
           1.79(b)          3.80          --
           1.04(b)          4.55          --
           1.79(b)          3.80          --
           1.79(b)          3.81          --
           0.79(b)          5.25          32
           1.79(b)          4.25          --
           1.04(b)          5.01          --
           1.79(b)          4.25          --
           1.79(b)          4.25          --
           0.79             5.93         136
           1.79             4.92          --
           1.04             5.67          --
           1.79             4.92          --
           1.79             4.92          --
           0.79             5.96         181
           1.79             4.96          --
           1.04             5.71          --
           1.79             4.96          --
           1.79             4.93          --
           0.78             5.32          75
           1.78             4.32          --
           1.03             5.07          --
           1.78             4.32          --
           1.78             4.32          --
           0.79             5.62         118
           1.79             4.62          --
           1.04             5.37          --
           1.79             4.62          --
           1.79             4.62          --
           0.81             6.08         161
           1.80             5.08          --
           1.06             5.83          --
           1.81             5.08          --
           1.81             5.07          --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A)--
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE TAX-FREE MINNESOTA FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................   $10.29       $ 0.08        $(0.05)       $ 0.03       $(0.08)       $   --          $   --
   Class B......................    10.27         0.06         (0.01)         0.05        (0.06)           --              --
   Class C......................    10.27         0.06            --          0.06        (0.06)           --              --
   Class Y......................    10.29         0.08         (0.02)         0.06        (0.08)           --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class E......................    10.45         0.19         (0.15)         0.04        (0.19)           --              --
   Class H......................    10.44         0.14         (0.15)        (0.01)       (0.14)           --              --
   Class L......................    10.42         0.18         (0.15)         0.03        (0.18)           --              --
   Class M......................    10.42         0.14         (0.16)        (0.02)       (0.14)           --              --
   Class N......................    10.44         0.14         (0.15)        (0.01)       (0.14)           --              --
   For the One-Month Period
     Ended October 31, 2001
   Class E......................    10.35         0.04          0.10          0.14        (0.04)           --              --
   Class H......................    10.34         0.03          0.10          0.13        (0.03)           --              --
   Class L......................    10.31         0.04          0.11          0.15        (0.04)           --              --
   Class M......................    10.31         0.03          0.11          0.14        (0.03)           --              --
   Class N......................    10.34         0.03          0.10          0.13        (0.03)           --              --
   For the Year Ended September
     30, 2001
   Class E......................     9.91         0.48          0.45          0.93        (0.49)           --              --
   Class H......................     9.91         0.38          0.44          0.82        (0.39)           --              --
   Class L......................     9.88         0.45          0.45          0.90        (0.47)           --              --
   Class M......................     9.88         0.38          0.44          0.82        (0.39)           --              --
   Class N......................     9.90         0.38          0.45          0.83        (0.39)           --              --
   For the Year Ended September
     30, 2000
   Class E......................     9.94         0.51         (0.04)         0.47        (0.50)           --              --
   Class H......................     9.93         0.42         (0.04)         0.38        (0.40)           --              --
   Class L......................     9.91         0.48         (0.04)         0.44        (0.47)           --              --
   Class M......................     9.90         0.42         (0.04)         0.38        (0.40)           --              --
   Class N......................     9.93         0.41         (0.04)         0.37        (0.40)           --              --
   For the Year Ended September
     30, 1999
   Class E......................    10.77         0.50         (0.67)        (0.17)       (0.49)        (0.17)             --
   Class H......................    10.76         0.39         (0.67)        (0.28)       (0.38)        (0.17)             --
   Class L......................    10.74         0.47         (0.67)        (0.20)       (0.46)        (0.17)             --
   Class M......................    10.73         0.39         (0.67)        (0.28)       (0.38)        (0.17)             --
   Class N......................    10.73         0.42         (0.67)        (0.25)       (0.38)        (0.17)             --
   For the Year Ended September
     30, 1998
   Class E......................    10.46         0.52          0.32          0.84        (0.52)        (0.01)             --
   Class H......................    10.44         0.42          0.32          0.74        (0.41)        (0.01)             --
   Class L......................    10.43         0.49          0.32          0.81        (0.49)        (0.01)             --
   Class M......................    10.42         0.41          0.32          0.73        (0.41)        (0.01)             --
   Class N......................    10.44         0.39          0.32          0.71        (0.41)        (0.01)             --
   For the Year Ended September
     30, 1997
   Class E......................    10.28         0.53          0.18          0.71        (0.53)           --              --
   Class H......................    10.26         0.42          0.18          0.60        (0.42)           --              --
   Class L......................    10.26         0.50          0.18          0.68        (0.51)           --              --
   Class M......................    10.24         0.42          0.18          0.60        (0.42)           --              --
   Class N......................    10.26         0.42          0.18          0.60        (0.42)           --              --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.08)         $(0.05)         $10.24          0.35%(d)   $      212            1.16%(b)
        (0.06)          (0.01)          10.26          0.48(d)             4            2.13(b)
        (0.06)             --           10.27          0.58(d)            22            1.85(b)
        (0.08)          (0.02)          10.27          0.72(d)             1            0.83(b)
        (0.19)          (0.15)          10.30          0.42(d)        30,959            0.85(b)
        (0.14)          (0.15)          10.29         (0.06)(d)          976            1.85(b)
        (0.18)          (0.15)          10.27          0.29(d)         3,395            1.10(b)
        (0.14)          (0.16)          10.26         (0.16)(d)          557            1.84(b)
        (0.14)          (0.15)          10.29          0.13(d)           198            1.85(b)
        (0.04)           0.10           10.45          1.33(d)        32,533            0.84(b)
        (0.03)           0.10           10.44          1.25(d)         1,094            1.84(b)
        (0.04)           0.11           10.42          1.41(d)         3,543            1.09(b)
        (0.03)           0.11           10.42          1.35(d)           772            1.84(b)
        (0.03)           0.10           10.44          1.25(d)           203            1.84(b)
        (0.49)           0.44           10.35          9.58           32,259            0.85
        (0.39)           0.43           10.34          8.43            1,086            1.85
        (0.47)           0.43           10.31          9.24            3,570            1.10
        (0.39)           0.43           10.31          8.45              789            1.85
        (0.39)           0.44           10.34          8.55              200            1.85
        (0.50)          (0.03)           9.91          4.87           33,088            0.86
        (0.40)          (0.02)           9.91          3.95            1,076            1.86
        (0.47)          (0.03)           9.88          4.63            3,454            1.11
        (0.40)          (0.02)           9.88          3.96              829            1.86
        (0.40)          (0.03)           9.90          3.84              255            1.86
        (0.66)          (0.83)           9.94         (1.71)          37,396            0.86
        (0.55)          (0.83)           9.93         (2.73)           1,401            1.86
        (0.63)          (0.83)           9.91         (1.94)           3,240            1.11
        (0.55)          (0.83)           9.90         (2.73)             860            1.86
        (0.55)          (0.80)           9.93         (2.45)             247            1.86
        (0.53)           0.31           10.77          8.25           42,170            0.91
        (0.42)           0.32           10.76          7.26            1,458            1.91
        (0.50)           0.31           10.74          8.13            3,170            1.16
        (0.42)           0.31           10.73          7.18            1,271            1.91
        (0.42)           0.29           10.73          6.97              194            1.91
        (0.53)           0.18           10.46          7.10           43,584            0.96
        (0.42)           0.18           10.44          6.00            1,227            1.96
        (0.51)           0.17           10.43          6.66            3,689            1.21
        (0.42)           0.18           10.42          6.01            1,301            1.96
        (0.42)           0.18           10.44          6.00              232            1.96

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.15%(b)         3.16%(b)     18%
           1.85(b)          2.28(b)      --
           1.85(b)          2.53(b)      --
           0.70(b)          3.87(b)      --
           0.85(b)          3.88(b)      18
           1.85(b)          2.88(b)      --
           1.10(b)          3.63(b)      --
           1.84(b)          2.88(b)      --
           1.85(b)          2.87(b)      --
           0.84(b)          4.28(b)       0
           1.84(b)          3.28(b)      --
           1.09(b)          4.03(b)      --
           1.84(b)          3.28(b)      --
           1.84(b)          3.28(b)      --
           0.85             4.70         18
           1.85             3.70         --
           1.10             4.45         --
           1.85             3.70         --
           1.85             3.70         --
           0.86             5.12         56
           1.86             4.12         --
           1.11             4.87         --
           1.86             4.12         --
           1.86             4.12         --
           0.86             4.73         55
           1.86             3.73         --
           1.11             4.48         --
           1.86             3.73         --
           1.86             3.73         --
           0.91             4.94         55
           1.91             3.94         --
           1.16             4.69         --
           1.91             3.94         --
           1.91             3.94         --
           0.96             5.14         61
           1.96             4.14         --
           1.21             4.89         --
           1.96             4.14         --
           1.96             4.14         --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A)--
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD TAX-FREE NATIONAL
 FUND
   For the Period February 19,
     2002 through April 30, 2002
   Class A......................   $10.99       $ 0.08        $(0.06)       $ 0.02       $(0.08)       $   --          $   --
   Class B......................    10.97         0.07         (0.07)           --        (0.07)           --              --
   Class C......................    10.97         0.07         (0.05)         0.02        (0.07)           --              --
   Class Y......................    10.99         0.09         (0.06)         0.03        (0.09)           --              --
   For the Six-Month Period
     Ended April 30, 2002
   Class E......................    11.18         0.20         (0.19)         0.01        (0.20)        (0.04)             --
   Class H......................    11.15         0.15         (0.19)        (0.04)       (0.15)        (0.04)             --
   Class L......................    11.16         0.19         (0.18)         0.01        (0.19)        (0.04)             --
   Class M......................    11.15         0.15         (0.19)        (0.04)       (0.15)        (0.04)             --
   Class N......................    11.13         0.15         (0.19)        (0.04)       (0.15)        (0.04)             --
   For the One-Month Period
     Ended October 31, 2001
   Class E......................    11.07         0.04          0.11          0.15        (0.04)           --              --
   Class H......................    11.03         0.03          0.12          0.15        (0.03)           --              --
   Class L......................    11.05         0.04          0.11          0.15        (0.04)           --              --
   Class M......................    11.04         0.03          0.11          0.14        (0.03)           --              --
   Class N......................    11.02         0.03          0.11          0.14        (0.03)           --              --
   For the Year Ended September
     30, 2001
   Class E......................    10.52         0.49          0.56          1.05        (0.50)           --              --
   Class H......................    10.49         0.37          0.56          0.93        (0.39)           --              --
   Class L......................    10.50         0.46          0.56          1.02        (0.47)           --              --
   Class M......................    10.49         0.38          0.56          0.94        (0.39)           --              --
   Class N......................    10.48         0.38          0.56          0.94        (0.40)           --              --
   For the Year Ended September
     30, 2000
   Class E......................    10.49         0.52          0.02          0.54        (0.51)           --              --
   Class H......................    10.46         0.42          0.02          0.44        (0.41)           --              --
   Class L......................    10.47         0.50          0.02          0.52        (0.49)           --              --
   Class M......................    10.46         0.42          0.02          0.44        (0.41)           --              --
   Class N......................    10.45         0.42          0.02          0.44        (0.41)           --              --
   For the Year Ended September
     30, 1999
   Class E......................    11.38         0.50         (0.78)        (0.28)       (0.49)        (0.12)             --
   Class H......................    11.35         0.39         (0.78)        (0.39)       (0.38)        (0.12)             --
   Class L......................    11.37         0.47         (0.78)        (0.31)       (0.47)        (0.12)             --
   Class M......................    11.36         0.38         (0.78)        (0.40)       (0.38)        (0.12)             --
   Class N......................    11.34         0.39         (0.78)        (0.39)       (0.38)        (0.12)             --
   For the Year Ended September
     30, 1998
   Class E......................    11.07         0.52          0.34          0.86        (0.51)        (0.04)             --
   Class H......................    11.06         0.40          0.34          0.74        (0.41)        (0.04)             --
   Class L......................    11.06         0.50          0.34          0.84        (0.49)        (0.04)             --
   Class M......................    11.05         0.42          0.34          0.76        (0.41)        (0.04)             --
   Class N......................    11.04         0.41          0.34          0.75        (0.41)        (0.04)             --
   For the Year Ended September
     30, 1997
   Class E......................    10.76         0.55          0.31          0.86        (0.55)           --              --
   Class H......................    10.75         0.44          0.31          0.75        (0.44)           --              --
   Class L......................    10.75         0.53          0.31          0.84        (0.53)           --              --
   Class M......................    10.74         0.44          0.31          0.75        (0.44)           --              --
   Class N......................    10.74         0.43          0.31          0.74        (0.44)           --              --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 10).
 (g) Net Investment Income (Loss) is less than a penny a share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.08)         $(0.06)         $10.93          0.32%(d)    $ 1,966                1.51%(b)
        (0.07)          (0.07)          10.90          0.07(d)         271                2.04(b)
        (0.07)          (0.05)          10.92          0.25(d)         358                2.19(b)
        (0.09)          (0.06)          10.93          0.40(d)           1                1.22(b)
        (0.24)          (0.23)          10.95          0.17(d)      39,519                0.99(b)
        (0.19)          (0.23)          10.92         (0.29)(d)      3,385                1.99(b)
        (0.23)          (0.22)          10.94          0.16(d)       7,384                1.24(b)
        (0.19)          (0.23)          10.92         (0.29)(d)      1,813                1.99(b)
        (0.19)          (0.23)          10.90         (0.29)(d)        637                1.99(b)
        (0.04)           0.11           11.18          1.35(d)      42,441                0.95(b)
        (0.03)           0.12           11.15          1.36(d)       4,679                1.95(b)
        (0.04)           0.11           11.16          1.33(d)       8,029                1.20(b)
        (0.03)           0.11           11.15          1.27(d)       1,723                1.95(b)
        (0.03)           0.11           11.13          1.27(d)         538                1.95(b)
        (0.50)           0.55           11.07         10.18         42,331                0.97
        (0.39)           0.54           11.03          9.03          4,853                1.97
        (0.47)           0.55           11.05          9.91          7,892                1.22
        (0.39)           0.55           11.04          9.14          1,701                1.97
        (0.40)           0.54           11.02          9.06            469                1.97
        (0.51)           0.03           10.52          5.33         42,212                0.96
        (0.41)           0.03           10.49          4.29          5,021                1.96
        (0.49)           0.03           10.50          5.09          6,509                1.21
        (0.41)           0.03           10.49          4.29          1,540                1.96
        (0.41)           0.03           10.48          4.30            289                1.96
        (0.61)          (0.89)          10.49        (2.56)         47,140                0.94
        (0.50)          (0.89)          10.46        (3.52)          6,019                1.94
        (0.59)          (0.90)          10.47        (2.87)          8,247                1.19
        (0.50)          (0.90)          10.46        (3.61)          1,752                1.94
        (0.50)          (0.89)          10.45        (3.53)            548                1.94
        (0.55)           0.31           11.38          7.97         56,959                0.98
        (0.45)           0.29           11.35          6.76          6,099                1.98
        (0.53)           0.31           11.37          7.75          8,308                1.23
        (0.45)           0.31           11.36          6.95          1,493                1.98
        (0.45)           0.30           11.34          6.86            493                1.98
        (0.55)           0.31           11.07          8.19         59,727                0.95
        (0.44)           0.31           11.06          7.13          5,111                1.95
        (0.53)           0.31           11.06          7.96          7,263                1.20
        (0.44)           0.31           11.05          7.14          1,287                1.95
        (0.44)           0.30           11.04          7.04            584                1.95

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.15%(b)         3.16%(b)     37%
           1.85(b)          2.72(b)      --
           1.85(b)          2.49(b)      --
           0.70(b)          3.65(b)      --
           0.99(b)          3.87(b)      37
           1.85(b)          2.87(b)      --
           1.15(b)          3.61(b)      --
           1.85(b)          2.86(b)      --
           1.85(b)          2.86(b)      --
           0.95(b)          4.21(b)       0
           1.95(b)          3.21(b)      --
           1.20(b)          3.96(b)      --
           1.95(b)          3.21(b)      --
           1.95(b)          3.21(b)      --
           0.97             4.49         28
           1.97             3.49         --
           1.22             4.24         --
           1.97             3.49         --
           1.97             3.49         --
           0.96             4.96         64
           1.96             3.96         --
           1.21             4.71         --
           1.96             3.96         --
           1.96             3.96         --
           0.94             4.56         89
           1.94             3.56         --
           1.19             4.31         --
           1.94             3.56         --
           1.94             3.56         --
           0.98             4.65         74
           1.98             3.65         --
           1.23             4.40         --
           1.98             3.65         --
           1.98             3.65         --
           0.95             5.03         71
           1.95             4.03         --
           1.20             4.78         --
           1.95             4.02         --
           1.95             4.05         --

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

                                  -- SELECTED PER-SHARE DATA(A)--
                                  -----------------------------------------------------------------------------------------------
                                                           NET REALIZED
                                                               AND                                  DISTRIBUTIONS
                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                  ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
   For the Six-Month Period
     Ended April 30, 2002
   Class A......................   $ 1.00       $0.007        $   --        $0.007      $(0.007)       $   --          $   --
   Class B......................     1.00        0.003            --         0.003       (0.003)           --              --
   Class C......................     1.00        0.003            --         0.003       (0.003)           --              --
   Class Y......................     1.00        0.011            --         0.011       (0.011)           --              --
   For the Year Ended October
     31, 2001
   Class A......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class B......................     1.00         0.03            --          0.03        (0.03)           --              --
   Class C......................     1.00         0.03            --          0.03        (0.03)           --              --
   Class Y......................     1.00         0.04            --          0.04        (0.04)           --              --
   For the Ten-Month Period
     Ended October 31, 2000
   Class A......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class B......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class C......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   For the Year Ended December
     31, 1999
   Class A......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class B......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class C......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   For the Year Ended December
     31, 1998
   Class A......................     1.00         0.05            --          0.05        (0.05)           --              --
   Class B......................     1.00         0.04            --          0.04        (0.04)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   From inception July 31,1998,
     through December 31, 1998
   Class C......................     1.00         0.02            --          0.02        (0.02)           --              --
   For the Year Ended December
     31, 1997
   Class A......................     1.00         0.05            --          0.05        (0.05)           --              --
   Class Y......................     1.00         0.05            --          0.05        (0.05)           --              --
   From inception August 22,
     1997 to December 31, 1997
   Class B......................     1.00         0.01            --          0.01        (0.01)           --              --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999 (See Note 11).

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------
                                                                                      RATIO OF
                                                                                      EXPENSES
                                                                  NET ASSETS         TO AVERAGE
                    NET INCREASE      NET ASSET                   AT END OF          NET ASSETS
        TOTAL       (DECREASE) IN     VALUE AT        TOTAL         PERIOD       BEFORE WAIVERS AND
    DISTRIBUTIONS    NET ASSETS     END OF PERIOD   RETURN(C)   (IN THOUSANDS)     REIMBURSEMENTS
    -------------   -------------   -------------   ---------   --------------   ------------------
       $(0.007)        $   --          $ 1.00          0.66%(d)   $  277,904              1.37%(b)
        (0.003)            --            1.00          0.34(d)        47,749              1.93(b)
        (0.003)            --            1.00          0.34(d)        46,650              1.81(b)
        (0.011)            --            1.00          1.06(d)           465               .61(b)
         (0.04)            --            1.00          4.02           86,748              1.19
         (0.03)            --            1.00          3.31           48,998              1.85
         (0.03)            --            1.00          3.31           53,873              1.82
         (0.04)            --            1.00          4.49           33,309              0.61
         (0.04)            --            1.00          4.54(d)        43,897              1.20(b)
         (0.04)            --            1.00          3.94(d)        14,974              1.85(b)
         (0.04)            --            1.00          3.93(d)         6,842              1.85(b)
         (0.05)            --            1.00          4.94(d)        18,325              0.65(b)
         (0.04)            --            1.00          4.32           44,663              1.15
         (0.04)            --            1.00          3.59           25,762              1.81
         (0.04)            --            1.00          3.59            9,904              1.84
         (0.05)            --            1.00          4.80            8,953              0.64
         (0.05)            --            1.00          4.69           29,424              1.25
         (0.04)            --            1.00          3.97           11,936              1.86
         (0.05)            --            1.00          5.16            5,320              0.71
         (0.02)            --            1.00          1.58(d)         1,203              2.02(b)
         (0.05)            --            1.00          4.73           22,578              1.28
         (0.05)            --            1.00          5.23            2,638              0.82
         (0.01)            --            1.00          1.45(d)         4,449              3.63(b)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  ------------------------------
         RATIO OF         RATIO OF
         EXPENSES           NET
        TO AVERAGE       INVESTMENT
        NET ASSETS         INCOME     PORTFOLIO
     AFTER WAIVERS AND   TO AVERAGE   TURNOVER
      REIMBURSEMENTS     NET ASSETS    RATE(E)
     -----------------   ----------   ---------
           1.00%(b)         1.43%(b)      N/A%
           1.70(b)          0.67(b)        --
           1.70(b)          0.65(b)        --
           0.55(b)          1.82(b)        --
           1.00             3.63          N/A
           1.70             2.93           --
           1.70             2.93           --
           0.55             4.08           --
           1.00(b)          5.35(b)       N/A
           1.70(b)          4.65(b)        --
           1.70(b)          4.65(b)        --
           0.55(b)          5.80(b)        --
           1.00             4.25          N/A
           1.70             3.55           --
           1.70             3.56           --
           0.55             4.70           --
           1.00             4.57          N/A
           1.70             3.83           --
           0.55             4.99           --
           1.70(b)          3.57(b)        --
           1.00             4.67          N/A
           0.55             5.13           --
           1.70(b)          3.92(b)        --

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN      Director         Since 1995   Ms. Coleman has served as President        48        Ms. Coleman is a
(age 69)                                                  of Saint Joseph College since 1991                   Director of LeMoyne
c/o Hartford Mutual Funds                                 and President of Cashel House, Ltd.                  College, St. Francis
P.O. Box 2999                                             (retail) since 1985.                                 Hospital and
Hartford, CT 06104-2999                                                                                        Connecticut Higher
                                                                                                               Education Student
                                                                                                               Loan Administration.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director         Since 2001   Mr. Hill is Partner Emeritus and a         48        None
(age 56)                                                  founding partner of TSG Capital
c/o Hartford Mutual Funds                                 Group, a private equity investment
P.O. Box 2999                                             firm that serves as sponsor and lead
Hartford, CT 06104-2999                                   investor in leveraged buyouts of
                                                          middle market companies. Mr. Hill is
                                                          also a Partner of TSG Ventures L.P.,
                                                          a private equity investment company
                                                          that invests primarily in
                                                          minority-owned small businesses. Mr.
                                                          Hill currently serves as Chairman of
                                                          the City of Stamford, CT Planning
                                                          Board and a director of the Stamford
                                                          Cultural Development Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM ATCHISON O'NEILL    Director         Since 1992   The Honorable William A. O'Neill           48        None
(age 71)                                                  served as Governor of the State of
c/o Hartford Mutual Funds                                 Connecticut from 1980 until 1991. He
P.O. Box 2999                                             is presently retired.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.  Director         Since 1977   Mr. Pryor has served as Managing           48        Mr. Pryor is a
(age 68)                                                  Director of Pryor & Clark Company                    Director of Pryor &
c/o Hartford Mutual Funds                                 (real estate investment), Hartford,                  Clark Company,
P.O. Box 2999                                             Connecticut, since June, 1992.                       Corcap, Inc.
Hartford, CT 06104-2999                                                                                        (inactive
                                                                                                               corporation),
                                                                                                               Hoosier Magnetics,
                                                                                                               Inc. (manufacturer
                                                                                                               of magnetic ferrite
                                                                                                               materials), Infodata
                                                                                                               Systems, Inc.
                                                                                                               (software company)
                                                                                                               and CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER        Director         Since 1978   Mr. Springer currently serves as           48        Mr. Springer is a
(age 70)                                                  Chairman of Medspan, Inc. (health                    Director of Hartford
c/o Hartford Mutual Funds                                 maintenance organization).                           Hospital, and CHS
P.O. Box 2999                                                                                                  Insurance Ltd.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

See Notes to Financial Statements.

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH**      Director and     Since 1996   Mr. Smith served as Vice Chairman of       48        Mr. Smith is a
(age 62)                    Chairman                      Hartford Financial Services Group,                   Director of
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January                   Connecticut
P.O. Box 2999                                             2002, as President and Chief                         Children's Medical
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,                  Center, American
                                                          Inc. from February 1997 to January                   Counsel of Life
                                                          2002, and as President and Chief                     Insurance, and
                                                          Operating Officer of The Hartford                    Insurance
                                                          Life Insurance Companies from                        Marketplace
                                                          January 1989 to January 2002.                        Standards
                                                                                                               Association.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       71        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President   Since 2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 46)                                                  and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President   Since 2002   Mr. Johnson has served as Vice            N/A        N/A
(age 41)                                                  President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York, New
                                                          York.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 42)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 35)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business and its corporate
                                                          retirement plans line of business.
                                                          Mr. Levenson joined The Hartford in
                                                          1995. Mr. Levenson is also a senior
                                                          vice president of HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice President   Since 1996   Mr. Marra is President and Chief          N/A        N/A
(age 43)                                                  Operating Officer of Hartford Life,
c/o Hartford Mutual Funds                                 Inc. He is also a member of the
P.O. Box 2999                                             Board of Directors and a member of
Hartford, CT 06104-2999                                   the Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Named President of Hartford
                                                          Life in 2001 and COO in 2000, Mr.
                                                          Marra served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          the company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. From 1990 to
                                                          1994, Mr. Marra was Vice President
                                                          and Director of Individual
                                                          Annuities. Mr. Marra is also a
                                                          Managing Member and Executive Vice
                                                          President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 39)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice             Since 2002   Ms. Fagely has been Vice President        N/A        N/A
(age 43)                    President,                    of Hartford Administrative Services
500 Bielenberg Drive        Controller and                Company ("HASCO") since 1998. Prior
Woodbury, MN 55125          Treasurer                     to 1998, she was Second Vice
                                                          President of HASCO. She also has
                                                          served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Assistant                     and Financial Control, of Hartford
P.O. Box 2999               Controller and                Life Insurance Company since 1987.
Hartford, CT 06104-2999     Assistant
                            Treasurer
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 47)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

 *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

     1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

     2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

     3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

     4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

     5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

     PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

     6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

     7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

     We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

     8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.